UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05398

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo AllianceBernstein L.P. 1345 Avenue of the Americas New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: December 31, 2011

Date of reporting period: December 31, 2011

ITEM 1. REPORTS TO STOCKHOLDERS.

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Balanced Wealth Strategy Portfolio

December 31, 2011

Annual Report

ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

BALANCED WEALTH STRATEGY
PORTFOLIO	AllianceBernstein Variable Products Series Fund

LETTER TO INVESTORS

February 10, 2012

The following is an update of AllianceBernstein Variable Products Series Fund—AllianceBernstein Balanced Wealth Strategy Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2011.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is to maximize total return consistent with the determination of reasonable risk as determined by AllianceBernstein L.P. (the “Adviser”). The Portfolio invests in a portfolio of equity and debt securities that is designed as a solution for investors who seek a moderate tilt toward equity returns but also want the risk diversification offered by debt securities and the broad diversification of their equity risk across styles, capitalization ranges and geographic regions. The Portfolio targets a weighting of 60% equity securities and 40% debt securities with a goal of providing moderate upside potential without excessive volatility. In managing the Portfolio, the Adviser efficiently diversifies between the debt and equity components to produce the desired risk/return profile. Investments in real estate investment trusts, or REITs, are deemed to be 50% equity and 50% fixed-income for purposes of the overall target blend of the Portfolio.

The Portfolio’s equity component is diversified between growth and value equity investment styles, and between U.S. and non-U.S. markets. The Adviser’s targeted blend for the non-REIT portion of the Portfolio’s equity component is an equal weighting of growth and value stocks. The Adviser will also allow the relative weightings of the growth and value subcomponents to vary in response to markets, but ordinarily only by +/-5% of the Portfolio. Beyond those ranges, the Adviser will generally rebalance the Portfolio’s equity component toward the targeted blend. However, under extraordinary circumstances, when the Adviser believes that conditions favoring one investment style are compelling, the range may expand to 10% of the Portfolio. In addition to blending growth and value styles, the Adviser blends each style-based portion of the Portfolio’s equity component across U.S. and non-U.S. issuers and various capitalization ranges. Within each of the value and growth portions of the Portfolio, the Adviser normally targets a blend of approximately 70% in equities of U.S. companies and the remaining 30% in equities of companies outside the United States. The Adviser will also allow the relative weightings of these geographical subcomponents to vary in response to markets, but ordinarily only by +/-5% of the Portfolio. Beyond those ranges, the Adviser will generally rebalance the Portfolio toward the targeted blend. However, under extraordinary circumstances, such as when market conditions favoring one investment style are compelling, the range may expand to +/-10% of the Portfolio’s net assets.

The Portfolio’s debt securities will primarily be investment-grade debt securities, but are expected to include lower-rated securities (“junk bonds”) and preferred stock. The Portfolio will not invest more than 25% of its total assets in securities rated, at the time of purchase, below investment grade.

INVESTMENT RESULTS

The table on page 4 shows the Portfolio’s performance compared to its balanced benchmark, a 60% / 40% blend of the Standard & Poor’s (“S&P”) 500 Index and the Barclays Capital U.S. Aggregate Bond Index, respectfully, for the one- and five-year periods ended December 31, 2011 and since the Portfolio’s inception on July 1, 2004.

For the annual period ended December 31, 2011, the Portfolio declined and underperformed its benchmark. All underlying strategies produced negative absolute returns, with the exception of fixed income, which produced a positive return. Despite this, the fixed income strategy lagged its benchmark, along with all other underlying strategies of the Portfolio.

The Portfolio’s performance for the annual period, both absolute and relative to the benchmark, was driven most heavily by its international equity strategies, specifically its international growth and international value components. Both of these strategies produced the largest negative absolute returns and underperformed their benchmarks more than the other Portfolio components. The Portfolio’s REIT strategy had the best relative performance, underperforming its benchmark the least of all the underlying strategies.

The Portfolio’s use of derivatives, in the form of currency forwards, added to performance, mostly from currency positioning. The use of futures had no material impact on performance.

MARKET REVIEW AND INVESTMENT STRATEGY

Equity markets finished 2011 with sturdy gains. The rally in the global equity markets that started in the latter half of 2010 came to an abrupt end in the second quarter of 2011, as May saw heightened risk aversion causing investors to pull back sharply. With U.S. fiscal problems mounting, the European debt crisis widening and threatening to weaken the broader economy of the euro area, plus slower growth in emerging markets, the global economic outlook grew increasingly uncertain. Consequently, business and consumer confidence eroded and the financial markets gyrated wildly on this rising pessimism. A rescue plan for the euro

AllianceBernstein Variable Products Series Fund

area put forth in the third quarter by European leaders offered a brief respite from the market’s slump in October. The market upturn proved to be short-lived, however, as investors deemed the plan to be insufficient to arrest debt pressure and feared that the situation was escalating to dangerous new levels. Toward the end of the fourth quarter, encouraging U.S. economic data suggesting that the world’s largest economy may be gaining momentum, coupled with the preemptive, coordinated actions of the world’s leading central banks to avert both a liquidity shortage in the global financial system and the undercapitalized European banking system, eased investor concerns.

Although the macro picture is as uncertain as it has been for some time, the Multi-Asset Solution Team (the “Team”) believes increasingly positive economic data points and improving earnings fundamentals are likely to boost equity market returns in 2012. The Team also sees outperformance potential in high-growth stocks, which haven’t traded at such a low premium in decades, and in attractively valued stocks, which are of unusually high quality. The Team believes the Portfolio’s style sleeves are accordingly positioned to capture these opportunities. The Portfolio’s Value team has been taking advantage of the indiscriminate sell-off among economically—sensitive stocks to add to energy, technology and consumer names where research indicates a high degree of conviction in their upside potential, while also seeking opportunities across industries and regions by focusing on dislocations induced by the recession. These companies benefit from leaner cost structures, solid competitive advantages and/or restructurings that are just beginning to bear fruit. The Growth team maintains its disciplined investment approach of finding stocks that offer strong, sustainable earnings growth potential and positive earnings revisions. They have concentrated their holdings on companies that have strong market share, strong pricing power and high reinvestment rates, as well as those that are gaining from strong secular growth trends. Lastly, the Fixed Income team significantly reduced risk in the second half of 2011, moving the fixed income portfolio closer to its benchmark. Specifically, they have meaningfully reduced the overweight in investment-grade corporate debt and cut exposure to financials. The investment-grade corporate positions are diversified in order to minimize idiosyncratic risk. The Team remains focused on the Portfolio’s long-term strategy: combining low correlation asset classes, blending growth and value investment styles, globalizing its holdings and ensuring the Portfolio is aligned with its strategic asset allocation targets over time through a disciplined rebalancing process.

BALANCED WEALTH STRATEGY PORTFOLIO
HISTORICAL PERFORMANCE	AllianceBernstein Variable Products Series Fund

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month-end.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For a free copy of the Portfolio’s prospectus, which contains this and other information, call your financial advisor or 800.984.7654. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio’s quoted performance would be lower. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged S&P® 500 Index and the unmanaged Barclays Capital U.S. Aggregate Bond Index do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The S&P 500 Index includes 500 U.S. stocks and is a common representation of the performance of the overall U.S. stock market. The Barclays Capital U.S. Aggregate Bond Index represents the performance of securities within the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities, and commercial mortgage backed securities. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The market values of the portfolio’s holdings rise and fall from day to day, so investments may lose value.

Credit Risk: A bond’s credit rating reflects the issuer’s ability to make timely payments of interest or principal—the lower the rating, the higher the risk of default. If the issuer’s financial strength deteriorates, the issuer’s rating may be lowered and the bond’s value may decline.

Interest Rate Risk (with prepayment risk): As interest rates rise, bond prices fall and vice versa—long-term securities tend to rise and fall more than short-term securities. The values of mortgage-related and asset-backed securities are particularly sensitive to changes in interest rates due to prepayment risk.

Foreign (Non U.S.) Risk: Non-U.S. securities may be more volatile because of political, regulatory, market and economic uncertainties associated with such securities. Fluctuations in currency exchange rates may negatively affect the value of the investment or reduce returns. These risks are magnified in emerging or developing markets.

Allocation Risk: Allocating to different types of assets may have a large impact on returns if one of these asset classes significantly underperforms the others.

These risks are fully discussed in the Variable Products prospectus.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

(Historical Performance continued on next page)

BALANCED WEALTH STRATEGY PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)	AllianceBernstein Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARK	NAV Returns
PERIODS ENDED DECEMBER 31, 2011	1 Year	5 Years*	Since Inception**
AllianceBernstein Balanced Wealth Strategy Portfolio Class A†	-2.81%	-0.17%	3.52%
AllianceBernstein Balanced Wealth Strategy Portfolio Class B†	-3.06%	-0.45%	3.24%
60% S&P 500 Index / 40% Barclays Capital U.S. Aggregate Bond Index	4.69%	2.84%	4.97%
S&P 500 Index	2.11%	-0.25%	3.92%
Barclays Capital U.S. Aggregate Bond Index	7.84%	6.50%	5.72%

*    Average annual returns.

**  Average annual returns, since inception of the Portfolio’s Class A and Class B shares on 7/1/04.

†  Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portolio’s performance for the annual period ended December 31, 2011, by 0.02%.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.68% and 0.93% for Class A and Class B, respectively, gross of any fee waivers or expense reimbursements. These waivers/reimbursements extend through the Portfolio’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower.

ALLIANCEBERNSTEIN BALANCED WEALTH STRATEGY PORTFOLIO CLASS A GROWTH OF A $10,000 INVESTMENT

7/1/04* – 12/31/11

*	Since inception of the Portfolio’s Class A shares on 7/1/04.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Balanced Wealth Strategy Portfolio Class A shares (from 7/1/04* to 12/31/11) as compared to the performance of the Portfolio’s balanced benchmark, the 60% S&P 500 Index/40% Barclays Capital U.S. Aggregate Bond Index, as well as the individual components of the balanced benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on previous page.

BALANCED WEALTH STRATEGY PORTFOLIO
FUND EXPENSES (unaudited)	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$938.80	$3.23	0.66%
Hypothetical (5% return before expenses)	$1,000	$1,021.88	$3.36	0.66%

Class B
Actual	$1,000	$937.50	$4.44	0.91%
Hypothetical (5% return before expenses)	$1,000	$1,020.62	$4.63	0.91%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

BALANCED WEALTH STRATEGY PORTFOLIO
TEN LARGEST HOLDINGS*
December 31, 2011 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
U.S. Treasury Bonds & Notes	$43,409,274	8.1%
Federal National Mortgage Association	40,709,698	7.6
Federal Home Loan Mortgage Corp. Gold	8,922,617	1.6
Apple, Inc.	8,541,450	1.6
JPMorgan Chase & Co.	6,507,872	1.2
Federal Farm Credit Bank	5,707,292	1.1
U.S. Treasury Inflation Index	5,659,704	1.0
Google, Inc.—Class A	5,599,953	1.0
Pfizer, Inc.	4,728,340	0.9
Residual Funding Corp. Principal Strip	3,975,919	0.7

	$133,762,119	24.8%

SECURITY TYPE BREAKDOWN**

December 31, 2011 (unaudited)

SECURITY TYPE	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Common Stocks	$342,871,194	62.7%
Governments—Treasuries	46,357,980	8.5
Mortgage Pass-Through’s	45,386,131	8.3
Corporates—Investment Grades	36,908,197	6.8
Asset-Backed Securities	18,155,569	3.3
Agencies	15,909,449	2.9
Commercial Mortgage-Backed Securities	8,943,739	1.7
Inflation-Linked Securities	5,659,704	1.0
Quasi-Sovereigns	1,660,341	0.3
Corporates—Non-Investment Grades	894,864	0.2
Governments—Sovereign Agencies	699,499	0.1
Governments—Sovereign Bonds	578,690	0.1
Other***	1,273,877	0.2
Short-Term Investments	21,280,520	3.9

Total Investments	$546,579,754	100.0%

*	Long-term investments.

**	The Portfolio’s security type breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

***	“Other” represents less than 0.1% weightings in the following security types: Collateralized Mortgage Obligations, Local Governments—Municipal Bonds and Preferred Stocks.

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2011	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–63.7%

FINANCIALS–16.9%
CAPITAL MARKETS–1.2%
Blackstone Group LP	122,237	$1,712,540
Deutsche Bank AG	11,900	451,021
Goldman Sachs Group, Inc. (The)	18,485	1,671,599
Legg Mason, Inc.	21,500	517,075
Macquarie Group Ltd.	15,180	368,617
Morgan Stanley	58,500	885,105
UBS AG(a)	50,062	593,869

		6,199,826

COMMERCIAL BANKS–2.5%
Australia & New Zealand Banking Group Ltd.	6,900	144,520
Banco Bilbao Vizcaya Argentaria SA	48,411	417,022
Banco do Brasil SA	23,900	303,675
Banco Santander SA	50,326	380,195
Barclays PLC	120,000	328,642
BB&T Corp.	15,600	392,652
BNP Paribas SA	24,803	965,815
CIT Group, Inc.(a)	26,800	934,516
Hana Financial Group, Inc.	3,640	112,794
HSBC Holdings PLC	207,580	1,584,675
Intesa Sanpaolo SpA	244,860	407,818
Itau Unibanco Holding SA (ADR)	34,860	647,002
KB Financial Group, Inc.	8,875	279,655
KBC Groep NV	11,500	143,793
Lloyds Banking Group PLC(a)	739,400	297,002
Mitsubishi UFJ Financial Group, Inc.	128,600	544,425
National Australia Bank Ltd.	26,400	628,888
PNC Financial Services Group, Inc.	7,100	409,457
Regions Financial Corp.	20,700	89,010
Societe Generale SA	23,929	528,247
Standard Chartered PLC	31,859	696,836
Sumitomo Mitsui Financial Group, Inc.	17,100	474,231
Turkiye Is Bankasi–Class C	61,920	108,016
Turkiye Vakiflar Bankasi Tao–Class D	96,100	124,065
US Bancorp	13,900	375,995
Wells Fargo & Co.	81,700	2,251,652

		13,570,598

CONSUMER FINANCE–0.0%
Shriram Transport Finance Co., Ltd.	23,765	188,176

DIVERSIFIED FINANCIAL SERVICES–2.1%
Bank of America Corp.	74,700	415,332
Citigroup, Inc.	104,000	2,736,240
IG Group Holdings PLC	81,952	606,538
ING Groep NV(a)	82,650	591,080
Company	Shares	U.S. $ Value

JPMorgan Chase & Co.	176,497	$5,868,525
Moody’s Corp.	23,500	791,480
ORIX Corp.	3,580	295,140

		11,304,335

INSURANCE–1.5%
ACE Ltd.	14,000	981,680
Admiral Group PLC	47,810	633,862
Aegon NV(a)	75,220	300,632
AIA Group Ltd.	271,200	844,224
Allianz SE	6,790	648,473
Aviva PLC	41,310	192,146
Berkshire Hathaway, Inc.(a)	7,600	579,880
Chubb Corp. (The)	6,400	443,008
Legal & General Group PLC	276,110	441,244
MetLife, Inc.	25,461	793,874
Muenchener Rueckversicherungs AG	3,290	403,165
Prudential PLC	32,200	318,592
Travelers Cos., Inc. (The)	26,000	1,538,420
XL Group PLC	5,300	104,781

		8,223,981

REAL ESTATE INVESTMENT TRUSTS (REITS)–6.9%
American Campus Communities, Inc.	9,630	404,075
Ashford Hospitality Trust, Inc.	71,538	572,304
Big Yellow Group PLC	129,970	494,595
BioMed Realty Trust, Inc.	29,140	526,851
Boston Properties, Inc.	11,694	1,164,722
BRE Properties, Inc.	15,770	796,070
British Land Co. PLC	152,009	1,091,021
Camden Property Trust	9,120	567,629
Canadian Apartment Properties REIT	12,100	264,983
CapitaMall Trust	275,000	360,056
CFS Retail Property Trust	275,810	474,915
Chartwell Seniors Housing Real Estate Investment Trust	36,170	301,786
Colonial Properties Trust	13,532	282,277
Cominar Real Estate Investment Trust	17,623	381,089
Coresite Realty Corp.	13,961	248,785
DDR Corp.	31,820	387,249
Dexus Property Group	625,200	529,834
Digital Realty Trust, Inc.(b)	16,280	1,085,388
Douglas Emmett, Inc.	43,066	785,524
Duke Realty Corp.	75,150	905,557
Dundee International Real Estate Investment Trust	13,723	134,704
Dundee Real Estate Investment Trust	15,756	505,275
EastGroup Properties, Inc.	18,150	789,162
Equity Lifestyle Properties, Inc.	850	56,686
Equity Residential	9,160	522,395
Essex Property Trust, Inc.	5,600	786,856
Extra Space Storage, Inc.	22,200	537,906

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

General Growth Properties, Inc.	70,230	$1,054,855
Glimcher Realty Trust	77,383	711,924
Goodman Group	1,589,060	923,929
Great Portland Estates PLC	98,700	494,930
H&R Real Estate Investment Trust	11,524	263,115
Hammerson PLC	125,510	700,865
Health Care REIT, Inc.(b)	14,890	811,952
Host Hotels & Resorts, Inc.	27,590	407,504
InnVest Real Estate Investment Trust	87,344	354,091
Kilroy Realty Corp.	18,226	693,864
Klepierre	14,433	410,087
Land Securities Group PLC	251	2,476
Link REIT (The)	214,412	788,541
Macerich Co. (The)	15,730	795,938
Mid-America Apartment Communities, Inc.	6,420	401,571
Morguard Real Estate Investment Trust	13,350	209,669
National Health Investors, Inc.	4,064	178,735
Pebblebrook Hotel Trust	14,210	272,548
Post Properties, Inc.	21,250	929,050
Primaris Retail Real Estate Investment Trust	1,516	30,670
ProLogis, Inc.	20,573	588,182
Public Storage	7,030	945,254
RioCan Real Estate Investment Trust (New York)(c)	1,400	36,321
RioCan Real Estate Investment Trust (Toronto)	5,244	136,048
Simon Property Group, Inc.	25,715	3,315,692
SL Green Realty Corp.	6,813	454,018
Sovran Self Storage, Inc.	14,322	611,120
Stockland	244,361	798,276
Tanger Factory Outlet Centers	7,965	233,534
Unibail-Rodamco SE	11,469	2,052,644
Ventas, Inc.	20,010	1,103,151
Westfield Group	103,680	827,199
Westfield Retail Trust	268,650	684,654

		37,180,101

REAL ESTATE MANAGEMENT & DEVELOPMENT–2.6%
Aeon Mall Co., Ltd.	18,000	381,865
CapitaLand Ltd.	178,000	302,929
Castellum AB	39,654	490,696
CBRE Group, Inc.(a)	68,783	1,046,877
Evergrande Real Estate Group Ltd.	932,000	383,505
Forest City Enterprises, Inc.(a)	15,922	188,198
Global Logistic Properties Ltd.(a)	189,000	255,503
Great Eagle Holdings Ltd.	192,000	375,957
GSW Immobilien AG(a)	12,934	374,775
Hang Lung Group Ltd.	53,000	288,348
Hang Lung Properties Ltd.	282,000	800,481
Company	Shares	U.S. $ Value

Hongkong Land Holdings Ltd.	89,000	$403,382
Hufvudstaden AB–Class A	37,362	379,796
Hysan Development Co., Ltd.	125,822	412,011
Jones Lang LaSalle, Inc.	3,790	232,175
Kerry Properties Ltd.	126,631	418,433
KWG Property Holding Ltd.	121,000	40,648
Lend Lease Group	35,154	257,432
Mitsubishi Estate Co., Ltd.	31,000	462,254
Mitsui Fudosan Co., Ltd.	125,100	1,824,171
Multiplan Empreendimentos Imobiliarios SA	14,287	293,132
New World Development Ltd.	720,958	578,883
Soho China Ltd.	788,500	524,481
Sumitomo Realty & Development Co., Ltd.	20,000	349,444
Sun Hung Kai Properties Ltd.	158,700	1,983,260
Sunac China Holdings Ltd.(a)	262,200	54,178
Tokyu Land Corp.	88,000	332,080
UOL Group Ltd.	106,482	327,999
Wharf Holdings Ltd.	63,000	284,793

		14,047,686

THRIFTS & MORTGAGE FINANCE–0.1%
Housing Development Finance Corp.	46,600	568,655

		91,283,358

INFORMATION TECHNOLOGY–9.4%
COMMUNICATIONS EQUIPMENT–1.1%
Cisco Systems, Inc.	94,300	1,704,944
QUALCOMM, Inc.	69,645	3,809,581
Riverbed Technology, Inc.(a)	18,164	426,854

		5,941,379

COMPUTERS & PERIPHERALS–2.7%
Apple, Inc.(a)	21,090	8,541,450
Dell, Inc.(a)	24,900	364,287
EMC Corp.(a)	93,549	2,015,045
Fujitsu Ltd.	57,000	295,542
Hewlett-Packard Co.	93,700	2,413,712
Logitech International SA(a)	39,409	305,725
Seagate Technology PLC	22,200	364,080
Wistron Corp.	121,793	154,084

		14,453,925

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–0.3%
AU Optronics Corp.	537,310	231,872
Corning, Inc.	84,300	1,094,214
LG Display Co., Ltd.(a)	15,010	318,601

		1,644,687

INTERNET SOFTWARE & SERVICES–1.3%
Google, Inc.–Class A(a)	8,670	5,599,953

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

Kakaku.com, Inc.	4,800	$176,008
Telecity Group PLC(a)	125,872	1,264,778

		7,040,739

IT SERVICES–0.4%
Accenture PLC	17,967	956,383
Visa, Inc.–Class A	14,890	1,511,782

		2,468,165

OFFICE ELECTRONICS–0.1%
Konica Minolta Holdings, Inc.	46,500	345,764

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–1.9%
Advanced Semiconductor Engineering, Inc.	349,685	299,586
Advanced Semiconductor Engineering, Inc. (ADR)	56,525	245,319
Applied Materials, Inc.	99,120	1,061,575
ARM Holdings PLC (Sponsored ADR)	10,680	295,516
Broadcom Corp.–Class A(a)	64,528	1,894,542
Intel Corp.	76,200	1,847,850
Lam Research Corp.(a)	21,500	795,930
Marvell Technology Group Ltd.(a)	142,129	1,968,487
Micron Technology, Inc.(a)	166,000	1,044,140
Powertech Technology, Inc.	31,900	67,449
Samsung Electronics Co., Ltd.	600	551,902
Sumco Corp.(a)	4,700	34,598
Trina Solar Ltd. (Sponsored ADR)(a)(b)	16,800	112,224

		10,219,118

SOFTWARE–1.6%
Aveva Group PLC	8,660	192,515
Citrix Systems, Inc.(a)	26,780	1,626,082
Intuit, Inc.	37,160	1,954,244
Microsoft Corp.	19,300	501,028
Nintendo Co., Ltd.	1,000	137,292
Oracle Corp.	109,930	2,819,704
Salesforce.com, Inc.(a)	4,410	447,439
SAP AG	7,460	394,572
Temenos Group AG(a)	26,915	439,393

		8,512,269

		50,626,046

CONSUMER DISCRETIONARY–8.8%
AUTO COMPONENTS–1.1%
BorgWarner, Inc.(a)	19,788	1,261,287
Bridgestone Corp.(b)	22,700	514,114
Faurecia	13,000	245,013
GKN PLC	124,100	352,409
Johnson Controls, Inc.	42,150	1,317,609
Lear Corp.	18,400	732,320
Magna International, Inc.–Class A	10,100	337,080
NGK Spark Plug Co., Ltd.	13,000	160,666
Company	Shares	U.S. $ Value

Sumitomo Rubber Industries Ltd.	11,500	$138,095
TRW Automotive Holdings Corp.(a)	23,700	772,620

		5,831,213

AUTOMOBILES–1.0%
Bayerische Motoren Werke AG	3,230	215,919
Ford Motor Co.(a)	68,100	732,756
General Motors Co.(a)	64,000	1,297,280
Harley-Davidson, Inc.	22,001	855,179
Kia Motors Corp.(a)	3,100	179,886
Mazda Motor Corp.(a)	126,000	221,543
Nissan Motor Co., Ltd.	61,500	550,738
Renault SA	14,950	516,273
Volkswagen AG (Preference Shares)	3,920	586,085

		5,155,659

DISTRIBUTORS–0.2%
Inchcape PLC	20,294	92,333
Li & Fung Ltd.	690,000	1,269,639

		1,361,972

DIVERSIFIED CONSUMER SERVICES–0.2%
Anhanguera Educacional Participacoes SA	15,800	170,261
Apollo Group, Inc.–Class A(a)	16,000	861,920
Estacio Participacoes SA	9,900	95,484

		1,127,665

HOTELS, RESTAURANTS & LEISURE–1.0%
Hyatt Hotels Corp.(a)	14,280	537,499
Intercontinental Hotels Group PLC	38,700	695,820
Kosmopolito Hotels International Ltd.	457,000	69,861
Las Vegas Sands Corp.(a)	10,660	455,502
MGM Resorts International(a)	35,286	368,033
Sands China Ltd.(a)	156,800	439,916
Shangri-La Asia Ltd.	279,333	481,177
Starbucks Corp.	43,940	2,021,680
Wyndham Worldwide Corp.	4,559	172,467

		5,241,955

HOUSEHOLD DURABLES–0.4%
MRV Engenharia e Participacoes SA	32,600	187,010
Newell Rubbermaid, Inc.	26,000	419,900
NVR, Inc.(a)	500	343,000
PDG Realty SA Empreendimentos e Participacoes	26,600	84,139
Rossi Residencial SA	78,000	334,540
Sharp Corp./Japan	44,000	383,550
Sony Corp.	14,800	266,858

		2,018,997

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

INTERNET & CATALOG RETAIL–0.5%
Amazon.com, Inc.(a)	11,255	$1,948,240
Rakuten, Inc.(a)	597	642,283

		2,590,523

LEISURE EQUIPMENT & PRODUCTS–0.0%
Namco Bandai Holdings, Inc.	15,900	225,661

MEDIA–2.1%
CBS Corp.–Class B	26,900	730,066
Comcast Corp.–Class A	102,790	2,437,151
DIRECTV(a)	18,300	782,508
Gannett Co., Inc.	54,000	721,980
Informa PLC	30,090	168,708
Interpublic Group of Cos., Inc. (The)	20,500	199,465
McGraw-Hill Cos., Inc. (The)	12,600	566,622
Naspers Ltd.	4,600	200,935
News Corp.–Class A	37,400	667,216
Time Warner Cable, Inc.–Class A	17,800	1,131,546
Viacom, Inc.–Class B	25,500	1,157,955
Walt Disney Co. (The)	70,872	2,657,700

		11,421,852

MULTILINE RETAIL–0.6%
Big Lots, Inc.(a)	14,100	532,416
Dollar General Corp.(a)	26,213	1,078,403
Don Quijote Co., Ltd.	17,900	614,573
Golden Eagle Retail Group Ltd.	85,000	179,181
Macy’s, Inc.	25,800	830,244
Target Corp.	4,200	215,124

		3,449,941

SPECIALTY RETAIL–1.3%
Belle International Holdings Ltd.	164,000	285,754
Fast Retailing Co., Ltd.	6,300	1,146,000
GameStop Corp.–Class A(a)	13,400	323,342
Hennes & Mauritz AB–Class B	45,928	1,473,367
Home Depot, Inc. (The)	15,500	651,620
L’Occitane International SA	4,750	9,526
Limited Brands, Inc.	47,893	1,932,483
Lowe’s Cos., Inc.	39,500	1,002,510
Nitori Holdings Co., Ltd.	150	14,065
Yamada Denki Co., Ltd.	440	29,972

		6,868,639

TEXTILES, APPAREL & LUXURY GOODS–0.4%
Cie Financiere Richemont SA	3,100	155,938
PVH Corp.	11,312	797,383
Trinity Ltd.	236,000	170,067
VF Corp.	6,653	844,865
Yue Yuen Industrial Holdings Ltd.	9,000	28,401

		1,996,654

		47,290,731

Company	Shares	U.S. $ Value

ENERGY–6.3%
ENERGY EQUIPMENT & SERVICES–1.6%
AMEC PLC	37,408	$526,831
FMC Technologies, Inc.(a)	32,210	1,682,328
Petrofac Ltd.	20,336	454,820
Saipem SpA	4,910	207,711
Schlumberger Ltd.	55,025	3,758,758
Seadrill Ltd.	9,160	305,477
Technip SA	6,810	638,437
Transocean Ltd./Switzerland	22,400	859,936

		8,434,298

OIL, GAS & CONSUMABLE FUELS–4.7%
Afren PLC(a)	239,235	318,326
Anadarko Petroleum Corp.	29,720	2,268,528
BG Group PLC	16,404	350,449
BP PLC	239,500	1,706,027
BP PLC (Sponsored ADR)	41,700	1,782,258
Chevron Corp.	26,700	2,840,880
China Petroleum & Chemical Corp.–Class H	258,000	271,502
ConocoPhillips	16,200	1,180,494
Devon Energy Corp.	17,700	1,097,400
ENI SpA	20,300	418,538
EOG Resources, Inc.	22,605	2,226,818
Exxon Mobil Corp.	14,100	1,195,116
Gazprom OAO (Sponsored ADR)	36,290	387,613
JX Holdings, Inc.	57,500	346,989
LUKOIL OAO (London) (Sponsored ADR)	5,950	316,540
Marathon Oil Corp.	54,900	1,606,923
Marathon Petroleum Corp.	34,300	1,141,847
Nexen, Inc. (Toronto)	21,519	342,403
Noble Energy, Inc.	29,084	2,745,239
OMV AG	3,990	120,865
Petroleo Brasileiro SA (Sponsored ADR)	13,600	319,464
PTT PCL	26,700	269,116
Royal Dutch Shell PLC (ADR)	7,700	562,793
Royal Dutch Shell PLC (Euronext Amsterdam)–Class A	34,929	1,273,191
Valero Energy Corp.	9,600	202,080

		25,291,399

		33,725,697

HEALTH CARE–6.0%
BIOTECHNOLOGY–0.5%
Amgen, Inc.	2,051	131,695
Celgene Corp.(a)	10,273	694,455
Gilead Sciences, Inc.(a)	46,765	1,914,091

		2,740,241

HEALTH CARE EQUIPMENT & SUPPLIES–0.4%
Cochlear Ltd.	1,400	88,915

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

Covidien PLC	46,205	$2,079,687

		2,168,602

HEALTH CARE PROVIDERS & SERVICES–1.2%
Aetna, Inc.	6,900	291,111
Express Scripts, Inc.–Class A(a)	35,120	1,569,513
Health Net, Inc.(a)	15,100	459,342
UnitedHealth Group, Inc.	42,600	2,158,968
WellPoint, Inc.	29,400	1,947,750

		6,426,684

LIFE SCIENCES TOOLS & SERVICES–0.1%
Illumina, Inc.(a)	23,532	717,255

PHARMACEUTICALS–3.8%
Allergan, Inc./United States	27,085	2,376,438
Aspen Pharmacare Holdings Ltd.(a)	9,530	114,088
AstraZeneca PLC	27,749	1,281,782
AstraZeneca PLC (Sponsored ADR)	35,500	1,643,295
GlaxoSmithKline PLC	27,200	619,777
Johnson & Johnson	48,500	3,180,630
Merck & Co., Inc.	52,700	1,986,790
Novartis AG	13,824	789,255
Novo Nordisk A/S–Class B	7,370	846,689
Otsuka Holdings Co., Ltd.	9,100	255,399
Perrigo Co.	10,690	1,040,137
Pfizer, Inc.	218,500	4,728,340
Roche Holding AG	4,890	826,988
Sanofi	3,668	268,122
Shire PLC	9,360	325,298

		20,283,028

		32,335,810

INDUSTRIALS–5.7%
AEROSPACE & DEFENSE–1.1%
Boeing Co. (The)	23,620	1,732,527
General Dynamics Corp.	5,800	385,178
Goodrich Corp.	5,025	621,592
Northrop Grumman Corp.	19,100	1,116,968
Precision Castparts Corp.	12,345	2,034,333

		5,890,598

AIR FREIGHT & LOGISTICS–0.7%
Kuehne & Nagel International AG	3,120	349,375
United Parcel Service, Inc.–Class B	44,660	3,268,665

		3,618,040

AIRLINES–0.2%
Cathay Pacific Airways Ltd.	52,000	88,910
Delta Air Lines, Inc.(a)	98,100	793,629
Deutsche Lufthansa (REG)	18,900	224,807

		1,107,346

Company	Shares	U.S. $ Value

BUILDING PRODUCTS–0.1%
Asahi Glass Co., Ltd.	58,000	$484,874

COMMERCIAL SERVICES & SUPPLIES–0.2%
Aggreko PLC	13,081	409,316
Edenred	4,153	101,873
Serco Group PLC	57,735	424,809

		935,998

CONSTRUCTION & ENGINEERING–0.2%
Bouygues SA	19,525	614,075
Larsen & Toubro Ltd.	8,100	151,578
Samsung Engineering Co., Ltd.(a)	1,080	189,113

		954,766

ELECTRICAL EQUIPMENT–0.3%
Rockwell Automation, Inc.	15,219	1,116,618
Sumitomo Electric Industries Ltd.	44,000	476,374

		1,592,992

INDUSTRIAL CONGLOMERATES–1.5%
Bidvest Group Ltd.	5,510	105,538
Cookson Group PLC	17,900	141,273
Danaher Corp.	68,139	3,205,258
General Electric Co.	179,800	3,220,218
Jardine Strategic Holdings Ltd.	4,000	110,630
Keppel Corp., Ltd.	84,500	604,837
Tyco International Ltd.	20,100	938,871

		8,326,625

MACHINERY–0.5%
Flowserve Corp.	16,419	1,630,735
Ingersoll-Rand PLC	17,600	536,272
Parker Hannifin Corp.	5,300	404,125

		2,571,132

PROFESSIONAL SERVICES–0.6%
Bureau Veritas SA	5,890	427,822
Capita Group PLC (The)	153,590	1,497,760
Experian PLC	32,530	442,165
Intertek Group PLC	27,578	870,886
Randstad Holding NV	9,500	279,466

		3,518,099

ROAD & RAIL–0.2%
DSV A/S	10,405	185,938
East Japan Railway Co.	1,700	108,355
Localiza Rent a Car SA	14,500	199,008
Nippon Express Co., Ltd.	29,000	112,733
Union Pacific Corp.	2,500	264,850

		870,884

TRADING COMPANIES & DISTRIBUTORS–0.1%
Mitsubishi Corp.	18,000	362,785

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

Mitsui & Co., Ltd.	13,400	$207,690

		570,475

		30,441,829

CONSUMER STAPLES–4.6%
BEVERAGES–0.7%
Anheuser-Busch InBev NV	25,054	1,529,127
Asahi Group Holdings Ltd.	16,500	361,959
Constellation Brands, Inc.–Class A(a)	42,100	870,207
Dr Pepper Snapple Group, Inc.	3,100	122,388
PepsiCo, Inc./NC	11,630	771,650

		3,655,331

FOOD & STAPLES RETAILING–1.1%
Delhaize Group SA	4,637	259,918
Empire Co., Ltd.	1,900	110,242
Jeronimo Martins SGPS SA(a)	24,410	403,190
Koninklijke Ahold NV	36,190	486,415
Kroger Co. (The)	45,400	1,099,588
Olam International Ltd.	790,412	1,295,619
Safeway, Inc.	6,500	136,760
Sugi Holdings Co., Ltd.	12,900	375,377
Tesco PLC	261,427	1,635,706

		5,802,815

FOOD PRODUCTS–1.0%
ConAgra Foods, Inc.	30,200	797,280
General Mills, Inc.	54,760	2,212,852
Green Mountain Coffee Roasters, Inc.(a)(b)	9,430	422,935
Hershey Co. (The)	9,610	593,706
Nestle SA	7,690	441,587
Tyson Foods, Inc.–Class A	48,600	1,003,104

		5,471,464

HOUSEHOLD PRODUCTS–0.4%
Procter & Gamble Co. (The)	36,850	2,458,264

PERSONAL PRODUCTS–0.1%
Estee Lauder Cos., Inc. (The)–Class A	4,410	495,331

TOBACCO–1.3%
Altria Group, Inc.	49,600	1,470,640
British American Tobacco PLC	36,512	1,732,143
Imperial Tobacco Group PLC	6,070	229,692
Japan Tobacco, Inc.	419	1,970,352
Lorillard, Inc.	12,100	1,379,400
Reynolds American, Inc.	5,700	236,094

		7,018,321

		24,901,526

MATERIALS–2.8%
CHEMICALS–1.7%
Agrium, Inc. (Toronto)	2,930	196,666
Air Water, Inc.	14,000	177,688
Dow Chemical Co. (The)	65,685	1,889,101
Filtrona PLC	24,500	144,754
Company	Shares	U.S. $ Value

Huabao International Holdings Ltd.	124,000	$63,335
Incitec Pivot Ltd.	6,901	21,908
Israel Chemicals Ltd.	33,493	348,809
K&S AG	2,230	100,577
Koninklijke DSM NV	12,691	586,596
LyondellBasell Industries NV	33,600	1,091,664
Mitsubishi Gas Chemical Co., Inc.	19,000	105,355
Monsanto Co.	34,578	2,422,880
Orica Ltd.	8,240	203,891
Potash Corp. of Saskatchewan, Inc.	47,507	1,961,089
Ube Industries Ltd./Japan	41,000	112,065

		9,426,378

METALS & MINING–1.1%
Agnico-Eagle Mines Ltd.	5,906	214,506
Anglo American PLC	9,890	365,338
ArcelorMittal (Euronext Amsterdam)	16,960	308,171
BHP Billiton PLC	17,380	508,116
Exxaro Resources Ltd.	6,700	139,202
JFE Holdings, Inc.	9,600	173,568
KGHM Polska Miedz SA	4,600	146,732
New Gold, Inc.(a)	7,477	75,449
Newcrest Mining Ltd.	24,720	753,344
Newmont Mining Corp.	2,500	150,025
OneSteel Ltd.	96,600	69,067
Randgold Resources Ltd.	2,050	209,589
Rio Tinto Ltd.	16,610	1,023,992
Rio Tinto PLC	12,910	630,608
ThyssenKrupp AG	14,400	330,376
Vale SA (Sponsored ADR) (Local Preference Shares)	22,700	467,620
Xstrata PLC	18,410	280,295

		5,845,998

		15,272,376

UTILITIES–1.7%
ELECTRIC UTILITIES–0.7%
American Electric Power Co., Inc.	21,200	875,772
E.ON AG	34,526	744,040
Edison International	12,100	500,940
EDP–Energias de Portugal SA	91,200	281,660
Great Plains Energy, Inc.	28,900	629,442
NV Energy, Inc.	56,200	918,870

		3,950,724

GAS UTILITIES–0.2%
Atmos Energy Corp.	17,100	570,285
Gas Natural SDG SA	25,900	443,896

		1,014,181

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS–0.1%
AES Corp. (The)(a)	38,500	455,840

AllianceBernstein Variable Products Series Fund

Company	Shares		U.S. $ Value

MULTI-UTILITIES–0.7%
CenterPoint Energy, Inc.		33,000	$662,970
CMS Energy Corp.		42,200	931,776
DTE Energy Co.		20,400	1,110,780
NiSource, Inc.		29,800	709,538
Public Service Enterprise Group, Inc.		6,900	227,769

			3,642,833

			9,063,578

TELECOMMUNICATION SERVICES–1.4%
DIVERSIFIED TELECOMMUNICATION SERVICES–1.1%
AT&T, Inc.		64,700	1,956,528
CenturyLink, Inc.		51,600	1,919,520
Nippon Telegraph & Telephone Corp.		18,900	962,197
Telecom Italia SpA (ordinary shares)		428,500	458,006
Telecom Italia SpA (savings shares)		148,800	133,147
Vivendi SA		15,700	342,724

			5,772,122

WIRELESS TELECOMMUNICATION SERVICES–0.3%
American Tower Corp.–Class A		4,640	278,447
NTT DoCoMo, Inc.		236	433,301
Vodafone Group PLC		328,853	916,876

			1,628,624

			7,400,746

OTHER INSTRUMENTS–0.1%
OTHER INSTRUMENTS–0.1%
Retail Opportunity Investments Corp.		44,721	529,497

Total Common Stocks (cost $331,748,001)			342,871,194

	Principal Amount (000)
GOVERNMENTS– TREASURIES–8.6%
UNITED STATES–8.1%
U.S. Treasury Bonds
4.50%, 2/15/36	U.S.$	2,485	3,251,856
4.625%, 2/15/40		5,155	6,952,806
5.375%, 2/15/31		595	848,061
U.S. Treasury Notes
0.875%, 11/30/16		5,455	5,471,621
1.00%, 8/31/16		13,830	13,981,272
1.50%, 6/30/16		2,080	2,151,013

Company	Principal Amount (000)			U.S. $ Value

2.00%, 11/15/21	U.S.$		1,425	$1,441,254
2.625%, 11/15/20			8,288	8,922,869
3.625%, 2/15/20			335	388,522

				43,409,274

MEXICO–0.5%
Mexican Bonos Series M 8.00%, 6/11/20		MXN	37,120	2,948,706

Total Governments–Treasuries (cost $43,452,089)				46,357,980

MORTGAGE PASS-THROUGH’S–8.4%
AGENCY FIXED RATE 30-YEAR–6.9%
Federal Home Loan Mortgage Corp. Gold
4.50%, 10/01/39	U.S.$		3,999	4,241,378
5.50%, 4/01/38			3,174	3,437,367
Series 2005
5.50%, 1/01/35			1,040	1,129,191
Series 2007
5.50%, 7/01/35			106	114,681
Federal National Mortgage Association
3.50%, 12/01/41			2,778	2,860,335
4.00%, TBA			5,505	5,781,970
4.00%, 1/01/41			1,540	1,617,639
4.50%, 8/01/40			1,197	1,272,584
5.00%, 12/01/39			543	587,034
5.50%, 6/01/38			1,833	1,993,196
6.00%, 8/01/37-2/01/40			3,926	4,315,279
Series 2003
5.00%, 11/01/33			301	324,974
Series 2004
5.50%, 2/01/34-11/01/34			417	453,729
6.00%, 9/01/34-11/01/34			365	405,015
Series 2005
4.50%, 8/01/35			325	345,452
Series 2006
5.00%, 2/01/36			1,108	1,196,238
6.00%, 3/01/36			149	164,094
Series 2007
4.50%, 9/01/35			269	286,834
5.00%, 11/01/35-7/01/36			333	359,352
5.50%, 1/01/37-8/01/37			1,578	1,718,675
Series 2008
5.50%, 8/01/37-5/01/38			1,156	1,258,524
6.00%, 3/01/37-5/01/38			2,244	2,470,465
Series 2010
6.00%, 4/01/40			704	774,261

				37,108,267

AGENCY FIXED RATE 15-YEAR–0.8%
Federal National Mortgage Association
4.50%, TBA			792	844,223

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Principal Amount (000)		U.S. $ Value

4.50%, 6/01/26	U.S.$	3,299	$3,514,489

			4,358,712

AGENCY ARMS–0.7%
Federal Home Loan Mortgage Corp.
2.453%, 4/01/35(d)		953	997,029
3.969%, 10/01/39(e)		835	877,855
Series 2008
3.676%, 11/01/37(e)		101	105,170
Federal National Mortgage Association
3.493%, 8/01/37(d)		504	528,082
4.995%, 8/01/38(d)		793	841,041
Series 2006
2.075%, 3/01/36(e)		91	95,251
2.261%, 2/01/36(e)		158	167,862
2.55%, 11/01/36(d)		26	27,198
Series 2007
2.441%, 3/01/34(e)		268	279,664

			3,919,152

Total Mortgage Pass-Through’s (cost $44,222,108)			45,386,131

CORPORATES–INVESTMENT GRADES–6.8%
INDUSTRIAL–3.0%
BASIC–0.3%
AngloGold Ashanti Holdings PLC 5.375%, 4/15/20		290	283,837
ArcelorMittal 6.125%, 6/01/18		279	275,530
ArcelorMittal USA LLC 6.50%, 4/15/14		105	111,009
BHP Billiton Finance USA Ltd. 7.25%, 3/01/16		203	246,237
Dow Chemical Co. (The) 8.55%, 5/15/19		253	331,007
International Paper Co.
5.30%, 4/01/15		134	144,921
7.95%, 6/15/18		190	231,274
Packaging Corp. of America
5.75%, 8/01/13		30	31,615
PPG Industries, Inc. 5.75%, 3/15/13		129	135,968

			1,791,398

CAPITAL GOODS–0.1%
Holcim US Finance Sarl & Cie SCS 6.00%, 12/30/19(c)		40	41,219
Owens Corning 6.50%, 12/01/16		178	194,266
Republic Services, Inc.
3.80%, 5/15/18		17	17,609
5.25%, 11/15/21		165	187,092
Company	Principal Amount (000)		U.S. $ Value

5.50%, 9/15/19	U.S.$	233	$268,899

			709,085

COMMUNICATIONS– MEDIA–0.7%
CBS Corp. 8.875%, 5/15/19		190	244,034
Comcast Corp. 5.15%, 3/01/20		740	841,552
DirecTV Holdings LLC/DirecTV Financing Co., Inc.
4.60%, 2/15/21		255	265,136
4.75%, 10/01/14		155	167,426
News America, Inc.
6.15%, 3/01/37		222	242,671
9.25%, 2/01/13		144	155,107
Reed Elsevier Capital, Inc. 8.625%, 1/15/19		435	542,917
Time Warner Cable, Inc.
5.00%, 2/01/20		157	172,014
7.50%, 4/01/14		145	162,350
Time Warner Entertainment Co. LP 8.375%, 3/15/23		311	405,047
Virgin Media Secured Finance PLC 5.25%, 1/15/21		200	211,896
WPP Finance 2010 4.75%, 11/21/21(c)		77	76,439
WPP Finance UK 8.00%, 9/15/14		350	389,868

			3,876,457

COMMUNICATIONS– TELECOMMUNICATIONS–0.3%
American Tower Corp. 5.05%, 9/01/20		380	380,688
AT&T Corp. 8.00%, 11/15/31		15	21,188
AT&T, Inc. 4.45%, 5/15/21		251	275,715
BellSouth Corp. 5.20%, 9/15/14		94	103,916
Telecom Italia Capital SA
6.00%, 9/30/34		65	48,163
6.175%, 6/18/14		305	293,369
6.375%, 11/15/33		60	45,441
7.175%, 6/18/19		170	159,308
United States Cellular Corp. 6.70%, 12/15/33		250	251,017
Vodafone Group PLC 7.875%, 2/15/30		100	145,242

			1,724,047

CONSUMER CYCLICAL–AUTOMOTIVE–0.1%
Harley-Davidson Funding Corp. 5.75%, 12/15/14(c)		341	368,137

AllianceBernstein Variable Products Series Fund

Company	Principal Amount (000)		U.S. $ Value

CONSUMER CYCLICAL–ENTERTAINMENT–0.2%
Time Warner, Inc.
4.70%, 1/15/21	U.S.$	123	$132,437
7.625%, 4/15/31		275	354,992
Turner Broadcasting System, Inc. 8.375%, 7/01/13		225	247,906
Viacom, Inc. 5.625%, 9/15/19		473	531,019

			1,266,354

CONSUMER CYCLICAL–OTHER–0.0%
Marriott International, Inc./DE Series J 5.625%, 2/15/13		216	225,186

CONSUMER CYCLICAL–RETAILERS–0.1%
CVS Caremark Corp.
6.125%, 8/15/16		100	116,469
6.60%, 3/15/19		195	237,687

			354,156

CONSUMER NON–CYCLICAL–0.3%
Ahold Finance USA LLC 6.875%, 5/01/29		420	544,226
Bunge Ltd. Finance Corp.
5.10%, 7/15/15		69	72,220
5.875%, 5/15/13		180	187,347
8.50%, 6/15/19		153	186,238
Cadbury Schweppes US Finance LLC 5.125%, 10/01/13(c)		260	277,061
Delhaize Group SA 5.875%, 2/01/14		105	113,964
Whirlpool Corp. 8.60%, 5/01/14		45	50,226

			1,431,282

ENERGY–0.3%
Anadarko Petroleum Corp.
5.95%, 9/15/16		122	138,293
6.45%, 9/15/36		109	124,271
Canadian Natural Resources Ltd. 5.15%, 2/01/13		100	104,314
ConocoPhillips Holding Co. 6.95%, 4/15/29		66	89,977
Marathon Petroleum Corp.
3.50%, 3/01/16		67	68,199
5.125%, 3/01/21		113	118,048
Nabors Industries, Inc. 9.25%, 1/15/19		269	338,374
Noble Energy, Inc. 8.25%, 3/01/19		303	394,019
Company	Principal Amount (000)		U.S. $ Value

Noble Holding International Ltd. 4.90%, 8/01/20	U.S.$	36	$38,136
Weatherford International Ltd./Bermuda 9.625%, 3/01/19		285	368,588

			1,782,219

OTHER INDUSTRIAL–0.1%
Noble Group Ltd. 6.75%, 1/29/20(c)		445	382,700

SERVICES–0.0%
Western Union Co. (The) 5.93%, 10/01/16		90	101,408

TECHNOLOGY–0.2%
Agilent Technologies, Inc. 5.00%, 7/15/20		71	79,501
Computer Sciences Corp. 5.50%, 3/15/13		169	168,155
Hewlett-Packard Co. 4.65%, 12/09/21		214	225,787
Motorola Solutions, Inc. 7.50%, 5/15/25		35	41,293
Xerox Corp. 8.25%, 5/15/14		280	315,946

			830,682

TRANSPORTATION–AIRLINES–0.1%
Southwest Airlines Co.
5.25%, 10/01/14		307	327,637
5.75%, 12/15/16		155	171,941

			499,578

TRANSPORTATION–RAILROADS–0.0%
CSX Corp. 5.50%, 8/01/13		35	37,170

TRANSPORTATION–SERVICES–0.2%
Asciano Finance Ltd. 3.125%, 9/23/15(c)		470	454,510
Con-way, Inc. 6.70%, 5/01/34		291	287,185
Ryder System, Inc.
5.85%, 11/01/16		127	145,984
7.20%, 9/01/15		127	150,092

			1,037,771

			16,417,630

FINANCIAL INSTITUTIONS–2.8%
BANKING–1.5%
Bank of America Corp.
5.875%, 1/05/21		200	190,365
7.375%, 5/15/14		340	352,532
Series L 5.65%, 5/01/18		90	85,748

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Principal Amount (000)		U.S. $ Value

Bear Stearns Cos. LLC (The)
5.55%, 1/22/17	U.S.$	290	$306,587
5.70%, 11/15/14		190	206,631
Citigroup, Inc.
5.375%, 8/09/20		232	238,559
5.50%, 4/11/13		230	234,812
6.50%, 8/19/13		260	270,650
8.50%, 5/22/19		190	223,646
Compass Bank 5.50%, 4/01/20		314	303,619
Countrywide Financial Corp. 6.25%, 5/15/16		92	86,676
Goldman Sachs Group, Inc. (The)
5.25%, 7/27/21		213	207,790
6.00%, 6/15/20		440	450,719
7.50%, 2/15/19		335	369,977
JPMorgan Chase & Co.
4.40%, 7/22/20		390	398,274
4.625%, 5/10/21		233	241,073
Macquarie Group Ltd. 4.875%, 8/10/17(c)		470	443,259
Merrill Lynch & Co., Inc. 6.05%, 5/16/16		245	230,927
Morgan Stanley
5.50%, 7/24/20		350	318,231
6.625%, 4/01/18		345	340,668
National Capital Trust II 5.486%, 3/23/15(c)		91	82,798
Nationwide Building Society 6.25%, 2/25/20(c)		465	461,364
North Fork Bancorporation, Inc. 5.875%, 8/15/12		100	101,982
Royal Bank of Scotland PLC (The) 6.125%, 1/11/21		345	340,353
Santander US Debt SAU 2.991%, 10/07/13(c)		500	478,007
Societe Generale SA 2.50%, 1/15/14(c)		245	226,870
SouthTrust Corp. 5.80%, 6/15/14		225	239,809
Unicredit Luxembourg Finance SA 6.00%, 10/31/17(c)		230	173,088
Union Bank NA 5.95%, 5/11/16		250	270,550
Wachovia Corp. 5.50%, 5/01/13		320	337,632

			8,213,196

BROKERAGE–0.1%
Lazard Group LLC 6.85%, 6/15/17		160	167,835

FINANCE–0.2%
General Electric Capital Corp.
4.80%, 5/01/13		315	329,768
5.625%, 5/01/18		480	537,601
Company	Principal Amount (000)		U.S. $ Value

SLM Corp. Series A 5.375%, 5/15/14	U.S.$	270	$270,189

			1,137,558

INSURANCE–0.8%
Allied World Assurance Co., Ltd. 7.50%, 8/01/16		160	180,570
Allstate Corp. (The) 6.125%, 5/15/37		209	189,929
American International Group, Inc. 6.40%, 12/15/20		300	302,769
Coventry Health Care, Inc.
5.95%, 3/15/17		90	101,035
6.125%, 1/15/15		40	43,792
6.30%, 8/15/14		275	299,218
Genworth Financial, Inc. 6.515%, 5/22/18		452	414,822
Guardian Life Insurance Co. of America 7.375%, 9/30/39(c)		210	267,314
Hartford Financial Services Group, Inc.
4.00%, 3/30/15		95	95,460
5.50%, 3/30/20		242	245,611
Humana, Inc.
6.45%, 6/01/16		40	44,284
7.20%, 6/15/18		285	332,442
Lincoln National Corp. 8.75%, 7/01/19		98	119,203
Markel Corp. 7.125%, 9/30/19		230	267,060
Massachusetts Mutual Life Insurance Co. 8.875%, 6/01/39(c)		185	270,610
MetLife, Inc.
7.717%, 2/15/19		112	140,442
10.75%, 8/01/39		140	184,800
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(c)		335	404,832
XL Group PLC
5.25%, 9/15/14		135	142,765
6.375%, 11/15/24		157	165,047

			4,212,005

OTHER FINANCE–0.1%
Aviation Capital Group Corp. 7.125%, 10/15/20(c)		173	169,094
ORIX Corp. 4.71%, 4/27/15		369	381,226

			550,320

REITS–0.1%
ERP Operating LP 5.25%, 9/15/14		105	111,741

AllianceBernstein Variable Products Series Fund

Company	Principal Amount (000)			U.S. $ Value

HCP, Inc. 5.375%, 2/01/21	U.S.$		325	$340,725
Healthcare Realty Trust, Inc. 5.125%, 4/01/14			131	134,371

				586,837

				14,867,751

UTILITY–0.8%
ELECTRIC–0.5%
Allegheny Energy Supply Co. LLC 5.75%, 10/15/19(c)			205	219,248
Ameren Corp. 8.875%, 5/15/14			240	268,936
Constellation Energy Group, Inc. 5.15%, 12/01/20			385	417,201
FirstEnergy Corp. Series C 7.375%, 11/15/31			275	338,189
Nisource Finance Corp. 6.80%, 1/15/19			502	587,965
Pacific Gas & Electric Co. 6.05%, 3/01/34			38	47,038
SPI Electricity & Gas Australia Holdings Pty Ltd. 6.15%, 11/15/13(c)			348	369,334
TECO Finance, Inc.
4.00%, 3/15/16			100	105,172
5.15%, 3/15/20			125	138,894
Union Electric Co. 6.70%, 2/01/19			45	54,668

				2,546,645

NATURAL GAS–0.3%
DCP Midstream LLC 5.35%, 3/15/20(c)			137	146,616
Energy Transfer Partners LP
6.70%, 7/01/18			127	140,897
7.50%, 7/01/38			410	468,106
EQT Corp. 8.125%, 6/01/19			234	274,475
Kinder Morgan Energy Partners LP 4.15%, 3/01/22(b)			200	203,427
TransCanada PipeLines Ltd. 6.35%, 5/15/67			120	120,404
Williams Partners LP 5.25%, 3/15/20			298	329,876

				1,683,801

				4,230,446

Company	Principal Amount (000)			U.S. $ Value

NON CORPORATE SECTORS–0.2%
AGENCIES–NOT GOVERNMENT GUARANTEED–0.2%
Abu Dhabi National Energy Co. 4.125%, 3/13/17(b)(c)	U.S.$		257	$259,773
Gazprom OAO Via Gaz Capital SA 6.212%, 11/22/16(c)			290	300,150
IPIC GMTN Ltd. 3.75%, 3/01/17(b)(c)			465	463,256
Petrobras International Finance Co.–Pifco 5.75%, 1/20/20			345	369,191

				1,392,370

Total Corporates–Investment Grades (cost $34,680,127)				36,908,197

ASSET-BACKED SECURITIES–3.4%
AUTOS–FIXED RATE–1.8%
Ally Auto Receivables Trust Series 2011-5, Class A2 0.80%, 6/16/14			640	639,590
AmeriCredit Automobile Receivables Trust Series 2011-4, Class A2 0.92%, 3/09/15			300	299,531
Series 2011-5, Class A2 1.19%, 8/08/15			225	224,815
Series 2011-3, Class A2 0.84%, 11/10/14			765	763,783
BMW Vehicle Lease Trust Series 2011-1, Class A2 0.64%, 4/22/13			850	849,676
CarMax Auto Owner Trust Series 2009-2, Class A4 2.82%, 12/15/14			205	210,514
Ford Auto Securitization Trust Series 2011-R3A, Class A2 1.96%, 7/15/15(c)		CAD	655	642,861
Ford Credit Auto Lease Trust
Series 2011-B, Class A2
0.82%, 1/15/14	U.S.$		285	284,685
Series 2011-A, Class A2
0.74%, 9/15/13			790	788,921
Ford Credit Auto Owner Trust Series 2011-B, Class A2 0.68%, 1/15/14			730	729,001

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Principal Amount (000)		U.S. $ Value

Huntington Auto Trust Series 2011-1A, Class A3 1.01%, 1/15/16(c)	U.S.$	297	$297,076
Hyundai Auto Lease Securitization Trust Series 2011-A, Class A2 0.69%, 11/15/13(c)		356	355,409
Mercedes-Benz Auto Lease Trust Series 2011-1A, Class A2 0.79%, 4/15/13(c)		714	713,309
Santander Drive Auto Receivables Trust Series 2011-4, Class A2 1.37%, 3/16/15		257	256,799
SMART Trust/Australia Series 2011-2USA, Class A2A 1.22%, 11/14/13(c)		695	693,474
Volkswagen Auto Loan Enhanced Trust Series 2011-1, Class A3 1.22%, 6/22/15		1,040	1,044,833
World Omni Automobile Lease Securitization Trust Series 2011-A, Class A2 0.81%, 10/15/13		957	956,134

			9,750,411

CREDIT CARDS–FLOATING RATE–0.7%
American Express Credit Account Master Trust Series 2011-1, Class A 0.448%, 4/17/17(d)		935	935,025
Discover Card Master Trust
Series 2010-A1, Class A1 0.928%, 9/15/15(d)		184	185,051
Series 2009-A1, Class A1 1.578%, 12/15/14(d)		190	191,008
Series 2009-A2, Class A 1.578%, 2/17/15(d)		200	201,435
GE Capital Credit Card Master Note Trust
Series 2011-1, Class A 0.828%, 1/15/17(d)		425	427,714
Series 2011-2, Class A 0.758%, 5/15/19(d)		715	715,093
Penarth Master Issuer PLC Series 2010-2A, Class A2 1.037%, 12/18/14(c)(d)		1,160	1,161,451

			3,816,777

Company	Principal Amount (000)		U.S. $ Value

AUTOS–FLOATING RATE–0.5%
Ford Credit Floorplan Master Owner Trust Series 2009-2, Class A 1.828%, 9/15/14(d)	U.S.$	1,095	$1,103,499
GE Dealer Floorplan Master Note Trust Series 2009-2A, Class A 1.828%, 10/20/14(c)(d)		794	799,955
Hyundai Floorplan Master Owner Trust Series 2009-1A, Class A 1.528%, 11/17/14(c)(d)		595	597,914
Navistar Financial Dealer Note Master Trust Series 2011-1, Class A 1.444%, 10/25/16(c)(d)		237	237,000

			2,738,368

OTHER ABS–FIXED RATE–0.3%
CNH Equipment Trust Series 2010-C, Class A3 1.17%, 5/15/15		378	378,396
GE Equipment Midticket LLC Series 2011-1, Class A3 1.00%, 8/24/15		195	194,713
GE Equipment Small Ticket LLC Series 2011-2A, Class A2 1.14%, 6/23/14(c)		275	274,664
John Deere Owner Trust Series 2011-A, Class A2 0.64%, 6/16/14		615	614,515

			1,462,288

HOME EQUITY LOANS–FLOATING RATE–0.1%
Bear Stearns Asset Backed Securities Trust Series 2007-HE3, Class M1 0.744%, 4/25/37(d)(f)		100	2,112
HSBC Home Equity Loan Trust Series 2007-1, Class M1 0.665%, 3/20/36(d)		365	261,819
Option One Mortgage Loan Trust Series 2007-2, Class M1 0.654%, 3/25/37(d)(f)		122	403
Residential Asset Securities Corp. Series 2003-KS3, Class A2 0.894%, 5/25/33(d)(f)		1	935

			265,269

AllianceBernstein Variable Products Series Fund

Company	Principal Amount (000)		U.S. $ Value

HOME EQUITY LOANS–FIXED RATE–0.0%
Credit-Based Asset Servicing and Securitization LLC Series 2003-CB1, Class AF 3.95%, 1/25/33	U.S.$	142	$122,456

Total Asset-Backed Securities (cost $18,508,296)			18,155,569

AGENCIES–3.0%
AGENCY DEBENTURES–3.0%
Federal Farm Credit Bank 0.287%, 11/13/12(d)		900	900,803
0.296%, 10/12/12(d)		1,200	1,201,088
0.315%, 9/20/12(d)		1,100	1,101,006
0.354%, 6/26/13(d)		2,500	2,504,395
Federal National Mortgage Association 0.315%, 9/17/12–10/18/12(d)		1,810	1,811,831
6.25%, 5/15/29		740	1,041,822
6.625%, 11/15/30		2,277	3,372,585
Residual Funding Corp. Principal Strip Zero Coupon, 7/15/20		4,770	3,975,919

Total Agencies (cost $14,570,599)			15,909,449

COMMERCIAL MORTGAGE-BACKED SECURITIES–1.7%
NON-AGENCY FIXED RATE CMBS–1.5%
Citigroup Commercial Mortgage Trust Series 2004-C1, Class A4 5.364%, 4/15/40		110	117,700
Credit Suisse First Boston Mortgage Securities Corp. Series 2004-C1, Class A4 4.75%, 1/15/37		70	73,327
Series 2005-C1, Class A4 5.014%, 2/15/38		260	279,923
Credit Suisse Mortgage Capital Certificates Series 2006-C3, Class A3 5.815%, 6/15/38		620	689,636
Greenwich Capital Commercial Funding Corp. Series 2005-GG5, Class AJ 5.278%, 4/10/37		215	131,801
GS Mortgage Securities Corp. II Series 2004-GG2, Class A6 5.396%, 8/10/38		80	85,662
Company	Principal Amount (000)		U.S. $ Value

JP Morgan Chase Commercial Mortgage Securities Corp. Series 2005-CB11, Class A4 5.335%, 8/12/37	U.S.$	170	$185,592
Series 2006-CB14, Class A4 5.481%, 12/12/44		315	342,557
Series 2006-CB16, Class A4 5.552%, 5/12/45		335	367,700
LB-UBS Commercial Mortgage Trust Series 2004-C4, Class A4 5.32%, 6/15/29		40	42,865
Series 2006-C1, Class A4 5.156%, 2/15/31		1,095	1,208,038
Series 2006-C3, Class A4 5.661%, 3/15/39		285	313,280
Series 2006-C4, Class A4 5.87%, 6/15/38		275	308,419
Merrill Lynch Mortgage Trust Series 2005-CIP1, Class A2 4.96%, 7/12/38		901	908,799
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-2, Class A4 5.906%, 6/12/46		110	122,779
Series 2006-3, Class A2 5.291%, 7/12/46		916	927,149
Series 2006-3, Class A4 5.414%, 7/12/46		480	528,444
Series 2006-4, Class AM 5.204%, 12/12/49		265	248,610
Morgan Stanley Capital I Series 2006-IQ12, Class A4 5.332%, 12/15/43		780	871,846
WF-RBS Commercial Mortgage Trust Series 2011-C3, Class A2 3.24%, 3/15/44(c)		428	440,715

			8,194,842

AGENCY CMBS–0.2%
FHLMC Multifamily Structured Pass Through Certificates Series K008, Class A2 3.531%, 6/25/20		634	676,243

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Principal Amount (000)		U.S. $ Value

NON-AGENCY FLOATING RATE CMBS–0.0%
GS Mortgage Securities Corp. II Series 2007-EOP, Class E 2.669%, 3/06/20(c)(d)	U.S.$	75	$72,654

Total Commercial Mortgage-Backed Securities (cost $8,292,840)			8,943,739

INFLATION-LINKED SECURITIES–1.0%
UNITED STATES–1.0%
U.S. Treasury Inflation Index 1.875%, 7/15/13 (TIPS) (cost $5,641,833)		5,412	5,659,704

QUASI-SOVEREIGNS–0.3%
MALAYSIA–0.1%
Petronas Capital Ltd. 5.25%, 8/12/19(c)		460	515,841

RUSSIA–0.1%
Russian Agricultural Bank OJSC Via RSHB Capital SA 7.75%, 5/29/18(c)		386	411,090

KAZAKHSTAN–0.1%
KazMunayGas National Co. 7.00%, 5/05/20(c)		251	265,433

INDONESIA–0.0%
Perusahaan Listrik Negara PT 5.50%, 11/22/21(b)(c)		250	254,375

SOUTH KOREA–0.0%
Korea National Oil Corp. 4.00%, 10/27/16(c)		208	213,602

Total Quasi-Sovereigns (cost $1,550,431)			1,660,341

CORPORATES–NON-INVESTMENT GRADES–0.2%
FINANCIAL INSTITUTIONS–0.1%
BANKING–0.1%
ABN Amro Bank NV 4.31%, 3/10/16	EUR	90	78,043
BankAmerica Capital II Series 2 8.00%, 12/15/26	U.S.$	94	84,600
LBG Capital No.1 PLC 8.00%, 6/15/20(c)		235	169,670

			332,313

Company	Principal Amount (000)		U.S. $ Value

BROKERAGE–0.0%
Lehman Brothers Holdings, Inc. 5.00%, 1/14/11(g)	U.S.$	80	$20,500
6.20%, 9/26/14(g)		33	8,704
7.875%, 11/01/09-8/15/10(g)		370	94,812
Series G 4.80%, 3/13/14(g)		42	10,763

			134,779

INSURANCE–0.0%
XL Group PLC Series E 6.50%, 4/15/17		245	191,713

			658,805

INDUSTRIAL–0.1%
BASIC–0.0%
Weyerhaeuser Co. 7.375%, 3/15/32		110	115,459

CAPITAL GOODS–0.1%
Hanson Australia Funding Ltd. 5.25%, 3/15/13		120	120,600

			236,059

Total Corporates–Non-Investment Grades (cost $1,152,843)			894,864

GOVERNMENTS– SOVEREIGN AGENCIES–0.1%
UNITED KINGDOM–0.1%
Royal Bank of Scotland PLC (The) 2.625%, 5/11/12(c) (cost $694,992)		695	699,499

GOVERNMENTS–SOVEREIGN BONDS–0.1%
QATAR–0.0%
State of Qatar 4.50%, 1/20/22(c)		270	278,100

RUSSIA–0.1%
Russian Foreign Bond–Eurobond 7.50%, 3/31/30(c)		259	300,590

Total Governments–Sovereign Bonds (cost $554,450)			578,690

LOCAL GOVERNMENTS–MUNICIPAL BONDS–0.1%
UNITED STATES–0.1%
California GO 7.625%, 3/01/40 (cost $464,501)		455	559,809

AllianceBernstein Variable Products Series Fund

Company	Shares			U.S. $ Value

PREFERRED STOCKS–0.1%
INDUSTRIAL–0.1%
COMMUNICATIONS– TELECOMMUNICATIONS–0.1%
Centaur Funding Corp. 9.08%(c)			200	$226,125

FINANCIAL INSTITUTIONS–0.0%
FINANCE–0.0%
Citigroup Capital XII 8.50%			7,000	176,312

Total Preferred Stocks (cost $407,616)				402,437

	Principal Amount (000)
COLLATERALIZED MORTGAGE OBLIGATIONS–0.1%
NON-AGENCY FIXED RATE–0.1%
Bear Stearns Alt-A Trust Series 2006-1, Class 22A1 2.558%, 2/25/36		U.S.$	142	75,107
Citigroup Mortgage Loan Trust, Inc. Series 2005-2, Class 1A4 4.959%, 5/25/35			54	46,325
Indymac Index Mortgage Loan Trust Series 2006-AR7, Class 4A1 5.408%, 5/25/36			55	23,612
Merrill Lynch Mortgage Investors, Inc. Series 2005-A8, Class A1C1 5.25%, 8/25/36			36	34,419

				179,463

NON-AGENCY FLOATING RATE–0.0%
Countrywide Alternative Loan Trust Series 2005-62, Class 2A1 1.208%, 12/25/35(d)			33	19,441
Series 2006-OA14, Class 3A1 1.058%, 11/25/46(d)			154	63,308
Series 2007-OA3, Class M1 0.604%, 4/25/47(d)(f)			84	177

				82,926

Company	Principal Amount (000)			U.S. $ Value

NON-AGENCY ARMS–0.0%
Citigroup Mortgage Loan Trust, Inc. Series 2006-AR1, Class 3A1 2.69%, 3/25/36(d)	U.S.$		80	$49,242

Total Collateralized Mortgage Obligations (cost $636,688)				311,631

SHORT-TERM INVESTMENTS – 3.9%
TIME DEPOSIT–2.5%
State Street Time Deposit 0.01%, 1/03/12 (cost $13,616,222)			13,616	13,616,222

GOVERNMENTS– TREASURIES–1.4%
Japan Treasury Discount Bill Series 236 0.01%, 2/20/12 (cost $7,671,266)		JPY	590,000	7,664,298

Total Short-Term Investments (cost $21,287,488)				21,280,520

Total Investments Before Security Lending Collateral for Securities Loaned–101.5% (cost $527,864,902)				546,579,754

	Shares
INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–0.8%
INVESTMENT COMPANIES–0.8%
AllianceBernstein Exchange Reserves–Class I, 0.14%(h) (cost $4,228,505)			4,228,505	4,228,505

TOTAL INVESTMENTS–102.3% (cost $532,093,407)				550,808,259
Other assets less liabilities–(2.3)%				(12,365,833)

NET ASSETS–100.0%				$538,442,426

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

FUTURES CONTRACTS (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at December 31, 2011	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Euro STOXX 50 Index Futures	8	March 2012	$236,059	$238,970	$2,911
TOPIX Index Futures	1	March 2012	96,384	94,582	(1,802)

					$1,109

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at December 31, 2011	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Barclays Bank PLCWholesale:
Singapore Dollar settling 2/15/12	949	$734,549	$731,584	$(2,965)
Swedish Krona settling 2/15/12	4,327	657,244	627,437	(29,807)
Citibank N.A.:
Australian Dollar settling 3/15/12	460	463,616	466,772	3,156
Credit Suisse London Branch (GFX):
Great British Pound settling 2/15/12	717	1,107,944	1,113,082	5,138
Deutsche Bank AG London:
Euro settling 2/15/12	283	369,085	366,381	(2,704)
Euro settling 2/15/12	896	1,211,306	1,159,991	(51,315)
Norwegian Krone settling 2/15/12	7,511	1,331,171	1,254,056	(77,115)
Swiss Franc settling 2/15/12	1,718	1,874,920	1,830,418	(44,502)
Swiss Franc settling 3/15/12	590	636,736	629,051	(7,685)
Goldman Sachs International:
Euro settling 2/15/12	387	502,868	501,023	(1,845)
Great British Pound settling 2/15/12	410	653,860	636,490	(17,370)
HSBC Bank USA:
Euro settling 2/15/12	913	1,239,443	1,181,999	(57,444)
Japanese Yen settling 2/15/12	59,360	762,051	771,708	9,657
Norwegian Krone settling 3/15/12	4,582	788,977	764,154	(24,823)
Swedish Krona settling 2/15/12	10,050	1,509,644	1,457,302	(52,342)
Morgan Stanley and Co., Inc.:
Japanese Yen settling 2/15/12	106,622	1,371,873	1,386,137	14,264
Royal Bank of Canada:
Swiss Franc settling 2/15/12	1,552	1,734,873	1,653,555	(81,318)
Royal Bank of Scotland PLC:
Japanese Yen settling 3/15/12	64,239	831,099	835,644	4,545
Swedish Krona settling 3/15/12	4,319	633,470	625,503	(7,967)
Standard Chartered Bank:
Great British Pound settling 2/15/12	311	500,048	482,802	(17,246)
Great British Pound settling 3/15/12	349	540,246	541,630	1,384
State Street Bank and Trust Co.:
Australian Dollar settling 2/15/12	311	307,790	316,581	8,791
Australian Dollar settling 2/15/12	218	219,134	221,913	2,779
Australian Dollar settling 2/15/12	190	190,874	193,410	2,536

AllianceBernstein Variable Products Series Fund

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at December 31, 2011	Unrealized Appreciation/ (Depreciation)
Buy Contracts (continued)
Canadian Dollar settling 2/15/12	149	$143,703	$146,117	$2,414
Canadian Dollar settling 3/15/12	244	235,086	239,130	4,044
Euro settling 2/15/12	140	189,048	181,249	(7,799)
Euro settling 3/15/12	121	157,411	156,700	(711)
Japanese Yen settling 2/15/12	15,232	198,238	198,024	(214)
Mexican Nuevo Peso settling 1/20/12	1,501	107,347	107,446	99
Swiss Franc settling 2/15/12	181	202,944	192,843	(10,101)
UBS AG:
Japanese Yen settling 2/15/12	168,256	2,168,806	2,187,409	18,603
Westpac Banking Corp.:
Australian Dollar settling 2/15/12	469	480,336	477,417	(2,919)
New Zealand Dollar settling 3/15/12	597	462,177	462,502	325

Sale Contracts
Barclays Bank PLC Wholesale:
Euro settling 3/15/12	546	746,027	707,094	38,933
Japanese Yen settling 2/22/12	590,000	7,692,308	7,671,370	20,938
Citibank N.A.:
Euro settling 2/15/12	498	686,102	644,727	41,375
Credit Suisse London Branch (GFX):
Canadian Dollar settling 3/15/12	1,664	1,635,992	1,630,786	5,206
Deutsche Bank AG London:
Canadian Dollar settling 2/15/12	1,009	987,526	989,480	(1,954)
Euro settling 2/15/12	958	1,299,765	1,240,258	59,507
Great British Pound settling 2/15/12	926	1,474,671	1,437,537	37,134
Swiss Franc settling 2/15/12	1,421	1,518,670	1,513,983	4,687
HSBC Bank USA:
Canadian Dollar settling 1/05/12	655	634,112	642,916	(8,804)
Euro settling 1/13/12	114	152,804	147,131	5,673
Euro settling 2/15/12	1,069	1,468,389	1,383,962	84,427
Great British Pound settling 3/15/12	349	546,216	541,629	4,587
Hong Kong Dollar settling 2/15/12	23,207	2,983,480	2,988,424	(4,944)
Mexican Nuevo Peso settling 1/20/12	43,200	3,108,927	3,091,798	17,129
Swiss Franc settling 3/15/12	590	628,054	629,052	(998)
Royal Bank of Scotland PLC:
Euro settling 2/15/12	533	725,178	690,039	35,139
Japanese Yen settling 2/15/12	132,856	1,714,182	1,727,192	(13,010)
Norwegian Krone settling 2/15/12	6,302	1,050,220	1,052,199	(1,979)
Standard Chartered Bank:
Euro settling 3/15/12	531	707,680	687,669	20,011
Indian Rupee settling 2/15/12	27,699	537,115	513,784	23,331
Japanese Yen settling 2/15/12	34,896	450,114	453,665	(3,551)
State Street Bank and Trust Co.:
Australian Dollar settling 2/15/12	207	204,123	210,715	(6,592)
Euro settling 1/19/12	74	96,801	96,359	442
Euro settling 2/15/12	148	198,382	191,605	6,777
Great British Pound settling 2/15/12	133	211,582	206,472	5,110
New Zealand Dollar settling 3/15/12	211	157,955	163,464	(5,509)
Swedish Krona settling 3/15/12	752	107,521	108,909	(1,388)

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at December 31, 2011	Unrealized Appreciation/ (Depreciation)
Sale Contracts (continued)
UBS AG:
Canadian Dollar settling 2/15/12	876	$861,306	$859,053	$2,253
Swiss Franc settling 2/15/12	1,004	1,057,365	1,069,696	(12,331)

				$(68,858)

CREDIT DEFAULT SWAP CONTRACTS ON INDICES (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Deal (Pay) Receive Rate	Implied Credit Spread at December 31, 2011	Notional Amount (000)		Market Value	Upfront Premiums (Paid) Received	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Morgan Stanley Capital Services Inc.:
CDX-NAHYS17V1-5Year, 12/20/2016*	(5.00)%	6.86%		$2,470	$165,299	$(224,827)	$(59,528)
ITRAXX-FINSENS16V1-5Year, 12/20/16*	(1.00)%	2.75%	EUR	1,390	136,366	(161,985)	(25,619)

							$(85,147)

*	Termination date

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2011, the aggregate market value of these securities amounted to $15,992,807 or 3.0% of net assets.

(d)	Floating Rate Security. Stated interest rate was in effect at December 31, 2011.

(e)	Variable rate coupon, rate shown as of December 31, 2011.

(f)	Illiquid security.

(g)	Security is in default and is non-income producing.

(h)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviation:

CAD—Canadian Dollar

EUR—Euro

MXN—Mexican Peso

Glossary:

ABS—Asset-Backed Securities

ADR—American Depositary Receipt

ARMs—Adjustable Rate Mortgages

CMBS—Commercial Mortgage-Backed Securities

FHLMC—Federal Home Loan Mortgage Corporation

GO—General Obligation

OJSC—Open Joint Stock Company

REG—Registered Shares

TBA—To Be Announced

TIPS—Treasury Inflation Protected Security

See notes to financial statements.

BALANCED WEALTH STRATEGY PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
December 31, 2011	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $527,864,902)	$546,579,754	(a)
Affiliated issuers (cost $4,228,505—including investment of cash collateral for securities loaned of $4,228,505)	4,228,505	(b)
Cash	26,764	(c)
Foreign currencies, at value (cost $1,117,552)	1,115,887
Interest and dividends receivable	1,788,795
Unrealized appreciation of forward currency exchange contracts	490,394
Premium paid on credit default swap contracts	386,812
Receivable for capital stock sold	210,783
Receivable for investment securities sold and foreign currency transactions	142,863
Receivable for variation margin on futures contracts	3,929

Total assets	554,974,486

LIABILITIES
Payable for investment securities purchased and foreign currency transactions	10,284,061
Payable for collateral received on securities loaned	4,228,505
Unrealized depreciation of forward currency exchange contracts	559,252
Collateral received from broker	530,000
Payable for capital stock redeemed	261,885
Advisory fee payable	251,270
Distribution fee payable	102,115
Unrealized depreciation on credit default swap contracts	85,147
Administrative fee payable	18,051
Transfer Agent fee payable	89
Accrued expenses and other liabilities	211,685

Total liabilities	16,532,060

NET ASSETS	$538,442,426

COMPOSITION OF NET ASSETS
Capital stock, at par	$49,805
Additional paid-in capital	542,441,829
Undistributed net investment income	9,629,730
Accumulated net realized loss on investment and foreign currency transactions	(32,238,968)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	18,560,030

	$538,442,426

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$55,395,239	5,084,020	$10.90
B	$483,047,187	44,720,946	$10.80

(a)	Includes securities on loan with a value of $4,100,266 (see Note E).

(b)	Includes investment of cash collateral of $530,000 received from broker for credit default swap contracts.

(c)	An amount of $20,421 has been segregated to collateralize margin requirements for open futures contracts outstanding at December 31, 2011.

See notes to financial statements.

BALANCED WEALTH STRATEGY PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2011	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $333,163)	$8,204,255
Affiliated issuers	1,122
Interest	7,110,005
Securities lending income	7,152

	15,322,534

EXPENSES
Advisory fee (see Note B)	3,138,158
Distribution fee—Class B	1,264,561
Transfer agency—Class A	520
Transfer agency—Class B	3,997
Custodian	290,431
Printing	112,396
Audit	69,622
Administrative	61,488
Legal	35,907
Directors’ fees	3,802
Miscellaneous	48,721

Total expenses	5,029,603

Net investment income	10,292,931

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	23,222,820
Futures contracts	(167,937)
Swap contracts	28,821
Foreign currency transactions	446,358
Net change in unrealized appreciation/depreciation of:
Investments	(50,232,208	)(a)
Futures contracts	(47)
Swap contracts	(85,147)
Foreign currency denominated assets and liabilities	(329,588)

Net loss on investment and foreign currency transactions	(27,116,928)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(16,823,997)

(a)	Net of decrease in accrued foreign capital gains taxes of $14,239.

See notes to financial statements.

BALANCED WEALTH STRATEGY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Year Ended December 31, 2011	Year Ended December 31, 2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$10,292,931	$10,420,292
Net realized gain on investment and foreign currency transactions	23,530,062	32,200,899
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(50,646,990)	11,393,320

Net increase (decrease) in net assets from operations	(16,823,997)	54,014,511
DIVIDENDS TO SHAREHOLDERS FROM
Net investment income
Class A	(1,640,050)	(1,880,068)
Class B	(11,281,113)	(11,886,233)
CAPITAL STOCK TRANSACTIONS
Net increase (decrease)	(19,298,555)	15,448,596

Total increase (decrease)	(49,043,715)	55,696,806
NET ASSETS
Beginning of period	587,486,141	531,789,335

End of period (including undistributed net investment income of $9,629,730 and $9,814,503, respectively)	$538,442,426	$587,486,141

See notes to financial statements.

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2011	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Balanced Wealth Strategy Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is to maximize total return consistent with the Adviser’s determination of reasonable risk. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers fourteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter market (“OTC”) put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price); open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties, which are approved by the Board of Directors.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement

AllianceBernstein Variable Products Series Fund

date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2011:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks:
Financials	$52,875,788		$38,937,067		$–0	–	$91,812,855
Information Technology	45,416,365		5,209,681		–0	–	50,626,046
Consumer Discretionary	34,566,405		12,724,326		–0	–	47,290,731
Energy	25,493,801		8,231,896		–0	–	33,725,697
Health Care	26,919,497		5,416,313		–0	–	32,335,810
Industrials	21,468,847		8,972,982		–0	–	30,441,829
Consumer Staples	14,180,441		10,721,085		–0	–	24,901,526
Materials	8,001,380		7,270,996		–0	–	15,272,376
Utilities	7,593,982		1,469,596		–0	–	9,063,578
Telecommunication Services	4,154,495		3,246,251		–0	–	7,400,746
Governments—Treasuries	–0	–	46,357,980		–0	–	46,357,980
Mortgage Pass-Through’s	–0	–	45,386,131		–0	–	45,386,131
Corporates—Investment Grades	–0	–	36,908,197		–0	–	36,908,197
Asset-Backed Securities	–0	–	16,305,556		1,850,013		18,155,569
Agencies	–0	–	15,909,449		–0	–	15,909,449
Commercial Mortgage-Backed Securities	–0	–	8,490,674		453,065		8,943,739
Inflation-Linked Securities	–0	–	5,659,704		–0	–	5,659,704
Quasi-Sovereigns	–0	–	1,660,341		–0	–	1,660,341
Corporates—Non-Investment Grades	–0	–	894,864		–0	–	894,864
Governments—Sovereign Agencies	–0	–	699,499		–0	–	699,499
Governments—Sovereign Bonds	–0	–	578,690		–0	–	578,690
Local Governments—Municipal Bonds	–0	–	559,809		–0	–	559,809
Preferred Stocks	176,312		226,125		–0	–	402,437
Collateralized Mortgage Obligations	–0	–	–0	–	311,631		311,631
Short-Term Investments:
Time Deposit	–0	–	13,616,222		–0	–	13,616,222
Governments—Treasuries	–0	–	7,664,298		–0	–	7,664,298
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	4,228,505		–0	–	–0	–	4,228,505

Total Investments in Securities	$245,075,818		$303,117,732	+	$2,614,709		$550,808,259

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

	Level 1		Level 2		Level 3		Total
Other Financial Instruments*:
Assets:
Futures Contracts	$2,911		$–0	–	$–0	–	$2,911	#
Forward Currency Exchange Contracts	–0	–	490,394		–0	–	490,394
Liabilities:
Futures Contracts	(1,802)		–0	–	–0	–	(1,802	)#
Forward Currency Exchange Contracts	–0	–	(559,252)		–0	–	(559,252)
Credit Default Swap Contracts	–0	–	(85,147)		–0	–	(85,147)

Total	$245,076,927		$302,963,727		$2,614,709		$550,655,363

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

+	A significant portion of the Portfolio’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value. The transfers between levels of the fair value hierarchy assumes the financial instrument was transferred at the beginning of the reporting period.

	Asset- Backed Securities		Commercial Mortgage- Backed Securities
Balance as of 12/31/10	$1,281,731		$3,969,206
Accrued discounts/(premiums)	1,342		26,836
Realized gain (loss)	(507,746)		202,763
Change in unrealized appreciation/depreciation	455,206		(276,716)
Purchases	1,087,680		207,268
Sales	(468,200)		(3,676,292)
Transfers in to Level 3	–0	–	–0	–
Transfers out of Level 3	–0	–	–0	–

Balance as of 12/31/11	$1,850,013		$453,065

Net change in unrealized appreciation/depreciation from Investments held as of 12/31/11*	$47,190		$(97,007)

	Collateralized Mortgage Obligations		Total
Balance as of 12/31/10	$563,019		$5,813,956
Accrued discounts/(premiums)	41		28,219
Realized gain (loss)	(240,908)		(545,891)
Change in unrealized appreciation/depreciation	176,462		354,952
Purchases	2,907		1,297,855
Sales	(189,890)		(4,334,382)
Transfers in to Level 3	–0	–	–0	–
Transfers out of Level 3	–0	–	–0	–

Balance as of 12/31/11	$311,631		$2,614,709

Net change in unrealized appreciation/depreciation from Investments held as of 12/31/11*	$51,853		$2,036

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

AllianceBernstein Variable Products Series Fund

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Repurchase Agreements

It is the Portfolio’s policy that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Portfolio may be delayed or limited.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

the extent necessary to limit total operating expenses on an annual basis to .75% and 1.00% of daily average net assets for Class A and Class B shares, respectively (the “Expense Caps”). The Expense Caps will expire May 1, 2012 and may be extended by the Adviser for additional one-year terms. For the year ended December 31, 2011, there were no expenses waived by the Adviser.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2011, such fee amounted to $61,488.

Brokerage commissions paid on investment transactions for the year ended December 31, 2011 amounted to $496,625, of which $0 and $220, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,310 for the year ended December 31, 2011.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2011 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$335,185,643	$350,229,482
U.S. government securities	187,154,351	175,927,488

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures, swap contracts and foreign currency transactions) are as follows:

Cost	$539,065,070

Gross unrealized appreciation	45,818,510
Gross unrealized depreciation	(34,075,321)

Net unrealized appreciation	$11,743,189

1. Derivative Financial Instruments

The Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets.

AllianceBernstein Variable Products Series Fund

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures Contracts

The Portfolio may buy or sell futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market or for investment purposes. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover. The Portfolio may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into a futures contract, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements). When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended December 31, 2011, the Portfolio held futures contracts for non-hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Portfolio has in that particular currency contract.

During the year ended December 31, 2011, the Portfolio held forward currency exchange contracts for hedging and non-hedging purposes.

•	Swap Agreements

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swap agreements to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap agreement.

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

Credit Default Swaps:

The Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap agreement, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. The accrual for these interim payments is recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Upfront premiums paid or received in connection with credit default swap contracts are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap agreement, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap contract (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

During the year ended December 31, 2011, the Portfolio held credit default swap contracts for hedging purposes.

Implied credit spreads utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swap agreements entered into by the Portfolio for the same reference obligation with the same counterparty. As of December 31, 2011, the Portfolio did not have Buy Contracts outstanding with respect to the same referenced obligation and same counterparty for its Sale Contracts outstanding.

AllianceBernstein Variable Products Series Fund

Documentation governing the Portfolio’s swap transactions may contain provisions for early termination of a swap in the event the net assets of the Portfolio decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate the swap and require the Portfolio to pay or receive a settlement amount in connection with the terminated swap transaction.

At December 31, 2011, the Portfolio had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$490,394		Unrealized depreciation of forward currency exchange contracts	$559,252
Equity contracts	Receivable/Payable for variation margin on futures contracts	1,109	*
Credit contracts				Unrealized depreciation on credit default swap contracts	85,147

Total		$491,503			$644,399

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the year ended December 31, 2011:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$740,097	$(304,136)
Equity contracts	Net realized gain (loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	(167,937)	(47)
Credit contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	28,821	(85,147)

Total		$600,981	$(389,330)

For the year ended December 31, 2011, the average monthly principal amount of foreign currency exchange contracts was $91,530,166 and the average monthly original value of futures contracts was $609,162. For four months of the year, the average monthly notional amount of credit default swaps was $5,238,204.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Dollar Rolls

The Portfolio may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Portfolio. For the year ended December 31, 2011, the Portfolio earned drop income of $115,919 which is included in interest income in the accompanying statement of operations.

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all securities loans will be collateralized continually by cash. The Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Portfolio to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not have the right to vote any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AllianceBernstein Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Fund’s Board of Directors. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At December 31, 2011, the Portfolio had securities on loan with a value of $4,100,266 and had received cash collateral which has been invested into AllianceBernstein Exchange Reserves of $4,228,505. The collateral will be adjusted on the next business day after period end to maintain the required collateral amount. The Portfolio earned securities lending income of $7,152 and $1,122 from the borrowers and AllianceBernstein Exchange Reserves, respectively, for the year ended December 31, 2011; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Portfolio’s transactions in shares of AllianceBernstein Exchange Reserves for the year ended December 31, 2011 is as follows:

Market Value December 31, 2010 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value December 31, 2011 (000)	Dividend Income (000)
$–0–	$21,090	$16,861	$4,229	$1

AllianceBernstein Variable Products Series Fund

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010
Class A
Shares sold	340,171	199,409	$3,980,963	$2,156,296
Shares issued in reinvestment of dividends	138,870	175,872	1,640,050	1,880,068
Shares redeemed	(1,399,958)	(1,227,452)	(15,753,756)	(13,141,950)

Net decrease	(920,917)	(852,171)	$(10,132,743)	$(9,105,586)

Class B
Shares sold	6,176,389	7,217,888	$69,344,485	$77,439,999
Shares issued in reinvestment of dividends	962,552	1,119,231	11,281,113	11,886,233
Shares redeemed	(7,981,306)	(6,109,372)	(89,791,410)	(64,772,050)

Net increase (decrease)	(842,365)	2,227,747	$(9,165,812)	$24,554,182

NOTE G: Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2011.

NOTE I: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2011 and December 31, 2010 were as follows:

	2011	2010
Distributions paid from:
Ordinary income	$12,921,163	$13,766,301

Total taxable distributions	$12,921,163	$13,766,301

Total distributions paid	$12,921,163	$13,766,301

As of December 31, 2011, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$10,669,101
Accumulated capital and other losses	(26,480,631	)(a)
Unrealized appreciation/(depreciation)	11,762,319	(b)

Total accumulated earnings/(deficit)	$(4,049,211)

(a)	On December 31, 2011, the Portfolio had a net capital loss carryforward of $23,949,717. During the fiscal year, the Portfolio utilized $23,208,874 of capital loss carryforwards to offset current year net realized gains. At December 31, 2011, the Portfolio had a post-October short-term capital loss deferral of $2,530,914, which is deemed to arise on January 1, 2012.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps, the realization for tax purposes of gains/losses on certain derivative instruments, the tax treatment of Treasury inflation-protected securities and passive foreign investment companies (PFICs), return of capital distributions received from underlying securities, and the tax treatment of partnership investments.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of December 31, 2011, the Portfolio had a net capital loss carryforward of $23,949,717 which will expire as follows:

SHORT-TERM AMOUNT	LONG-TERM AMOUNT	EXPIRATION
$23,949,717	$n/a	2017

During the current fiscal year, permanent differences primarily due to the tax treatment of swaps, reclassifications of foreign currency, paydown gains/losses, and consent fees, the tax treatment of passive foreign investment companies (PFICs), return of capital distributions received from underlying securities, and the tax treatment of proceeds from the sale of defaulted securities resulted in a net increase in undistributed net investment income and a net increase in accumulated net realized loss on investment and foreign currency transactions. These reclassifications had no effect on net assets.

NOTE J: Recent Accounting Pronouncements

In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standard Update (“ASU”) related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets and, as a result, certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. At this time, management is evaluating the implications of this ASU and its impact on the financial statements has not been determined.

In May 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to develop common requirements for measuring fair value and for disclosing information about fair value measurements in

AllianceBernstein Variable Products Series Fund

U.S. GAAP and International Financial Reporting Standards (“IFRS”). The amendments are intended to improve the comparability of fair value measurements presented and disclosed in the financial statements prepared in accordance with U.S. GAAP and IFRS. The ASU is effective during interim or annual periods beginning after December 15, 2011. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

In December 2011, the FASB issued an ASU related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE K: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

BALANCED WEALTH STRATEGY PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Year Ended December 31,
	2011		2010		2009		2008		2007
Net asset value, beginning of period	$11.48		$10.66		$8.63		$13.05		$12.87

Income From Investment Operations
Net investment income (a)	.23		.23		.24		.22	(b)	.31	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.53)		.88		1.89		(3.97)		.41
Contributions from Adviser	–0	–	–0	–	–0	–	.00	(c)	–0	–

Net increase (decrease) in net asset value from operations	(.30)		1.11		2.13		(3.75)		.72

Less: Dividends and Distributions
Dividends from net investment income	(.28)		(.29)		(.10)		(.39)		(.32)
Distributions from net realized gain on investment transactions	–0	–	–0	–	–0	–	(.28)		(.22)

Total dividends and distributions	(.28)		(.29)		(.10)		(.67)		(.54)

Net asset value, end of period	$10.90		$11.48		$10.66		$8.63		$13.05

Total Return
Total investment return based on net asset value (d)	(2.81	)%*	10.61	%*	24.88	%*	(30.01	)%*	5.55%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$55,395		$68,914		$73,120		$67,526		$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.66%		.68	%(e)	.69%		.75	%(e)	.76%
Expenses, before waivers/reimbursements	.66%		.68	%(e)	.69%		.78	%(e)	.85%
Net investment income	2.03%		2.14	%(e)	2.66%		3.08	%(b)(e)	2.33	%(b)
Portfolio turnover rate	94%		101%		85%		93%		77%

See footnote summary on page 41.

AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Year Ended December 31,
	2011		2010		2009		2008		2007
Net asset value, beginning of period	$11.38		$10.58		$8.58		$12.97		$12.81

Income From Investment Operations
Net investment income (a)	.20		.20		.22		.26	(b)	.27	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.53)		.87		1.86		(4.02)		.41
Contributions from Adviser	–0	–	–0	–	–0	–	.00	(c)	–0	–

Net increase (decrease) in net asset value from operations	(.33)		1.07		2.08		(3.76)		.68

Less: Dividends and Distributions
Dividends from net investment income	(.25)		(.27)		(.08)		(.35)		(.30)
Distributions from net realized gain on investment transactions	–0	–	–0	–	–0	–	(.28)		(.22)

Total dividends and distributions	(.25)		(.27)		(.08)		(.63)		(.52)

Net asset value, end of period	$10.80		$11.38		$10.58		$8.58		$12.97

Total Return
Total investment return based on net asset value (d)	(3.06	)%*	10.30	%*	24.45	%*	(30.20	)%*	5.26%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$483,047		$518,572		$458,669		$285,962		$211,440
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.91%		.93	%(e)	.95%		1.00	%(e)	1.01%
Expenses, before waivers/reimbursements	.91%		.93	%(e)	.95%		1.02	%(e)	1.07%
Net investment income	1.78%		1.89	%(e)	2.36%		2.48	%(b)(e)	2.11	%(b)
Portfolio turnover rate	94%		101%		85%		93%		77%

(a)	Based on average shares outstanding.

(b)	Net of expenses waived or reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	The ratio includes expenses attributable to costs of proxy solicitation.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended December 31, 2011, December 31, 2010, December 31, 2009 and December 31, 2008 by 0.02%, 0.03%, 0.06% and 0.10%, respectively.

See notes to financial statements.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	AllianceBernstein Variable Products Series Fund

To the Board of Directors of AllianceBernstein Variable Products Series Fund, Inc. and Shareholders of AllianceBernstein Balanced Wealth Strategy Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein Balanced Wealth Strategy Portfolio (one of the portfolios constituting the AllianceBernstein Variable Products Series Fund, Inc.) (the “Portfolio”) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Balanced Wealth Strategy Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 14, 2012

TAX INFORMATION (unaudited)	AllianceBernstein Variable Products Series Fund

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended December 31, 2011. For corporate shareholders, 22.33% of dividends paid qualify for the dividends received deduction.

BALANCED WEALTH
STRATEGY PORTFOLIO	AllianceBernstein Variable Products Series Fund

BOARD OF DIRECTORS
William H. Foulk, Jr.(1), Chairman	Robert M. Keith, President and Chief Executive Officer
John H. Dobkin(1)	Garry L. Moody(1)
Michael J. Downey(1)	Marshall C. Turner, Jr.(1)
D. James Guzy(1)	Earl D. Weiner(1)
Nancy P. Jacklin(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and
Independent Compliance Officer

Thomas J. Fontaine(2), Vice President

Dokyoung Lee(2), Vice President

Seth J. Masters(2), Vice President

Christopher H. Nikolich(2), Vice President

Patrick J. Rudden(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller

CUSTODIAN AND ACCOUNTING AGENT State Street Bank and Trust Company One Lincoln Street Boston, MA 02111	LEGAL COUNSEL Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

DISTRIBUTOR AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	TRANSFER AGENT AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free 1-(800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Portfolio’s portfolio are made by the Multi-Asset Solutions Team, comprised of senior portfolio managers. Significant day-to-day responsibilities for coordinating the Portfolio’s investments reside with Messrs. Thomas J. Fontaine, Dokyoung Lee, Seth J. Masters, Christopher H. Nikolich and Patrick J. Rudden.

BALANCED WEALTH
STRATEGY PORTFOLIO	AllianceBernstein Variable Products Series Fund

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS* AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
INTERESTED DIRECTOR

Robert M. Keith, # 1345 Avenue of the Americas New York, New York 10105 51 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	102	None

DISINTERESTED DIRECTORS

William H. Foulk, Jr., ##, ### Chairman of the Board 79 (1990)	Investment Adviser and an Independent Consultant since prior to 2007. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983 and has been Chairman of the AllianceBernstein Funds and of the Independent Directors Committee of such Funds since 2003. He is also active in a number of mutual fund related organizations and committees.	102	None

John H. Dobkin, ## 70 (1992)	Independent Consultant since prior to 2007. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002; Senior Advisor from June 1999–June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989–May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001–2008.	102	None

BALANCED WEALTH STRATEGY PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AllianceBernstein Variable Products Series Fund

NAME, ADDRESS* AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)

Michael J. Downey, ## 68 (2005)	Private Investor since prior to 2007. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director of two other registered investment companies (and Chairman of one of them).	102	Asia Pacific Fund, Inc. and The Merger Fund since prior to 2007, and Prospect Acquisition Corp. (financial services) from 2007 until 2009

D. James Guzy, ## 75 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2007. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	102	Cirrus Logic Corporation (semi-conductors) and PLX Technology (semi-conductors) since prior to 2007 and Intel Corporation (semi-conductors) since prior to 2007 until 2008

Nancy P. Jacklin, ## 63 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	102	None

Garry L. Moody, ## 59 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995–2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993–1995); and Partner, Ernst & Young LLP (1975–1993), where he served as the National Director of Mutual Fund Tax Services. He is also a member of the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committee, of most of the AllianceBernstein Funds since 2008.	102	None

AllianceBernstein Variable Products Series Fund

NAME, ADDRESS* AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)

Marshall C. Turner, Jr., ## 70 (2005)	Private Investor since prior to 2007. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003–2005, and President and CEO, 2005–2006, after the company was acquired and renamed Toppan Photomasks, Inc. He has extensive experience in venture capital investing including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of a number of education and science-related non-profit organizations. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1992.	102	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since prior to 2007

Earl D. Weiner, ## 72 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of most of the Funds.	102	None

*	The address for the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund as defined in the “1940 Act”, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

###	Member of the Fair Value Pricing Committee.

BALANCED WEALTH STRATEGY PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AllianceBernstein Variable Products Series Fund

Officer Information

Certain information concerning the Portfolio’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 51	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 66	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Thomas J. Fontaine 46	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2007.

Dokyoung Lee 46	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2007.

Seth J. Masters 52	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2007.

Christopher H. Nikolich 42	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2007.

Patrick J. Rudden 49	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2007.

Emilie D. Wrapp 56	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2007.

Joseph J. Mantineo 52	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2007.

Phyllis J. Clarke 51	Controller	Vice President of the ABIS**, with which she has been associated since prior to 2007.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI, and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

BALANCED WEALTH STRATEGY PORTFOLIO
CONTINUANCE DISCLOSURE	AllianceBernstein Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of AllianceBernstein Balanced Wealth Strategy Portfolio (the “Portfolio”) at a meeting held on August 3-4, 2011.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee in the Advisory Agreement, in which the Senior Officer concluded that the contractual fee for the Portfolio was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Portfolio’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the directors on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The directors noted that the Adviser had waived reimbursement payments from the Portfolio in the Portfolio’s last fiscal year. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2009 and 2010 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Portfolio. The directors recognized that it is difficult to make comparisons of profitability between fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s

BALANCED WEALTH STRATEGY PORTFOLIO
CONTINUANCE DISCLOSURE
(continued)	AllianceBernstein Variable Products Series Fund

relationship with the Portfolio before taxes and distribution expenses. The directors concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Portfolio was not unreasonable.

Fall-Out Benefits

The directors considered the benefits to the Adviser and its affiliates from their relationships with the Portfolio other than the fees and expense reimbursements payable under the Advisory Agreement, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers that execute purchases and sales of securities on behalf of its clients on an agency basis), 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Portfolio’s Class B shares, transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser, and brokerage commissions paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors also understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Portfolio at each regular Board meeting during the year. At the August 2011 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Portfolio as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Portfolio’s composite index (60% Standard & Poor’s 500 Stock Index/40% Barclays Capital U.S. Aggregate Bond Index) (the “Index”), in each case for the 1-, 3- and 5-year periods ended May 31, 2011 and (in the case of comparisons with the Index) the since inception period (July 2004 inception). The directors noted that the Portfolio was in the 2nd quintile of the Performance Group and 3rd quintile of the Performance Universe for the 1-year period, and in the 4th quintile of the Performance Group and 5th quintile of the Performance Universe for the 3- and 5-year periods. The Portfolio outperformed the Index in the 1-year period but lagged the Index in the 3- and 5-year and the since inception periods. The directors also reviewed performance information for periods ended July 31, 2011 (for which the data was not limited to Class A Shares), and noted that in the 1- and 3-month periods the Portfolio had lagged the Lipper Mixed-Asset Target Allocation Moderate Funds Average and the Index. The directors noted that all reference points showed negative results in the 1- and 3-month periods. Based on their review, the directors concluded that the Portfolio’s relative performance was satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The Adviser informed the directors that there were no institutional products managed by it that have a substantially similar investment style. The directors reviewed the relevant fee information from the Adviser’s Form ADV and noted that the Adviser charged institutional clients lower fees for advising comparably sized institutional accounts using strategies that differ from those of the Portfolio but which invest in the same type of securities (i.e., equity and debt securities). The directors also noted that the Adviser advises a portfolio of another AllianceBernstein fund with a similar investment style for the same fee schedule as the Portfolio.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolio, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds comparable to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the Portfolio’s investment classification/objective. The Class A expense ratio of the

AllianceBernstein Variable Products Series Fund

Portfolio was based on the Portfolio’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others.

The directors noted that, at the Portfolio’s current size, its contractual effective advisory fee rate of 55 basis points was comparable to the Expense Group median, both before and after giving effect to the administrative expense reimbursement of 1 basis point in the Portfolio’s latest fiscal year. The directors also noted that the Portfolio’s total expense ratio, which had been capped by the Adviser (although the expense ratio was currently lower than the cap), was lower than the Expense Group and the Expense Universe medians. The directors concluded that the Portfolio’s expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration presentations by an independent consultant on economies of scale in the mutual fund industry and for the AllianceBernstein Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2011 meetings. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for establishing breakpoints that give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s shareholders would benefit from a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint in the future.

BALANCED WEALTH STRATEGY PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein Balanced Wealth Strategy Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Management fees charged to institutional and other clients of the Adviser for like services;

2.	Management fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arms length bargaining.” Jones v. Harris Associates L.P.,130 U.S. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arms-length bargaining as the benchmark for reviewing challenged fees.”

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 06/30/11 ($MIL)	Portfolio
Balanced	55 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	$593.8	Balanced Wealth Strategy Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $72,218 (0.01% of the Portfolio’s average daily net assets) for such services.

1	It should be noted that the information in the fee evaluation was completed on July 21, 2011 and discussed with the Board of Directors on August 2-4, 2011.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

3	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

AllianceBernstein Variable Products Series Fund

The Adviser agreed to waive that portion of its management fees and/or reimburse the Portfolio for that portion of its total operating expenses to the degree necessary to limit the Portfolio’s expense ratios to the amounts set forth below for the Portfolio’s fiscal year. The agreement for such reimbursement is terminable by the Adviser on May 1st of each year upon at least 60 days of written notice. Also set forth below are the Portfolio’s gross expense ratios for the most recently completed fiscal year:

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking	Gross Expense Ratio (12/31/10)	Fiscal Year End
Balanced Wealth Strategy Portfolio	Class A 0.75% Class B 1.00%	0.68% 0.93%	December 31

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS.

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with similar investment styles as the Portfolio.4 With respect to the Portfolio, the Adviser represented that there is no category in the Form ADV for institutional products that has a similar investment style as the Portfolio.

The Adviser manages The AllianceBernstein Portfolios – Balanced Wealth Strategy (“Balanced Wealth Strategy”), a retail mutual fund which has a substantially similar investment style as the Portfolio.5 The Adviser also manages

4	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

5	The AllianceBernstein Mutual Fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the AllianceBernstein Mutual Fund.

BALANCED WEALTH STRATEGY PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

AllianceBernstein Balanced Shares, Inc. (“Balanced Shares, Inc.), a retail mutual fund in the Balanced category, and the advisory fee schedules of Balanced Wealth Strategy and Balanced Shares, Inc. are also shown in the table below.6

Portfolio	AllianceBernstein Mutual Fund	Fee Schedule
Balanced Wealth Strategy Portfolio	Balanced Wealth Strategy	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance

	Balanced Shares, Inc.	0.60% on first $200 million 0.50% on next $200 million 0.40% on the balance

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following fees for Global Balanced Portfolio, which is a Luxembourg fund that has a somewhat similar investment style as the Portfolio:

Portfolio	Luxembourg Fund	Fee[7]
Balanced Wealth Strategy Portfolio	Global Balanced Portfolio Class A Class I (Institutional)	1.40% 0.70%

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative services, but not for distribution services. The fee schedule of the ITM mutual fund that has a somewhat similar investment style as the Portfolio is as follows:

Portfolio	ITM Mutual Fund	Fee
Balanced Wealth Strategy Portfolio	Alliance Global Balance Neutral	0.70%

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Portfolio.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.8 Lipper’s analysis included the Portfolio’s ranking with respect to the contractual management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)9 at the approximate current asset level of the Portfolio.10

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective,

6	There was no change to the advisory fee schedule of AllianceBernstein Balanced Shares, Inc. since the retail mutual fund had already lower breakpoints than that of the NYAG related category.

7	Class A shares of the Luxembourg funds are charged an “all-in” fee, which covers investment advisory and distribution-related services, unlike class I shares, whose fee is for only investment advisory services.

8	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arms length.” Jones v. Harris at 1429.

9	Note that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

10	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

AllianceBernstein Variable Products Series Fund

load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee[11]	Lipper Group Median (%)	Rank
Balanced Wealth Strategy Portfolio	0.550	0.539	6/10

Lipper also compared the Portfolio’s most recently completed fiscal year total expense ratio to the medians of the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.12

Portfolio	Total Expense Ratio (%)[13]	Lipper Exp. Group Median (%)	Lipper Exp. Group Rank	Lipper Exp. Universe Median (%)	Lipper Exp. Universe Rank
Balanced Wealth Strategy Portfolio	0.678	0.704	5/10	0.690	13/26

Based on this analysis, the Portfolio has a more favorable ranking on a total expense ratio basis than on a management fee basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE. ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio increased during calendar year 2010, relative to 2009.14

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter and distributor, AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2010, ABI received $1,184,285 in Rule 12b-1 fees from the Portfolio.

11	The contractual management fee would not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services. In addition, the contractual management fee does not reflect any advisory fee waivers for expense caps that would effectively reduce the actual management fee.

12	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

13	Most recently completed fiscal year Class A total expense ratio.

14	It should be noted that at the August 2, 2011 meeting, the Adviser presented to the Board revised profitability figures with respect to the Portfolio.

BALANCED WEALTH STRATEGY PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection with Class B shares. During the fiscal year ended December 31, 2010, the Adviser determined that it made payments in the amount of $1,344.54 on behalf of the Portfolio to ABI.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of approximately $1,250 from the Portfolio.15

The Portfolio effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Portfolio is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE.

Although it is clear that economies of scale may have been shared through the existence of breakpoints in the investment advisory fee schedule, it should be noted that sufficient data does not exist to evaluate the extent to which economies of scale or scope are being shared with the AllianceBernstein Mutual Funds’ shareholders. The Adviser has indicated that economies of scale are being shared with shareholders through fee structures, subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

In February 2008, an independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli16 study on advisory fees and various fund characteristics.17 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.18 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

15	The Fund (which includes the Portfolio and other series of the Fund) paid ABIS a flat fee of $18,000 in 2010.

16	The Deli study was originally published in 2002 based on 1997 data.

17	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arms length. See Jones V. Harris at 1429.

18	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

AllianceBernstein Variable Products Series Fund

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of approximately $461 billion as of June 30, 2011, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3 and 5 year net performance rankings19 of the Portfolio relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)20 for the periods ended May 31, 2011.21

Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Balanced Wealth Strategy Portfolio
1 year	18.89	18.13	18.62	3/10	12/26
3 year	1.44	2.67	3.40	8/10	23/25
5 year	3.64	4.38	4.87	7/10	21/24

Set forth below are the 1, 3 and 5 year and since inception performance returns of the Portfolio (in bold) versus its benchmark for the periods ended May 31, 2011.22

	Periods Ending May 31, 2011 Annualized Net Performance (%)
	1 Year (%)	3 Year (%)	5 Year (%)	Since Inception (%)
Balanced Wealth Strategy Portfolio	18.89	1.44	3.64	5.02
60% S&P 500 Stock Index / 40% Barclays Capital U.S. Aggregate Bond Index	17.88	3.69	5.03	5.58
S&P 500 Stock Index	25.95	0.91	3.32	4.67
Barclays Capital U.S. Aggregate Bond Index	5.84	6.53	6.63	5.54
Inception Date: July 1, 2004

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: August 30, 2011

19	The performance rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns of the Portfolio shown were provided by Lipper.

20	The Portfolio’s PG is identical to the Portfolio’s respective EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including/excluding a fund from a PU is somewhat different from that of an EU.

21	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

22	The performance returns shown in the table are for the Class A shares of the Portfolio. It should be noted that the performance returns for the Portfolio and the benchmark were provided by the Adviser.

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Dynamic Asset Allocation Portfolio

December 31, 2011

Annual Report

ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

DYNAMIC ASSET ALLOCATION
PORTFOLIO	AllianceBernstein Variable Products Series Fund

LETTER TO INVESTORS

February 10, 2012

The following is an update of AllianceBernstein Variable Products Series Fund—AllianceBernstein Dynamic Asset Allocation Portfolio (the “Portfolio”) for the period since inception (April 1, 2011) through December 31, 2011.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is to maximize total return consistent with AllianceBernstein L.P’s (the “Adviser’s”) determination of reasonable risk. The Portfolio invests in a globally diversified portfolio of equity and debt securities, including exchange-traded funds (“ETFs”), and other financial instruments, and expects to enter into derivatives transactions, such as options, futures, forwards, or swap agreements to achieve market exposure. The Portfolio’s neutral weighting, from which it will make its tactical asset allocations, is 60% equity exposure and 40% debt exposure. Within these broad components, the Portfolio may invest in any type of security, including common and preferred stocks, warrants and convertible securities, government and corporate fixed-income securities, commodities, currencies, real estate-related securities and inflation-protected securities. The Portfolio may invest in U.S., non-U.S. and emerging market issuers. The Portfolio may invest in securities of companies across the capitalization spectrum, including smaller capitalization companies. The Portfolio expects its investments in fixed-income securities to have a broad range of maturities and quality levels. The Portfolio is expected to be highly diversified across industries, sectors and countries, and will choose its positions from several market indices worldwide in a manner that is intended to track the performance (before fees and expenses) of those indices.

The Adviser will continuously monitor the risks presented by the Portfolio’s asset allocation and may make frequent adjustments to the Portfolio’s exposures to different asset classes. Using its proprietary Dynamic Asset Allocation techniques, the Adviser will adjust the Portfolio’s exposure to the equity and debt markets, and to segments within those markets, in response to the Adviser’s assessment of the relative risks and returns of those segments. For example, when the Adviser determines that equity market volatility is particularly low and that, therefore, the equity markets present reasonable return opportunities, the Adviser may increase the Portfolio’s equity exposure to as much as 80%. Conversely, when the Adviser determines that the risks in the equity markets are disproportionately greater than the potential returns offered, the Adviser may reduce the Portfolio’s equity exposure significantly below the target percentage or may even decide to eliminate equity exposure altogether by increasing the Portfolio’s fixed-income exposure to 100%. This investment strategy is intended to reduce the Portfolio’s overall investment risk, but may at times result in the Portfolio underperforming the markets.

The Portfolio expects to utilize derivatives and to invest in ETFs to a significant extent. Derivatives and ETFs may provide more efficient and economical exposure to market segments than direct investments, and the Portfolio’s market exposures may at times be achieved almost entirely through the use of derivatives or through the investments in ETFs. Derivatives transactions and ETFs may also be a quicker and more efficient way to alter the Portfolio’s exposure than buying and selling direct investments. As a result, the Adviser expects to use derivatives as one of the primary tools for adjusting the Portfolio’s exposure levels from its neutral weighting. The Adviser also expects to use direct investments and ETFs to adjust the Portfolio’s exposure levels. In determining when and to what extent to enter into derivatives transactions or to invest in ETFs, the Adviser will consider factors such as the relative risks and returns expected of potential investments and the cost of such transactions. The Adviser will consider the impact of derivatives and ETFs in making its assessment of the Portfolio’s risks.

Currency exchange rate fluctuations can have a dramatic impact on returns, significantly adding to returns in some years and greatly diminishing them in others. To the extent that the Portfolio invests in non-U.S. dollar-denominated investments, the Adviser will integrate the risks of foreign currency exposures into its investment and asset allocation decision making. The Adviser may seek to hedge all or a portion of the currency exposure resulting from the Portfolio’s investments or decide not to hedge this exposure. The Adviser may also seek investment opportunities through currencies and currency-related derivatives.

INVESTMENT RESULTS

The table on page 4 shows the Portfolio’s performance compared to its balanced benchmark, a 60% / 40% blend of the Morgan Stanley Capital International (“MSCI”) World Index and the Barclays Capital U.S. Treasury Index, for the six-month period ended December 31, 2011 and since the Portfolio’s inception on April 1, 2011 through December 31, 2011.

The Portfolio declined and underperformed its balanced benchmark by a basis point for the six-month period, declined and underperformed for the period since inception, while delivering less volatility than the balanced benchmark. Portfolio performance was driven by the decision of the Portfolio Management Team (the “Team”) to significantly decrease the risk in the Portfolio from the end

1

AllianceBernstein Variable Products Series Fund

of June through September, reducing exposure to equities and foreign currencies, in favor of bonds and interest rate sensitive assets. The reduction in risk was accomplished in part through U.S. and international stock index and bond futures, total return swaps on REITs and equities, and currency forwards. This decision led to positive relative performance in the third quarter, as stocks fell sharply amid concerns that the euro area sovereign debt situation could spawn a financial system crisis and generate a renewed global recession.

However, stocks rose sharply in the fourth quarter, with the MSCI World Index rising over 7%. While the Team shifted the Portfolio to a less defensive stance during the fourth quarter, the Portfolio lagged the balanced benchmark, giving up relative performance gained in the third quarter, but experiencing lower realized volatility.

MARKET REVIEW AND INVESTMENT STRATEGY

Equity markets were extremely volatile in 2011, as the euro area sovereign-debt crisis cast a shadow over the global economy. After rising early in the year, stocks fell sharply for five straight months through September, then posted a late rally as euro area leaders stepped up efforts to stem the crisis. The fourth quarter showed how quickly markets can rally when sentiment turns. But even after the MSCI World Index rose over 7% in the fourth quarter, it was still down almost 6% for the full year. Bonds, on the other hand, enjoyed strong performance for the year. Despite the downgrade of the U.S. credit rating, the 10-year Treasury yield ended the year at 1.9%, up modestly from 1.7% at the end of the third quarter, but still well below the expected inflation rate. Investment-grade bonds performed well, resulting in the Barclays Capital U.S. Aggregate Bond Index returning nearly 8% for the year.

Against this backdrop, the Team made significant shifts in the Portfolio’s asset allocation to guard against risk and seek return opportunities. After maintaining a modestly overweight allocation to equities in the spring, the Team became concerned that the euro area sovereign debt situation could spawn a financial system crisis and generate a renewed global recession. The Team significantly decreased the risk in the Portfolio from the end of June through September, reducing exposure to equities and foreign currencies in favor of bonds and interest rate sensitive assets. However, as markets fell sharply and Treasuries rallied during the third quarter, the Team’s research estimated that the compensation for taking risk was meaningfully improving; equity valuations appeared cheap, while bonds offered historically low yields, and economic data in the U.S. improved over the period. Though euro area political leaders lacked the consensus necessary to implement a bold solution to the crisis, such as a true fiscal union, the European Central Bank provided significant liquidity to the euro area banking system, reducing the near-term likelihood of a Lehman-style crisis. Over the course of the fourth quarter, the Team moved the Portfolio to a less defensive posture, gradually reducing the underweight to equities and decreasing bond exposure to neutral. The Team remains mindful of the ongoing risks emanating from the euro area, and has shifted away from European equities in favor of equities in other parts of the world. The Team also maintained the hedge against much of the exposure to the euro and other foreign currencies, which have been highly correlated with equity markets.

2

DYNAMIC ASSET ALLOCATION PORTFOLIO
HISTORICAL PERFORMANCE	AllianceBernstein Variable Products Series Fund

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month-end.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For a free copy of the Portfolio’s prospectus, which contains this and other information, call your financial advisor or 800.984.7654. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio’s quoted performance would be lower. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged MSCI World Index and the unmanaged Barclays Capital U.S. Treasury Index do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI World Index (free float-adjusted market capitalization weighted) represents the equity market performance of developed markets. The Barclays Capital U.S. Treasury Index represents the performance of U.S. Treasuries within the U.S. Government fixed income market. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The market values of the portfolio’s holdings rise and fall from day to day, so investments may lose value.

Fixed Income Risk: Investments in fixed-income securities are subject to interest rate risk, the fluctuation of the interest rate, and credit risk, the issuer’s ability to make timely payments of interest or principal. The lower the credit rating, the higher the risk of default. Fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Foreign (Non-U.S.) Risk: Non-U.S. securities may be more volatile because of political, regulatory, market and economic uncertainties associated with such securities. Fluctuations in currency exchange rates may negatively affect the value of the investment or reduce returns. These risks are magnified in emerging or developing markets.

Commodity and Derivatives Risk: Investments in commodities (and related instruments) and derivative instruments such as options, futures, forwards or swaps can be riskier than traditional investments, and may be more volatile.

Capitalization Size Risk (Small/Mid): Small- and mid-cap stocks are often more volatile than large-cap stocks—smaller companies generally face higher risks due to their limited product lines, markets and financial resources.

ETF Risk: Investments in ETFs bear the share of the ETFs’ expenses and run the risk that the ETF may not achieve its investment objective.

Liquidity Risk: The difficulty of purchasing or selling a security at an advantageous time or price.

Real Estate Risk: Investments in real estate could decline due to a variety of factors that affect the real estate market. REITs have additional risks; such as they are dependent on the capability of their managers, may have limited diversification and can be affected by changes in taxes.

These risks are fully discussed in the Variable Products prospectus.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

(Historical Performance continued on next page)

3

DYNAMIC ASSET ALLOCATION PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)	AllianceBernstein Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARK	NAV Returns
PERIODS ENDED DECEMBER 31, 2011	6 Months	Since Inception*
AllianceBernstein Dynamic Asset Allocation Portfolio Class A	-3.18%	-2.50%
AllianceBernstein Dynamic Asset Allocation Portfolio Class B	-3.18%	-2.60%
60% MSCI World Index / 40% Barclays Capital U.S. Treasury Index	-3.17%	-1.95%
MSCI World Index	-10.29%	-10.31%
Barclays Capital U.S. Treasury Index	7.43%	10.00%
* Since inception of the Portfolio’s Class A and Class B shares on 4/1/2011.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.15% and 1.40% for Class A and Class B, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios to 0.85% and 1.10% for Class A and Class B, respectively. These waivers/reimbursements extend through the Portfolio’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.
ALLIANCEBERNSTEIN DYNAMIC ASSET ALLOCATION PORTFOLIO CLASS A GROWTH OF A $10,000 INVESTMENT

4/1/2011* – 12/31/11

*	Since inception of the Portfolio’s Class A shares on 4/1/11.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Dynamic Asset Allocation Portfolio Class A shares (from 4/1/2011* to 12/31/11) as compared to the performance of the Portfolio’s balanced benchmark (60% MSCI World Index / 40% Barclays Capital U.S. Treasury Index), as well as the individual components of the balanced benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on previous page.

4

DYNAMIC ASSET ALLOCATION PORTFOLIO
FUND EXPENSES (unaudited)	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$968.20	$4.22	0.85%
Hypothetical (5% return before expenses)	$1,000	$1,020.92	$4.33	0.85%

Class B
Actual	$1,000	$968.20	$5.46	1.10%
Hypothetical (5% return before expenses)	$1,000	$1,019.66	$5.60	1.10%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

5

DYNAMIC ASSET ALLOCATION PORTFOLIO
TEN LARGEST HOLDINGS*
December 31, 2011 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
U.S. Treasury Bonds & Notes	$17,050,736	27.7%
Vanguard MSCI EAFE ETF	5,564,246	9.1
Vanguard MSCI Emerging Markets ETF	2,986,493	4.9
SPDR S&P MidCap 400 ETF Trust	1,242,817	2.0
iShares Russell 2000 Index Fund	1,205,568	2.0
Exxon Mobil Corp.	342,346	0.5
Apple, Inc.	321,165	0.5
International Business Machines Corp.	182,961	0.3
Chevron Corp.	178,752	0.3
Microsoft Corp.	163,808	0.3

	$29,238,892	47.6%

PORTFOLIO BREAKDOWN**

December 31, 2011 (unaudited)

ASSET CLASSES	CURRENT ALLOCATION
Equities
U.S. Large Cap	19.9%
International Large Cap	16.0
U.S. Mid-Cap	2.2
U.S. Small-Cap	2.2
Emerging Market Equities	5.6
Real Estate Equities	4.8

Sub-total	50.7

Fixed Income
U.S. Bonds	36.1
International Bonds	0.2

Sub-total	36.3

Cash	13.0

Total	100.0%

*	Long-term investments.

**	All data are as of December 31, 2011. The Portfolio breakdown is expressed as an approximate percentage of the Portfolio’s total investments inclusive of derivative exposure, based on the Adviser’s internal the classification guidelines.

6

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2011	AllianceBernstein Variable Products Series Fund

Company	Principal Amount (000)	U.S. $ Value

GOVERNMENTS– TREASURIES–27.8%
UNITED STATES–27.8%
U.S. Treasury Bonds
3.125%, 11/15/41	$490	$513,352
3.50%, 2/15/39	152	170,976
3.75%, 8/15/41	220	258,741
4.375%, 11/15/39–5/15/41	488	634,260
4.75%, 2/15/37	111	150,769
5.375%, 2/15/31	350	498,859
6.00%, 2/15/26	134	193,128
6.25%, 8/15/23–5/15/30	209	308,933
7.25%, 5/15/16	108	138,502
7.50%, 11/15/16	92	121,318
7.625%, 2/15/25	55	88,928
8.00%, 11/15/21	123	192,245
U.S. Treasury Notes
0.125%, 9/30/13–12/31/13	630	628,445
0.25%, 11/30/13–9/15/14	715	714,796
0.375%, 8/31/12–9/30/12	160	160,297
0.50%, 10/15/13	428	429,856
0.625%, 1/31/13	60	60,293
0.75%, 3/31/13–8/15/13	884	891,104
0.875%, 11/30/16	625	626,904
1.00%, 1/15/14–10/31/16	1,135	1,148,608
1.125%, 12/15/12–6/15/13	809	819,019
1.25%, 2/15/14–3/15/14	640	653,550
1.375%, 11/30/15–12/31/18	467	476,940
1.75%, 7/31/15	60	62,625
2.00%, 11/30/13–11/15/21	1,634	1,690,122
2.125%, 12/31/15–8/15/21	825	860,665
2.25%, 1/31/15–11/30/17	739	786,786
2.375%, 10/31/14–7/31/17	474	508,047
2.50%, 3/31/15	148	157,805
2.625%, 11/15/20	335	360,648
2.75%, 5/31/17–2/15/19	605	662,901
3.00%, 2/28/17	464	513,155
3.125%, 10/31/16–1/31/17	717	795,891
3.25%, 7/31/16	232	257,973
3.625%, 2/15/21	295	342,500
4.00%, 11/15/12	57	58,899
4.375%, 8/15/12	110	112,896

Total Governments–Treasuries (cost $16,629,156)		17,050,736

	Shares
INVESTMENT COMPANIES–17.9%
FUNDS AND INVESTMENT TRUSTS–17.9%
iShares Russell 2000 Index Fund(a)	16,360	1,205,568
SPDR S&P MidCap 400 ETF Trust(a)	7,790	1,242,817
Vanguard MSCI EAFE ETF	181,660	5,564,246
Vanguard MSCI Emerging Markets ETF	78,160	2,986,493

Total Investment Companies (cost $11,202,659)		10,999,124

Company	Shares	U.S. $ Value

COMMON STOCKS–15.6%

INFORMATION TECHNOLOGY–2.9%
COMMUNICATIONS EQUIPMENT–0.3%
Cisco Systems, Inc.	4,530	$81,903
F5 Networks, Inc.(b)	70	7,428
Harris Corp.	95	3,424
JDS Uniphase Corp.(b)	190	1,984
Juniper Networks, Inc.(b)	440	8,980
Motorola Mobility Holdings, Inc.(b)	215	8,342
Motorola Solutions, Inc.	245	11,341
QUALCOMM, Inc.	1,420	77,674

		201,076

COMPUTERS & PERIPHERALS–0.7%
Apple, Inc.(b)	793	321,165
Dell, Inc.(b)	1,280	18,727
EMC Corp./Massachusetts(b)	1,715	36,941
Hewlett-Packard Co.	1,670	43,019
Lexmark International, Inc.–Class A	60	1,984
NetApp, Inc.(b)	300	10,881
SanDisk Corp.(b)	200	9,842
Western Digital Corp.(b)	190	5,881

		448,440

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–0.1%
Amphenol Corp.–Class A	135	6,128
Corning, Inc.	1,325	17,198
FLIR Systems, Inc.	130	3,259
Jabil Circuit, Inc.	145	2,851
Molex, Inc.(a)	115	2,744
TE Connectivity Ltd.	350	10,783

		42,963

INTERNET SOFTWARE & SERVICES–0.3%
Akamai Technologies, Inc.(b)	145	4,681
eBay, Inc.(b)	965	29,269
Google, Inc.–Class A(b)	217	140,160
VeriSign, Inc.	135	4,822
Yahoo!, Inc.(b)	1,045	16,856

		195,788

IT SERVICES–0.6%
Automatic Data Processing, Inc.	410	22,144
Cognizant Technology Solutions Corp.–Class A(b)	255	16,399
Computer Sciences Corp.	130	3,081
Fidelity National Information Services, Inc.	200	5,318
Fiserv, Inc.(b)	120	7,049
International Business Machines Corp.	995	182,961

7

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

Mastercard, Inc.–Class A	95	$35,418
Paychex, Inc.	265	7,979
SAIC, Inc.(b)	225	2,765
Teradata Corp.(b)	145	7,034
Total System Services, Inc.	130	2,543
Visa, Inc.–Class A	435	44,165
Western Union Co. (The)–Class W	520	9,495

		346,351

OFFICE ELECTRONICS–0.0%
Xerox Corp.	1,165	9,273

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–0.4%
Advanced Micro Devices, Inc.(b)	485	2,619
Altera Corp.	270	10,017
Analog Devices, Inc.	250	8,945
Applied Materials, Inc.	1,095	11,727
Broadcom Corp.–Class A(b)	400	11,744
Intel Corp.	4,290	104,032
KLA-Tencor Corp.	140	6,755
Linear Technology Corp.	190	5,706
LSI Corp.(b)	470	2,796
Microchip Technology, Inc.(a)	155	5,678
Micron Technology, Inc.(b)	830	5,221
Novellus Systems, Inc.(b)	50	2,065
NVIDIA Corp.(b)	505	6,999
Teradyne, Inc.(b)	150	2,045
Texas Instruments, Inc.	955	27,800
Xilinx, Inc.	215	6,893

		221,042

SOFTWARE–0.5%
Adobe Systems, Inc.(b)	410	11,591
Autodesk, Inc.(b)	185	5,611
BMC Software, Inc.(b)	135	4,425
CA, Inc.	305	6,166
Citrix Systems, Inc.(b)	160	9,715
Electronic Arts, Inc.(b)	275	5,665
Intuit, Inc.	250	13,147
Microsoft Corp.	6,310	163,808
Oracle Corp.	3,310	84,901
Red Hat, Inc.(b)	160	6,606
Salesforce.com, Inc.(b)	121	12,277
Symantec Corp.(b)	615	9,625

		333,537

		1,798,470

FINANCIALS–2.1%
CAPITAL MARKETS–0.3%
Ameriprise Financial, Inc.	185	9,183
Bank of New York Mellon Corp. (The)	1,015	20,209
BlackRock, Inc.–Class A	87	15,507
Charles Schwab Corp. (The)	910	10,247
E*Trade Financial Corp.(b)	210	1,672
Federated Investors, Inc.–Class B(a)	70	1,060
Franklin Resources, Inc.	120	11,527

Goldman Sachs Group, Inc. (The)	418	$37,800
Invesco Ltd.	380	7,634
Legg Mason, Inc.	100	2,405
Morgan Stanley	1,250	18,912
Northern Trust Corp.	200	7,932
State Street Corp.	415	16,729
T Rowe Price Group, Inc.	215	12,244

		173,061

COMMERCIAL BANKS–0.4%
BB&T Corp.	580	14,599
Comerica, Inc.	160	4,128
Fifth Third Bancorp	770	9,794
First Horizon National Corp.	215	1,720
Huntington Bancshares, Inc./OH	725	3,980
KeyCorp	795	6,114
M&T Bank Corp.	105	8,016
PNC Financial Services Group, Inc.	440	25,375
Regions Financial Corp.	1,055	4,536
SunTrust Banks, Inc.	450	7,965
US Bancorp	1,605	43,415
Wells Fargo & Co.	4,445	122,504
Zions Bancorporation	150	2,442

		254,588

CONSUMER FINANCE–0.1%
American Express Co.	850	40,095
Capital One Financial Corp.	390	16,493
Discover Financial Services	460	11,040
SLM Corp.	420	5,628

		73,256

DIVERSIFIED FINANCIAL SERVICES–0.4%
Bank of America Corp.	8,545	47,510
Citigroup, Inc.	2,458	64,670
CME Group, Inc.–Class A	60	14,620
IntercontinentalExchange, Inc.(b)	60	7,233
JPMorgan Chase & Co.	3,205	106,566
Leucadia National Corp.	165	3,752
Moody’s Corp.	165	5,557
NASDAQ OMX Group, Inc. (The)(b)	100	2,451
NYSE Euronext	215	5,612

		257,971

INSURANCE–0.6%
ACE Ltd.	285	19,984
Aflac, Inc.	395	17,088
Allstate Corp. (The)	420	11,512
American International Group, Inc.(b)	362	8,398
AON Corp.	275	12,870
Assurant, Inc.	80	3,285
Berkshire Hathaway, Inc.(b)	1,480	112,924
Chubb Corp. (The)	240	16,613
Cincinnati Financial Corp.	130	3,960
Genworth Financial, Inc.–Class A(b)	405	2,653

8

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

Hartford Financial Services Group, Inc.	375	$6,094
Lincoln National Corp.	250	4,855
Loews Corp.	250	9,413
Marsh & McLennan Cos., Inc.(a)	450	14,229
MetLife, Inc.	890	27,750
Principal Financial Group, Inc.	250	6,150
Progressive Corp. (The)	515	10,048
Prudential Financial, Inc.	395	19,797
Torchmark Corp.	85	3,688
Travelers Cos., Inc. (The)	350	20,709
Unum Group	240	5,057
XL Group PLC	270	5,338

		342,415

REAL ESTATE INVESTMENT TRUSTS (REITS)–0.3%
Apartment Investment & Management Co.–Class A	95	2,177
AvalonBay Communities, Inc.	85	11,101
Boston Properties, Inc.	130	12,948
Equity Residential	250	14,258
HCP, Inc.	340	14,086
Health Care REIT, Inc.	155	8,452
Host Hotels & Resorts, Inc.	590	8,714
Kimco Realty Corp.	340	5,522
Plum Creek Timber Co., Inc.	130	4,753
ProLogis, Inc.	380	10,864
Public Storage	120	16,135
Simon Property Group, Inc.	246	31,719
Ventas, Inc.	241	13,286
Vornado Realty Trust	155	11,913
Weyerhaeuser Co.	450	8,402

		174,330

THRIFTS & MORTGAGE FINANCE–0.0%
Hudson City Bancorp, Inc.	440	2,750
People’s United Financial, Inc.	295	3,791

		6,541

		1,282,162

ENERGY–1.9%
ENERGY EQUIPMENT & SERVICES–0.3%
Baker Hughes, Inc.	370	17,997
Cameron International Corp.(b)	210	10,330
Diamond Offshore Drilling, Inc.	60	3,315
FMC Technologies, Inc.(b)	200	10,446
Halliburton Co.	770	26,573
Helmerich & Payne, Inc.	95	5,544
Nabors Industries Ltd.(b)	235	4,075
National Oilwell Varco, Inc.	355	24,136
Noble Corp.(b)	205	6,195
Rowan Cos., Inc.(b)	105	3,185
Schlumberger Ltd.	1,135	77,532

		189,328

OIL, GAS & CONSUMABLE FUELS–1.6%
Alpha Natural Resources, Inc.(b)	182	$3,718
Anadarko Petroleum Corp.	425	32,440
Apache Corp.	325	29,438
Cabot Oil & Gas Corp.	85	6,452
Chesapeake Energy Corp.	555	12,371
Chevron Corp.	1,680	178,752
ConocoPhillips	1,120	81,614
Consol Energy, Inc.	190	6,973
Denbury Resources, Inc.(b)	330	4,983
Devon Energy Corp.	340	21,080
El Paso Corp.	650	17,271
EOG Resources, Inc.	225	22,165
EQT Corp.	130	7,123
Exxon Mobil Corp.	4,039	342,346
Hess Corp.	250	14,200
Marathon Oil Corp.	585	17,123
Marathon Petroleum Corp.	302	10,054
Murphy Oil Corp.	165	9,197
Newfield Exploration Co.(b)	110	4,150
Noble Energy, Inc.	155	14,630
Occidental Petroleum Corp.	690	64,653
Peabody Energy Corp.	225	7,450
Pioneer Natural Resources Co.	105	9,395
QEP Resources, Inc.	145	4,249
Range Resources Corp.	130	8,052
Southwestern Energy Co.(b)	285	9,103
Spectra Energy Corp.	545	16,759
Sunoco, Inc.	85	3,487
Tesoro Corp.(b)	115	2,686
Valero Energy Corp.	465	9,788
Williams Cos., Inc. (The)	495	16,345

		988,047

REAL ESTATE–0.0%
CBRE Group, Inc.(b)	265	4,033

		1,181,408

HEALTH CARE–1.8%
BIOTECHNOLOGY–0.2%
Amgen, Inc.	673	43,213
Biogen Idec, Inc.(b)	205	22,560
Celgene Corp.(b)	380	25,688
Gilead Sciences, Inc.(b)	635	25,991

		117,452

HEALTH CARE EQUIPMENT & SUPPLIES–0.2%
Baxter International, Inc.	470	23,256
Becton Dickinson and Co.	180	13,450
Boston Scientific Corp.(b)	1,240	6,622
CareFusion Corp.(b)	180	4,574
Covidien PLC	405	18,229
CR Bard, Inc.	75	6,413
DENTSPLY International, Inc.	120	4,199
Edwards Lifesciences Corp.(b)	95	6,717
Intuitive Surgical, Inc.(b)	35	16,205
Medtronic, Inc.	890	34,042

9

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

St Jude Medical, Inc.	265	$9,089
Stryker Corp.	275	13,670
Varian Medical Systems, Inc.(b)	95	6,377
Zimmer Holdings, Inc.(b)	155	8,280

		171,123

HEALTH CARE PROVIDERS & SERVICES–0.3%
Aetna, Inc.	300	12,657
AmerisourceBergen Corp.–Class A	215	7,996
Cardinal Health, Inc.	285	11,574
CIGNA Corp.	235	9,870
Coventry Health Care, Inc.(b)	120	3,644
DaVita, Inc.(b)	85	6,444
Express Scripts, Inc.–Class A(b)	410	18,323
Humana, Inc.	135	11,827
Laboratory Corp. of America Holdings(b)	85	7,307
McKesson Corp.	205	15,972
Medco Health Solutions, Inc.(b)	325	18,168
Patterson Cos., Inc.	70	2,066
Quest Diagnostics, Inc./DE	130	7,548
Tenet Healthcare Corp.(b)	365	1,872
UnitedHealth Group, Inc.	895	45,359
WellPoint, Inc.	290	19,212

		199,839

HEALTH CARE TECHNOLOGY–0.0%
Cerner Corp.(b)	120	7,350

LIFE SCIENCES TOOLS & SERVICES–0.1%
Agilent Technologies, Inc.(b)	285	9,955
Life Technologies Corp.(b)	145	5,642
PerkinElmer, Inc.	95	1,900
Thermo Fisher Scientific, Inc.(b)	315	14,165
Waters Corp.(b)	75	5,554

		37,216

PHARMACEUTICALS–1.0%
Abbott Laboratories	1,315	73,942
Allergan, Inc./United States	260	22,812
Bristol-Myers Squibb Co.	1,425	50,217
Eli Lilly & Co.	855	35,534
Forest Laboratories, Inc.(b)	225	6,809
Hospira, Inc.(b)	130	3,948
Johnson & Johnson	2,305	151,162
Merck & Co., Inc.	2,565	96,701
Mylan, Inc./PA(b)	355	7,618
Perrigo Co.	80	7,784
Pfizer, Inc.	6,480	140,227
Watson Pharmaceuticals, Inc.(b)	105	6,336

		603,090

		1,136,070

CONSUMER STAPLES–1.8%
BEVERAGES–0.4%
Beam, Inc.	130	6,660
Brown-Forman Corp.–Class B	85	6,843

Coca-Cola Co. (The)	1,920	$134,343
Coca-Cola Enterprises, Inc.	260	6,703
Constellation Brands, Inc.–Class A(b)	140	2,894
Dr Pepper Snapple Group, Inc.	180	7,106
Molson Coors Brewing Co.–Class B	130	5,660
PepsiCo, Inc./NC	1,315	87,250

		257,459

FOOD & STAPLES RETAILING–0.4%
Costco Wholesale Corp.	365	30,412
CVS Caremark Corp.	1,100	44,858
Kroger Co. (The)	495	11,989
Safeway, Inc.	285	5,996
SUPERVALU, Inc.(a)	175	1,421
Sysco Corp.	495	14,518
Wal-Mart Stores, Inc.	1,473	88,027
Walgreen Co.	745	24,630
Whole Foods Market, Inc.	140	9,741

		231,592

FOOD PRODUCTS–0.3%
Archer-Daniels-Midland Co.	555	15,873
Campbell Soup Co.(a)	145	4,820
ConAgra Foods, Inc.	345	9,108
Dean Foods Co.(b)	150	1,680
General Mills, Inc.	545	22,023
Hershey Co. (The)	130	8,031
HJ Heinz Co.	265	14,321
Hormel Foods Corp.	115	3,368
JM Smucker Co. (The)	95	7,426
Kellogg Co.	205	10,367
Kraft Foods, Inc.–Class A	1,485	55,480
McCormick & Co., Inc./MD	115	5,798
Mead Johnson Nutrition Co.–Class A	170	11,684
Sara Lee Corp.	490	9,271
Tyson Foods, Inc.–Class A	245	5,057

		184,307

HOUSEHOLD PRODUCTS–0.4%
Clorox Co.	110	7,322
Colgate-Palmolive Co.	415	38,342
Kimberly-Clark Corp.	335	24,642
Procter & Gamble Co. (The)	2,325	155,101

		225,407

PERSONAL PRODUCTS–0.0%
Avon Products, Inc.	355	6,202
Estee Lauder Cos., Inc. (The)–Class A	95	10,670

		16,872

TOBACCO–0.3%
Altria Group, Inc.	1,730	51,294
Lorillard, Inc.	120	13,680
Philip Morris International, Inc.	1,470	115,366

10

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

Reynolds American, Inc.	285	$11,805

		192,145

		1,107,782

CONSUMER DISCRETIONARY–1.7%
AUTO COMPONENTS–0.1%
Goodyear Tire & Rubber Co. (The)(b)	200	2,834
Johnson Controls, Inc.	570	17,818

		20,652

AUTO PARTS–0.0%
BorgWarner, Inc.(b)	90	5,736

AUTOMOBILES–0.1%
Ford Motor Co.(b)	3,200	34,432
Harley-Davidson, Inc.	190	7,385

		41,817

DISTRIBUTORS–0.0%
Genuine Parts Co.	130	7,956

DIVERSIFIED CONSUMER SERVICES– 0.0%
Apollo Group, Inc.–Class A(b)	95	5,118
DeVry, Inc.	50	1,923
H&R Block, Inc.	240	3,919

		10,960

HOTELS, RESTAURANTS & LEISURE–0.3%
Carnival Corp.	375	12,240
Chipotle Mexican Grill, Inc.–Class A(b)	34	11,483
Darden Restaurants, Inc.	110	5,014
International Game Technology	250	4,300
Marriott International, Inc./DE–Class A	225	6,563
McDonald’s Corp.	870	87,287
Starbucks Corp.	630	28,987
Starwood Hotels & Resorts Worldwide, Inc.	165	7,915
Wyndham Worldwide Corp.	130	4,918
Wynn Resorts Ltd.	70	7,734
Yum! Brands, Inc.	385	22,719

		199,160

HOUSEHOLD DURABLES–0.0%
DR Horton, Inc.	225	2,837
Harman International Industries, Inc.	60	2,282
Leggett & Platt, Inc.	115	2,650
Lennar Corp.–Class A(a)	130	2,555
Newell Rubbermaid, Inc.	235	3,795
Pulte Group, Inc.(b)	275	1,735
Whirlpool Corp.	60	2,847

		18,701

INTERNET & CATALOG RETAIL–0.2%
Amazon.com, Inc.(b)	310	$53,661
Expedia, Inc.	72	2,090
NetFlix, Inc.(a)(b)	46	3,187
priceline.com, Inc.(b)	47	21,982
TripAdvisor, Inc.(b)	72	1,815

		82,735

LEISURE EQUIPMENT & PRODUCTS–0.0%
Hasbro, Inc.	90	2,870
Mattel, Inc.	285	7,912

		10,782

MEDIA–0.5%
Cablevision Systems Corp.	180	2,560
CBS Corp.–Class B	550	14,927
Comcast Corp.–Class A	2,290	54,296
DIRECTV(b)	595	25,442
Discovery Communications, Inc.–Class A(b)	225	9,218
Gannett Co., Inc.	200	2,674
Interpublic Group of Cos., Inc. (The)	385	3,746
McGraw-Hill Cos., Inc. (The)	250	11,243
News Corp.–Class A	1,845	32,915
Omnicom Group, Inc.	230	10,253
Scripps Networks Interactive, Inc.–Class A	80	3,394
Time Warner Cable, Inc.–Class A	265	16,846
Time Warner, Inc.	845	30,538
Viacom, Inc.–Class B	460	20,889
Walt Disney Co. (The)	1,515	56,812
Washington Post Co. (The)–Class B(a)	11	4,145

		299,898

MULTILINE RETAIL–0.1%
Big Lots, Inc.(b)	50	1,888
Dollar Tree, Inc.(b)	100	8,311
Family Dollar Stores, Inc.	95	5,478
JC Penney Co., Inc.(a)	120	4,218
Kohl’s Corp.	210	10,363
Macy’s, Inc.	355	11,424
Nordstrom, Inc.	140	6,959
Sears Holdings Corp.(a)(b)	25	795
Target Corp.	565	28,939

		78,375

SPECIALTY RETAIL–0.3%
Abercrombie & Fitch Co.–Class A	70	3,419
AutoNation, Inc.(a)(b)	35	1,290
AutoZone, Inc.(b)	25	8,124
Bed Bath & Beyond, Inc.(b)	205	11,884
Best Buy Co., Inc.	240	5,609
CarMax, Inc.(b)	190	5,791
GameStop Corp.–Class A(b)	115	2,775
Gap, Inc. (The)	285	5,287
Home Depot, Inc. (The)	1,300	54,652

11

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

Limited Brands, Inc.	205	$8,272
Lowe’s Cos., Inc.	1,050	26,649
O’Reilly Automotive, Inc.(b)	110	8,794
Ross Stores, Inc.	190	9,031
Staples, Inc.	585	8,126
Tiffany & Co.	105	6,957
TJX Cos., Inc.	315	20,333
Urban Outfitters, Inc.(b)	85	2,343

		189,336

TEXTILES, APPAREL & LUXURY GOODS–0.1%
Coach, Inc.	250	15,260
NIKE, Inc.–Class B	310	29,875
Ralph Lauren Corp.	60	8,285
VF Corp.	75	9,524

		62,944

		1,029,052

INDUSTRIALS–1.7%
AEROSPACE & DEFENSE–0.4%
Boeing Co. (The)	630	46,210
General Dynamics Corp.	300	19,923
Goodrich Corp.	110	13,607
Honeywell International, Inc.	655	35,599
L-3 Communications Holdings, Inc.	85	5,668
Lockheed Martin Corp.	230	18,607
Northrop Grumman Corp.	220	12,866
Precision Castparts Corp.	120	19,775
Raytheon Co.	290	14,030
Rockwell Collins, Inc.	130	7,198
Textron, Inc.	225	4,160
United Technologies Corp.	765	55,914

		253,557

AIR FREIGHT & LOGISTICS–0.2%
CH Robinson Worldwide, Inc.	135	9,420
Expeditors International of Washington, Inc.	180	7,373
FedEx Corp.	265	22,130
United Parcel Service, Inc.–Class B	815	59,650

		98,573

AIRLINES–0.0%
Southwest Airlines Co.	655	5,607

BUILDING PRODUCTS–0.0%
Masco Corp.	295	3,092

COMMERCIAL SERVICES & SUPPLIES–0.1%
Avery Dennison Corp.	85	2,438
Cintas Corp.	85	2,959
Iron Mountain, Inc.	155	4,774
Pitney Bowes, Inc.(a)	165	3,059
Republic Services, Inc.–Class A	260	7,163
RR Donnelley & Sons Co.	155	2,237

Stericycle, Inc.(b)	70	$5,454
Waste Management, Inc.	385	12,593

		40,677

CONSTRUCTION & ENGINEERING–0.0%
Fluor Corp.	145	7,286
Jacobs Engineering Group, Inc.(b)	105	4,261
Quanta Services, Inc.(b)	175	3,770

		15,317

ELECTRICAL EQUIPMENT–0.1%
Emerson Electric Co.	620	28,886
First Solar, Inc.(a)(b)	50	1,688
Rockwell Automation, Inc.	120	8,804
Roper Industries, Inc.	85	7,384

		46,762

INDUSTRIAL CONGLOMERATES–0.4%
3M Co.	595	48,630
Danaher Corp.	480	22,579
General Electric Co.	8,900	159,399
Tyco International Ltd.	385	17,983

		248,591

MACHINERY–0.3%
Caterpillar, Inc.	545	49,377
Cummins, Inc.	160	14,083
Deere & Co.	355	27,459
Dover Corp.	155	8,998
Eaton Corp.	285	12,406
Flowserve Corp.	50	4,966
Illinois Tool Works, Inc.	405	18,918
Ingersoll-Rand PLC	255	7,770
Joy Global, Inc.	85	6,372
PACCAR, Inc.	300	11,241
Pall Corp.	95	5,429
Parker Hannifin Corp.	125	9,531
Snap-On, Inc.	50	2,531
Stanley Black & Decker, Inc.	145	9,802
Xylem, Inc.	155	3,982

		192,865

PROFESSIONAL SERVICES–0.0%
Dun & Bradstreet Corp.	45	3,367
Equifax, Inc.	95	3,680
Robert Half International, Inc.	115	3,273

		10,320

ROAD & RAIL–0.2%
CSX Corp.	880	18,533
Norfolk Southern Corp.	280	20,401
Ryder System, Inc.	45	2,391
Union Pacific Corp.	405	42,906

		84,231

TRADING COMPANIES & DISTRIBUTORS–0.0%
Fastenal Co.	250	10,902

12

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

WW Grainger, Inc.	50	$9,360

		20,262

		1,019,854

UTILITIES–0.6%
ELECTRIC UTILITIES–0.3%
American Electric Power Co., Inc.	405	16,731
Duke Energy Corp.	1,115	24,530
Edison International	275	11,385
Entergy Corp.	145	10,592
Exelon Corp.	560	24,287
FirstEnergy Corp.	355	15,726
NextEra Energy, Inc.	355	21,612
Northeast Utilities	150	5,411
Pepco Holdings, Inc.	190	3,857
Pinnacle West Capital Corp.	95	4,577
PPL Corp.	485	14,269
Progress Energy, Inc.	250	14,005
Southern Co. (The)	730	33,792

		200,774

GAS UTILITIES–0.0%
AGL Resources, Inc.	98	4,141
Oneok, Inc.	85	7,369

		11,510

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS–0.0%
AES Corp. (The)(b)	535	6,334
Constellation Energy Group, Inc.	165	6,546
NRG Energy, Inc.(b)	190	3,443

		16,323

MULTI-UTILITIES–0.3%
Ameren Corp.	200	6,626
CenterPoint Energy, Inc.	355	7,132
CMS Energy Corp.	210	4,637
Consolidated Edison, Inc.	250	15,507
Dominion Resources, Inc./VA	475	25,213
DTE Energy Co.	140	7,623
Integrys Energy Group, Inc.	70	3,793
NiSource, Inc.	235	5,595
PG&E Corp.	345	14,221
Public Service Enterprise Group, Inc.	425	14,029
SCANA Corp.	95	4,281
Sempra Energy	200	11,000
TECO Energy, Inc.	175	3,350
Wisconsin Energy Corp.	190	6,642
Xcel Energy, Inc.	400	11,056

		140,705

		369,312

MATERIALS–0.5%
CHEMICALS–0.4%
Air Products & Chemicals, Inc.	180	15,334
Airgas, Inc.	60	4,685
CF Industries Holdings, Inc.	60	8,699

Dow Chemical Co. (The)	995	$28,616
Eastman Chemical Co.	110	4,297
Ecolab, Inc.	250	14,453
EI du Pont de Nemours & Co.	775	35,479
FMC Corp.	60	5,162
International Flavors & Fragrances, Inc.	70	3,669
Monsanto Co.	450	31,531
Mosaic Co. (The)	250	12,608
PPG Industries, Inc.	130	10,854
Praxair, Inc.	260	27,794
Sherwin-Williams Co. (The)	75	6,695
Sigma-Aldrich Corp.	105	6,558

		216,434

CONSTRUCTION MATERIALS–0.0%
Vulcan Materials Co.(a)	105	4,132

CONTAINERS & PACKAGING–0.0%
Ball Corp.	130	4,642
Bemis Co., Inc.	80	2,406
Owens-Illinois, Inc.(b)	130	2,520
Sealed Air Corp.	160	2,754

		12,322

METALS & MINING–0.1%
Alcoa, Inc.	890	7,699
Allegheny Technologies, Inc.	85	4,063
Cliffs Natural Resources, Inc.	120	7,482
Freeport-McMoRan Copper & Gold, Inc.	795	29,248
Newmont Mining Corp.	415	24,904
Nucor Corp.	260	10,288
Titanium Metals Corp.	60	899
United States Steel Corp.(a)	120	3,175

		87,758

PAPER & FOREST PRODUCTS–0.0%
International Paper Co.	365	10,804
MeadWestvaco Corp.	140	4,193

		14,997

		335,643

TELECOMMUNICATION SERVICES–0.5%
DIVERSIFIED TELECOMMUNICATION SERVICES–0.5%
AT&T, Inc.	4,990	150,898
CenturyLink, Inc.	520	19,344
Frontier Communications Corp.	830	4,274
Verizon Communications, Inc.	2,385	95,686
Windstream Corp.	485	5,694

		275,896

13

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

WIRELESS TELECOMMUNICATION SERVICES–0.0%
American Tower Corp.–Class A	335	$20,103
MetroPCS Communications, Inc.(b)	245	2,127
Sprint Nextel Corp.(b)	2,520	5,897

		28,127

		304,023

PRODUCER DURABLES–0.1%
BACK OFFICE SUPPORT HR & CONSULTING–0.1%
Accenture PLC	545	29,010

SCIENTIFIC INSTRUMENTS: ELECTRICAL–0.0%
Cooper Industries PLC	130	7,040

		36,050

Total Common Stocks (cost $9,650,852)		9,599,826

	Contracts
OPTIONS PURCHASED– CALLS–0.0%
OPTIONS ON EQUITY INDICES–0.0%
EURO STOXX 50 Index
Expiration: Mar 2012, Exercise Price: EUR 2,750.00(b)(c)	11	911
S&P 500 Index Expiration: Jan 2012, Exercise Price: $1,400.00(b)(d)	18	135
S&P 500 Index Expiration: Feb 2012, Exercise Price: $1,450.00(b)(d)	106	1,855

S&P 500 Index Expiration: Mar 2012, Exercise Price: $1,425.00(b)(d)	10	$1,500
S&P 500 Index Expiration: Mar 2012, Exercise Price: $1,450.00(b)(d)	52	3,120

Total Options Purchased–Calls (cost $70,565)		7,521

	Shares
SHORT-TERM INVESTMENTS–45.3%
INVESTMENT COMPANIES–45.3%
AllianceBernstein Fixed-Income Shares, Inc.–Government STIF Portfolio, 0.09%(e) (cost $27,831,934)	27,831,934	27,831,934

Total Investments Before Security Lending Collateral For Securities Loaned–106.6% (cost $65,385,166)		65,489,141

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–3.2%
INVESTMENT COMPANIES–3.2%
AllianceBernstein Exchange Reserves–Class I, 0.14%(e) (cost $1,948,734)	1,948,734	1,948,734

TOTAL INVESTMENTS–109.8% (cost $67,333,900)		67,437,875
Other assets less liabilities–(9.8)%		(6,008,696)

NET ASSETS–100.0%		$61,429,179

14

AllianceBernstein Variable Products Series Fund

FUTURES CONTRACTS (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at December 31, 2011	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
ASX SPI 200 Index Futures	7	March 2012	$739,176	$719,361	$(19,815)
FTSE 100 Index Futures	20	March 2012	1,675,700	1,719,482	43,782
German Euro Shatz Futures	1	March 2012	142,368	142,807	439
Hang Seng Index Futures	2	January 2012	239,280	237,633	(1,647)
MSCI Emerging Markets EMini Futures	9	March 2012	414,009	414,675	666
Russell 2000 Mini Index Futures	2	March 2012	148,483	147,760	(723)
S&P 500 E Mini Index Futures	35	March 2012	2,162,894	2,192,050	29,156
S&P Midcap 400 EMini Index Futures	1	March 2012	85,086	87,730	2,644
Topix Index Futures	16	March 2012	1,508,641	1,513,317	4,676
U.S. T-Note 10 Yr Futures	23	March 2012	2,993,082	3,015,875	22,793
U.S. T-Note 5 Yr Futures	5	March 2012	613,589	616,289	2,700
Ultra Long U.S. T- Bond Futures	8	March 2012	1,273,513	1,281,500	7,987

					$92,658

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at December 31, 2011	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Barclays Bank PLC Wholesale:
Japanese Yen settling 3/15/12	40,501	$521,458	$526,852	$5,394
Royal Bank of Scotland PLC Euro settling 3/15/12	657	857,746	850,843	(6,903)
Great British Pound settling 3/15/12	543	850,202	842,707	(7,495)
Standard Chartered Bank:
Great British Pound settling 3/15/12	363	562,933	563,356	423
State Street Bank and Trust Co.:
Great British Pound settling 3/15/12	46	71,115	71,390	275
Great British Pound settling 3/15/12	47	72,976	72,941	(35)
Japanese Yen settling 3/15/12	8,104	104,354	105,420	1,066
Japanese Yen settling 3/15/12	1,580	20,266	20,553	287
Westpac Banking Corp:
Australian Dollar settling 3/15/12	303	299,261	307,461	8,200

Sale Contracts
Barclays Bank PLC Wholesale:
Euro settling 3/15/12	1,441	1,929,032	1,866,158	62,874
Swedish Krona settling 3/15/12	1,194	172,004	172,922	(918)
Swiss Franc settling 3/15/12	267	289,789	284,672	5,117
HSBC Bank USA:
Australian Dollar settling 3/15/12	755	759,823	766,115	(6,292)
State Street Bank and Trust Co.:
Australian Dollar settling 3/15/12	48	47,486	48,706	(1,220)
Australian Dollar settling 3/15/12	56	54,935	56,824	(1,889)
Canadian Dollar settling 3/15/12	129	125,951	126,425	(474)
Euro settling 3/15/12	75	103,328	97,128	6,200
Euro settling 3/15/12	82	109,454	106,194	3,260

15

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at December 31, 2011	Unrealized Appreciation/ (Depreciation)
Sale Contracts (continued)
Euro settling 3/15/12	66	$88,472	$85,473	$2,999
Euro settling 3/15/12	68	91,022	88,063	2,959
Euro settling 3/15/12	42	57,021	54,392	2,629
Euro settling 3/15/12	71	93,744	91,948	1,796
Euro settling 3/15/12	57	74,426	73,817	609
Euro settling 3/15/12	60	77,695	77,702	(7)
Great British Pound settling 3/15/12	80	125,219	124,156	1,063
Great British Pound settling 3/15/12	41	64,315	63,630	685
Great British Pound settling 3/15/12	6	9,376	9,312	64
Japanese Yen settling 3/15/12	2,500	32,586	32,521	65
Japanese Yen settling 3/15/12	1,580	20,594	20,553	41
Japanese Yen settling 3/15/12	5,604	71,980	72,899	(919)
Swedish Krona settling 3/15/12	43	6,344	6,228	116
Swiss Franc settling 3/15/12	50	54,502	53,310	1,192
Swiss Franc settling 3/15/12	114	121,876	121,546	330
UBS AG:
Australian Dollar settling 3/15/12	152	154,028	154,237	(209)

				$81,283

TOTAL RETURN SWAP CONTRACTS ON INDICES (see Note D)

Receive Total Return on Reference Index	Index	# of Shares or Units	Rate Paid by the Fund	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Index
Receive	FTSE EPRA/NAREIT Developed Real Estate index	141	0.28%	$373	11/15/12	Credit Suisse International	$12,516
Receive	FTSE EPRA/NAREIT Developed Real Estate index	7	0.28%	19	6/15/12	JPMorgan Chase Bank, N.A.	621
Receive	FTSE EPRA/NAREIT Developed Real Estate index	11	0.28%	29	6/15/12	JPMorgan Chase Bank, N.A.	975
Receive	FTSE EPRA/NAREIT Developed Real Estate index	1	0.28%	3	6/15/12	JPMorgan Chase Bank, N.A.	89
Receive	FTSE EPRA/NAREIT Developed Real Estate index	5	0.28%	13	7/16/12	JPMorgan Chase Bank, N.A.	443
Receive	FTSE EPRA/NAREIT Developed Real Estate index	6	0.28%	16	7/16/12	JPMorgan Chase Bank, N.A.	532

16

AllianceBernstein Variable Products Series Fund

Receive Total Return on Reference Index	Index	# of Shares or Units	Rate Paid by the Fund	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive	FTSE EPRA/NAREIT Developed Real Estate index	8	0.28%	$21	7/16/12	JPMorgan Chase Bank, N.A.	$709
Receive	FTSE EPRA/NAREIT Developed Real Estate index	6	0.28%	16	7/16/12	JPMorgan Chase Bank, N.A.	532
Receive	FTSE EPRA/NAREIT Developed Real Estate index	5	0.28%	13	7/16/12	JPMorgan Chase Bank, N.A.	443
Receive	FTSE EPRA/NAREIT Developed Real Estate index	10	0.28%	26	7/16/12	JPMorgan Chase Bank, N.A.	887
Receive	FTSE EPRA/NAREIT Developed Real Estate index	9	0.28%	24	7/16/12	JPMorgan Chase Bank, N.A.	798
Receive	FTSE EPRA/NAREIT Developed Real Estate index	16	0.28%	42	8/15/12	JPMorgan Chase Bank, N.A.	1,418
Receive	FTSE EPRA/NAREIT Developed Real Estate index	29	0.28%	77	8/15/12	JPMorgan Chase Bank, N.A.	2,571
Receive	FTSE EPRA/NAREIT Developed Real Estate index	14	0.28%	37	8/15/12	JPMorgan Chase Bank, N.A.	1,241
Receive	FTSE EPRA/NAREIT Developed Real Estate index	7	0.28%	19	8/15/12	JPMorgan Chase Bank, N.A.	621
Receive	FTSE EPRA/NAREIT Developed Real Estate index	20	0.28%	53	8/15/12	JPMorgan Chase Bank, N.A.	1,773
Receive	FTSE EPRA/NAREIT Developed Real Estate index	14	0.28%	37	8/15/12	JPMorgan Chase Bank, N.A.	1,241
Receive	FTSE EPRA/NAREIT Developed Real Estate index	7	0.28%	19	9/17/12	JPMorgan Chase Bank, N.A.	621

17

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Receive Total Return on Reference Index	Index	# of Shares or Units	Rate Paid by the Fund	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive	FTSE EPRA/NAREIT Developed Real Estate index	11	0.28%	$29	9/17/12	JPMorgan Chase Bank, N.A.	$975
Receive	FTSE EPRA/NAREIT Developed Real Estate index	14	0.28%	37	9/17/12	JPMorgan Chase Bank, N.A.	1,241
Receive	FTSE EPRA/NAREIT Developed Real Estate index	14	0.28%	37	9/17/12	JPMorgan Chase Bank, N.A.	1,241
Receive	FTSE EPRA/NAREIT Developed Real Estate index	13	0.28%	34	10/15/12	JPMorgan Chase Bank, N.A.	1,152
Receive	FTSE EPRA/NAREIT Developed Real Estate index	13	0.28%	34	9/17/12	JPMorgan Chase Bank, N.A.	1,152
Receive	FTSE EPRA/NAREIT Developed Real Estate index	16	0.28%	42	10/15/12	JPMorgan Chase Bank, N.A.	1,418
Receive	FTSE EPRA/NAREIT Developed Real Estate index	15	0.28%	40	10/15/12	JPMorgan Chase Bank, N.A.	1,330
Receive	FTSE EPRA/NAREIT Developed Real Estate index	16	0.28%	42	10/15/12	JPMorgan Chase Bank, N.A.	1,418
Receive	FTSE EPRA/NAREIT Developed Real Estate index	29	0.28%	77	10/15/12	JPMorgan Chase Bank, N.A.	2,571
Receive	FTSE EPRA/NAREIT Developed Real Estate index	10	0.28%	26	10/15/12	JPMorgan Chase Bank, N.A.	887
Receive	FTSE EPRA/NAREIT Developed Real Estate index	35	0.28%	93	11/15/12	JPMorgan Chase Bank, N.A.	3,103
Receive	FTSE EPRA/NAREIT Developed Real Estate index	21	0.28%	56	11/15/12	JPMorgan Chase Bank, N.A.	1,862

18

AllianceBernstein Variable Products Series Fund

Receive Total Return on Reference Index	Index	# of Shares or Units	Rate Paid by the Fund	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive	FTSE EPRA/NAREIT Developed Real Estate index	9	0.28%	$24	11/15/12	JPMorgan Chase Bank, N.A.	$798
Receive	FTSE EPRA/NAREIT Developed Real Estate index	50	0.28%	132	11/15/12	JPMorgan Chase Bank, N.A.	4,432
Receive	FTSE EPRA/NAREIT Developed Real Estate index	14	0.28%	37	11/15/12	JPMorgan Chase Bank, N.A.	1,241
Receive	FTSE EPRA/NAREIT Developed Real Estate index	18	0.28%	48	12/17/12	JPMorgan Chase Bank, N.A.	1,596
Receive	FTSE EPRA/NAREIT Developed Real Estate index	19	0.28%	50	12/17/12	JPMorgan Chase Bank, N.A.	1,685
Receive	FTSE EPRA/NAREIT Developed Real Estate index	19	0.28%	50	12/17/12	JPMorgan Chase Bank, N.A.	1,684
Receive	FTSE EPRA/NAREIT Developed Real Estate index	31	0.28%	82	12/17/12	JPMorgan Chase Bank, N.A.	2,748
Receive	FTSE EPRA/NAREIT Developed Real Estate index	22	0.28%	58	12/17/12	JPMorgan Chase Bank, N.A.	1,950
Receive	FTSE EPRA/NAREIT Developed Real Estate index	18	0.28%	48	12/17/12	JPMorgan Chase Bank, N.A.	1,596
Receive	FTSE EPRA/NAREIT Developed Real Estate index	8	0.28%	21	12/17/12	JPMorgan Chase Bank, N.A.	693
Receive	FTSE EPRA/NAREIT Developed Real Estate index	23	0.28%	60	12/17/12	JPMorgan Chase Bank, N.A.	2,453
Receive	FTSE EPRA/NAREIT Developed Real Estate index	38	0.28%	100	12/17/12	JPMorgan Chase Bank, N.A.	3,405

19

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Receive Total Return on Reference Index	Index	# of Shares or Units	Rate Paid by the Fund	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive	FTSE EPRA/NAREIT Developed Real Estate index	66	0.30%	$181	1/15/13	JPMorgan Chase Bank, N.A.	$(6)
Receive	FTSE EPRA/NAREIT Developed Real Estate index	233	0.28%	616	4/16/12	UBS AG	20,666
Receive	FTSE EPRA/NAREIT Developed Real Estate index	8	0.28%	21	6/15/12	UBS AG	709
Receive	FTSE EPRA/NAREIT Developed Real Estate index	11	0.28%	29	6/15/12	UBS AG	975
Receive	FTSE EPRA/NAREIT Developed Real Estate index	33	0.28%	87	10/15/12	UBS AG	2,927

							$95,933

(a)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(b)	Non-income producing security.

(c)	One contract relates to 10 shares.

(d)	One contract relates to 100 shares.

(e)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviation:

EUR—Euro

Glossary:

REIT—Real Estate Investment Trust

See notes to financial statements.

20

DYNAMIC ASSET ALLOCATION PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
December 31, 2011	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $37,553,232)	$37,657,207	(a)
Affiliated issuers (cost $29,780,668—including investment of cash collateral for securities loaned of $1,948,734)	29,780,668
Cash	546,386	(b)
Receivable for investment securities sold	4,237,913
Receivable for capital stock sold	360,678
Interest and dividends receivable	123,003
Unrealized appreciation of forward currency exchange contracts	107,644
Unrealized appreciation on total return swap contracts	95,939
Collateral due from Securities Lending Agent	72,450
Receivable due from Adviser	57,076
Receivable for variation margin on futures contracts	24,576
Unamortized offering expense	22,933

Total assets	73,086,473

LIABILITIES
Payable for investment securities purchased	9,514,412
Payable for collateral received on securities loaned	2,021,184
Unrealized depreciation of forward currency exchange contracts	26,361
Distribution fee payable	9,710
Payable for capital stock redeemed	274
Transfer Agent fee payable	127
Unrealized depreciation on total return swap contracts	6
Accrued expenses	85,220

Total liabilities	11,657,294

NET ASSETS	$61,429,179

COMPOSITION OF NET ASSETS
Capital stock, at par	$6,306
Additional paid-in capital	61,618,006
Undistributed net investment income	9,382
Accumulated net realized loss on investment and foreign currency transactions	(578,364)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	373,849

	$61,429,179

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$9,742,219	999,000	$9.75
B	$51,686,960	5,307,077	$9.74

(a)	Includes securities on loan with a value of $1,968,012 (see Note E).

(b)	An amount of $546,336 has been segregated to collateralize margin requirements for open futures contracts outstanding at December 31, 2011.

See notes to financial statements.

21

DYNAMIC ASSET ALLOCATION PORTFOLIO
STATEMENT OF OPERATIONS
For the period April 1, 2011(a) to December 31, 2011	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $10)	$298,709
Affiliated issuers	9,856
Interest	68,816
Securities lending income	1,294

378,675

EXPENSES
Advisory fee (see Note B)	146,860
Distribution fee—Class B	34,196
Transfer agency—Class A	3,541
Transfer agency—Class B	3,347
Custodian	111,026
Amortization of offering expenses	67,067
Administrative	47,316
Audit	42,161
Legal	41,066
Printing	9,348
Directors’ fees	3,010
Miscellaneous	10,384

Total expenses	519,322
Less: expenses waived and reimbursed by the Adviser (see Note B)	(306,796)

Net expenses	212,526

Net investment income	166,149

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	(294,422)
Futures contracts	(223,130)
Swap contracts	(243,772)
Foreign currency transactions	17,158
Net change in unrealized appreciation/depreciation of:
Investments	103,975
Futures contracts	92,658
Swap contracts	95,933
Foreign currency denominated assets and liabilities	81,283

Net loss on investment and foreign currency transactions	(370,317)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(204,168)

(a)	Commencement of operations.

See notes to financial statements.

22

DYNAMIC ASSET ALLOCATION PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	April 1, 2011(a) to December 31, 2011
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$166,149
Net realized loss on investment and foreign currency transactions	(744,166)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	373,849

Net decrease in net assets from operations	(204,168)
CAPITAL STOCK TRANSACTIONS
Net increase	61,633,347

Total increase	61,429,179
NET ASSETS
Beginning of period	–0	–

End of period (including undistributed net investment income of $9,382)	$61,429,179

(a)	Commencement of operations.

See notes to financial statements.

23

DYNAMIC ASSET ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2011	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Dynamic Asset Allocation Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is to maximize total return consistent with the Adviser’s determination of reasonable risk. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers fourteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio commenced operations on April 1, 2011. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter market (“OTC”) put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price); open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties, which are approved by the Board of Directors. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement

24

AllianceBernstein Variable Products Series Fund

date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2011:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Governments—Treasuries	$–0	–	$17,050,736		$–0	–	$17,050,736
Investment Companies	–0	–	10,999,124		–0	–	10,999,124
Common Stocks*	9,599,826		–0	–	–0	–	9,599,826
Options Purchased—Calls	–0	–	7,521		–0	–	7,521
Short-Term Investments	27,831,934		–0	–	–0	–	27,831,934
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	1,948,734		–0	–	–0	–	1,948,734

Total Investments in Securities	39,380,494		28,057,381		–0	–	67,437,875
Other Financial Instruments**:
Assets:
Futures Contracts	114,843		–0	–	–0	–	114,843	#
Forward Currency Exchange Contracts	–0	–	107,644		–0	–	107,644
Total Return Swap Contracts	–0	–	95,939		–0	–	95,939
Liabilities:
Futures Contracts	(22,185)		–0	–	–0	–	(22,185	)#
Forward Currency Exchange Contracts	–0	–	(26,361)		–0	–	(26,361)
Total Return Swap Contracts	–0	–	(6)		–0	–	(6)

Total	$39,473,152		$28,234,597		$–0	–	$67,707,749

*	See Portfolio of Investments for sector classifications.

**	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the

25

DYNAMIC ASSET ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for the current tax year and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Offering Expenses

Offering expenses of $90,000 have been deferred and are being amortized on a straight line basis over a one year period starting from April 1, 2011 (commencement of operations).

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .70% of the Portfolio’s average daily net assets. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to .85% and 1.10% of daily average net assets for Class A and Class B shares, respectively (the “Expense Caps”). Under the agreement, fees waived and expenses borne by the Adviser are subject to repayment by the Fund until April 1, 2014. No repayment will be made that would cause the Portfolio’s total annualized operating expenses to exceed the net fee percentage set forth above or would exceed the amount of offering expenses as recorded by the Portfolio on or before April 1, 2012. The Expense Caps will expire on May 1, 2012 and may be extended by the Adviser for additional one-year terms. For the period ended December 31, 2011, the amount of such fees waived was $259,480, which is subject to repayment, not to exceed the amount of offering expenses.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the period ended December 31, 2011, the Adviser voluntarily agreed to waive such fees in the amount of $47,316.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $964 for the period ended December 31, 2011.

26

AllianceBernstein Variable Products Series Fund

The Portfolio may invest in the AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Portfolio’s transactions in shares of the Government STIF Portfolio for the period ended December 31, 2011 is as follows:

Market Value April 1, 2011(a) (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value December 31, 2011 (000)	Dividend Income (000)
$–0–	$49,994	$22,162	$27,832	$9

(a)	Commencement of operations.

Brokerage commissions paid on investment transactions for the period ended December 31, 2011 amounted to $10,031, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the period ended December 31, 2011 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$31,999,827	$10,781,217
U.S. government securities	16,713,443	55,601

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency and swap transactions) are as follows:

Cost	$67,951,330

Gross unrealized appreciation	596,512
Gross unrealized depreciation	(1,109,967)

Net unrealized depreciation	$(513,455)

1. Derivative Financial Instruments

The Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets.

27

DYNAMIC ASSET ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures Contracts

The Portfolio may buy or sell futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover. The Portfolio may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into a futures contract, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements). When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the period ended December 31, 2011, the Portfolio held futures contracts for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Portfolio has in that particular currency contract.

During the period ended December 31, 2011, the Portfolio held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. The Portfolio may also use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as

28

AllianceBernstein Variable Products Series Fund

portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value. For the period ended December 31, 2011, the Portfolio had no transactions in written options.

During the period ended December 31, 2011, the Portfolio held purchased options for non-hedging purposes.

•	Swap Agreements

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets and currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swap agreements to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap agreement.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

Total Return Swaps:

The Portfolio may enter into total return swaps in order take a “long” or “short” position with respect to an underlying referenced asset. The Portfolio is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

During the period ended December 31, 2011, the Portfolio held total return swaps for non-hedging purposes.

29

DYNAMIC ASSET ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Documentation governing the Portfolio’s swap transactions may contain provisions for early termination of a swap in the event the net assets of the Portfolio decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate the swap and require the Portfolio to pay or receive a settlement amount in connection with the terminated swap transaction. As of December 31, 2011, the Portfolio had total return swap contracts in liability positions with net asset contingent features. The fair value of such total return swaps amounted to $6 at December 31, 2011.

At December 31, 2011, the Portfolio had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$107,644		Unrealized depreciation of forward currency exchange contracts	$26,361
Equity contracts	Receivable/Payable for variation margin on futures contracts	58,739	*
Interest rate contracts	Receivable/Payable for variation margin on futures contracts	33,919	*
Equity contracts	Investments in securities, at value	7,521
Equity contracts	Unrealized appreciation on total return swap contracts	95,939		Unrealized depreciation on total return swap contracts	6

Total		$303,762			$26,367

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the period ended December 31, 2011:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$5,902	$81,283
Equity contracts	Net realized gain (loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	(764,309)	58,739
Interest rate contracts	Net realized gain (loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	541,179	33,919
Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(698)	(63,044)
Equity contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	(243,772)	95,933

Total		$(461,698)	$206,830

30

AllianceBernstein Variable Products Series Fund

For the period ended December 31, 2011, the average monthly original value of futures contracts was $9,872,997 and the average monthly notional amount of total return swap contracts was $1,701,364. For seven months of the period, the average monthly principal amount of foreign currency exchange contracts was $6,297,436. For three months of the period, the average monthly cost of purchased options contracts was $42,830.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all securities loans will be collateralized continually by cash. The Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Portfolio to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not have the right to vote any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AllianceBernstein Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Fund’s Board of Directors. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At December 31, 2011, the Portfolio had securities on loan with a value of $1,968,012 and had received cash collateral which has been invested into AllianceBernstein Exchange Reserves of $1,948,734. The cash collateral will be adjusted on the next business day after period end to maintain the required collateral amount. The Portfolio earned securities lending income of $1,294 and $447 from the borrowers and AllianceBernstein Exchange Reserves, respectively, for the year ended December 31, 2011; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Portfolio’s transactions in shares of AllianceBernstein Exchange Reserves for the period ended December 31, 2011 is as follows:

Market Value April 1, 2011(a) (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value December 31, 2011 (000)	Dividend Income (000)
$–0–	$15,210	$13,261	$1,949	$–0–*

(a)	Commencement of operations.

*	Amount is less than $500.

31

DYNAMIC ASSET ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES	AMOUNT
	April 1, 2011(a) to December 31, 2011	April 1, 2011(a) to December 31, 2011
Class A
Shares sold	999,000	$9,990,000

Net increase	999,000	$9,990,000

Class B
Shares sold	5,407,777	$52,617,421
Shares redeemed	(100,700)	(974,074)

Net increase	5,307,077	$51,643,347

(a)	Commencement of operations.

NOTE G: Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the period ended December 31, 2011.

32

AllianceBernstein Variable Products Series Fund

NOTE I: Components of Accumulated Earnings/(Deficit)

As of December 31, 2011, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$290,543
Accumulated capital and other losses	(175	)(a)
Unrealized appreciation/(depreciation)	(470,637	)(b)

Total accumulated earnings/(deficit)	$(180,269	)(c)

(a)	As of December 31, 2011, the cumulative deferred loss on straddles was $175.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps, and the realization for tax purposes of gains/losses on certain derivative instruments.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to the amortization of offering costs.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation. As of December 31, 2011, the Portfolio did not have any capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to the tax treatment of swaps, foreign currency reclassifications, and the tax treatment of offering costs resulted in a net decrease in undistributed net investment income, a net decrease in accumulated net realized loss on investment and foreign currency transactions, and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE J: Recent Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to develop common requirements for measuring fair value and for disclosing information about fair value measurements in U.S. GAAP and International Financial Reporting Standards (“IFRS”). The amendments are intended to improve the comparability of fair value measurements presented and disclosed in the financial statements prepared in accordance with U.S. GAAP and IFRS. The ASU is effective during interim or annual periods beginning after December 15, 2011. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

In December 2011, the FASB issued an ASU related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE K: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

33

DYNAMIC ASSET ALLOCATION PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
April 1, 2011(a) to December 31, 2011
Net asset value, beginning of period	$10.00

Income From Investment Operations
Net investment income (b)(c)	.03
Net realized and unrealized loss on investment and foreign currency transactions	(.28)

Net decrease in net asset value from operations	(.25)

Net asset value, end of period	$9.75

Total Return
Total investment return based on net asset value (d)	(2.50)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$9,742
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (e)	.85%
Expenses, before waivers/reimbursements (e)	2.53%
Net investment income (c)(e)	.36%
Portfolio turnover rate	68%

See footnote summary on page 35.

34

AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
April 1, 2011(a) to December 31, 2011
Net asset value, beginning of period	$10.00

Income From Investment Operations
Net investment income (b)(c)	.06
Net realized and unrealized loss on investment and foreign currency transactions	(.32)

Net decrease in net asset value from operations	(.26)

Net asset value, end of period	$9.74

Total Return
Total investment return based on net asset value (d)	(2.60)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$51,687
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (e)	1.10%
Expenses, before waivers/reimbursements (e)	2.45%
Net investment income (c)(e)	1.02%
Portfolio turnover rate	68%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of fees waived and expenses reimbursed by the Adviser.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Annualized.

35

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	AllianceBernstein Variable Products Series Fund

To the Board of Directors of AllianceBernstein Variable Products Series Fund, Inc. and Shareholders of AllianceBernstein Dynamic Asset Allocation Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the AllianceBernstein Dynamic Asset Allocation Portfolio (one of the portfolios constituting the AllianceBernstein Variable Products Series Fund, Inc.) (the “Portfolio”) as of December 31, 2011, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period April 1, 2011 (commencement of operations) through December 31, 2011. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Dynamic Asset Allocation Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2011, and the results of its operations, the changes in its net assets and the financial highlights for the period April 1, 2011 (commencement of operations) through December 31, 2011, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 14, 2012

36

DYNAMIC ASSET
ALLOCATION PORTFOLIO	AllianceBernstein Variable Products Series Fund

BOARD OF DIRECTORS
William H. Foulk, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) D. James Guzy(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Marshall C. Turner, Jr.(1) Earl D. Weiner(1)

OFFICERS
Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Daniel J. Loewy(2), Vice President Seth J. Masters(2), Vice President	Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller

CUSTODIAN AND ACCOUNTING AGENT	LEGAL COUNSEL
State Street Bank and Trust Company	Seward & Kissel LLP
One Lincoln Street	One Battery Park Plaza
Boston, MA 02111	New York, NY 10004

DISTRIBUTOR	TRANSFER AGENT
AllianceBernstein Investments, Inc.	AllianceBernstein Investor Services, Inc.
1345 Avenue of the Americas	P.O. Box 786003
New York, NY 10105	San Antonio, TX 78278-6003
Toll-Free 1-(800) 221-5672

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
Ernst & Young LLP
5 Times Square
New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Portfolio’s portfolio are made by the Adviser’s Dynamic Asset Allocation Team. Seth J. Masters and Daniel J. Loewy are the investment professionals primarily responsible for the day-to-day management of the Portfolio’s portfolio.

37

DYNAMIC ASSET
ALLOCATION PORTFOLIO	AllianceBernstein Variable Products Series Fund

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS,* AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN PAST FIVE YEARS
INTERESTED DIRECTOR

Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 51 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	102	None

DISINTERESTED DIRECTORS

William H. Foulk, Jr., ##, ### Chairman of the Board 79 (1990)	Investment Adviser and an Independent Consultant since prior to 2007. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983 and has been Chairman of the AllianceBernstein Funds and of the Independent Directors Committee of such Funds since 2003. He is also active in a number of mutual fund related organizations and committees.	102	None

John H. Dobkin, ## 70 (1992)	Independent Consultant since prior to 2007. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002; Senior Advisor from June 1999–June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989–May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001–2008.	102	None

38

AllianceBernstein Variable Products Series Fund

NAME, ADDRESS,* AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)

Michael J. Downey, ## 68 (2005)	Private Investor since prior to 2007. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director of two other registered investment companies (and Chairman of one of them).	102	Asia Pacific Fund, Inc. and The Merger Fund since prior to 2007, and Prospect Acquisition Corp. (financial services) from 2007 until 2009

D. James Guzy, ## 75 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2007. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008 and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	102	Cirrus Logic Corporation (semi-conductors), and PLX Technology (semi-conductors) since prior to 2007 and Intel Corporation (semi-conductors) since prior to 2007 until 2008

Nancy P. Jacklin, ## 63 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	102	None

Garry L. Moody, ## 59 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995–2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993–1995); and Partner, Ernst & Young LLP (1975–1993), where he served as the National Director of Mutual Fund Tax Services. He is also a member of the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual fund. He has served as a director or trustee, and as Chairman of the Audit Committee, of most of the AllianceBernstein Funds since 2008.	102	None

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DYNAMIC ASSET ALLOCATION PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AllianceBernstein Variable Products Series Fund

NAME, ADDRESS,* AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)

Marshall C. Turner, Jr., ## 70 (2005)	Private Investor since prior to 2007. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003–2005, and President and CEO, 2005–2006, after the company was acquired and renamed Toppan Photomasks, Inc. He has extensive experience in venture capital investing, including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of a number of education and science-related non-profit organizations. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1992.	102	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since prior to 2007

Earl D. Weiner, ## 72 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of most of the Funds.	102	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

###	Member of the Fair Value Pricing Committee.

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AllianceBernstein Variable Products Series Fund

Officer Information

Certain information concerning the Portfolio’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 51	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 66	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Daniel J. Loewy 37	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2007.

Seth J. Masters 52	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2007.

Emilie D. Wrapp 56	Secretary	Senior Vice President, Assistant General Counsel, and Assistant Secretary of ABI,** with which she has been associated since prior to 2007.

Joseph J. Mantineo 52	Treasurer and Chief Financial Officer	Senior Vice President of ABIS,** with which he has been associated since prior to 2007.

Phyllis J. Clarke 51	Controller	Vice President of ABIS,** with which she has been associated since prior to 2007.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABIS and ABI are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

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DYNAMIC ASSET ALLOCATION PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”), with respect to AllianceBernstein Dynamic Asset Allocation Portfolio (the “Portfolio”).2

The Portfolio’s investment objective is to maximize total return consistent with the Adviser’s determination of reasonable risk. The Portfolio is designed as a balanced fund, seeking exposure to a blend of asset classes. The Portfolio’s neutral asset allocation will be a blend of 60% equity and 40% fixed-income exposure. Within these larger allocation bands, the Portfolio will have the ability to invest in a wide variety of securities, including U.S., non-U.S. and emerging market equity and fixed-income securities, commodities, real estate-related securities and inflation securities.

The Portfolio will have the ability to invest without limit in derivative instruments, such as futures, forwards, options and swaps. The Portfolio may use derivatives and physical securities in different combinations to achieve exposure in the most efficient way.

Through the use of derivatives, the Portfolio will be able to respond to market volatility by altering its risk profile and deviate from its target asset allocation without necessarily altering its physical securities asset mix. When the Adviser determines the equity volatility is low and the equity markets present reasonable return opportunities, the Adviser may increase the Portfolio’s equity exposure by entering into equity index futures or swap agreements. This equity exposure is expected to not exceed 80%. Conversely, during periods of severe equity market volatility, when the Adviser determines that the risks in the equity markets are disproportional to the potential returns offered, the Adviser expects to use derivatives to reduce the Portfolio’s overall equity exposure. In this extreme risk-averse exposure, the Portfolio could reduce its equity exposure to 0% and increase its fixed-income exposure to 100%.

The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the September 1, 2004 Assurance of Discontinuance (“AoD”) between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. The first factor is an additional factor required to be considered by the AoD. The Supreme Court recently held the Gartenberg decision was correct in its basic formulation of what Section 36(b) of the 40 Act requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arms length bargaining.” Jones v. Harris Associates L.P., (No. 08-586), 130 U.S. 1418 (1210). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the

1	It should be noted that the Senior Officer’s fee evaluation was completed on January 21, 2011 and discussed with the Board of Directors on February 1-3. 2011.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

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AllianceBernstein Variable Products Series Fund

context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arms-length bargaining as the benchmark for reviewing challenged fees.”

PORTFOLIO ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposes that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement:

Portfolio	Advisory Fee
Dynamic Asset Allocation Portfolio	0.70% of Average Daily Net Assets

As shown above, the advisory fee schedule of the Portfolio has no breakpoint. The Portfolio would fall in the Specialty Category, which has a fee beginning at 0.75% but is subject to breakpoints.3

In addition to paying the advisory fee, the Investment Advisory Agreement provides for the Adviser to be reimbursed for providing administrative and accounting services.

The Adviser proposed to set expense caps set forth below for an initial period. The Expense Limitation Undertaking will terminate three years after the Portfolio commences operations. During the period between the initial period and the termination of the agreements, the Adviser may be able to recoup all or a portion of the Portfolio’s operating expenses,4 which will be paid initially by the Adviser. If at any time, after the expiration of the initial period, the Portfolio’s expenses fall below the expense cap, the Adviser will be able to recoup offering costs previously paid by it to the extent that the reimbursement does not cause the expense ratios of the Portfolio’s share classes to exceed the expense caps. The Adviser’s ability to recoup offering expenses will terminate with the agreement, three years following the commencement of operations. After the initial period, the Adviser or the Portfolio may terminate the agreement on sixty days’ notice.

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking	Estimated Gross Expense Ratio	Fiscal Year End
Dynamic Asset Allocation Portfolio	Class A 0.85% Class B 1.10%	1.15% 1.40%	December 31

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services to be provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio will be more costly than those for institutional accounts due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Servicing the Portfolio’s investors will be more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for

3	The NYAG related fee schedule, implemented in January 2004 in connection with the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplate eight categories of funds with almost all funds in each category having the same advisory fee schedule. The advisory fee schedule for the Specialty Category is as follows: 0.75% on the first $2.5 billion, 0.65% on the next $2.5 billion, and 0.60% on the balance.

4	Offering expenses consist principally of the legal, accounting and federal and states securities registration fees paid by the Portfolio.

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DYNAMIC ASSET ALLOCATION PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with similar investment styles as the Portfolio.5 The Adviser is in the process of launching a new service for institutional clients that will provide for a similar investment style as the anticipated Portfolio. The advisory fee schedule contemplated for the institutional account is set forth in the table below.

Portfolio	Initial Estimated Net Assets ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee (%)	Portfolio Adv. Fee (%)
Dynamic Asset Allocation Portfolio	$100.0	Dynamic Asset Allocation Strategy 0.50% on first $500 million 0.40% on the balance	0.500	0.700

The Adviser manages other investment companies that have a somewhat similar investment strategy as the Portfolio. The Portfolio’s neutral asset allocation is the same as another series of the Fund, Balanced Wealth Strategy Portfolio, and the retail mutual fund, The AllianceBernstein Portfolios—Balanced Wealth Strategy (“TAP—Balanced Wealth Strategy”). The advisory fee schedules of Balanced Wealth Strategy Portfolio and TAP—Balanced Wealth Strategy are set forth in the table below:6

Portfolio	ABMF/AVPS Fund	Fee Schedule	ABMF/AVPS Effective Fee (%)	Portfolio Advisory Fee (%)
Dynamic Asset Allocation Portfolio	TAP—Balanced Wealth Strategy	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	0.550	0.700

	AVPS—Balanced Wealth Strategy Portfolio	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	0.550	0.700

The Adviser manages the Sanford C. Bernstein Fund, Inc. Overlay Portfolios (the “Overlay Portfolios”). The Overlay Portfolios are designed to reduce portfolio volatility, reduce the probability of large losses and maintain returns of Private Client portfolios over time. Unlike the Portfolio, the Overlay Portfolios are not designed as stand-alone investments and are used in conjunction with globally diversified Private Client portfolios.7 The advisory fee schedule of the Overlay Portfolios is set forth in the table below. Also shown are what would have been the effective advisory fees of the Portfolio had the advisory

5	It should be noted that the Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

6	Both funds were affected by Adviser’s settlement with the NYAG.

7	Overlay A Portfolio and Tax-Aware Overlay A Portfolio are intended for use in Private Client accounts that have a higher equity weighting (e.g. 80% equity and 20% fixed-income). The other Overlay Portfolios are intended for use in Private Client accounts that have a higher fixed income weighting (e.g. 70% fixed-income and 30% equity). The Overlay Portfolios will gain exposure to various asset classes through direct investments in equity and debt securities as well as derivatives.

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AllianceBernstein Variable Products Series Fund

fee schedules of the Overlay Portfolios been applicable to the Portfolio based on the initial estimate of the Portfolio’s net assets at $100 million:

Portfolio	Overlay Portfolio	Advisory Fee Based on % of Average Daily Net Assets[8]	Overlay Portfolios Effective Fee (%)	Portfolio Advisory Fee (%)
Dynamic Asset Allocation Portfolio	Overlay A Portfolio Tax-Aware Overlay A Portfolio	0.90%	0.900	0.700

	Overlay B Portfolio Tax-Aware Overlay B Portfolio Tax-Aware Overlay C Portfolio Tax-Aware Overlay N Portfolio	0.65%	0.650	0.700

The Adviser also manages AllianceBernstein Volatility Management Pooling Portfolio (“Volatility Portfolio”). Unlike the Portfolio, Volatility Portfolio is not designed as a stand-alone portfolio. Volatility Portfolio is utilized in conjunction with other asset class-pure Pooling Portfolios to reduce the overall portfolio volatility and mitigate the effects of extreme market environments without sacrificing long-term returns for the AllianceBernstein Blended Style Series, Inc.—Retirement Strategies (“Retirement Strategies”). The Adviser is not directly paid an advisory fee by Volatility Portfolio.9 The Adviser is directly compensated by the Retirement Strategies for managing its portfolios invested in Volatility Portfolio as well as other Pooling Portfolios.

The Adviser recently agreed to provide a sub-advisory service with a similar investment strategy to an investment company managed by another fund family. The fee schedule contemplated for the sub-advised fund is set forth in the table below.

Portfolio	Sub-advised Fund	Sub-advised Fund Fee Schedule
Dynamic Asset Allocation Portfolio	Client # 1	AB Sub-Advisory Fee Schedule: 0.40% on first $100 million 0.35% on next $100 million 0.30% on the balance

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolio by the Adviser.

While it appears that the sub-advisory relationship will be paying a lower fee than the investment companies managed by the Adviser, it is difficult to evaluate the relevance of such fee due to the differences in terms of the services provided, risks involved and other competitive factors between the investment companies and the sub-advisory relationship. There could be various business reasons why an investment adviser would be willing to provide a sub-advised relationship investment related services at a different fee level than an investment company it is sponsoring where the investment adviser is provided all the services, not just investment services, generally required by a registered investment company.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services by other investment advisers.10 Lipper’s analysis

8	The advisory fees of each Overlay Portfolio are based on the percentage of each Portfolio’s average daily net assets, not an aggregate of the assets in the Portfolios shown.

9	Although Volatility Portfolio does not directly pay the Adviser an advisory fee for providing investment advisory services, Volatility Portfolio does reimburse the Adviser the cost for providing administrative and accounting services.

10	In considering this section, it should be noted that the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arms length.” Jones v. Harris at 1429.

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DYNAMIC ASSET ALLOCATION PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

included the Portfolio’s ranking with respect to the contractual management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)11 at the approximate current asset level of the subject Portfolio.12

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An EG will typically consist of seven to twenty funds.

The Portfolio’s original EG had an insufficient number of peers. Consequently, Lipper expanded the Portfolio’s EG to include peers with or without a 12b-1/non-12b-1 service fee. Because Lipper had expanded the EG of the Portfolio, under Lipper’s standard guidelines, the Portfolio’s Lipper Expense Universe (“EU”)13 was also expanded to include the universes of those peers with or without a 12b-1/non-12b-1 service fee.

Portfolio	Contractual Management Fee[14]	Lipper Exp. Group Median	Rank
Dynamic Asset Allocation Portfolio	0.700	0.695	5/8

Set forth below is a comparison of the Portfolio’s anticipated total expense ratio excluding 12b-1/non-12b-1 service fee, and the medians of the Portfolio’s EG and EU. The Portfolio’s total expense ratio, excluding 12b-1/non-12b-1 service fee, rankings are also shown.

Portfolio	Exp. Ratio ex-12b-1 Fee (%)[15]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Dynamic Asset Allocation Portfolio	0.850	0.796	6/8	0.790	9/12

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser will utilize two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services to be provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio has not yet commenced operations. Therefore, there is no historic profitability data with respect to the Adviser’s investment services to the Portfolio.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates will have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that they should be factored into the

11	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

12	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Portfolio has the lowest effective fee rate in the Lipper peer group.

13	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund. Due to a limited number of comparable peers available, at the request of the Senior Officer and the Adviser, Lipper allowed for the inclusion of a second peer managed by the same investment adviser in the Portfolio’s EG.

14	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services.

15	The total expense ratio excluding 12b-1/non 12b-1 service fee shown are for the Portfolio’s Class A shares.

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AllianceBernstein Variable Products Series Fund

evaluation of the total relationship between the Portfolios and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship. These affiliates will provide transfer agent and distribution related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments and brokerage commissions.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter and distributor, AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees it 0.25%.

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection with Class B shares.

Financial intermediaries, such as insurers, will market and sell shares of the Portfolio and will normally receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries will receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year.

The transfer agent of the Portfolio will be AllianceBernstein Investor Services, Inc. (“ABIS”).16 During the fiscal year ended December 31, 2009, ABIS was paid a fee of $18,000 by the existing Portfolios of the Fund.17

The Portfolio may effect in the future brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and pay commissions for such transactions. The Adviser has represented that SCB’s profitability from any future business conducted with the Portfolio would be comparable to the profitability of SCB’s dealings with other comparable third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,18 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems, can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli19 study on advisory fees and various fund characteristics.20 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.21 The independent consultant then

16	It should be noted that the insurance companies, linked to the variable products, provide additional shareholder services, including record keeping, administration and customer service for contract holders.

17	ABIS receives an annual fee of $18,000 from the Fund, which is allocated equally among the Fund’s Portfolios.

18	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

19	The Deli study was originally published in 2002 based on 1997 data.

20	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arms length. See Jones V. Harris at 1429.

21	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

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DYNAMIC ASSET ALLOCATION PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund assets under management (“AUM”), family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of fund size and the large asset manager’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $486 billion as of December 31, 2010, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

Since the Portfolio has not yet commenced operations, the Portfolio has no performance history.

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. However, the Senior Officer recommended that the Directors discuss with the Adviser the proposed advisory fee schedule of the Portfolio, which lack potential for sharing economies of scale through breakpoints. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: March 4, 2011

48

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Growth Portfolio

December 31, 2011

Annual Report

ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

GROWTH PORTFOLIO	AllianceBernstein Variable Products Series Fund

LETTER TO INVESTORS

February 10, 2012

The following is an update of AllianceBernstein Variable Products Series Fund—AllianceBernstein Growth Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2011.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is long-term growth of capital. The Portfolio invests primarily in a domestic portfolio of equity securities of companies within various market sectors selected by AllianceBernstein L.P. (the “Adviser”) for their growth potential. Examples of the types of market sectors in which the Portfolio may invest include, but are not limited to, technology (which includes telecommunications), health care, financial services, infrastructure, energy and natural resources, and consumer groups. The Adviser’s growth analysts use proprietary research to seek to identify companies or industries that other investors have underestimated, overlooked or ignored—for example, some hidden earnings driver (including, but not limited to, reduced competition, market share gain, better margin trend, increased customer base, or similar factors) that would cause a company to grow faster than market forecasts. The Portfolio emphasizes investments in large and mid-capitalization companies; however, the Portfolio has the flexibility to invest across the capitalization spectrum. The Portfolio is designed for those seeking exposure to companies of various sizes. Normally, the Portfolio invests in approximately 80-120 companies. The Portfolio may enter into, without limit, derivatives transactions, such as options, futures, forwards, or swap agreements.

INVESTMENT RESULTS

The table on page 3 shows the Portfolio’s performance compared to its benchmark, the Russell 1000 Growth Index, and the broad market, as represented by the Standard & Poor’s (“S&P”) 500 Index, for the one-, five- and 10-year periods ended December 31, 2011.

The Portfolio underperformed its benchmark and the S&P 500 Index for the annual period ending December 31, 2011 due primarily to an underweight in consumer staples, which was one of the best performing sectors during the year. Modest cash positions also detracted from performance. Stock selection overall contributed positively to relative performance. Stock selection in the consumer discretionary and technology sectors was the largest positive contributor while stock selection in the energy and financials sectors was the largest detractor.

The Portfolio did not utilize leverage or derivatives during the annual period.

MARKET REVIEW AND INVESTMENT STRATEGY

The U.S. equity market was extremely volatile in 2011 as a series of shocks unnerved investors. First, oil prices spiked amid upheavals in the Middle East and North Africa. Then a natural disaster disrupted Japan and global supply chains. Later, fears of a double-dip recession resurfaced, the U.S. credit rating was downgraded and the European sovereign debt crisis spread beyond the periphery countries. Although investors’ fears moderated late in the year as European leaders stepped up efforts to stem the crisis, they did not disappear. Against this backdrop, active managers struggled as stocks traded in tandem based on perceived sensitivity to global macroeconomic issues, rather than company-specific fundamental strengths or weaknesses.

The Adviser’s U.S. Growth Senior Investment Team (the “Team”) continues to see numerous signs of investors’ unwillingness to put faith in future growth potential. Earnings forecasts for this year have been reduced in response to continued uncertainty in the business environment. Valuation multiples in many cases have fallen further. This reflects a greater lack of confidence in these lower forecasts despite the fact that U.S. corporate profitability has been resilient and balance sheets are strong with ample capacity to repurchase shares and boost dividends. In time, the Team expects investors to return to rewarding companies based on revenue gains, attractive earnings growth and strong cash flows. In the Team’s view, the Portfolio is well positioned to benefit once investor confidence returns.

1

GROWTH PORTFOLIO
HISTORICAL PERFORMANCE	AllianceBernstein Variable Products Series Fund

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month-end.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For a free copy of the Portfolio’s prospectus, which contains this and other information, call your financial advisor or 800.984.7654. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio’s quoted performance would be lower. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

Neither the unmanaged Russell 1000® Growth Index nor the unmanaged S&P 500® Index reflect fees and expenses associated with the active management of a mutual fund portfolio. Russell 1000 Growth Index represents the performance of 1000 large-cap growth companies within the U.S. The S&P 500 Index includes 500 U.S. stocks and is a common representation of the performance of the overall U.S. stock market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The market values of the portfolio’s holdings rise and fall from day to day, so investments may lose value.

Derivatives Risk: Investing in derivative instruments such as options, futures, forwards or swaps can be riskier than traditional investments, and may be more volatile, especially in a down market.

Capitalization Size Risk (Small/Mid): Small- and mid-cap stocks are often more volatile than large-cap stocks—smaller companies generally face higher risks due to their limited product lines, markets and financial resources.

These risks are fully discussed in the Variable Products prospectus.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products Prospectus for a description of those fees and expenses and speak to your insurance agent of financial representative if you have any questions. You should read the prospectus before investing or sending money.

(Historical Performance continued on next page)

2

GROWTH PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)	AllianceBernstein Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARK	NAV Returns
PERIODS ENDED DECEMBER 31, 2011	1 Year	5 Years*	10 Years*
AllianceBernstein Growth Portfolio Class A**	1.24%	0.18%	2.22%
AllianceBernstein Growth Portfolio Class B**	0.97%	-0.08%	1.97%
Russell 1000 Growth Index	2.64%	2.50%	2.60%
S&P 500 Index	2.11%	-0.25%	2.92%

*    Average annual returns.

**  Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the annual period ended December 31, 2011, by 0.07%.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual expense ratios as 1.00% and 1.25% for Class A and Class B, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

ALLIANCEBERNSTEIN GROWTH PORTFOLIO CLASS A GROWTH OF A $10,000 INVESTMENT

12/31/01 – 12/31/11

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Growth Portfolio Class A shares (from 12/31/01 to 12/31/11) as compared to the performance of the Portfolio’s benchmark, the Russell 1000 Growth Index, and the broad market, as represented by the S&P 500 Index. The chart assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on previous page.

3

GROWTH PORTFOLIO
FUND EXPENSES (unaudited)	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$949.70	$4.96	1.01%
Hypothetical (5% return before expenses)	$1,000	$1,020.11	$5.14	1.01%

Class B
Actual	$1,000	$948.30	$6.19	1.26%
Hypothetical (5% return before expenses)	$1,000	$1,018.85	$6.41	1.26%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

4

GROWTH PORTFOLIO
TEN LARGEST HOLDINGS*
December 31, 2011 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Apple, Inc.	$5,576,850	6.8%
Google, Inc.—Class A	3,507,237	4.3
Exxon Mobil Corp.	3,453,122	4.2
QUALCOMM, Inc.	2,507,448	3.1
Oracle Corp.	2,325,942	2.8
Philip Morris International, Inc.	2,307,312	2.8
United Parcel Service, Inc.—Class B	1,909,527	2.3
Altria Group, Inc.	1,719,700	2.1
Schlumberger, Ltd.	1,674,620	2.0
Danaher Corp.	1,596,538	2.0

	$26,578,296	32.4%

SECTOR DIVERSIFICATION**

December 31, 2011 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Information Technology	$25,736,637	31.3%
Consumer Discretionary	12,951,883	15.8
Healthcare	11,913,313	14.5
Energy	11,699,902	14.3
Industrials	8,123,128	9.9
Consumer Staples	6,841,318	8.3
Financials	2,768,791	3.4
Materials	1,353,335	1.6
Short-Term Investments	704,281	0.9

Total Investments	$82,092,588	100.0%

*	Long-term investments.

**	The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

5

GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2011	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–99.3%

INFORMATION TECHNOLOGY–31.4%
COMMUNICATIONS EQUIPMENT–5.1%
Cisco Systems, Inc.	85,140	$1,539,331
F5 Networks, Inc.(a)	1,540	163,425
QUALCOMM, Inc.	45,840	2,507,448

		4,210,204

COMPUTERS & PERIPHERALS–8.1%
Apple, Inc.(a)	13,770	5,576,850
EMC Corp./Massachusetts(a)	50,740	1,092,940

		6,669,790

INTERNET SOFTWARE & SERVICES–4.3%
Google, Inc.–Class A(a)	5,430	3,507,237

IT SERVICES–2.5%
Accenture PLC	20,560	1,094,409
Visa, Inc.–Class A	9,020	915,800

		2,010,209

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–3.9%
ARM Holdings PLC (Sponsored ADR)	28,320	783,614
Broadcom Corp.–Class A(a)	29,390	862,891
Marvell Technology Group Ltd.(a)	79,400	1,099,690
NVIDIA Corp.(a)	33,420	463,201

		3,209,396

SOFTWARE–7.5%
Citrix Systems, Inc.(a)	14,720	893,798
Intuit, Inc.	25,200	1,325,268
Oracle Corp.	90,680	2,325,942
Red Hat, Inc.(a)	15,210	628,021
TIBCO Software, Inc.(a)	28,550	682,630
Zynga, Inc.(a)	29,133	274,142

		6,129,801

		25,736,637

CONSUMER DISCRETIONARY–15.8%
AUTOMOBILES–1.1%
Harley-Davidson, Inc.	22,100	859,027

HOTELS, RESTAURANTS & LEISURE–5.0%
Las Vegas Sands Corp.(a)	16,430	702,054
McDonald’s Corp.	15,405	1,545,584
Starbucks Corp.	21,860	1,005,778
Starwood Hotels & Resorts Worldwide, Inc.	9,460	453,796
Yum! Brands, Inc.	6,980	411,890

		4,119,102

INTERNET & CATALOG RETAIL–1.3%
Amazon.com, Inc.(a)	2,660	$460,446
priceline.com, Inc.(a)	1,258	588,379

		1,048,825

MEDIA–1.2%
Walt Disney Co. (The)	26,980	1,011,750

MULTILINE RETAIL–1.0%
Macy’s, Inc.	16,480	530,327
Target Corp.	6,200	317,564

		847,891

SPECIALTY RETAIL–3.7%
Bed Bath & Beyond, Inc.(a)	14,020	812,739
Home Depot, Inc. (The)	37,180	1,563,047
Limited Brands, Inc.	15,065	607,873

		2,983,659

TEXTILES, APPAREL & LUXURY GOODS–2.5%
Michael Kors Holdings Ltd.(a)	13,994	381,337
NIKE, Inc.–Class B	9,160	882,749
PVH Corp.	11,598	817,543

		2,081,629

		12,951,883

HEALTH CARE–14.5%
BIOTECHNOLOGY–2.4%
Amarin Corp. PLC (ADR)(a)	29,620	221,854
Gilead Sciences, Inc.(a)	28,150	1,152,180
Pharmasset, Inc.(a)	4,860	623,052

		1,997,086

HEALTH CARE EQUIPMENT & SUPPLIES–4.0%
Baxter International, Inc.	13,290	657,589
Covidien PLC	21,620	973,116
HeartWare International, Inc.(a)(b)	5,280	364,320
Stryker Corp.	20,490	1,018,558
Volcano Corp.(a)	9,920	235,997

		3,249,580

HEALTH CARE PROVIDERS & SERVICES–5.2%
Express Scripts, Inc.–Class A(a)	15,610	697,611
Healthspring, Inc.(a)	6,150	335,421
HMS Holdings Corp.(a)	23,520	752,170
McKesson Corp.	17,860	1,391,472
UnitedHealth Group, Inc.	22,200	1,125,096

		4,301,770

PHARMACEUTICALS–2.9%
Allergan, Inc./United States	10,470	918,638
Perrigo Co.	5,760	560,448
Watson Pharmaceuticals, Inc.(a)	14,680	885,791

		2,364,877

		11,913,313

6

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

ENERGY–14.3%
ENERGY EQUIPMENT & SERVICES–5.8%
Halliburton Co.	32,100	$1,107,771
National Oilwell Varco, Inc.	9,255	629,247
Saipem SpA	13,435	568,351
Schlumberger Ltd.	24,515	1,674,620
Technip SA	7,845	735,468

		4,715,457

OIL, GAS & CONSUMABLE FUELS–8.5%
Anadarko Petroleum Corp.	11,660	890,008
EOG Resources, Inc.	8,805	867,381
Exxon Mobil Corp.	40,740	3,453,122
Noble Energy, Inc.	10,465	987,791
Occidental Petroleum Corp.	8,390	786,143

		6,984,445

		11,699,902

INDUSTRIALS–9.9%
AEROSPACE & DEFENSE–3.3%
Boeing Co. (The)	16,760	1,229,346
United Technologies Corp.	19,950	1,458,145

		2,687,491

AIR FREIGHT & LOGISTICS–2.3%
United Parcel Service, Inc.–Class B	26,090	1,909,527

ELECTRICAL EQUIPMENT–0.8%
AMETEK, Inc.	16,270	684,967

INDUSTRIAL CONGLOMERATES–2.0%
Danaher Corp.	33,940	1,596,538

MACHINERY–0.8%
Flowserve Corp.	6,910	686,301

ROAD & RAIL–0.7%
Union Pacific Corp.	5,270	558,304

		8,123,128

CONSUMER STAPLES–8.3%
BEVERAGES–0.8%
Coca-Cola Enterprises, Inc.	25,260	651,203

FOOD PRODUCTS–2.1%
General Mills, Inc.	22,960	927,813
Kraft Foods, Inc.–Class A	22,110	826,030

		1,753,843

TOBACCO–5.4%
Altria Group, Inc.	58,000	$1,719,700
Lorillard, Inc.	3,590	409,260
Philip Morris International, Inc.	29,400	2,307,312

		4,436,272

		6,841,318

FINANCIALS–3.4%
COMMERCIAL BANKS–0.9%
Wells Fargo & Co.	26,660	734,750

DIVERSIFIED FINANCIAL SERVICES–1.2%
CME Group, Inc.–Class A	1,640	399,619
IntercontinentalExchange, Inc.(a)	4,990	601,544

		1,001,163

INSURANCE–1.3%
AON Corp.	7,400	346,320
MetLife, Inc.	10,960	341,733
Prudential Financial, Inc.	6,880	344,825

		1,032,878

		2,768,791

MATERIALS–1.7%
CHEMICALS–1.7%
Monsanto Co.	11,190	784,084
Potash Corp. of Saskatchewan, Inc.	13,790	569,251

		1,353,335

Total Common Stocks (cost $72,268,036)		81,388,307

	Principal Amount (000)
SHORT-TERM INVESTMENTS–0.9%
TIME DEPOSIT–0.9%
State Street Time Deposit 0.01%, 1/03/12 (cost $704,281)	$704	704,281

Total Investments Before Security Lending Collateral for Securities Loaned–100.2% (cost $72,972,317)		82,092,588

7

GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–0.3%
INVESTMENT COMPANIES–0.3%
AllianceBernstein Exchange Reserves–Class I, 0.14%(c) (cost $256,964)	256,964	$256,964

TOTAL INVESTMENTS–100.5% (cost $73,229,281)		82,349,552

Other assets less liabilities–(0.5)%		(402,673)

NET ASSETS–100.0%		$81,946,879

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR—American Depositary Receipt

See notes to financial statements.

8

GROWTH PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
December 31, 2011	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $72,972,317)	$82,092,588	(a)
Affiliated issuers (cost $256,964—including investment of cash collateral for securities loaned of $256,964)	256,964
Foreign currencies, at value (cost $34,674)	34,231
Receivable for investment securities sold	736,579
Dividends and interest receivable	108,433
Receivable for capital stock sold	6,756

Total assets	83,235,551

LIABILITIES
Payable for investment securities purchased	743,638
Payable for collateral received on securities loaned	256,964
Payable for capital stock redeemed	149,059
Advisory fee payable	52,574
Administrative fee payable	17,361
Distribution fee payable	10,887
Transfer Agent fee payable	109
Accrued expenses	58,080

Total liabilities	1,288,672

NET ASSETS	$81,946,879

COMPOSITION OF NET ASSETS
Capital stock, at par	$4,091
Additional paid-in capital	90,284,754
Undistributed net investment income	27,352
Accumulated net realized loss on investment and foreign currency transactions	(17,489,146)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	9,119,828

	$81,946,879

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$30,833,156	1,511,283	$20.40
B	$51,113,723	2,579,775	$19.81

(a)	Includes securities on loan with a value of $250,608 (see Note E).

See notes to financial statements.

9

GROWTH PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2011	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $3,008)	$1,069,425
Affiliated issuers	36
Interest	75
Securities lending income	1,856

1,071,392

EXPENSES
Advisory fee (see Note B)	688,064
Distribution fee—Class B	142,665
Transfer agency—Class A	951
Transfer agency—Class B	1,567
Custodian	70,063
Administrative	60,677
Audit	35,014
Printing	30,424
Legal	24,417
Directors’ fees	3,758
Miscellaneous	3,799

Total expenses	1,061,399

Net investment income	9,993

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain on:
Investment transactions	12,783,378
Foreign currency transactions	17,359
Net change in unrealized appreciation/depreciation of:
Investments	(11,500,019)
Foreign currency denominated assets and liabilities	(443)

Net gain on investment and foreign currency transactions	1,300,275

NET INCREASE IN NET ASSETS FROM OPERATIONS	$1,310,268

See notes to financial statements.

10

GROWTH PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Year Ended December 31, 2011		Year Ended December 31, 2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$9,993		$(5,560)
Net realized gain on investment and foreign currency transactions	12,800,737		10,809,093
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(11,500,462)		2,375,881

Net increase in net assets from operations	1,310,268		13,179,414
DIVIDENDS TO SHAREHOLDERS FROM
Net investment income
Class A	–0	–	(100,364)
Class B	–0	–	(31,535)
CAPITAL STOCK TRANSACTIONS
Net decrease	(17,886,322)		(15,840,326)

Total decrease	(16,576,054)		(2,792,811)
NET ASSETS
Beginning of period	98,522,933		101,315,744

End of period (including undistributed net investment income of $27,352 and $0, respectively)	$81,946,879		$98,522,933

See notes to financial statements.

11

GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2011	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Growth Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers fourteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter market (“OTC”) put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price); open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties, which are approved by the Board of Directors.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement

12

AllianceBernstein Variable Products Series Fund

date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2011:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks
Information Technology	$25,736,637		$–0	–	$–0	–	$25,736,637
Consumer Discretionary	12,951,883		–0	–	–0	–	12,951,883
Health Care	11,913,313		–0	–	–0	–	11,913,313
Energy	10,396,083		1,303,819		–0	–	11,699,902
Industrials	8,123,128		–0	–	–0	–	8,123,128
Consumer Staples	6,841,318		–0	–	–0	–	6,841,318
Financials	2,768,791		–0	–	–0	–	2,768,791
Materials	1,353,335		–0	–	–0	–	1,353,335
Short-Term Investments	–0	–	704,281		–0	–	704,281
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	256,964		–0	–	–0	–	256,964

Total Investments in Securities	80,341,452		2,008,100		–0	–	82,349,552
Other Financial Instruments*	–0	–	–0	–	–0	–	–0	–

Total	$80,341,452		$2,008,100		$–0	–	$82,349,552

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

13

GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2011, such fee amounted to $60,677.

Brokerage commissions paid on investment transactions for the year ended December 31, 2011 amounted to $113,496, of which $107 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,311 for the year ended December 31, 2011.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution

14

AllianceBernstein Variable Products Series Fund

services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2011 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$95,214,765		$112,913,030
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$73,643,744

Gross unrealized appreciation	$11,369,408
Gross unrealized depreciation	(2,663,600)

Net unrealized appreciation	$8,705,808

1. Derivative Financial Instruments

The Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets.

The Portfolio did not engage in derivatives transactions for the year ended December 31, 2011.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all securities loans will be collateralized continually by cash. The Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Portfolio to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not have the right to vote any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AllianceBernstein Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Fund’s Board of Directors. The

15

GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At December 31, 2011, the Portfolio had securities on loan with a value of $250,608 and had received cash collateral which has been invested into AllianceBernstein Exchange Reserves of $256,964. The cash collateral will be adjusted on the next business day after period end to maintain the required collateral amount. The Portfolio earned securities lending income of $1,856 and $36 from the borrowers and AllianceBernstein Exchange Reserves, respectively, for the year ended December 31, 2011; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Portfolio’s transactions in shares of AllianceBernstein Exchange Reserves for the year ended December 31, 2011 is as follows:

Market Value December 31, 2010 (000)		Purchases at Cost (000)	Sales Proceeds (000)	Market Value December 31, 2011 (000)	Dividend Income (000)
$–0	–	$1,587	$1,330	$257	$–0	–*

*	Amount is less than $500.

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES			AMOUNT
	Year Ended December 31, 2011		Year Ended December 31, 2010	Year Ended December 31, 2011		Year Ended December 31, 2010
Class A
Shares sold	24,930		17,596	$521,620		$315,037
Shares issued in reinvestment of dividends	–0	–	5,493	–0	–	100,364
Shares redeemed	(359,545)		(338,612)	(7,440,420)		(6,105,636)

Net decrease	(334,615)		(315,523)	$(6,918,800)		$(5,690,235)

Class B
Shares sold	79,531		72,251	$1,614,288		$1,262,052
Shares issued in reinvestment of dividends	–0	–	1,770	–0	–	31,535
Shares redeemed	(625,551)		(654,114)	(12,581,810)		(11,443,678)

Net decrease	(546,020)		(580,093)	$(10,967,522)		$(10,150,091)

NOTE G: Risks Involved in Investing in the Portfolio

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involve special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

16

AllianceBernstein Variable Products Series Fund

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2011.

NOTE I: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2011 and December 31, 2010 were as follows:

	2011		2010
Distributions paid from:
Ordinary income	$–0	–	$131,899

Total taxable distributions	–0	–	131,899

Total distributions paid	$–0	–	$131,899

As of December 31, 2011 , the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$27,352
Accumulated capital and other losses	(17,074,682	)(a)
Unrealized appreciation/(depreciation)	8,705,365	(b)

Total accumulated earnings/(deficit)	$(8,341,965)

(a)	On December 31, 2011, the Portfolio had a net capital loss carryforward of $17,074,682. During the fiscal year, the Portfolio utilized $12,686,957 of capital loss carryforwards to offset current year net realized gains. The Portfolio also had $2,228,515 of capital loss carryforwards expire during the fiscal year.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of December 31, 2011, the Portfolio had a net capital loss carryforward of $17,074,682 which will expire as follows:

SHORT-TERM AMOUNT	LONG-TERM AMOUNT	EXPIRATION
$ 4,526,627	$n/a	2016
12,548,055	n/a	2017

During the current fiscal year, permanent differences primarily due to foreign currency reclassifications, the tax treatment of passive foreign investment companies (PFICs), and the expiration of capital loss carryforwards resulted in a net increase in undistributed net investment income, a net decrease in accumulated net realized loss on investment and foreign currency transactions, and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE J: Recent Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to develop common requirements for measuring fair value and for disclosing information about fair value measurements in U.S. GAAP and International Financial Reporting Standards (“IFRS”). The amendments are intended to improve the comparability of fair value measurements presented and disclosed in the financial statements prepared in accordance with U.S.

17

GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

GAAP and IFRS. The ASU is effective during interim or annual periods beginning after December 15, 2011. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

In December 2011, the FASB issued an ASU related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE K: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

18

GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Year Ended December 31,
2011	2010	2009	2008	2007
Net asset value, beginning of period	$20.15	$17.56	$13.19	$22.91	$20.27

Income From Investment Operations
Net investment income (loss) (a)	.03	.03	.04	(.04)	(.05)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.22	2.61	4.33	(9.68)	2.69

Net increase (decrease) in net asset value from operations	.25	2.64	4.37	(9.72)	2.64

Less: Dividends
Dividends from net investment income	–0	–	(.05)	–0	–	–0	–	–0	–

Net asset value, end of period	$20.40	$20.15	$17.56	$13.19	$22.91

Total Return
Total investment return based on net asset value (b)	1.24	%*	15.06	%*	33.13	%*	(42.43	)%*	13.02%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$30,833	$37,198	$37,948	$33,992	$75,834
Ratio to average net assets of:
Expenses	1.00%	1.00	%(c)	1.06%	.94%	.90%
Net investment income (loss)	.17%	.15	%(c)	.28%	(.22)%	(.23)%
Portfolio turnover rate	97%	121%	197%	103%	60%

See footnote summary on page 20.

19

GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Year Ended December 31,
2011	2010	2009	2008	2007
Net asset value, beginning of period	$19.62	$17.10	$12.88	$22.42	$19.90

Income From Investment Operations
Net investment income (loss) (a)	(.02)	(.02)	.01	(.08)	(.10)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.21	2.55	4.21	(9.46)	2.62

Net increase (decrease) in net asset value from operations	.19	2.53	4.22	(9.54)	2.52

Less: Dividends
Dividends from net investment income	–0	–	(.01)	–0	–	–0	–	–0	–

Net asset value, end of period	$19.81	$19.62	$17.10	$12.88	$22.42

Total Return
Total investment return based on net asset value (b)	.97	%*	14.80	%*	32.76	%*	(42.55	)%*	12.66%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$51,114	$61,325	$63,368	$53,248	$121,521
Ratio to average net assets of:
Expenses	1.25%	1.25	%(c)	1.31%	1.19%	1.15%
Net investment income (loss)	(.08)%	(.10	)%(c)	.04%	(.47)%	(.49)%
Portfolio turnover rate	97%	121%	197%	103%	60%

(a)	Based on average shares outstanding.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(c)	The ratio includes expenses attributable to costs of proxy solicitation.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended December 31, 2011, December 31, 2010, December 31, 2009 and December 31, 2008 by 0.07%, 0.22%, 0.41% and 0.03%, respectively.

20

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	AllianceBernstein Variable Products Series Fund

To the Board of Directors of AllianceBernstein Variable Products Series Fund, Inc. and Shareholders of AllianceBernstein Growth Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein Growth Portfolio (one of the portfolios constituting the AllianceBernstein Variable Products Series Fund, Inc.) (the “Portfolio”) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Growth Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 14, 2012

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GROWTH PORTFOLIO	AllianceBernstein Variable Products Series Fund

BOARD OF DIRECTORS
William H. Foulk, Jr.(1), Chairman John H. Dobkin(1)	Robert M. Keith, President and Chief Executive Officer
Michael J. Downey(1)	Garry L. Moody(1)
D. James Guzy(1)	Marshall C. Turner, Jr.(1)
Nancy P. Jacklin(1)	Earl D. Weiner(1)

OFFICERS
Philip L. Kirstein, Senior Vice President and Independent Compliance Officer	Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer
Frank V. Caruso(2), Vice President
Vadim Zlotnikov(2), Vice President	Phyllis J. Clarke, Controller

CUSTODIAN AND ACCOUNTING AGENT State Street Bank and Trust Company One Lincoln Street Boston, MA 02111	LEGAL COUNSEL Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

DISTRIBUTOR AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	TRANSFER AGENT AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-free 1-(800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The management of, and investment decisions for, the Portfolio’s portfolio are made by the Adviser’s U.S. Growth senior sector analysts with oversight by the Adviser’s Investment Advisory Members. Mr. Frank V. Caruso and Mr. Vadim Zlotnikov are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

22

GROWTH PORTFOLIO	AllianceBernstein Variable Products Series Fund

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
INTERESTED DIRECTOR

Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 51 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	102	None

DISINTERESTED DIRECTORS

William H. Foulk, Jr., ##, ### Chairman of the Board 79 (1990)	Investment Adviser and an Independent Consultant since prior to 2007. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983 and has been Chairman of the AllianceBernstein Funds and of the Independent Directors Committee of such Funds since 2003. He is also active in a number of mutual fund related organizations and committees.	102	None

John H. Dobkin, ## 70 (1992)	Independent Consultant since prior to 2007. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002; Senior Advisor from June 1999–June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989–May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001–2008.	102	None

23

GROWTH PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AllianceBernstein Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)

Michael J. Downey, ## 68 (2005)	Private Investor since prior to 2007. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director of two other registered investment companies (and Chairman of one of them).	102	Asia Pacific Fund, Inc. and The Merger Fund since prior to 2007, and Prospect Acquisition Corp. (financial services) from 2007 until 2009

D. James Guzy, ## 75 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2007. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	102	Cirrus Logic Corporation (semi-conductors) and PLX Technology (semi-conductors) since prior to 2007 and Intel Corporation (semi-conductors) since prior to 2007 until 2008

Nancy P. Jacklin, ## 63 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	102	None

Garry L. Moody, ## 59 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995–2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993–1995); and Partner, Ernst & Young LLP (1975–1993), where he served as the National Director of Mutual Fund Tax Services. He is also a member of the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committee, of most of the AllianceBernstein Funds since 2008.	102	None

24

AllianceBernstein Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)

Marshall C. Turner, Jr., ## 69 (2005)	Private Investor since prior to 2007. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003–2005, and President and CEO, 2005–2006, after the company was acquired and renamed Toppan Photomasks, Inc. He has extensive experience in venture capital investing including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of a number of education and science-related non-profit organizations. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1992.	102	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since prior to 2007

Earl D. Weiner, ## 71 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP; and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of most of the Funds.	102	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, N.Y. 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940, of the Fund due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

###	Member of the Fair Value Pricing Committee.

25

GROWTH PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AllianceBernstein Variable Products Series Fund

Officer Information

Certain information concerning the Portfolio’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 51	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 66	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Frank V. Caruso 55	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2007.

Vadim Zlotnikov 49	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2007.

Emilie D. Wrapp 56	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2007.

Joseph J. Mantineo 52	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2007.

Phyllis J. Clarke 51	Controller	Vice President of ABIS**, with which she has been associated since prior to 2007.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

26

GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDERS REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein Growth Portfolio (the “Portfolio”).2, The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arms length bargaining.” Jones v. Harris Associates L.P., (No. 08-586), 130 U.S. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arms-length bargaining as the benchmark for reviewing challenged fees.”

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 03/31/11 ($MIL)	Portfolio
Growth	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	$99.8	Growth Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $70,235 (0.07% of the Portfolio’s average daily net assets) for such services.

1	It should be noted that the information in the fee summary was completed on April 21, 2011 and discussed with the Board of Directors on May 3-5, 2011.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

27

GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

Set forth below are the Portfolio’s total expense ratios for the most recently completed fiscal year:

Portfolio	Total Expense Ratio	Fiscal Year
Growth Portfolio	Class A 1.00% Class B 1.25%	December 31

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund, since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. In recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts that have a substantially similar investment style as the Portfolio.3 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on March 31, 2011 net assets:4

Portfolio	Net Assets 03/31/11 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Growth Portfolio	$99.8	U.S. Growth Schedule 80 bp on 1st $25m 50 bp on next $25m 40 bp on next $50m 30 bp on next $100m 25 bp on the balance Minimum account size $25m	0.525%	0.750%

3	It should be noted that the Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

4	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

28

AllianceBernstein Variable Products Series Fund

The Adviser also manages AllianceBernstein Growth Fund, Inc. (“Growth Fund, Inc.”), a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below are the fee schedule of Growth Fund, Inc. and what would have been the effective advisory fee of the Portfolio had the fee schedule of the retail mutual fund been applicable to the Portfolio:5

Portfolio	AllianceBernstein Mutual Fund	Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Growth Portfolio	Growth Fund, Inc.	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%	0.750%

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedule of the ITM mutual fund that has a somewhat similar investment style as the Portfolio is as follows:

Portfolio	ITM Mutual Fund	Fee (%)
Growth Portfolio	AllianceBernstein U.S. Growth Stock Fund A, B-Hedged/Unhedged	0.750

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Portfolio.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.6 Lipper’s analysis included the Portfolio’s ranking with respect to the contractual management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”) at the approximate current asset level of the Portfolio.7

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee[8]	Lipper Exp. Group Median (%)	Rank
Growth Portfolio	0.750	0.750	5/13

5	It should be noted that the AllianceBernstein Mutual Fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the AllianceBernstein Mutual Fund.

6	It should be noted that the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arms length.” Jones v. Harris at 1429.

7	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

8	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services.

29

GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

Lipper also analyzed the Portfolio’s most recently completed fiscal year total expense ratio in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU9 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.

Portfolio	Expense Ratio (%)[10]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Growth Portfolio	1.003	0.887	12/13	0.805	78/82

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio decreased during calendar year 2010, relative to 2009.11

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2010, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, received $148,965 in Rule 12b-1 fees.

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection with Class B shares. During the fiscal year ended December 31, 2010, the Adviser determined that it made payments in the amount of $462,708 on behalf of the Portfolio to ABI.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year.

9	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

10	Most recently completed fiscal year end Class A total expense ratio.

11	It should be noted that at the August 2, 2011 meeting, the Adviser presented to the Board revised profitability figures with the respect to the Portfolio. The Portfolio’s 2010 profitability changed from a decrease to an increase relative to 2009’s profitability.

30

AllianceBernstein Variable Products Series Fund

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of $1,385 from the Portfolio.12

The Portfolio effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted in the future with the Portfolio would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolio. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

Although it is clear that economies of scale may have been shared through the existence of breakpoints in the investment advisory fee schedule, it should be noted that sufficient data does not exist to evaluate the extent to which economies of scale or scope are being shared with the AllianceBernstein Mutual Funds’ shareholders. The Adviser has indicated that economies of scale are being shared with shareholders through fee structures, subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

In February 2008, an independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli13 study on advisory fees and various fund characteristics.14 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.15 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $477 billion as of March 31, 2011, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

12	The Fund (which includes the Portfolio and other Portfolios of the Fund) paid ABIS a flat fee of $18,000 in 2010.

13	The Deli study was originally published in 2002 based on 1997 data.

14	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arms length. See Jones V. Harris at 1429.

15	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

31

GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance rankings of the Portfolio16 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)17 for the periods ended February 28, 2011.18

	Portfolio Return	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	24.89	26.50	23.53	8/13	35/82
3 year	3.67	4.23	4.01	9/12	42/79
5 year	0.83	3.22	3.76	11/11	72/73
10 year	1.34	2.14	1.77	7/10	35/58

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)19 versus its benchmarks.20 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.21

	Periods Ending February 28, 2011 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Growth Portfolio[22]	24.89	3.67	0.83	1.34	7.76	18.61	0.04	10
Russell 1000 Growth Index	24.94	4.11	4.62	1.80	7.51	17.34	0.06	10
Inception Date: September 15, 1994

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: May 24, 2011

16	The performance rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns of the Portfolio shown were provided by Lipper.

17	The Portfolio’s PG and PU are identical to the Portfolio’s respective EG and EU.

18	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

19	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

20	The Adviser provided Portfolio and benchmark performance return information for periods through February 28, 2011.

21	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be regarded as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be regarded as better performing than a portfolio with a lower Sharpe Ratio.

22	On May 1, 2009, the Portfolio’s benchmark changed from Russell 3000 Index to Russell 1000 Index.

32

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Growth & Income Portfolio

December 31, 2011

Annual Report

ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

GROWTH & INCOME PORTFOLIO	AllianceBernstein Variable Products Series Fund

LETTER TO INVESTORS

February 10, 2012

The following is an update of AllianceBernstein Variable Products Series Fund—AllianceBernstein Growth & Income Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2011.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is long-term growth of capital. The Portfolio invests primarily in the equity securities of U.S. companies that AllianceBernstein L.P. (the “Adviser”) believes are undervalued, focusing on dividend-paying securities. The Adviser believes that, over time, a company’s stock price will come to reflect its intrinsic economic value. The Portfolio may invest in companies of any size and in any industry.

The Portfolio also invests in high-quality securities of non-U.S. issuers. The Portfolio may enter into derivatives transactions, such as options, futures, forwards and swap agreements.

INVESTMENT RESULTS

The table on page 3 shows the Portfolio’s performance compared to its benchmark, the Russell 1000 Value Index, for the one-, five- and 10-year periods ended December 31, 2011.

The Portfolio outperformed its benchmark during the annual period ended December 31, 2011. Stock selection was strongest in the consumer staples and technology sectors and contributed positively to relative returns for the year. UnitedHealth Group, one of the largest U.S. managed-care companies, was a large contributor, benefitting from solid execution while managing the impact of healthcare reform. The company’s diversified business mix, focus on cost containment and robust cash-flow generation drove earnings growth throughout the year that was better than expected. Financial stocks underperformed, and the Portfolio’s underweight in this sector benefited performance.

Stock selection in the healthcare and materials sectors detracted from performance. The Portfolio’s position in MetLife also detracted from performance.

The Portfolio did not utilize derivatives during the annual period.

MARKET REVIEW AND INVESTMENT STRATEGY

Investor risk aversion dominated markets during most of 2011. A plethora of macroeconomic worries plagued investors, including ongoing concerns over the European sovereign-debt crisis, a potential separation of the euro area and fears of a harder downturn for the Chinese economy. Positive performance followed better-than-expected U.S. housing data, consumer confidence and durable goods orders. Congress’ extension of the payroll tax cut and unemployment benefits also helped market performance.

The Relative Value Investment Team (the “Team”) continues to believe global macro uncertainty will be slow to recede and that capital markets will be prone to dramatic shifts in sentiment. Global imbalances are unsustainably large and a policy prescription based largely on monetary stimulus runs the risk of doing more long-term harm than short-term good. Indeed, the Team is concerned that too easy monetary policy distorts market price signals and contributes to the misallocation of capital.

However, with uncertainty comes opportunity. The Portfolio continues to feature investments that offer an attractive combination of free cash flow, balance sheet and fundamental strength, and business model transparency. The Team is avoiding high yielding stocks with very high dividend payout ratios and making sure its economically-sensitive holdings are unencumbered by balance sheet strain.

1

GROWTH & INCOME PORTFOLIO
HISTORICAL PERFORMANCE	AllianceBernstein Variable Products Series Fund

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month-end.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For a free copy of the Portfolio’s prospectus, which contains this and other information, call your financial advisor or 800.984.7654. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio’s quoted performance would be lower. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Russell 1000® Value Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 1000 Value Index represents the performance of 1000 large-cap value companies within the U.S. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The market values of the portfolio’s holdings rise and fall from day to day, so investments may lose value.

Foreign (Non-U.S.) Risk: Non-U.S. securities may be more volatile because of political, regulatory, market and economic uncertainties associated with such securities. Fluctuations in currency exchange rates may negatively affect the value of the investment or reduce returns. These risks are magnified in emerging or developing markets.

Industry/Sector Risk: Investing a substantial amount of assets in fewer economic sectors may be more volatile than more diversified strategies. Economic or market conditions affecting a particular sector could have a major impact on the portfolio’s value.

These risks are fully discussed in the Variable Products prospectus.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

(Historical Performance continued on next page)

2

GROWTH & INCOME PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)	AllianceBernstein Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARK	NAV Returns
PERIODS ENDED DECEMBER 31, 2011	1 Year	5 Years*	10 Years*
AllianceBernstein Growth & Income Portfolio Class A**	6.32%	-1.93%	2.53%
AllianceBernstein Growth & Income Portfolio Class B**	6.07%	-2.18%	2.27%
Russell 1000 Value Index	0.39%	-2.64%	3.89%

*    Average annual returns.

**  Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the annual period ended December 31, 2011, by 0.13%.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.63% and 0.88% for Class A and Class B, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO CLASS A

GROWTH OF A $10,000 INVESTMENT

12/31/01 – 12/31/11

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Growth & Income Portfolio Class A shares (from 12/31/01 to 12/31/11) as compared to the performance of the Portfolio’s benchmark the Russell 1000 Value Index. The chart assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on previous page.

3

GROWTH & INCOME PORTFOLIO
FUND EXPENSES (unaudited)	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$968.90	$2.98	0.60%
Hypothetical (5% return before expenses)	$1,000	$1,022.18	$3.06	0.60%

Class B
Actual	$1,000	$968.00	$4.22	0.85%
Hypothetical (5% return before expenses)	$1,000	$1,020.92	$4.33	0.85%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

4

GROWTH & INCOME PORTFOLIO
TEN LARGEST HOLDINGS*
December 31, 2011 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Chevron Corp.	$33,026,560	3.8%
UnitedHealth Group, Inc.	32,143,283	3.7
Microsoft Corp.	25,791,779	2.9
Gilead Sciences, Inc.	24,384,866	2.8
JPMorgan Chase & Co.	23,459,537	2.7
Apple, Inc.	23,052,600	2.6
Exxon Mobil Corp.	22,473,266	2.6
Merck & Co., Inc.	22,144,188	2.5
CVS Caremark Corp.	21,841,646	2.5
National Oilwell Varco, Inc.	18,121,851	2.1

	$246,439,576	28.2%

SECTOR DIVERSIFICATION**

December 31, 2011 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Healthcare	$166,637,667	18.8%
Financials	130,615,018	14.8
Information Technology	124,609,542	14.1
Energy	115,279,154	13.0
Industrials	103,614,401	11.7
Consumer Discretionary	88,488,170	10.0
Consumer Staples	53,063,698	6.0
Telecommunication Services	26,156,491	3.0
Materials	22,042,768	2.5
Utilities	16,282,619	1.8
Short-Term Investments	38,164,884	4.3

Total Investments	$884,954,412	100.0%

*	Long-term investments.

**	The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

5

GROWTH & INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2011	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–96.8%
HEALTH CARE–19.1%
BIOTECHNOLOGY–4.8%
Amgen, Inc.	266,942	$17,140,346
Gilead Sciences, Inc.(a)	595,770	24,384,866

		41,525,212

HEALTH CARE EQUIPMENT & SUPPLIES–2.8%
Baxter International, Inc.	135,300	6,694,644
St Jude Medical, Inc.	325,549	11,166,331
Zimmer Holdings, Inc.(a)	117,580	6,281,123

		24,142,098

HEALTH CARE PROVIDERS & SERVICES–4.2%
Cardinal Health, Inc.	118,430	4,809,443
UnitedHealth Group, Inc.	634,240	32,143,283

		36,952,726

LIFE SCIENCES TOOLS & SERVICES–0.9%
Covance, Inc.(a)	169,819	7,764,125

PHARMACEUTICALS–6.4%
Abbott Laboratories	112,490	6,325,313
Johnson & Johnson	190,790	12,512,008
Merck & Co., Inc.	587,379	22,144,188
Pfizer, Inc.	705,730	15,271,997

		56,253,506

		166,637,667

FINANCIALS–14.9%
CAPITAL MARKETS–1.4%
BlackRock, Inc.–Class A	29,890	5,327,594
Goldman Sachs Group, Inc. (The)	72,920	6,594,155

		11,921,749

COMMERCIAL BANKS–2.7%
PNC Financial Services Group, Inc.	138,580	7,991,909
Wells Fargo & Co.	583,500	16,081,260

		24,073,169

CONSUMER FINANCE–0.8%
Capital One Financial Corp.	159,820	6,758,788

DIVERSIFIED FINANCIAL SERVICES–4.0%
IntercontinentalExchange, Inc.(a)	97,780	11,787,379
JPMorgan Chase & Co.	705,550	23,459,537

		35,246,916

INSURANCE–6.0%
ACE Ltd.	247,570	17,359,609
Axis Capital Holdings Ltd.	460,201	14,708,024
MetLife, Inc.	420,262	13,103,769
Travelers Cos., Inc. (The)	125,790	7,442,994

		52,614,396

		130,615,018

INFORMATION TECHNOLOGY–14.2%
COMPUTERS & PERIPHERALS–2.6%
Apple, Inc.(a)	56,920	$23,052,600

IT SERVICES–1.6%
Accenture PLC	177,133	9,428,789
Amdocs Ltd.(a)	171,400	4,890,042

		14,318,831

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–3.7%
Lam Research Corp.(a)	90,640	3,355,493
Marvell Technology Group Ltd.(a)	1,301,258	18,022,423
NVIDIA Corp.(a)	522,670	7,244,206
Xilinx, Inc.	102,180	3,275,891

		31,898,013

SOFTWARE–6.3%
Activision Blizzard, Inc.	658,753	8,115,837
Adobe Systems, Inc.(a)	206,330	5,832,949
Cadence Design Systems, Inc.(a)	558,970	5,813,288
Microsoft Corp.	993,520	25,791,779
Oracle Corp.	381,530	9,786,245

		55,340,098

		124,609,542

ENERGY–13.2%
ENERGY EQUIPMENT & SERVICES–3.8%
Diamond Offshore Drilling, Inc.(b)	212,840	11,761,539
Helmerich & Payne, Inc.	60,740	3,544,786
National Oilwell Varco, Inc.	266,537	18,121,851

		33,428,176

OIL, GAS & CONSUMABLE FUELS–9.4%
Chevron Corp.	310,400	33,026,560
Devon Energy Corp.	130,070	8,064,340
Energen Corp.	133,810	6,690,500
Exxon Mobil Corp.	265,140	22,473,266
Occidental Petroleum Corp.	123,760	11,596,312

		81,850,978

		115,279,154

INDUSTRIALS–11.8%
AEROSPACE & DEFENSE–2.9%
Honeywell International, Inc.	59,515	3,234,640
L-3 Communications Holdings, Inc.	74,360	4,958,325
Raytheon Co.	357,050	17,274,079

		25,467,044

6

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMERCIAL SERVICES & SUPPLIES–0.8%
Corrections Corp. of America(a)	369,780	$7,532,419

CONSTRUCTION & ENGINEERING–1.4%
Foster Wheeler AG(a)	336,809	6,446,524
URS Corp.(a)	161,950	5,687,684

		12,134,208

ELECTRICAL EQUIPMENT–1.6%
AMETEK, Inc.	150,040	6,316,684
Hubbell, Inc.–Class B	111,790	7,474,279

		13,790,963

INDUSTRIAL CONGLOMERATES–1.6%
General Electric Co.	796,180	14,259,584

MACHINERY–1.3%
Actuant Corp.–Class A	222,080	5,038,995
Dover Corp.	88,380	5,130,459
WABCO Holdings, Inc.(a)	38,190	1,657,446

		11,826,900

PROFESSIONAL SERVICES–1.4%
Towers Watson & Co.	198,930	11,921,875

ROAD & RAIL–0.8%
Norfolk Southern Corp.	91,702	6,681,408

		103,614,401

CONSUMER DISCRETIONARY–10.1%
AUTO COMPONENTS–0.7%
Autoliv, Inc.	118,980	6,364,240

AUTOMOBILES–1.0%
Harley-Davidson, Inc.	224,160	8,713,099

INTERNET & CATALOG RETAIL–1.6%
Liberty Interactive Corp.(a)	868,845	14,088,322

LEISURE EQUIPMENT & PRODUCTS–0.3%
Mattel, Inc.	111,009	3,081,610

MEDIA–5.1%
Comcast Corp.–Class A	582,580	13,812,972
Liberty Media Corp.–Liberty Capital(a)	93,488	7,296,738
Scripps Networks Interactive, Inc.–Class A	294,880	12,508,809
Time Warner, Inc.	103,406	3,737,093
Viacom, Inc.–Class B	153,270	6,959,991

		44,315,603

MULTILINE RETAIL–0.4%
Macy’s, Inc.	100,400	3,230,872

SPECIALTY RETAIL–1.0%
Bed Bath & Beyond, Inc.(a)	88,460	$5,128,026
Lowe’s Cos., Inc.	140,520	3,566,398

		8,694,424

		88,488,170

CONSUMER STAPLES–6.1%
FOOD & STAPLES RETAILING–2.9%
CVS Caremark Corp.	535,597	21,841,646
Kroger Co. (The)	141,878	3,436,285

		25,277,931

FOOD PRODUCTS–0.6%
Smithfield Foods, Inc.(a)	211,400	5,132,792

TOBACCO–2.6%
Lorillard, Inc.	135,231	15,416,334
Philip Morris International, Inc.	92,210	7,236,641

		22,652,975

		53,063,698

TELECOMMUNICATION SERVICES–3.0%
DIVERSIFIED TELECOMMUNICATION SERVICES–3.0%
AT&T, Inc.	570,750	17,259,480
Verizon Communications, Inc.	221,760	8,897,011

		26,156,491

MATERIALS–2.5%
CHEMICALS–0.6%
CF Industries Holdings, Inc.	36,740	5,326,565

METALS & MINING–1.2%
Newmont Mining Corp.	169,030	10,143,491

PAPER & FOREST PRODUCTS–0.7%
Domtar Corp.	82,200	6,572,712

		22,042,768

UTILITIES–1.9%
ELECTRIC UTILITIES–0.6%
Exelon Corp.	120,400	5,221,748

MULTI-UTILITIES–1.3%
Ameren Corp.	153,050	5,070,546
Public Service Enterprise Group, Inc.	181,470	5,990,325

		11,060,871

		16,282,619

Total Common Stocks (cost $763,595,858)		846,789,528

7

GROWTH & INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Principal Amount (000)	U.S. $ Value

SHORT-TERM INVESTMENTS–4.4%
TIME DEPOSIT–4.4%
State Street Time Deposit 0.01%, 1/03/12 (cost $38,164,884)	$38,165	$38,164,884

Total Investments Before Security Lending Collateral for Securities Loaned–101.2% (cost $801,760,742)		884,954,412

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–0.2%
INVESTMENT COMPANIES–0.2%
AllianceBernstein Exchange Reserves– Class I, 0.14%(c) (cost $1,440,525)	1,440,525	1,440,525

TOTAL INVESTMENTS–101.4% (cost $803,201,267)		886,394,937
Other assets less liabilities–(1.4)%		(12,150,031)

NET ASSETS–100.0%		$874,244,906

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

See notes to financial statements.

8

GROWTH & INCOME PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
December 31, 2011	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $801,760,742)	$884,954,412	(a)
Affiliated issuers (cost $1,440,525—including investment of cash collateral for securities loaned of $1,440,525)	1,440,525
Cash	532,069
Receivable for capital stock sold	1,741,830
Dividends and interest receivable	1,149,771

Total assets	889,818,607

LIABILITIES
Payable for investment securities purchased	11,723,966
Payable for capital stock redeemed	1,616,080
Payable for collateral received on securities loaned	1,440,525
Advisory fee payable	402,828
Distribution fee payable	153,923
Administrative fee payable	17,375
Transfer Agent fee payable	118
Accrued expenses	218,886

Total liabilities	15,573,701

NET ASSETS	$874,244,906

COMPOSITION OF NET ASSETS
Capital stock, at par	$48,858
Additional paid-in capital	1,085,015,928
Undistributed net investment income	12,369,858
Accumulated net realized loss on investment transactions	(306,383,408)
Net unrealized appreciation on investments	83,193,670

	$874,244,906

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$138,731,130	7,684,673	$18.05
B	$735,513,776	41,173,245	$17.86

(a)	Includes securities on loan with a value of $1,390,452 (see Note E).

See notes to financial statements.

9

GROWTH & INCOME PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2011	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers	$20,086,828
Affiliated issuers	1,859
Interest	70,075
Securities lending income	15,450

20,174,212

EXPENSES
Advisory fee (see Note B)	5,209,331
Distribution fee—Class B	1,943,217
Transfer agency—Class A	1,361
Transfer agency—Class B	6,096
Printing	169,237
Custodian	151,896
Administrative	60,194
Legal	44,775
Audit	36,071
Directors’ fees	3,757
Miscellaneous	23,244

Total expenses	7,649,179

Net investment income	12,525,033

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain on investment transactions	93,888,095
Net change in unrealized appreciation/depreciation of investments	(47,469,481)

Net gain on investment transactions	46,418,614

NET INCREASE IN NET ASSETS FROM OPERATIONS	$58,943,647

See notes to financial statements.

10

GROWTH & INCOME PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Year Ended December 31, 2011	Year Ended December 31, 2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$12,525,033	$10,942,467
Net realized gain on investment transactions	93,888,095	96,916,273
Net change in unrealized appreciation/depreciation of investments	(47,469,481)	9,255,997

Net increase in net assets from operations	58,943,647	117,114,737
DIVIDENDS TO SHAREHOLDERS FROM
Net investment income
Class A	(2,574,136)	–0	–
Class B	(8,523,506)	–0	–
CAPITAL STOCK TRANSACTIONS
Net decrease	(180,836,431)	(162,497,663)

Total decrease	(132,990,426)	(45,382,926)
NET ASSETS
Beginning of period	1,007,235,332	1,052,618,258

End of period (including undistributed net investment income of $12,369,858 and $10,942,467, respectively)	$874,244,906	$1,007,235,332

See notes to financial statements.

11

GROWTH & INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2011	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Growth & Income Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers fourteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter market (“OTC”) put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price); open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties, which are approved by the Board of Directors.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement

12

AllianceBernstein Variable Products Series Fund

date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2011:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks*	$846,789,528		$–0	–	$–0	–	$846,789,528
Short-Term Investments	–0	–	38,164,884		–0	–	38,164,884
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	1,440,525		–0	–	–0	–	1,440,525

Total Investments in Securities	848,230,053		38,164,884		–0	–	886,394,937
Other Financial Instruments**	–0	–	–0	–	–0	–	–0	–

Total	$848,230,053		$38,164,884		$–0	–	$886,394,937

*	See Portfolio of Investments for sector classifications.

**	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

13

GROWTH & INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2011, such fee amounted to $60,194.

Brokerage commissions paid on investment transactions for the year ended December 31, 2011 amounted to $1,384,525, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,311 for the year ended December 31, 2011.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

14

AllianceBernstein Variable Products Series Fund

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2011 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$700,837,575		$879,008,892
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$807,585,725

Gross unrealized appreciation	$103,989,383
Gross unrealized depreciation	(25,180,171)

Net unrealized appreciation	$78,809,212

1. Derivative Financial Instruments

The Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets.

The Portfolio did not engage in derivatives transactions for the year ended December 31, 2011.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all securities loans will be collateralized continually by cash. The Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Portfolio to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not have the right to vote any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AllianceBernstein Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Fund’s Board of Directors. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At December 31, 2011, the Portfolio had securities on loan with a value of $1,390,452 and had received cash collateral which has been invested into AllianceBernstein Exchange Reserves of $1,440,525. The cash collateral will be adjusted on the next business day after period end to maintain the required collateral amount. The Portfolio earned securities lending income of $15,450 and $1,859 from the borrowers and AllianceBernstein Exchange Reserves, respectively, for the year ended December 31, 2011; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the

15

GROWTH & INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

collateral will not be sufficient to replace the loaned securities. A summary of the Portfolio’s transactions in shares of AllianceBernstein Exchange Reserves for the year ended December 31, 2011 is as follows:

Market Value December 31, 2010 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value December 31, 2011 (000)	Dividend Income (000)
$–0–	$47,063	$45,622	$1,441	$2

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES			AMOUNT
	Year Ended December 31, 2011	Year Ended December 31, 2010		Year Ended December 31, 2011	Year Ended December 31, 2010
Class A
Shares sold	506,364	629,632		$9,029,709	$9,952,979
Shares issued in reinvestment of dividends	136,486	–0	–	2,574,137	–0	–
Shares redeemed	(4,680,769)	(3,055,947)		(83,787,159)	(46,792,122)

Net decrease	(4,037,919)	(2,426,315)		$(72,183,313)	$(36,839,143)

Class B
Shares sold	2,297,038	1,401,841		$40,404,439	$21,636,957
Shares issued in reinvestment of dividends	456,046	–0	–	8,523,506	–0	–
Shares redeemed	(8,934,188)	(9,574,652)		(157,581,063)	(147,295,477)

Net decrease	(6,181,104)	(8,172,811)		$(108,653,118)	$(125,658,520)

NOTE G: Risks Involved in Investing in the Portfolio

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involve special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2011.

16

AllianceBernstein Variable Products Series Fund

NOTE I: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2011 and December 31, 2010 were as follows:

	2011	2010
Distributions paid from:
Ordinary income	$11,097,642	$–0	–

Total taxable distributions	11,097,642	–0	–

Total distributions paid	$11,097,642	$–0	–

As of December 31, 2011, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$12,369,858
Accumulated capital and other losses	(301,998,950	)(a)
Unrealized appreciation/(depreciation)	78,809,212	(b)

Total accumulated earnings/(deficit)	$(210,819,880)

(a)	On December 31, 2011, the Portfolio had a net capital loss carryforward of $298,366,259. During the fiscal year, the Portfolio utilized $96,602,234 of capital loss carryforwards to offset current year net realized gains. At December 31, 2011, the Portfolio had a post-October short-term capital loss deferral of $3,632,691, which is deemed to arise on January 1, 2012.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of December 31, 2011, the Portfolio had a net capital loss carryforward of $298,366,259 which will expire as follows:

SHORT-TERM AMOUNT	LONG-TERM AMOUNT		EXPIRATION
$ 60,797,075	$	n/a	2016
237,569,184		n/a	2017

During the current fiscal year there were no permanent differences that resulted in adjustments to undistributed net investment income, accumulated net realized loss on investment transactions, or additional paid-in capital.

NOTE J: Recent Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to develop common requirements for measuring fair value and for disclosing information about fair value measurements in U.S. GAAP and International Financial Reporting Standards (“IFRS”). The amendments are intended to improve the comparability of fair value measurements presented and disclosed in the financial statements prepared in accordance with U.S. GAAP and IFRS. The ASU is effective during interim or annual periods beginning after December 15, 2011. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

In December 2011, the FASB issued an ASU related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE K: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

17

GROWTH & INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Year Ended December 31,
	2011		2010		2009		2008	2007
Net asset value, beginning of period	$17.19		$15.20		$13.10		$26.82	$27.19

Income From Investment Operations
Net investment income (a)	.27		.20		.21		.30	.39
Net realized and unrealized gain (loss) on investment transactions	.83		1.79		2.47		(9.77)	.97
Contributions from Adviser	–0	–	–0	–	–0	–	.00 (b)	.06

Net increase (decrease) in net asset value from operations	1.10		1.99		2.68		(9.47)	1.42

Less: Dividends and Distributions
Dividends from net investment income	(.24)		–0	–	(.58)		(.45)	(.41)
Distributions from net realized gain on investment transactions	–0	–	–0	–	–0	–	(3.80)	(1.38)

Total dividends and distributions	(.24)		–0	–	(.58)		(4.25)	(1.79)

Net asset value, end of period	$18.05		$17.19		$15.20		$13.10	$26.82

Total Return
Total investment return based on net asset value (c)	6.32	%*	13.09	%*	20.82	%*	(40.60)%*	5.12%**

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$138,731		$201,521		$215,085		$211,920	$456,159
Ratio to average net assets of:
Expenses	.60%		.63	%(d)	.63%		.62%	.59%
Net investment income	1.52%		1.30	%(d)	1.58%		1.61%	1.43%
Portfolio turnover rate	76%		66%		125%		184%	74%

See footnote summary on page 19.

18

AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Year Ended December 31,
	2011		2010		2009		2008	2007
Net asset value, beginning of period	$17.01		$15.08		$12.97		$26.55	$26.93

Income From Investment Operations
Net investment income (a)	.23		.16		.18		.25	.32
Net realized and unrealized gain (loss) on investment transactions	.81		1.77		2.42		(9.66)	.96
Contributions from Adviser	–0	–	–0	–	–0	–	.00 (b)	.06

Net increase (decrease) in net asset value from operations	1.04		1.93		2.60		(9.41)	1.34

Less: Dividends and Distributions
Dividends from net investment income	(.19)		–0	–	(.49)		(.37)	(.34)
Distributions from net realized gain on investment transactions	–0	–	–0	–	–0	–	(3.80)	(1.38)

Total dividends and distributions	(.19)		–0	–	(.49)		(4.17)	(1.72)

Net asset value, end of period	$17.86		$17.01		$15.08		$12.97	$26.55

Total Return
Total investment return based on net asset value (c)	6.07	%*	12.80	%*	20.35	%*	(40.69)%*	4.86%**

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$735,514		$805,714		$837,533		$819,994	$1,758,210
Ratio to average net assets of:
Expenses	.85%		.88	%(d)	.88%		.87%	.84%
Net investment income	1.28%		1.05	%(d)	1.33%		1.36%	1.18%
Portfolio turnover rate	76%		66%		125%		184%	74%

(a)	Based on average shares outstanding.

(b)	Amount is less than $.005.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	The ratio includes expenses attributable to costs of proxy solicitation.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended December 31, 2011, December 31, 2010, December 31, 2009 and December 31, 2008 by 0.13%, 0.27%, 0.54% and 0.46%, respectively.

**	Includes the impact of proceeds received and credited to the Portfolio in connection with an error made by the Adviser in processing a class action settlement claim, which enhanced the performance of each share class for the year ended December 31, 2007 by 0.19%.

See notes to financial statements.

19

2011 FEDERAL TAX INFORMATION
(unaudited)	AllianceBernstein Variable Products Series Fund

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended December 31, 2011. For corporate shareholders, 100% of dividends paid qualify for the dividends received deduction.

20

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	AllianceBernstein Variable Products Series Fund

To the Board of Directors of

AllianceBernstein Variable Products Series Fund, Inc.

and Shareholders of AllianceBernstein Growth & Income Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein Growth & Income Portfolio (one of the portfolios constituting the AllianceBernstein Variable Products Series Fund, Inc.) (the “Portfolio”) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Growth & Income Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 14, 2012

21

GROWTH & INCOME PORTFOLIO	AllianceBernstein Variable Products Series Fund

BOARD OF DIRECTORS
William H. Foulk, Jr.(1), Chairman John H. Dobkin(1)	Robert M. Keith, President and Chief Executive Officer
Michael J. Downey(1)	Garry L. Moody(1)
D. James Guzy(1)	Marshall C. Turner, Jr.(1)
Nancy P. Jacklin(1)	Earl D. Weiner(1)

OFFICERS
Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Frank V. Caruso(2), Vice President Emilie D. Wrapp, Secretary	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller

CUSTODIAN AND ACCOUNTING AGENT State Street Bank and Trust Company One Lincoln Street Boston, MA 02111	LEGAL COUNSEL Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

DISTRIBUTOR AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	TRANSFER AGENT AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free 1-(800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Portfolio’s portfolio are made by Mr. Frank V. Caruso, a member of the Adviser’s Relative Value Investment Team.

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GROWTH & INCOME PORTFOLIO	AllianceBernstein Variable Products Series Fund

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS,* AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
INTERESTED DIRECTOR

Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 51 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	102	None

DISINTERESTED DIRECTORS

William H. Foulk, Jr., ##, ### Chairman of the Board 79 (1990)	Investment Adviser and an Independent Consultant since prior to 2007. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983 and has been Chairman of the AllianceBernstein Funds and of the Independent Directors Committee of such Funds since 2003. He is also active in a number of mutual fund related organizations and committees.	102	None

John H. Dobkin, ## 70 (1992)	Independent Consultant since prior to 2007. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002, Senior Advisor from June 1999–June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989–May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001–2008.	102	None

23

GROWTH & INCOME PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AllianceBernstein Variable Products Series Fund

NAME, ADDRESS,* AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)

Michael J. Downey, ## 68 (2005)	Private Investor since prior to 2007. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director of two other registered investment companies (and Chairman of one of them).	102	Asia Pacific Fund, Inc. and The Merger Fund since prior to 2007 and Prospect Acquisition Corp. (financial services) from 2007 until 2009

D. James Guzy, ## 75 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2007. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008 and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	102	Cirrus Logic Corporation (semi-conductors) and PLX Technology (semi-conductors) since prior to 2007 and Intel Corporation (semi-conductors) since prior to 2007 until 2008

Nancy P. Jacklin, ## 63 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	102	None

24

AllianceBernstein Variable Products Series Fund

NAME, ADDRESS,* AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)

Garry L. Moody, ## 59 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993–1995); and Partner, Ernst & Young LLP (1975–1993), where he served as the National Director of Mutual Fund Tax Services. He is also a member of the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committee, of most of the AllianceBernstein Funds since 2008.	102	None

Marshall C. Turner, Jr., ## 70 (2005)

Private Investor since prior to 2007. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003–2005, and President and CEO, 2005–2006, after the company was acquired and renamed Toppan Photomasks, Inc. He has extensive experience in venture capital investing including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of a number of education and science-related non-profit organizations. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1992.

		102	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since prior to 2007

25

GROWTH & INCOME PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AllianceBernstein Variable Products Series Fund

NAME, ADDRESS,* AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)

Earl D. Weiner, ## 72 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of most of the Funds.	102	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

###	Member of the Fair Value Pricing Committee.

26

AllianceBernstein Variable Products Series Fund

Officer Information

Certain information concerning the Portfolio’s Officers is listed below.

NAME, ADDRESS,* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 51	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 66	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Frank V. Caruso 55	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2007.

Emilie D. Wrapp 56	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2007.

Joseph J. Mantineo 52	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2007.

Phyllis J. Clarke 51	Controller	Vice President of ABIS**, with which she has been associated since prior to 2007.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABIS and ABI are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

27

GROWTH & INCOME PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein Growth & Income Portfolio (the “Portfolio”).2, The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arms length bargaining.” Jones v. Harris Associates L.P., (No. 08-586), 130 U.S. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arms-length bargaining as the benchmark for reviewing challenged fees.”

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 03/31/11 ($MIL)	Portfolio
Value	55 bp on first $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	$1,040.0	Growth & Income Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $72,511 (0.01% of the Portfolio’s average daily net assets) for such services.

1	It should be noted that the information in the fee summary was completed on April 21, 2011 and discussed with the Board of Directors on May 3-5, 2011.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

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AllianceBernstein Variable Products Series Fund

Set forth below are the Portfolio’s total expense ratios for the most recently completed fiscal year:

Portfolio	Total Expense Ratio	Fiscal Year
Growth & Income Portfolio	Class A 0.63%	December 31
Class B 0.88%

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund, since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. In recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts that have a substantially similar investment style as the Portfolio.3 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on March 31, 2011 net assets:4

Portfolio	Net Assets 03/31/11 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Growth & Income Portfolio	$1,040.0	Relative Value Schedule 65 bp on first $25m 50 bp on next $25m 40 bp on next $50m 30 bp on next $100m 25 bp on the balance Minimum account size $25m	0.278%	0.550%

3	It should be noted that the Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

4	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

29

GROWTH & INCOME PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The Adviser also manages AllianceBernstein Growth & Income Fund, Inc. (“Growth & Income Fund, Inc.), a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below are the fee schedule of Growth & Income Fund, Inc. and what would have been the effective advisory fee of the Portfolio had the fee schedule of the retail mutual fund been applicable to the Portfolio:5

Portfolio	AllianceBernstein Mutual Fund	Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Growth & Income Portfolio	Growth & Income Fund, Inc.	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	0.550%	0.550%

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families that have an investment style similar to that of the Portfolio. The Adviser charges the fees set forth below for the sub-advisory relationship that has a somewhat similar investment style as the Portfolio. Also shown are the Portfolio’s advisory fee and what would have been the effective advisory fee of the Portfolio had the fee schedule of the sub-advisory relationship been applicable to the Portfolio based on March 31, 2011 net assets.

Fund	Sub-Advised Fund	Sub-Advised Fund Fee Schedule	Sub-advised Fund Eff. Mgmt. Fee (%)	Portfolio Adv. Fee (%)
Growth & Income Portfolio	Client #1	0.30% on first $1 billion 0.25% on next $500 million 0.20% on the balance	0.298	0.550

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolios by the Adviser.

While it appears that the sub-advisory relationship is paying a lower fee than the Portfolio, it is difficult to evaluate the relevance of such a lower fee due to differences in terms of the services provided, risks involved and other competitive factors between the Portfolios and the sub-advisory relationship. There could be various business reasons why an investment adviser would be willing to manage a sub-advisory relationship for a different fee than it would be willing to manage investment company assets.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.6 Lipper’s analysis included the Portfolio’s ranking with respect to the contractual management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”) at the approximate current asset level of the Portfolio.7

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/

5	It should be noted that the AllianceBernstein Mutual Fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the AllianceBernstein Mutual Fund.

6	It should be noted that the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arms length.” Jones v. Harris at 1429.

7	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

30

AllianceBernstein Variable Products Series Fund

objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee[8]	Lipper Exp. Group Median (%)	Rank
Growth & Income Portfolio	0.550	0.687	3/12

Lipper also analyzed the Portfolio’s most recently completed fiscal year total expense ratio in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU9 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.

Portfolio	Expense Ratio (%)[10]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Growth & Income Portfolio	0.627	0.712	3/12	0.782	3/36

Based on this analysis, the Portfolio has equally favorable rankings on a management fee basis and on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio decreased during calendar year 2010, relative to 2009.11

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2010, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, received $1,976,988 in Rule 12b-1 fees.

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection with Class B shares. During the fiscal year ended December 31, 2010, the Adviser determined that it made payments in the amount of $1,530,995 on behalf of the Portfolio to ABI.

8	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services.

9	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

10	Most recently completed fiscal year end Class A total expense ratio.

11	It should be noted that at the August 2, 2011 meeting, the Adviser presented to the Board revised profitability figures with the respect to the Portfolio.

31

GROWTH & INCOME PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of $1,385 from the Portfolio.12

The Portfolio effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted in the future with the Portfolio would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolio. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

Although it is clear that economies of scale may have been shared through the existence of breakpoints in the investment advisory fee schedule, it should be noted that sufficient data does not exist to evaluate the extent to which economies of scale or scope are being shared with the AllianceBernstein Mutual Funds’ shareholders. The Adviser has indicated that economies of scale are being shared with shareholders through fee structures, subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

In February 2008, an independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli13 study on advisory fees and various fund characteristics.14 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.15 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $477 billion as of March 31, 2011, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

12	The Fund (which includes the Portfolio and other Portfolios of the Fund) paid ABIS a flat fee of $18,000 in 2010.

13	The Deli study was originally published in 2002 based on 1997 data.

14	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arms length. See Jones V. Harris at 1429.

15	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

32

AllianceBernstein Variable Products Series Fund

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance rankings of the Portfolio16 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)17 for the periods ended February 28, 2011.18

	Portfolio Return	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	20.29	20.40	19.79	7/12	54/125
3 year	–1.32	2.28	0.81	10/10	89/113
5 year	0.83	2.85	1.98	9/10	74/100
10 year	2.44	3.13	2.97	4/6	33/52

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)19 versus its benchmarks.20 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.21

	Periods Ending February 28, 2011 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Growth & Income Portfolio	20.29	–1.32	0.83	2.44	8.69	16.49	0.09	10
Russell 1000 Value Index	22.16	–1.17	1.57	4.12	10.55	16.28	0.19	10
Inception Date: January 14, 1991

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: May 24, 2011

16	The performance rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns of the Portfolio shown were provided by Lipper.

17	The Portfolio’s PG is identical to the Porfolio’s EG. The Portfolio’s PU is not identical to the Porfolio’s EU as the criteria for including/excluding a fund from a PU is somewhat different from that of an EU.

18	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

19	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

20	The Adviser provided Portfolio and benchmark performance return information for periods through February 28, 2011.

21	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be regarded as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be regarded as better performing than a portfolio with a lower Sharpe Ratio.

33

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Global Thematic Growth Portfolio

December 31, 2011

Annual Report

ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

GLOBAL THEMATIC GROWTH
PORTFOLIO	AllianceBernstein Variable Products Series Fund

LETTER TO INVESTORS

February 10, 2012

The following is an update of AllianceBernstein Variable Products Series Fund—AllianceBernstein Global Thematic Growth Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2011.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is long-term growth of capital. The Portfolio pursues opportunistic growth by investing in a global universe of companies in multiple industries that may benefit from innovation. AllianceBernstein L.P. (the “Adviser”) employs a combination of “top-down” and “bottom-up” investment processes with the goal of identifying the most attractive securities worldwide, fitting into broader themes, which are developments that have broad effects across industries and companies. Drawing on the global fundamental and quantitative research capabilities of the Adviser, and its economists’ macroeconomic insights, the Adviser seeks to identify long-term economic or business trends that will affect multiple industries. The Adviser will assess the effects of these trends, in the context of the business cycle, on entire industries and on individual companies. The Adviser normally considers a universe of approximately 2,600 mid- to large-capitalization companies worldwide for investment.

The Portfolio invests in securities issued by U.S. and non-U.S. companies from multiple industry sectors in an attempt to maximize opportunity, which should also tend to reduce risk. The Portfolio invests in both developed and emerging market countries. Under normal market conditions, the Portfolio invests significantly (at least 40%—unless market conditions are not deemed favorable by the Adviser) in securities of non-U.S. companies. In addition, the Portfolio invests, under normal circumstances, in the equity securities of companies located in at least three countries. The percentage of the Portfolio’s assets invested in securities of companies in a particular country or denominated in a particular currency varies in accordance with the Adviser’s assessment of the appreciation potential of such securities.

The Portfolio may invest in any company and industry and in any type of equity security, listed and unlisted, with potential for capital appreciation. It invests in well-known, established companies as well as new, smaller or less-seasoned companies. Investments in new, smaller or less-seasoned companies may offer more reward but may also entail more risk than is generally true of larger, established companies. The Portfolio may also invest in synthetic foreign equity securities, which are various types of warrants used internationally that entitle a holder to buy or sell underlying securities, real estate investment trusts and zero coupon bonds. Normally, the Portfolio invests in about 60-80 companies.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Portfolio may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

INVESTMENT RESULTS

The table on page 4 shows the Portfolio’s performance compared to its benchmark, the Morgan Stanley Capital International (“MSCI”) All Country (“AC”) World Index (net) for the one-, five- and 10-year periods ended December 31, 2011.

The Portfolio declined and underperformed its benchmark for the annual reporting period ended December 31, 2011. Performance suffered from both sector allocation and stock selection within sectors, due to the Portfolio’s pro-cyclical and long-duration tilt, for the annual period. An underweight to consumer staples was the largest negative sector allocation, while stock selection in energy, industrials and financials detracted the most. In general, stock selection suffered from the long-duration nature of many of the Portfolio’s themes.

A123 Systems, a holding in the Energy Transformation theme, which develops battery technology for hybrid and electric vehicles, was the largest detractor. The stock declined over the course of 2011 as investors were disappointed that an order from a major carmaker did not come through. Despite this, the Global Thematic Investment Team (the “Team”) believes A123 System’s technology will be validated by automakers and orders will prompt a re-rating of its shares. SKS Microfinance, a microfinance lender in India, which was held in the Financial Reformation theme, declined due to regulatory scrutiny across the microfinance industry. The stock was exited late in 2011 as the Team was disappointed with management’s transparency on the issue, and the Team believed they did not have adequate visibility on the likely outcome.

1

AllianceBernstein Variable Products Series Fund

The greatest contributor to performance during the annual period was NetLogic Microsystems, a Web 2.0 theme stock, which rose after Broadcom announced it would acquire the firm. In addition, contributors during the period were two diagnostic companies in the Genomic Health theme, Cepheid and Genomic Health, which appreciated on the back of good revenue growth and in anticipation of new product introductions.

The Portfolio utilized currency derivatives during the annual period for both hedging and investment purposes, which had no material impact on performance. Options were held for investment purposes and these detracted from performance.

MARKET REVIEW AND INVESTMENT STRATEGY

Amidst high volatility and generally risk-averse market conditions, the Team has adhered to a process of investing in companies poised to benefit from long-term, global, disruptive trends, while at the same time carefully assessing the current macroeconomic outlook. During the annual period, the Team progressively raised the Portfolio’s exposure to long-term themes, while lowering exposure to defensives and companies with high current profitability. The Team believes valuations of many innovative companies discount sharply decelerating growth, offering long-term investors notable opportunity.

During 2011, the Team made three key macroeconomic calls and remained pro-cyclically positioned. One called for the U.S. economic recovery to continue while many were forecasting a double-dip recession. The Team expected inflation in emerging markets to fall, and the central banks of large emerging market economies to relax monetary policy; by the end of 2011, reserve requirements in China and the policy rate in Brazil had been cut. Finally, while the Team thought the euro area sovereign debt situation would be a significant headwind for the region’s equity markets and minimized Portfolio exposure, the Team did not expect it to ignite a global systemic financial crisis. While the Team’s macroeconomic expectations were largely validated by the market by year-end 2011, and more cyclical themes began to contribute in the fourth quarter, the Portfolio’s long-duration stocks were still held back by risk aversion.

The Team maintains conviction in the six long term themes: Web 2.0, Genomic Age in Medicine, (re)Emerging Middle Class, Energy Transformation, Heightened Cyclicality, and Financial Reformation. The Team anticipates its long-term process will stand shareholders in good stead as fears abate and earnings growth is once again prized by investors.

2

GLOBAL THEMATIC GROWTH PORTFOLIO
HISTORICAL PERFORMANCE	AllianceBernstein Variable Products Series Fund

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month-end.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For a free copy of the Portfolio’s prospectus, which contains this and other information, call your financial advisor or 800.984.7654. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio’s quoted performance would be lower. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged MSCI AC World Index (net) does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI AC World Index (net; free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets. Net returns reflect the reinvestment of dividends after deduction of non-U.S. withholding tax. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products This report is not approved, reviewed or produced by MSCI. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The market values of the portfolio’s holdings rise and fall from day to day, so investments may lose value.

Foreign (Non-U.S.) Risk: Non-U.S. securities may be more volatile because of political, regulatory, market and economic uncertainties associated with such securities. Fluctuations in currency exchange rates may negatively affect the value of the investment or reduce returns. These risks are magnified in emerging or developing markets.

Capitalization Size Risk (Small/Mid): Small- and mid-cap stocks are often more volatile than large-cap stocks—smaller companies generally face higher risks due to their limited product lines, markets and financial resources.

Derivatives Risk: Investing in derivative instruments such as options, futures, forwards or swaps can be riskier than traditional investments, and may be more volatile, especially in a down market.

Liquidity Risk: The difficulty of purchasing or selling a security at an advantageous time or price.

Leverage Risk: Trying to enhance investment returns by borrowing money or using other leverage tools—magnify both gains and losses, resulting in greater volatility.

These risks are fully discussed in the Variable Products prospectus.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

(Historical Performance continued on next page)

3

GLOBAL THEMATIC GROWTH PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)	AllianceBernstein Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARKS	NAV Returns
PERIODS ENDED DECEMBER 31, 2011	1 Year	5 Years*	10 Years*
AllianceBernstein Global Thematic Growth Portfolio Class A**	-23.23%	-2.38%	-1.20%
AllianceBernstein Global Thematic Growth Portfolio Class B**	-23.41%	-2.61%	-1.44%
MSCI AC World Index (net)	-7.35%	-1.93%	4.24%

*    Average annual returns.

** Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the annual period ended December 31, 2011, by 0.04%.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.99% and 1.24% for Class A and Class B, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH PORTFOLIO CLASS A

GROWTH OF A $10,000 INVESTMENT

12/31/01 – 12/31/11

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Global Thematic Growth Portfolio Class A shares (from 12/31/01 to 12/31/11) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on previous page.

4

GLOBAL THEMATIC GROWTH PORTFOLIO
FUND EXPENSES (unaudited)	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of each class’ table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of each class’ table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$775.30	$4.12	0.92%
Hypothetical (5% return before expenses)	$1,000	$1,020.57	$4.69	0.92%

Class B
Actual	$1,000	$774.60	$5.23	1.17%
Hypothetical (5% return before expenses)	$1,000	$1,019.31	$5.96	1.17%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

5

GLOBAL THEMATIC GROWTH PORTFOLIO
TEN LARGEST HOLDINGS*
December 31, 2011 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Illumina, Inc.	$4,650,790	3.3%
Green Dot Corp.	3,322,963	2.4
Denbury Resources, Inc.	3,204,371	2.3
Amazon.com, Inc.	3,051,753	2.2
Kinder Morgan, Inc./Delaware	2,871,044	2.0
Halliburton Co.	2,764,941	2.0
Apple, Inc.	2,721,600	1.9
Silicon Graphics International Corp.	2,597,718	1.8
Weyerhaeuser Co.	2,585,739	1.8
Given Imaging Ltd.	2,578,211	1.8

	$30,349,130	21.5%

SECTOR DIVERSIFICATION**

December 31, 2011 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Information Technology	$29,082,379	20.7%
Financials	26,624,429	18.9
Energy	21,685,066	15.4
Consumer Discretionary	20,218,166	14.4
Materials	15,233,287	10.8
Healthcare	14,157,536	10.1
Industrials	10,890,131	7.7
Consumer Staples	2,247,462	1.6
Options Purchased—Calls	194,320	0.1
Short-Term Investments	490,026	0.3

Total Investments	$140,822,802	100.0%

*	Long-term investments.

**	The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

6

GLOBAL THEMATIC GROWTH PORTFOLIO
COUNTRY DIVERSIFICATION*
December 31, 2011 (unaudited)	AllianceBernstein Variable Products Series Fund

COUNTRY	U.S.$ VALUE	PERCENT OF TOTAL INVESTMENTS
United States	$83,325,858	59.2%
Japan	13,310,747	9.4
Canada	8,584,477	6.1
China	7,970,754	5.7
Hong Kong	5,217,493	3.7
Indonesia	3,476,756	2.5
Israel	2,578,211	1.8
United Kingdom	2,378,636	1.7
Australia	2,362,685	1.7
Luxembourg	1,677,496	1.2
Italy	1,616,427	1.1
Germany	1,529,221	1.1
Thailand	1,515,230	1.1
Other	4,788,785	3.4
Short-Term Investments	490,026	0.3

Total Investments	$140,822,802	100.0%

*	All data are as of December 31, 2011. The Portfolio’s country breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. “Other” country weightings represent 1.0% or less in the following countries: Argentina, Brazil, India, Mongolia and Switzerland.

7

GLOBAL THEMATIC GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2011	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–99.3%

INFORMATION TECHNOLOGY–20.6%
COMMUNICATIONS EQUIPMENT–3.5%
F5 Networks, Inc.(a)	8,630	$915,815
Juniper Networks, Inc.(a)	108,175	2,207,852
QUALCOMM, Inc.	34,820	1,904,654

		5,028,321

COMPUTERS & PERIPHERALS–6.5%
Apple, Inc.(a)	6,720	2,721,600
Fusion-io, Inc.(a)(b)	62,740	1,518,308
Silicon Graphics International Corp.(a)(b)	226,677	2,597,718
Toshiba Corp.	565,000	2,305,786

		9,143,412

INTERNET SOFTWARE & SERVICES–5.0%
Cornerstone OnDemand, Inc.(a)	85,299	1,555,854
Equinix, Inc.(a)	13,820	1,401,348
LinkedIn Corp.(a)(b)	21,766	1,371,476
MercadoLibre, Inc.	16,850	1,340,249
Rackspace Hosting, Inc.(a)	31,619	1,359,933

		7,028,860

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–1.6%
NVIDIA Corp.(a)	164,400	2,278,584

SOFTWARE–4.0%
Intuit, Inc.	26,710	1,404,679
Red Hat, Inc.(a)	49,590	2,047,571
Salesforce.com, Inc.(a)	21,200	2,150,952

		5,603,202

		29,082,379

FINANCIALS–18.9%
CAPITAL MARKETS–4.5%
Blackstone Group LP	160,060	2,242,441
CITIC Securities Co., Ltd.(a)(c)	1,274,800	2,097,693
Greenhill & Co., Inc.	55,171	2,006,569

		6,346,703

COMMERCIAL BANKS–4.3%
Bank Rakyat Indonesia Persero Tbk PT	1,877,500	1,395,588
Itau Unibanco Holding SA (ADR)	37,850	702,496
Siam Commercial Bank PCL	415,700	1,515,230
Standard Chartered PLC	108,750	2,378,636

		5,991,950

CONSUMER FINANCE–2.8%
Green Dot Corp.(a)	106,437	3,322,963
SKS Microfinance Ltd.(a)	337,982	591,526

		3,914,489

Company	Shares	U.S. $ Value

DIVERSIFIED FINANCIAL SERVICES–0.9%
Citigroup, Inc.	50,520	$1,329,181

REAL ESTATE INVESTMENT TRUSTS (REITs)–1.8%
Weyerhaeuser Co.	138,497	2,585,739

REAL ESTATE MANAGEMENT & DEVELOPMENT–4.6%
Ciputra Development Tbk PT	34,995,000	2,081,168
Guangzhou R&F Properties Co., Ltd.	948,800	747,971
Hang Lung Properties Ltd.	525,000	1,490,256
Sun Hung Kai Properties Ltd.	171,000	2,136,972

		6,456,367

		26,624,429

ENERGY–15.4%
ENERGY EQUIPMENT & SERVICES–5.7%
Halliburton Co.	80,120	2,764,941
Nabors Industries Ltd.(a)	129,930	2,252,986
Saipem SpA	38,210	1,616,427
Schlumberger Ltd.	21,160	1,445,440

		8,079,794

OIL, GAS & CONSUMABLE FUELS–9.7%
Cameco Corp.(b)	130,243	2,353,643
Denbury Resources, Inc.(a)	212,210	3,204,371
Kinder Morgan, Inc./Delaware(b)	89,246	2,871,044
Noble Energy, Inc.	14,530	1,371,486
Occidental Petroleum Corp.	15,390	1,442,043
Paladin Energy Ltd.(a)(b)	595,840	837,910
Santos Ltd.	121,840	1,524,775

		13,605,272

		21,685,066

CONSUMER DISCRETIONARY–14.3%
AUTO COMPONENTS–1.5%
Johnson Controls, Inc.	66,670	2,084,104

AUTOMOBILES–2.7%
Tesla Motors, Inc.(a)(b)	69,685	1,990,204
Toyota Motor Corp. (Sponsored ADR)	26,770	1,770,300

		3,760,504

HOTELS, RESTAURANTS & LEISURE–2.7%
Ajisen China Holdings Ltd.	1,446,000	1,590,265
Ctrip.com International Ltd. (ADR)(a)(b)	95,140	2,226,276

		3,816,541

8

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

HOUSEHOLD DURABLES–1.1%
Rinnai Corp.	21,600	$1,546,662

INTERNET & CATALOG RETAIL–3.2%
Amazon.com, Inc.(a)	17,630	3,051,753
Rakuten, Inc.(a)	1,413	1,520,177

		4,571,930

SPECIALTY RETAIL–2.6%
L’Occitane International SA	836,500	1,677,496
Zhongsheng Group Holdings Ltd.	1,233,500	2,041,601

		3,719,097

TEXTILES, APPAREL & LUXURY GOODS–0.5%
Cie Financiere Richemont SA	14,300	719,328

		20,218,166

MATERIALS–10.8%
CHEMICALS–4.3%
Dow Chemical Co. (The)	56,820	1,634,143
Linde AG	10,290	1,529,221
Monsanto Co.	20,060	1,405,604
Stella Chemifa Corp.	48,700	1,477,400

		6,046,368

METALS & MINING–6.5%
Barrick Gold Corp.	54,980	2,487,845
Freeport-McMoRan Copper & Gold, Inc.	41,340	1,520,899
Goldcorp, Inc.	49,620	2,202,032
Ivanhoe Mines Ltd./CA(a)	86,780	1,540,957
Mongolian Mining Corp.(a)	1,904,500	1,435,186

		9,186,919

		15,233,287

HEALTH CARE–10.0%
BIOTECHNOLOGY–2.4%
Cepheid, Inc.(a)	46,890	1,613,485
Genomic Health, Inc.(a)	71,915	1,825,922

		3,439,407

HEALTH CARE EQUIPMENT & SUPPLIES–1.8%
Given Imaging Ltd.(a)	147,918	2,578,211

HEALTH CARE TECHNOLOGY–1.4%
athenahealth, Inc.(a)(b)	39,442	1,937,391

LIFE SCIENCES TOOLS & SERVICES–4.4%
Covance, Inc.(a)	33,940	1,551,737
Illumina, Inc.(a)	152,585	4,650,790

		6,202,527

		14,157,536

Company	Shares	U.S. $ Value

INDUSTRIALS–7.7%
CONSTRUCTION & ENGINEERING–1.3%
Shaw Group, Inc. (The)(a)	69,550	$1,870,895

ELECTRICAL EQUIPMENT–4.0%
A123 Systems, Inc.(a)(b)	566,595	912,218
Babcock & Wilcox Co. (The)(a)	91,490	2,208,568
Mitsubishi Electric Corp.	265,000	2,539,717

		5,660,503

MACHINERY–1.5%
FANUC Corp.	14,100	2,150,705

ROAD & RAIL–0.9%
Zipcar, Inc.(a)(b)	90,017	1,208,028

		10,890,131

CONSUMER STAPLES–1.6%
BEVERAGES–1.0%
Heckmann Corp. (a)(b)	209,060	1,390,249

FOOD PRODUCTS–0.6%
Besunyen Holdings Co., Ltd.	5,698,000	857,213

		2,247,462

Total Common Stocks (cost $156,664,700)		140,138,456

	Contracts
OPTIONS PURCHASED— CALLS–0.1%
UTILITIES–0.1%
Market Vectors Gold Miners
Expiration: Jan 2012, Exercise Price: $65.00(a)(d)	2,880	4,320
Market Vectors JR Gold Miners
Expiration: Jan 2013, Exercise Price: $44.63(a)(d)	2,000	190,000

Total Options Purchased—Calls (cost $2,747,177)		194,320

	Principal Amount (000)
SHORT-TERM INVESTMENTS–0.4%
TIME DEPOSIT–0.4%
State Street Time Deposit 0.01%, 1/03/12 (cost $490,026)	$490	490,026

Total Investments Before Security Lending Collateral for Securities Loaned–99.8% (cost $159,901,903)		140,822,802

9

GLOBAL THEMATIC GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–13.0%
INVESTMENT COMPANIES–13.0%
AllianceBernstein Exchange Reserves–Class I, 0.14%(e) (cost $18,390,806)	18,390,806	$18,390,806

TOTAL INVESTMENTS–112.8% (cost $178,292,709)		159,213,608
Other assets less liabilities–(12.8)%		(18,035,743)

NET ASSETS–100.0%		$141,177,865

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at December 31, 2011	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Barclays Bank PLC Wholesale:
Euro settling 1/13/12	9,925	$13,404,675	$12,846,139	$(558,536)
Royal Bank of Canada:
Canadian Dollar settling 1/13/12	4,248	4,120,911	4,168,878	47,967
Great British Pound settling 1/13/12	8,891	13,826,127	13,806,655	(19,472)
Standard Chartered Bank:
Australian Dollar settling 1/13/12	3,715	3,615,067	3,795,823	180,756

Sale Contracts
Barclays Bank PLC Wholesale:
Japanese Yen settling 1/13/12	69,323	904,584	900,754	3,830
Morgan Stanley and Co., Inc.:
Euro settling 1/13/12	3,456	4,497,016	4,473,174	23,842

				$(321,613)

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2011, the market value of this security amounted to $2,097,693 or 1.5% of net assets.

(d)	One contract relates to 100 shares.

(e)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR—American Depositary Receipt

See notes to financial statements.

10

GLOBAL THEMATIC GROWTH PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
December 31, 2011	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $159,901,903)	$140,822,802 (a)
Affiliated issuers (cost $18,390,806—including investment of cash collateral for securities loaned of $18,390,806)	18,390,806
Foreign currencies, at value (cost $63,309)	65,059
Receivable for investment securities sold and foreign currency transactions	1,705,918
Unrealized appreciation of forward currency exchange contracts	256,395
Dividends and interest receivable	230,500
Receivable for capital stock sold	103,851

Total assets	161,575,331

LIABILITIES
Payable for collateral received on securities loaned	18,390,806
Payable for investment securities purchased and foreign currency transactions	976,152
Unrealized depreciation of forward currency exchange contracts	578,008
Payable for capital stock redeemed	167,911
Advisory fee payable	92,188
Distribution fee payable	21,426
Administrative fee payable	17,836
Transfer Agent fee payable	122
Accrued expenses and other liabilities	153,017

Total liabilities	20,397,466

NET ASSETS	$141,177,865

COMPOSITION OF NET ASSETS
Capital stock, at par	$9,662
Additional paid-in capital	220,343,181
Distributions in excess of net investment income	(981,241)
Accumulated net realized loss on investment and foreign currency transactions	(58,764,285)
Net unrealized depreciation on investments and foreign currency denominated assets and liabilities	(19,429,452)

$141,177,865

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$42,094,312	2,830,085	$14.87
B	$99,083,553	6,831,898	$14.50

(a)	Includes securities on loan with a value of $17,670,320 (see Note E).

See notes to financial statements.

11

GLOBAL THEMATIC GROWTH PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2011	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $89,979)	$1,705,267
Affiliated issuers	4,695
Interest	275
Securities lending income	229,077

	1,939,314

EXPENSES
Advisory fee (see Note B)	1,394,681
Distribution fee—Class B	321,442
Transfer agency—Class A	1,366
Transfer agency—Class B	3,055
Custodian	128,539
Administrative	61,179
Printing	56,483
Audit	49,084
Legal	29,024
Directors’ fees	3,727
Miscellaneous	14,891

Total expenses	2,063,471

Net investment loss	(124,157)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	14,195,388	(a)
Foreign currency transactions	(673,672)
Net change in unrealized appreciation/depreciation of:
Investments	(59,068,165	)(b)
Foreign currency denominated assets and liabilities	7,536

Net loss on investment and foreign currency transactions	(45,538,913)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(45,663,070)

(a)	Net of foreign capital gains taxes of $71,657.

(b)	Net of decrease in accrued foreign capital gains taxes of $26,954.

See notes to financial statements.

12

GLOBAL THEMATIC GROWTH PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Year Ended December 31, 2011	Year Ended December 31, 2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(124,157)	$990,127
Net realized gain on investment and foreign currency transactions	13,521,716	29,044,761
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(59,060,629)	1,878,531

Net increase (decrease) in net assets from operations	(45,663,070)	31,913,419
DIVIDENDS TO SHAREHOLDERS FROM
Net investment income
Class A	(340,972)	(1,299,618)
Class B	(451,814)	(2,657,481)
CAPITAL STOCK TRANSACTIONS
Net decrease	(20,317,543)	(26,899,489)

Total increase (decrease)	(66,773,399)	1,056,831
NET ASSETS
Beginning of period	207,951,264	206,894,433

End of period (including distributions in excess of net investment income of ($981,241) and undistributed net investment income of $681,031, respectively)	$141,177,865	$207,951,264

See notes to financial statements.

13

GLOBAL THEMATIC GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2011	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Global Thematic Growth Portfolio (the “Portfolio”), formerly AllianceBernstein Global Technology Portfolio, is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers fourteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter market (“OTC”) put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price); open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties, which are approved by the Board of Directors.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred between the close of the foreign markets and the time at which the Portfolio values its securities which may materially affect the value of securities trading in such markets. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

14

AllianceBernstein Variable Products Series Fund

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2011:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks
Information Technology	$26,776,593		$2,305,786		$–0	–	$29,082,379
Financials	13,584,586		13,039,843		–0	–	26,624,429
Energy	17,705,954		3,979,112		–0	–	21,685,066
Consumer Discretionary	11,122,637		9,095,529		–0	–	20,218,166
Materials	10,791,480		4,441,807		–0	–	15,233,287
Health Care	14,157,536		–0	–	–0	–	14,157,536
Industrials	6,199,709		4,690,422		–0	–	10,890,131
Consumer Staples	1,390,249		857,213		–0	–	2,247,462
Options Purchased—Calls	–0	–	194,320		–0	–	194,320
Short-Term Investments	–0	–	490,026		–0	–	490,026
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	18,390,806		–0	–	–0	–	18,390,806

Total Investments in Securities	120,119,550		39,094,058	+	–0	–	159,213,608
Other Financial Instruments*:
Assets:
Forward Currency Exchange Contracts	–0	–	256,395		–0	–	256,395
Liabilities:
Forward Currency Exchange Contracts	–0	–	(578,008)		–0	–	(578,008)

Total	$120,119,550		$38,772,445		$–0	–	$158,891,995

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

+	A significant portion of the Portfolio’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

15

GLOBAL THEMATIC GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value. The transfers between levels of the fair value hierarchy assumes the financial instrument was transferred at the beginning of the reporting period.

	Financials		Total
Balance as of 12/31/10	$2,085,450		$2,085,450
Accrued discounts/(premiums)	–0	–	–0	–
Realized gain (loss)	–0	–	–0	–
Change in unrealized appreciation/depreciation	–0	–	–0	–
Purchases	–0	–	–0	–
Sales	–0	–	–0	–
Transfers in to Level 3	–0	–	–0	–
Transfers out of Level 3	(2,085,450)		(2,085,450)

Balance as of 12/31/11	$–0	–	$–0	–

Net change in unrealized appreciation/depreciation from Investments held as of 12/31/11*	$–0	–	$–0	–

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

16

AllianceBernstein Variable Products Series Fund

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2011, such fee amounted to $61,179.

Brokerage commissions paid on investment transactions for the year ended December 31, 2011 amounted to $653,101, of which $219 and $2,656, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,310 for the year ended December 31, 2011.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2011 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$299,429,240		$321,758,038
U.S. government securities	–0	–	–0	–

17

GLOBAL THEMATIC GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Cost	$186,489,362

Gross unrealized appreciation	7,587,378
Gross unrealized depreciation	(34,863,132)

Net unrealized depreciation	$(27,275,754)

1. Derivative Financial Instruments

The Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Portfolio has in that particular currency contract.

During the year ended December 31, 2011, the Portfolio held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. The Portfolio may also use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option

18

AllianceBernstein Variable Products Series Fund

written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value. For the year ended December 31, 2011, the Portfolio had no transactions in written options.

During the year ended December 31, 2011, the Portfolio held purchased options for non-hedging purposes.

At December 31, 2011, the Portfolio had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$256,395	Unrealized depreciation of forward currency exchange contracts	$578,008
Equity contracts	Investments in securities, at value	194,320

Total		$450,715		$578,008

The effect of derivative instruments on the statement of operations for the year ended December 31, 2011:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$(547,111)	$20,170
Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(829,590)	(2,594,731)

Total		$(1,376,701)	$(2,574,561)

For the year ended December 31, 2011, the average monthly principal amount of foreign currency exchange contracts was $34,872,010 and the average monthly cost of purchased options contracts was $1,893,602.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all securities loans will be collateralized continually by cash. The Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Portfolio to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for

19

GLOBAL THEMATIC GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not have the right to vote any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AllianceBernstein Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Fund’s Board of Directors. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At December 31, 2011, the Portfolio had securities on loan with a value of $17,670,320 and had received cash collateral which has been invested into AllianceBernstein Exchange Reserves of $18,390,806. The cash collateral will be adjusted on the next business day after period end to maintain the required collateral amount. The Portfolio earned securities lending income of $229,077 and $4,695 from the borrowers and AllianceBernstein Exchange Reserves, respectively, for the year ended December 31, 2011; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Portfolio’s transactions in shares of AllianceBernstein Exchange Reserves for the year ended December 31, 2011 is as follows:

Market Value December 31, 2010 (000)		Purchases at Cost (000)	Sales Proceeds (000)	Market Value December 31, 2011 (000)	Dividend Income (000)
$–0	–	$40,560	$22,169	$18,391	$5

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010
Class A
Shares sold	221,658	433,517	$4,110,058	$7,476,983
Shares issued in reinvestment of dividends	17,100	79,731	340,972	1,299,618
Shares redeemed	(813,664)	(1,013,802)	(14,568,319)	(16,782,505)

Net decrease	(574,906)	(500,554)	$(10,117,289)	$(8,005,904)

Class B
Shares sold	1,166,143	909,999	$21,089,035	$15,228,144
Shares issued in reinvestment of dividends	23,194	166,823	451,814	2,657,481
Shares redeemed	(1,815,049)	(2,281,874)	(31,741,103)	(36,779,210)

Net decrease	(625,712)	(1,205,052)	$(10,200,254)	$(18,893,585)

NOTE G: Risks Involved in Investing in the Portfolio

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

20

AllianceBernstein Variable Products Series Fund

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2011.

NOTE I: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2011 and December 31, 2010 were as follows:

	2011	2010
Distributions paid from:
Ordinary income	$792,786	$3,957,099

Total taxable distributions	$792,786	$3,957,099

Total distributions paid	$792,786	$3,957,099

As of December 31, 2011, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(51,870,113	)(a)
Unrealized appreciation/(depreciation)	(27,304,865	)(b)

Total accumulated earnings/(deficit)	$(79,174,978)

(a)	On December 31, 2011, the Portfolio had a net capital loss carryforward of $47,113,959. During the fiscal year, the Portfolio utilized $22,869,672 of capital loss carryforwards to offset current year net realized gains. At December 31, 2011, the Portfolio had a post-October short-term capital loss deferral of $3,453,673 and a qualified late-year loss deferral of $1,302,481. These losses are deemed to arise on January 1, 2012.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of gains/losses on certain derivative instruments.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of December 31, 2011, the Portfolio had a net capital loss carryforward of $47,113,959 which will expire as follows:

SHORT-TERM AMOUNT	LONG-TERM AMOUNT	EXPIRATION
$28,313,399	n/a	2016
18,800,560	n/a	2017

During the current fiscal year, permanent differences primarily due to reclassifications of foreign currency and foreign capital gains tax resulted in a net increase in distributions in excess of net investment income and a net decrease in accumulated net realized loss on investment and foreign currency transactions. These reclassifications had no effect on net assets.

21

GLOBAL THEMATIC GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

NOTE J: Recent Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to develop common requirements for measuring fair value and for disclosing information about fair value measurements in U.S. GAAP and International Financial Reporting Standards (“IFRS”). The amendments are intended to improve the comparability of fair value measurements presented and disclosed in the financial statements prepared in accordance with U.S. GAAP and IFRS. The ASU is effective during interim or annual periods beginning after December 15, 2011. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

In December 2011, the FASB issued an ASU related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE K: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

22

GLOBAL THEMATIC GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Year Ended December 31,
2011	2010	2009	2008	2007
Net asset value, beginning of period	$19.47	$16.73	$10.90	$20.71	$17.23

Income From Investment Operations
Net investment income (loss) (a)	.02	.12	.07	.00	(b)	(.03)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(4.52)	2.98	5.76	(9.81)	3.51
Contributions from Adviser	–0	–	–0	–	.00	(b)	.00	(b)	–0	–

Net increase (decrease) in net asset value from operations	(4.50)	3.10	5.83	(9.81)	3.48

Less: Dividends
Dividends from net investment income	(.10)	(.36)	–0	–	–0	–	–0	–

Net asset value, end of period	$14.87	$19.47	$16.73	$10.90	$20.71

Total Return
Total investment return based on net asset value (c)	(23.23	)%*	18.93	%*	53.49	%*†	(47.37	)%*	20.20%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$42,094	$66,302	$65,358	$39,933	$93,919
Ratio to average net assets of:
Expenses	.94%	.99	%(d)	1.00%	.93%	.93%
Net investment income (loss)	.10%	.69	%(d)	.52%	.00	%(e)	(.15)%
Portfolio turnover rate	163%	117%	215%	141%	132%

See footnote summary on page 24.

23

GLOBAL THEMATIC GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Year Ended December 31,
2011	2010	2009	2008	2007
Net asset value, beginning of period	$18.99	$16.34	$10.67	$20.31	$16.94

Income From Investment Operations
Net investment income (loss) (a)	(.03)	.07	.04	(.04)	(.07)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(4.40)	2.90	5.63	(9.60)	3.44
Contributions from Adviser	–0	–	–0	–	.00	(b)	.00	(b)	–0	–

Net increase (decrease) in net asset value from operations	(4.43)	2.97	5.67	(9.64)	3.37

Less: Dividends
Dividends from net investment income	(.06)	(.32)	–0	–	–0	–	–0	–

Net asset value, end of period	$14.50	$18.99	$16.34	$10.67	$20.31

Total Return
Total investment return based on net asset value (c)	(23.41	)%*	18.58	%*	53.14	%*†	(47.46	)%*	19.89%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$99,084	$141,649	$141,536	$84,880	$191,474
Ratio to average net assets of:
Expenses	1.19%	1.24	%(d)	1.25%	1.18%	1.17%
Net investment income (loss)	(.14)%	.44	%(d)	.27%	(.24)%	(.40)%
Portfolio turnover rate	163%	117%	215%	141%	132%

(a)	Based on average shares outstanding.

(b)	Amount is less than $.005.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	The ratio includes expenses attributable to costs of proxy solicitation.

(e)	Amount is less than .005%.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended December 31, 2011, December 31, 2010, December 31, 2009 and December 31, 2008, by 0.04%, 0.04%, 0.15% and 0.03%, respectively.

†	Includes the impact of reimbursements from the Adviser, which enhanced the Portfolio’s performance for the year ended December 31, 2009 by 0.01%.

24

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	AllianceBernstein Variable Products Series Fund

To the Board of Directors of

AllianceBernstein Variable Products Series Fund, Inc.

and Shareholders of AllianceBernstein Global Thematic Growth Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein Global Thematic Growth Portfolio (one of the portfolios constituting the AllianceBernstein Variable Products Series Fund, Inc.) (the “Portfolio”) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Global Thematic Growth Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 14, 2012

25

TAX INFORMATION (unaudited)	AllianceBernstein Variable Products Series Fund

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended December 31, 2011. For corporate shareholders, 100% of dividends paid qualify for the dividends received deduction.

26

GLOBAL THEMATIC GROWTH
PORTFOLIO	AllianceBernstein Variable Products Series Fund

BOARD OF DIRECTORS
William H. Foulk, Jr.(1), Chairman John H. Dobkin(1)	Robert M. Keith, President and Chief Executive Officer
Michael J. Downey(1)	Garry L. Moody(1)
D. James Guzy(1)	Marshall C. Turner, Jr.(1)
Nancy P. Jacklin(1)	Earl D. Weiner(1)

OFFICERS
Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Joseph G. Carson(2), Vice President	Vadim Zlotnikov(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and
Amy P. Raskin(2), Vice President	Chief Financial Officer
Catherine D. Wood(2), Vice President	Phyllis J. Clarke, Controller

CUSTODIAN and ACCOUNTING AGENT	LEGAL COUNSEL
State Street Bank and Trust Company	Seward & Kissel LLP
One Lincoln Street	One Battery Park Plaza
Boston, MA 02111	New York, NY 10004

DISTRIBUTOR	TRANSFER AGENT
AllianceBernstein Investments, Inc.	AllianceBernstein Investor Services, Inc.
1345 Avenue of the Americas	P.O. Box 786003
New York, NY 10105	San Antonio, TX 78278-6003
Toll-Free 1-(800) 221-5672

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
Ernst & Young LLP
5 Times Square
New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Portfolio’s portfolio are made by the Adviser’s Global Thematic Growth Investment Team. Mses. Raskin and Wood and Messrs. Carson and Zlotnikov are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

27

GLOBAL THEMATIC GROWTH
PORTFOLIO	AllianceBernstein Variable Products Series Fund

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS,* AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
INTERESTED DIRECTOR

Robert M. Keith, # 1345 Avenue of the Americas New York NY 10105 51 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	102	None

DISINTERESTED DIRECTORS

William H. Foulk, Jr., ##, ### Chairman of the Board 79 (1990)

Investment Adviser and an Independent Consultant since prior to 2007. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983 and has been Chairman of the AllianceBernstein Funds and of the Independent Directors Committee of such Funds since 2003. He is also active in a number of mutual fund related organizations and committees.

		102	None

John H. Dobkin, ## 70 (1992)	Independent Consultant since prior to 2007. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002, Senior Advisor from June 1999–June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989–May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	102	None

28

AllianceBernstein Variable Products Series Fund

NAME, ADDRESS,* AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)

Michael J. Downey, ## 68 (2005)	Private Investor since prior to 2007. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director of two other registered investment companies (and Chairman of one of them).	102	Asia Pacific Fund, Inc. and The Merger Fund since prior to 2007 and Prospect Acquisition Corp. (financial services) from 2007 until 2009

D. James Guzy, ## 75 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2007. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008 and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	102	Cirrus Logic Corporation (semi-conductors) and PLX Technology (semi-conductors) since prior to 2007 and Intel Corporation (semi-conductors) since prior to 2007 until 2008

Nancy P. Jacklin, ## 63 (2006)

Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.

		102	None

Garry L. Moody, ## 59 (2008)

Independent Consultant, Formerly, Partner, Deloitte & Touche LLP, (1995–2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993–1995); and Partner, Ernst & Young LLP (1975–1993), where he served as the National Director of Mutual Fund Tax Services. He is also a member of the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committee, of most of the AllianceBernstein Funds since 2008.

		102	None

29

GLOBAL THEMATIC GROWTH
MANAGEMENT OF THE FUND
(continued)	AllianceBernstein Variable Products Series Fund

NAME, ADDRESS,* AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)

Marshall C. Turner, Jr., ## 70 (2005)

Private Investor since prior to 2007. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003–2005, and President and CEO, 2005–2006, after the company was acquired and renamed Toppan Photomasks, Inc. He has extensive experience in venture capital investing including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of a number of education and science-related non-profit organizations. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1992.

		102	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since prior to 2007

Earl D. Weiner, ## 72 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of most of the Funds.	102	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, N.Y. 10105

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to this position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

###	Member of the Fair Value Pricing Committee.

30

AllianceBernstein Variable Products Series Fund

Officer Information

Certain information concerning the Portfolio’s Officers is listed below.

NAME, ADDRESS,* AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 51	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 66	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Joseph G. Carson 59	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2007.

Amy P. Raskin 40	Vice President	Senior Vice President of the Adviser**, with which she has been associated since prior to 2007.

Catherine D. Wood 56	Vice President	Senior Vice President of the Adviser**, with which she has been associated since prior to 2007.

Vadim Zlotnikov 49	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2007.

Emilie D. Wrapp 56	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2007.

Joseph J. Mantineo 52	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2007.

Phyllis J. Clarke 51	Controller	Vice President of ABIS**, with which she has been associated since prior to 2007.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

31

GLOBAL THEMATIC GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OF THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein Global Thematic Growth Portfolio (the “Portfolio”).2,3 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arms length bargaining.” Jones v. Harris Associates L.P., (No. 08-586), 130 U.S. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arms-length bargaining as the benchmark for reviewing challenged fees.”

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 03/31/11 ($MIL)	Portfolio
Specialty	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	$215.8	Global Thematic Growth Portfolio

1	It should be noted that the information in the fee summary was completed on April 21, 2011 and discussed with the Board of Directors on May 3-5, 2011.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

3	Prior to May 1, 2009, the Portfolio was known as AllianceBernstein Global Technology Portfolio. In addition, the Portfolio’s non-fundamental policy was changed on May 1, 2009 to allow the Portfolio to pursue a broader mandate across multiple sectors worldwide.

32

AllianceBernstein Variable Products Series Fund

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $70,917 (0.04% of the Portfolio’s average daily net assets) for such services.

Set forth below are the Portfolio’s total expense ratios for the most recently completed fiscal year:

Portfolio	Total Expense Ratio	Fiscal Year
Global Thematic Growth Portfolio	Class A 0.99%	December 31
Class B 1.24%

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund, since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. In recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts that have a substantially similar investment style as the Portfolio.4 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory

4	It should be noted that the Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

33

GLOBAL THEMATIC GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

fee of the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on March 31, 2011 net assets:5

Portfolio	Net Assets 03/31/11 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Global Thematic Growth Portfolio	$215.8	Global Thematic Research Schedule 80 bp on 1st $25m 60 bp on next $25m 50 bp on next $50m 40 bp on the balance Minimum account size $25m	0.493%	0.750%

The Adviser also manages AllianceBernstein Global Thematic Growth Fund, Inc. (“Global Thematic Growth Fund, Inc.), a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below are the fee schedule of Global Thematic Growth Fund, Inc. and what would have been the effective advisory fee of the Portfolio had the fee schedule of the retail mutual fund been applicable to the Portfolio:6

Portfolio	AllianceBernstein Mutual Fund	Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Global Thematic Growth Portfolio[7]	Global Thematic Growth Fund, Inc.	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%	0.750%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth for Global Thematic Research Growth Portfolio, which is a Luxembourg fund that has a somewhat similar investment style as the Portfolio.

Fund	Fee[8]
Global Thematic Research Growth Portfolio
Class A	1.70%
Class I (Institutional)	0.90%

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Portfolio.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.9 Lipper’s

5	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

6	It should be noted that the AllianceBernstein Mutual Fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the AllianceBernstein Mutual Fund.

7	The advisory fees of AllianceBernstein Global Thematic Growth Fund, Inc. is based on the mutual fund’s net assets at the end of each quarter and is paid to the Adviser quarterly, in contrast to the Portfolio, whose advisory fees is based on the Portfolio’s average daily net assets and is paid on a monthly basis.

8	It should be noted that Class A shares of the fund are charged an “all-in” fee, which covers investment advisory services and distribution related services, unlike Class I shares, whose fee is for only investment advisory services.

9	It should be noted that the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arms length.” Jones v. Harris at 1429.

34

AllianceBernstein Variable Products Series Fund

analysis included the Portfolio’s ranking with respect to the contractual management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”) at the approximate current asset level of the Portfolio.10

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

The Portfolio’s original EG had an insufficient number of peers in Lipper’s view. Consequently, Lipper expanded the Portfolio’s EG to include peers that have similar but not the same Lipper investment classification/objective.11

Portfolio	Contractual Management Fee[12]	Lipper Exp. Group Median (%)	Rank
Global Thematic Growth Portfolio	0.750	0.800	3/10

However, because Lipper had expanded the EG of the Portfolio, under Lipper’s standard guidelines, the Lipper Expense Universe (“EU”) was also expanded to include the universes of those peers that had a similar but not the same Lipper investment classification/objective.13 A “normal” EU will include funds that have the same investment classification/objective as the subject Portfolio.14

Set forth below is a comparison of the Portfolio’s total expense ratio and the medians of the Portfolio’s EG and EU. The Portfolio’s total expense ratio ranking is also shown in the table below.

Portfolio	Expense Ratio (%)[15]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Global Thematic Growth Portfolio	0.991	1.001	5/10	0.896	22/33

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio increased slightly during calendar year 2010, relative to 2009.16

10	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

11	The Portfolio’s EG includes the Portfolio, two other variable insurance product (“VIP”) Global Growth funds (“GLGE”) and seven VIP Global Core funds (“GLCE”).

12	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services.

13	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

14	The Portfolio’s EU includes the Portfolio, EG and all other VIP GLGE and GLCE funds, excluding outliers.

15	Most recently completed fiscal year end Class A total expense ratio.

16	It should be noted that at the August 2, 2011 meeting, the Adviser presented to the Board revised profitability figures with the respect to the Portfolio.

35

GLOBAL THEMATIC GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2010, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, received $328,056 in Rule 12b-1 fees.

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection with Class B shares. During the fiscal year ended December 31, 2010, the Adviser determined that it made payments in the amount of $529,003 on behalf of the Portfolio to ABI.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of $1,385 from the Portfolio.17

The Portfolio effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted in the future with the Portfolio would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolio. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

Although it is clear that economies of scale may have been shared through the existence of breakpoints in the investment advisory fee schedule, it should be noted that sufficient data does not exist to evaluate the extent to which economies of scale or scope are being shared with the AllianceBernstein Mutual Funds’ shareholders. The Adviser has indicated that economies of scale are being shared with shareholders through fee structures, subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

17	The Fund (which includes the Portfolio and other Portfolios of the Fund) paid ABIS a flat fee of $18,000 in 2010.

36

AllianceBernstein Variable Products Series Fund

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli18 study on advisory fees and various fund characteristics.19 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.20 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $477 billion as of March 31, 2011, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance rankings of the Portfolio21 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)22 for the periods ended February 28, 201123

	Portfolio Return	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	28.08	28.08	22.86	2/3	3/9
3 year	5.79	1.90	1.68	1/3	2/9
5 year	4.75	4.75	3.90	2/3	3/8
10 year	0.30	3.21	3.79	2/2	6/6

18	The Deli study was originally published in 2002 based on 1997 data.

19	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arms length. See Jones V. Harris at 1429.

20	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

21	The performance rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns of the Portfolio shown were provided by Lipper.

22	The Portfolio’s PG and PU are not identical to the Portfolio’s EG and EU as the criteria for including/ excluding a fund in/from a PG/PU is somewhat different from that of an EG/EU.

23	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

37

GLOBAL THEMATIC GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)24 versus its benchmarks.25 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.26

	Periods Ending February 28, 2011 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Global Thematic Growth Portfolio[27]	28.08	5.79	4.75	0.30	5.85	25.98	0.06	10
MSCI AC World Index (Net)	21.54	–0.06	3.39	4.31	N/A	17.30	0.20	10
MSCI World Index (Net)[28]	21.67	–0.42	2.73	3.61	5.81	N/A	N/A	N/A
Inception Date: January 11, 1996

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: May 24, 2011

24	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

25	The Adviser provided Portfolio and benchmark performance return information for periods through February 28, 2011.

26	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be regarded as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

27	On May 1, 2009, the Portfolio’s benchmark changed from MSCI World (Net) Index to MSCI AC World Index.

28	Benchmark since inception date is the nearest month end after the Portfolio’s inception date.

38

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Intermediate Bond Portfolio

December 31, 2011

Annual Report

ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

INTERMEDIATE BOND PORTFOLIO	AllianceBernstein Variable Products Series Fund

LETTER TO INVESTORS

February 10, 2012

The following is an update of AllianceBernstein Variable Products Series Fund—AllianceBernstein Intermediate Bond Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2011.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is to generate income and price appreciation without assuming what AllianceBernstein L.P. (the “Adviser”) considers undue risk. The Portfolio invests, under normal circumstances, at least 80% of its net assets in fixed income securities. The Portfolio expects to invest in readily marketable fixed income securities with a range of maturities from short- to long-term and relatively attractive yields that do not involve undue risk of loss of capital. The Portfolio expects to invest in fixed income securities with a dollar-weighted average maturity of generally between three to ten years and an average duration of three to six years. The Portfolio may invest up to 25% of its net assets in below investment grade bonds (commonly known as “junk bonds”). The Portfolio may use leverage for investment purposes.

The Portfolio may invest without limit in U.S. dollar-denominated foreign fixed income securities and may invest up to 25% of its assets in non-U.S. dollar-denominated foreign fixed income securities. These investments may include, in each case, developed and emerging market debt securities. The Portfolio may invest in mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities, variable, floating and inverse floating rate instruments and preferred stock, and may use other investment techniques. The Portfolio intends, among other things, to enter into transactions such as reverse repurchase agreements and dollar rolls. The Portfolio may invest, without limit, in derivatives, such as options, futures, forwards or swap agreements.

INVESTMENT RESULTS

The table on page 4 shows the Portfolio’s performance compared to its benchmark, the Barclays Capital U.S. Aggregate Bond Index, for the one-, five- and 10-year periods ended December 31, 2011.

The Portfolio provided positive absolute returns, but underperformed its benchmark for the annual period ended December 31, 2011. Overall security selection and sector positioning detracted while yield curve positioning was positive. Within the Portfolio’s sector positioning, an underweight to Treasuries, an overweight to investment grade corporates and exposure to high yield detracted from relative performance. Security selection within the Portfolio’s corporate holdings, particularly an overweight in financials, detracted as did security selection within asset-backed CMBS holdings.

The Portfolio utilized Treasury futures and interest rate swaps to manage overall duration and interest rate risk. Yield curve positioning, specifically an overweight in the intermediate part of the yield curve, was a significant positive contributor. Credit default swap positions were held during the year to gain credit exposure early in the period, then as a hedge against cash positions in the second half of the year. Credit default swap positions were a slight positive contributor for the annual period.

MARKET REVIEW AND INVESTMENT STRATEGY

Fixed income markets were volatile in 2011, as the European sovereign debt crisis cast a shadow over the global economy. After a promising start to the year, yield spreads widened and stocks fell sharply for five straight months through September. Markets were hit by a series of shocks in 2011; first, oil prices spiked amid upheavals in the Middle East and North Africa; then, a natural disaster disrupted Japan’s economy and global supply chains; later, fears of a double dip recession resurfaced and the European sovereign debt crisis began to spread. Still scarred by the 2008 crisis, market participants reacted to adverse developments with repeated flights away from risk.

Fixed income markets posted solid positive absolute returns for the reporting period. The broad U.S. investment grade fixed income market posted positive returns every month, with the exception of June and November, as investors preferred fixed income over equity assets. U.S. Treasuries outperformed, benefiting from their status as a global safe haven. Treasury yields declined throughout the year; investment-grade corporates posted solid positive absolute returns, however underperformed Treasuries on a duration-matched basis. Corporate securities were helped during the year by continued strong revenue and earnings growth. Financial related corporates lagged within industries. Mortgage-backed securities were supported by government purchases, while CMBS benefited from a stabilization of property fundamentals and investor appetite for yield. After selling off late summer as risk aversion spiked, high yield corporates recovered in the final quarter of 2011.

The U.S. Investment Grade Core Fixed Income Investment Team (the “Team”) significantly reduced risk in the second half of 2011, moving the Portfolio closer to its benchmark. Specifically, the Team meaningfully reduced the Portfolio’s overweight in investment-grade corporate

1

AllianceBernstein Variable Products Series Fund

debt and cut its exposure to financials. The Portfolio’s investment-grade corporate positions are well diversified in order to minimize idiosyncratic risk. Modest exposure to high-yield corporate bonds was reduced, as well as an overweight in super-senior CMBS. The Team is keeping duration close to neutral and is maintaining a concentration in intermediate-maturity securities, where the steepness of the yield curve is most pronounced. The Team recognizes that in an environment of continued uncertainty, volatility will remain elevated. The Team is positioning the Portfolio accordingly, reining in active risk in order to mitigate losses associated with the liquidity preferences and heightened volatility of today’s markets. As fear abates and markets stabilize, the Team will be ready to seize potential opportunities.

2

INTERMEDIATE BOND PORTFOLIO
HISTORICAL PERFORMANCE	AllianceBernstein Variable Products Series Fund

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month-end.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For a free copy of the Portfolio’s prospectus, which contains this and other information, call your financial advisor or 800.984.7654. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio’s quoted performance would be lower. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Barclays Capital U.S. Aggregate Bond Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Barclays Capital U.S. Aggregate Bond Index represents the performance of securities within the U.S. investment-grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The market values of the Portfolio’s holdings rise and fall from day to day, so investments may lose value.

Foreign (Non-U.S.) Risk: Non-U.S. securities may be more volatile because of political, regulatory, market and economic uncertainties associated with such securities. Fluctuations in currency exchange risk may negatively affect the value of the investment or reduce returns. These risks are magnified in emerging or developing markets.

Derivatives Risk: Investing in derivative instruments such as options, futures, forwards or swaps can be riskier than traditional investments, and may be more volatile, especially in a down market.

Below Investment-Grade Securities Risk: Investments in fixed income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Interest Rate Risk: As interest rates rise, bond prices fall and vice versa—long-term securities tend to rise and fall more than short-term securities. The values of mortgage-related and asset-backed securities are particularly sensitive to changes in interest rates due to prepayment risk.

Leverage Risk: Trying to enhance investment returns by borrowing money or using other leverage tools—magnify both gains and losses, resulting in greater volatility.

Liquidity Risk: Liquidity risk is the difficulty of purchasing or selling a security at an advantageous time or price.

Inflation Risk: Prices for goods and services tend to rise over time, which may erode the purchasing power of investments.

Credit Risk: A bond’s credit rating reflects the issuer’s ability to make timely payments of interest or principal—the lower the rating, the higher the risk of default. If the issuer’s financial strength deteriorates, the issuer’s rating may be lowered and the bond’s value may decline.

These risks are fully discussed in the Variable Products prospectus.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

(Historical Performance continued on next page)

3

INTERMEDIATE BOND PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)	AllianceBernstein Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARK	NAV Returns
PERIODS ENDED DECEMBER 31, 2011	1 Year	5 Years*	10 Years*
AllianceBernstein Intermediate Bond Portfolio Class A	6.64%	6.26%	5.25%
AllianceBernstein Intermediate Bond Portfolio Class B	6.38%	6.00%	4.99%
Barclays Capital U.S. Aggregate Bond Index	7.84%	6.50%	5.78%
* Average annual returns.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual expense ratios as 0.68% and 0.93% for Class A and Class B, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

ALLIANCEBERNSTEIN INTERMEDIATE BOND PORTFOLIO CLASS A

GROWTH OF A $10,000 INVESTMENT

12/31/01 – 12/31/11

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Intermediate Bond Portfolio Class A shares (from 12/31/01 to 12/31/11) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on previous page.

4

INTERMEDIATE BOND PORTFOLIO
FUND EXPENSES (unaudited)	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees of other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees of other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,035.50	$3.23	0.63%
Hypothetical (5% return before expenses)	$1,000	$1,022.03	$3.21	0.63%

Class B
Actual	$1,000	$1,034.20	$4.51	0.88%
Hypothetical (5% return before expenses)	$1,000	$1,020.77	$4.48	0.88%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

5

INTERMEDIATE BOND PORTFOLIO
SECURITY TYPE BREAKDOWN*
December 31, 2011 (unaudited)	AllianceBernstein Variable Products Series Fund

SECURITY TYPE	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Governments—Treasuries	$37,901,795	26.0%
Mortgage Pass-Through’s	35,419,782	24.3
Corporates—Investment Grades	30,717,445	21.1
Agencies	8,552,852	5.8
Commercial Mortgage-Backed Securities	6,656,372	4.6
Asset-Backed Securities	5,983,651	4.1
Inflation-Linked Securities	4,293,124	2.9
Quasi-Sovereigns	1,406,044	1.0
Governments—Sovereign Agencies	982,510	0.7
Collateralized Mortgage Obligations	812,208	0.6
Corporates—Non-Investment Grades	541,544	0.4
Local Governments—Municipal Bonds	498,292	0.3
Governments—Sovereign Bonds	370,800	0.3
Other**	282,646	0.1
Short-Term Investments	11,335,423	7.8

Total Investments	$145,754,488	100.0%

*	The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

**	“Other” represents less than 0.1% weightings in the following security types: Common Stocks, Preferred Stocks and Warrants.

6

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2011	AllianceBernstein Variable Products Series Fund

	Principal Amount (000)			U.S. $ Value

GOVERNMENTS– TREASURIES–27.1%
MEXICO–1.6%
Mexican Bonos Series M 8.00%, 6/11/20		MXN	28,170	$2,237,743

UNITED STATES–25.5%
U.S. Treasury Bonds 4.50%, 2/15/36		U.S.$	2,610	3,415,430
4.625%, 2/15/40			3,480	4,693,650
5.375%, 2/15/31			490	698,403
U.S. Treasury Notes 0.875%, 11/30/16			870	872,651
1.00%, 8/31/16			11,855	11,984,670
1.50%, 6/30/16			3,950	4,084,857
2.00%, 11/15/21			305	308,479
2.625%, 4/30/16-11/15/20			8,912	9,605,912

				35,664,052

Total Governments–Treasuries (cost $35,462,781)				37,901,795

MORTGAGE PASS-THROUGH’S–25.3%
AGENCY FIXED RATE 30-YEAR–20.7%
Federal Home Loan Mortgage Corp. Gold
4.50%, 10/01/39			3,386	3,590,740
Series 2005
5.50%, 1/01/35			3,807	4,135,189
Series 2007
5.50%, 7/01/35			142	153,936
Federal National Mortgage Association
4.00%, TBA			3,545	3,723,358
3.50%, 12/01/41			2,105	2,167,076
4.00%, 1/01/41			1,881	1,975,524
5.50%, 6/01/38			1,630	1,772,509
6.00%, 5/01/31-2/01/40			2,501	2,749,487
Series 2002
7.00%, 3/01/32			18	20,965
Series 2003
5.00%, 11/01/33			148	160,144
5.50%, 4/01/33-7/01/33			519	565,403
Series 2004
5.50%, 4/01/34-11/01/34			461	501,706
6.00%, 9/01/34			254	282,190
Series 2005
4.50%, 8/01/35			454	482,825
5.00%, 10/01/35			1,176	1,269,334
5.50%, 2/01/35			559	609,115
Series 2006
5.00%, 2/01/36			239	257,736
Series 2007
4.50%, 9/01/35-8/01/37			609	647,714
5.00%, 7/01/36			173	186,706

Series 2008
5.50%, 5/01/38	U.S.$		372	$404,588
6.00%, 3/01/37-5/01/38			2,693	2,966,236
Series 2010
6.00%, 4/01/40			343	376,667
Government National Mortgage Association Series 1994 9.00%, 9/15/24			5	6,058

				29,005,206

AGENCY FIXED RATE 15-YEAR–2.4%
Federal National Mortgage Association
4.50%, TBA			915	975,333
4.50%, 6/01/26			2,286	2,435,169

				3,410,502

AGENCY ARMS–2.2%
Federal Home Loan Mortgage Corp.
2.583%, 4/01/36(a)			626	666,661
3.969%, 10/01/39(a)			835	877,855
5.148%, 11/01/35(b)			338	356,734
Series 2007
4.011%, 1/01/37(b)			70	74,020
Federal National Mortgage Association
Series 2003
2.685%, 12/01/33(a)			191	202,233
Series 2006
2.075%, 3/01/36(a)			123	129,542
2.261%, 2/01/36(a)			183	194,978
2.55%, 11/01/36(b)			156	166,180
Series 2007
2.441%, 3/01/34(a)			321	335,871

				3,004,074

Total Mortgage Pass-Through’s (cost $34,165,141)				35,419,782

CORPORATES–INVESTMENT GRADES–21.9%
INDUSTRIAL–9.8%
BASIC–1.0%
AngloGold Ashanti Holdings PLC 5.375%, 4/15/20			250	244,688
ArcelorMittal 6.125%, 6/01/18			280	276,517
Dow Chemical Co. (The)
7.60%, 5/15/14			81	91,596
8.55%, 5/15/19			143	187,091
International Paper Co. 7.95%, 6/15/18			196	238,577
Packaging Corp. of America 5.75%, 8/01/13			155	163,343

7

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

PPG Industries, Inc. 5.75%, 3/15/13	U.S.$	152	$160,210

			1,362,022

CAPITAL GOODS–0.5%
Holcim US Finance Sarl & Cie SCS 6.00%, 12/30/19(c)		41	42,249
Owens Corning 6.50%, 12/01/16		265	289,216
Republic Services, Inc.
5.25%, 11/15/21		150	170,083
5.50%, 9/15/19		230	265,437

			766,985

COMMUNICATIONS– MEDIA–2.1%
CBS Corp. 8.875%, 5/15/19		140	179,815
Comcast Cable Communications Holdings, Inc. 9.455%, 11/15/22		280	398,972
DirecTV Holdings LLC/DirecTV Financing Co., Inc.
3.50%, 3/01/16		95	97,938
4.75%, 10/01/14		160	172,826
News America, Inc. 9.25%, 2/01/13		235	253,127
Reed Elsevier Capital, Inc. 8.625%, 1/15/19		320	399,387
TCI Communications, Inc. 7.875%, 2/15/26		210	278,128
Time Warner Cable, Inc. 7.50%, 4/01/14		145	162,350
Time Warner Entertainment Co. LP 8.375%, 3/15/23		371	483,191
Virgin Media Secured Finance PLC 5.25%, 1/15/21		200	211,896
WPP Finance UK 8.00%, 9/15/14		315	350,881

			2,988,511

COMMUNICATIONS– TELECOMMUNICATIONS–0.9%
American Tower Corp. 5.05%, 9/01/20		340	340,615
AT&T Corp. 8.00%, 11/15/31		20	28,251
AT&T, Inc. 4.45%, 5/15/21		177	194,428
Telecom Italia Capital SA
6.175%, 6/18/14		355	341,462
6.375%, 11/15/33		40	30,294

United States Cellular Corp. 6.70%, 12/15/33	U.S.$	380	$381,546

			1,316,596

CONSUMER CYCLICAL– AUTOMOTIVE–0.2%
Harley-Davidson Funding Corp. 5.75%, 12/15/14(c)		300	323,874

CONSUMER CYCLICAL– ENTERTAINMENT–0.7%
Time Warner, Inc. 7.625%, 4/15/31		390	503,444
Viacom, Inc. 5.625%, 9/15/19		375	420,998

			924,442

CONSUMER CYCLICAL– OTHER–0.3%
Marriott International, Inc./DE Series J 5.625%, 2/15/13		372	387,820

CONSUMER CYCLICAL– RETAILERS–0.1%
CVS Caremark Corp. 6.60%, 3/15/19		180	219,403

CONSUMER NON- CYCLICAL–0.9%
Ahold Finance USA LLC 6.875%, 5/01/29		290	375,775
Bunge Ltd. Finance Corp.
5.10%, 7/15/15		206	215,614
5.875%, 5/15/13		180	187,347
Cadbury Schweppes US Finance LLC 5.125%, 10/01/13(c)		350	372,967
Delhaize Group SA 5.875%, 2/01/14		105	113,964
Whirlpool Corp. 8.60%, 5/01/14		55	61,387

			1,327,054

ENERGY–1.2%
Anadarko Petroleum Corp.
5.95%, 9/15/16		92	104,287
6.45%, 9/15/36		124	141,372
ConocoPhillips Holding Co. 6.95%, 4/15/29		155	211,311
Marathon Petroleum Corp.
3.50%, 3/01/16		50	50,895
5.125%, 3/01/21		86	89,842
Nabors Industries, Inc. 9.25%, 1/15/19		254	319,505

8

AllianceBernstein Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

Noble Energy, Inc. 8.25%, 3/01/19	U.S.$	316	$410,924
Noble Holding International Ltd. 4.90%, 8/01/20		32	33,898
Weatherford International Ltd./Bermuda
6.00%, 3/15/18		12	13,352
9.625%, 3/01/19		190	245,725

			1,621,111

OTHER INDUSTRIAL–0.2%
Noble Group Ltd. 6.75%, 1/29/20(c)		335	288,100

TECHNOLOGY–0.7%
Agilent Technologies, Inc. 5.00%, 7/15/20		64	71,663
Computer Sciences Corp. 5.50%, 3/15/13		239	237,805
Hewlett-Packard Co. 4.65%, 12/09/21		162	170,923
Motorola Solutions, Inc. 7.50%, 5/15/25		25	29,495
Xerox Corp. 8.25%, 5/15/14		375	423,143

			933,029

TRANSPORTATION– AIRLINES–0.3%
Southwest Airlines Co. 5.25%, 10/01/14		210	224,116
5.75%, 12/15/16		155	171,942

			396,058

TRANSPORTATION– SERVICES–0.7%
Asciano Finance Ltd. 3.125%, 9/23/15(c)		420	406,158
Con-way, Inc. 6.70%, 5/01/34		263	259,553
Ryder System, Inc.
5.85%, 11/01/16		116	133,339
7.20%, 9/01/15		108	127,637

			926,687

			13,781,692

FINANCIAL INSTITUTIONS–8.6%
BANKING–5.1%
Bank of America Corp. Series L 5.65%, 5/01/18		545	519,250
Bear Stearns Cos. LLC (The) 5.70%, 11/15/14		450	489,389
Citigroup, Inc.
6.50%, 8/19/13		355	369,542
8.50%, 5/22/19		340	400,209

Compass Bank 5.50%, 4/01/20	U.S.$	250	$241,735
Goldman Sachs Group, Inc. (The)
5.25%, 7/27/21		88	85,848
6.00%, 6/15/20		395	404,623
7.50%, 2/15/19		295	325,801
JPMorgan Chase & Co. 4.40%, 7/22/20		420	428,911
Macquarie Group Ltd. 4.875%, 8/10/17(c)		425	400,819
Merrill Lynch & Co., Inc. 6.05%, 5/16/16		315	296,906
Morgan Stanley
5.50%, 7/24/20		240	218,215
6.625%, 4/01/18		295	291,296
National Capital Trust II 5.486%, 3/23/15(c)		122	111,004
National Westminster Bank PLC 6.50%, 9/07/21	GBP	50	59,478
Nationwide Building Society 6.25%, 2/25/20(c)	U.S.$	330	327,420
Royal Bank of Scotland PLC (The) 6.125%, 1/11/21		240	236,767
Santander US Debt SA Unipersonal 2.991%, 10/07/13(c)		400	382,405
Societe Generale SA 2.50%, 1/15/14(c)		205	189,830
Standard Chartered PLC 6.409%, 1/30/17(c)		100	81,438
UFJ Finance Aruba AEC 6.75%, 7/15/13		240	256,454
Unicredit Luxembourg Finance SA 6.00%, 10/31/17(c)		190	142,985
Union Bank NA 5.95%, 5/11/16		250	270,550
Wachovia Corp. 5.50%, 5/01/13		505	532,825

			7,063,700

FINANCE–0.2%
SLM Corp. Series A 5.375%, 5/15/14		248	248,174

INSURANCE–2.8%
Allstate Corp. (The) 6.125%, 5/15/37		305	277,169
American International Group, Inc. 6.40%, 12/15/20		215	216,984
Coventry Health Care, Inc. 6.30%, 8/15/14		280	304,658

9

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

Genworth Financial, Inc. 6.515%, 5/22/18	U.S.$	332	$304,692
Guardian Life Insurance Co. of America 7.375%, 9/30/39(c)		210	267,314
Hartford Financial Services Group, Inc.
4.00%, 3/30/15		85	85,412
5.50%, 3/30/20		200	202,985
Humana, Inc.
6.30%, 8/01/18		50	55,906
7.20%, 6/15/18		85	99,149
Lincoln National Corp. 8.75%, 7/01/19		113	137,449
Markel Corp. 7.125%, 9/30/19		200	232,226
Massachusetts Mutual Life Insurance Co. 8.875%, 6/01/39(c)		225	329,120
MetLife, Inc.
7.717%, 2/15/19		109	136,680
10.75%, 8/01/39		140	184,800
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(c)		360	435,043
Principal Financial Group, Inc. 7.875%, 5/15/14		285	317,763
XL Group PLC
5.25%, 9/15/14		110	116,327
6.25%, 5/15/27		200	202,667

			3,906,344

OTHER FINANCE–0.3%
Aviation Capital Group Corp. 7.125%, 10/15/20(c)		155	151,500
ORIX Corp. 4.71%, 4/27/15		312	322,338

			473,838

REITS–0.2%
HCP, Inc. 5.375%, 2/01/21		232	243,225
Ventas Realty LP/Ventas Capital Corp. 6.75%, 4/01/17		84	87,116

			330,341

			12,022,397

UTILITY–2.4%
ELECTRIC–1.5%
Ameren Corp. 8.875%, 5/15/14		235	263,333
Constellation Energy Group, Inc. 5.15%, 12/01/20		325	352,183

FirstEnergy Corp. Series C 7.375%, 11/15/31	U.S.$	420	$516,506
Nisource Finance Corp. 6.80%, 1/15/19		340	398,224
SPI Electricity & Gas Australia Holdings Pty Ltd.
6.15%, 11/15/13(c)		235	249,407
TECO Finance, Inc.
4.00%, 3/15/16		95	99,913
5.15%, 3/15/20		120	133,338
Union Electric Co. 6.70%, 2/01/19		45	54,668

			2,067,572

NATURAL GAS–0.9%
DCP Midstream LLC 5.35%, 3/15/20(c)		108	115,580
Energy Transfer Partners LP
6.70%, 7/01/18		24	26,626
7.50%, 7/01/38		336	383,619
EQT Corp. 8.125%, 6/01/19		205	240,459
Kinder Morgan Energy Partners LP 4.15%, 3/01/22		143	145,450
TransCanada PipeLines Ltd. 6.35%, 5/15/67		235	235,791
Williams Partners LP 5.25%, 3/15/20		173	191,505

			1,339,030

			3,406,602

NON CORPORATE SECTORS–1.1%
AGENCIES–NOT GOVERNMENT GUARANTEED–1.1%
Abu Dhabi National Energy Co. 4.125%, 3/13/17(c)		360	363,884
Gazprom OAO Via Gaz Capital SA 6.212%, 11/22/16(c)		340	351,900
IPIC GMTN Ltd. 3.75%, 3/01/17(c)		360	358,650
Petrobras International Finance Co.–Pifco 5.75%, 1/20/20		275	294,283
VTB Bank OJSC Via VTB Capital SA 6.609%, 10/31/12(c)		135	138,037

			1,506,754

Total Corporates–Investment Grades (cost $28,567,860)			30,717,445

10

AllianceBernstein Variable Products Series Fund

	Principal Amount (000)			U.S. $ Value

AGENCIES–6.1%
AGENCY DEBENTURES–6.1%
Federal Farm Credit Bank
0.315%, 9/20/12(b)	U.S.$		1,750	$1,751,601
0.324%, 9/29/14(b)			880	880,502
Federal National Mortgage Association
0.315%, 9/17/12(b)			1,560	1,561,418
6.25%, 5/15/29			1,020	1,436,024
6.625%, 11/15/30			80	118,492
Residual Funding Corp. Principal Strip Zero Coupon, 7/15/20			3,365	2,804,815

Total Agencies (cost $8,013,973)				8,552,852

COMMERCIAL MORTGAGE-BACKED SECURITIES–4.7%
NON-AGENCY FIXED RATE CMBS–4.7%
Banc of America Merrill Lynch Commercial Mortgage, Inc. Series 2006-5, Class A4 5.414%, 9/10/47			455	491,659
Greenwich Capital Commercial Funding Corp. Series 2005-GG5, Class AJ 5.278%, 4/10/37			235	144,062
GS Mortgage Securities Corp. II Series 2004-GG2, Class A6 5.396%, 8/10/38			300	321,231
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2006-CB14, Class A4 5.481%, 12/12/44			545	592,678
LB-UBS Commercial Mortgage Trust
Series 2004-C4, Class A4
5.32%, 6/15/29			830	889,454
Series 2006-C1, Class A4 5.156%, 2/15/31			1,240	1,368,006
Merrill Lynch Mortgage Trust Series 2005-CIP1, Class A2 4.96%, 7/12/38			694	700,391
Merrill Lynch/Countrywide Commercial Mortgage Trust

Series 2006-3, Class A2
5.291%, 7/12/46	U.S.$		697	$705,439
Series 2006-4, Class AM
5.204%, 12/12/49			285	267,373
Series 2007-9, Class A4
5.70%, 9/12/49			1,105	1,176,079

Total Commercial Mortgage-Backed Securities (cost $6,080,371)				6,656,372

ASSET-BACKED SECURITIES–4.3%
AUTOS–FIXED RATE–2.5%
Ally Auto Receivables Trust Series 2011-5, Class A2 0.80%, 6/16/14			490	489,687
AmeriCredit Automobile Receivables Trust Series 2011-5, Class A2 1.19%, 8/08/15			175	174,856
CarMax Auto Owner Trust
Series 2009-2, Class A4
2.82%, 12/15/14			165	169,438
Series 2011-3, Class A3
1.07%, 6/15/16			176	175,512
Ford Auto Securitization Trust Series 2011-R3A, Class A2 1.96%, 7/15/15(c)		CAD	521	511,345
Ford Credit Auto Lease Trust Series 2011-B, Class A2 0.82%, 1/15/14		U.S.$	463	462,487
Mercedes-Benz Auto Lease Trust Series 2011-B, Class A2 0.90%, 1/15/14(c)			496	495,623
Porsche Innovative Lease Owner Trust Series 2011-1, Class A3 1.09%, 9/22/14(c)			455	454,470
Santander Drive Auto Receivables Trust Series 2011-4, Class A2 1.37%, 3/16/15			202	201,842
Volkswagen Auto Lease Trust Series 2011-A, Class A2 1.00%, 2/20/14			367	367,235

				3,502,495

CREDIT CARDS–FLOATING RATE–0.9%
American Express Credit Account Master Trust Series 2011-1, Class A 0.448%, 4/17/17(b)			735	735,020

11

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Principal Amount (000)				U.S. $ Value

Discover Card Master Trust
Series 2009-A1, Class A1
1.578%, 12/15/14(b)	U.S.$		180	$180,955
Series 2009-A2, Class A
1.578%, 2/17/15(b)			185	186,327
Series 2010-A1, Class A1
0.928%, 9/15/15(b)			166	166,948

				1,269,250

OTHER ABS–FIXED RATE–0.5%
CNH Equipment Trust Series 2010-C, Class A3 1.17%, 5/15/15			324	324,251
GE Equipment Midticket LLC Series 2011-1, Class A3 1.00%, 8/24/15			155	154,966
GE Equipment Small Ticket LLC Series 2011-2A, Class A2 1.14%, 6/23/14(c)			202	201,622

				680,839

HOME EQUITY LOANS–FIXED RATE–0.2%
Asset Backed Funding Certificates Series 2003-WF1, Class A2 1.382%, 12/25/32			77	65,570
Citifinancial Mortgage Securities, Inc. Series 2003-1, Class AFPT 3.36%, 1/25/33			68	57,666
Credit-Based Asset Servicing and Securitization LLC Series 2003-CB1, Class AF 3.95%, 1/25/33			164	140,836

				264,072

AUTOS–FLOATING RATE–0.1%
Navistar Financial Dealer Note Master Trust Series 2011-1, Class A 1.444%, 10/25/16(b)(c)			183	183,000

HOME EQUITY LOANS–FLOATING RATE–0.1%
HSBC Home Equity Loan Trust Series 2005-3, Class A1 0.545%, 1/20/35(b)			94	83,480
Option One Mortgage Loan Trust Series 2007-2, Class M1 0.654%, 3/25/37(b)(d)			156	515

				83,995

Total Asset-Backed Securities (cost $6,208,898)				$5,983,651

INFLATION-LINKED SECURITIES–3.1%
UNITED STATES–3.1%
U.S. Treasury Inflation Index 1.875%, 7/15/13 (TIPS) (cost $4,284,220)		U.S.$	4,105	4,293,124

QUASI-SOVEREIGNS–1.0%
QUASI-SOVEREIGN BONDS–1.0%
INDONESIA–0.3%
Perusahaan Listrik Negara PT 5.50%, 11/22/21(c)			360	366,300

KAZAKHSTAN–0.2%
KazMunayGas National Co. 7.00%, 5/05/20(c)			212	224,190

MALAYSIA–0.3%
Petronas Capital Ltd. 5.25%, 8/12/19(c)			420	470,985

RUSSIA–0.2%
Russian Agricultural Bank OJSC Via RSHB Capital SA 6.299%, 5/15/17(c)			345	344,569

Total Quasi-Sovereigns (cost $1,329,357)				1,406,044

GOVERNMENTS–SOVEREIGN AGENCIES–0.7%
GERMANY–0.1%
Landwirtschaftliche Rentenbank 5.125%, 2/01/17			70	81,717

UNITED KINGDOM–0.6%
Royal Bank of Scotland PLC (The) 2.625%, 5/11/12(c)			895	900,793

Total Governments–Sovereign Agencies (cost $966,426)				982,510

COLLATERALIZED MORTGAGE OBLIGATIONS–0.6%
NON-AGENCY FIXED RATE–0.3%
Citigroup Mortgage Loan Trust, Inc. Series 2005-2, Class 1A4 4.959%, 5/25/35			193	165,446

12

AllianceBernstein Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

Indymac Index Mortgage Loan Trust Series 2006-AR7, Class 4A1 5.408%, 5/25/36	U.S.$	154	$65,470
JP Morgan Alternative Loan Trust Series 2006-A3, Class 2A1 2.665%, 7/25/36		324	168,028

			398,944

NON-AGENCY ARMS–0.2%
Citigroup Mortgage Loan Trust, Inc. Series 2006-AR1, Class 3A1 2.69%, 3/25/36(b)		310	190,316

NON-AGENCY FLOATING RATE–0.1%
Countrywide Alternative Loan Trust
Series 2005-62, Class 2A1
1.208%, 12/25/35(b)		89	52,101
Series 2007-OA3, Class M1
0.604%, 4/25/47(b)(d)		66	139
WaMu Mortgage Pass Through Certificates Series 2007-OA1, Class A1A 0.908%, 2/25/47(b)		268	135,284

			187,524

AGENCY FIXED RATE–0.0%
Fannie Mae Grantor Trust Series 2004-T5, Class AB4 0.85%, 5/28/35		50	35,424

Total Collateralized Mortgage Obligations (cost $1,453,431)			812,208

CORPORATES–NON-INVESTMENT GRADES–0.4%
FINANCIAL INSTITUTIONS–0.4%
BANKING–0.2%
ABN Amro Bank NV 4.31%, 3/10/16	EUR	125	108,394
BankAmerica Capital II Series 2 8.00%, 12/15/26	U.S.$	98	88,200
LBG Capital No.1 PLC 8.00%, 6/15/20(c)		175	126,350

			322,944

BROKERAGE–0.0%
Lehman Brothers Holdings, Inc.
6.20%, 9/26/14(e)		75	19,781
7.875%, 11/01/09(e)		43	11,019

			30,800

INSURANCE–0.2%
XL Group PLC Series E 6.50%, 4/15/17	U.S.$	240	$187,800

			541,544

INDUSTRIAL–0.0%
CONSUMER CYCLICAL– ENTERTAINMENT–0.0%
Greektown Holdings LLC 10.75%, 12/01/13(d)(e)		55	0

CONSUMER NON-CYCLICAL–0.0%
Voyager Learning Exchange 8.375%, 12/01/14(d) (e)(f)		70	0

Total Corporates–Non-Investment Grades (cost $495,840)			541,544

LOCAL GOVERNMENTS– MUNICIPAL BONDS–0.3%
UNITED STATES–0.3%
California GO
7.625%, 3/01/40 (cost $413,453)		405	498,292

GOVERNMENTS–SOVEREIGN BONDS–0.3%
QATAR–0.3%
State of Qatar 4.50%, 1/20/22(c) (cost $356,245)		360	370,800

		Shares
PREFERRED STOCKS–0.2%
FINANCIAL INSTITUTIONS–0.2%
FINANCE–0.1%
Citigroup Capital XII 8.50%		7,000	176,313

REITS–0.1%
Sovereign Real Estate Investment Trust 12.00%(c)		93	103,463

Total Preferred Stocks (cost $262,659)			279,776

COMMON STOCKS–0.0%
Greektown Superholdings, Inc.(d)(f)(g) (cost $4)		41	2,870

WARRANTS–0.0%
Talon Equity Co., expiring 11/15/24(d)(f)(g) (cost $0)		47	0

13

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

SHORT-TERM INVESTMENTS–8.1%
TIME DEPOSIT–5.0%
State Street Time Deposit 0.01%, 1/03/12 (cost $7,048,612)	U.S.$	7,049	$7,048,612

GOVERNMENTS– TREASURIES–3.1%
Japan Treasury Discount Bill Series 236 Zero Coupon, 2/20/12 (cost $4,290,708)	JPY	330,000	4,286,811

Total Short-Term Investments (cost $11,339,320)			11,335,423

TOTAL INVESTMENTS–104.1% (cost $139,399,979)			145,754,488
Other assets less liabilities–(4.1)%			(5,753,003)

NET ASSETS–100.0%			$140,001,485

FUTURES CONTRACTS (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at December 31, 2011	Unrealized Appreciation/ (Depreciation)
Sold Contracts
U.S. T-Note 2 Yr Futures	17	March 2012	$3,746,926	$3,749,297	$ (2,371)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at December 31, 2011	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Goldman Sachs International:
Brazilian Real settling 1/04/12	1,241	$661,669	$665,411	$3,742
Brazilian Real settling 1/04/12	1,241	681,393	665,411	(15,982)
State Street Bank and Trust Co.:
Mexican Nuevo Peso settling 1/20/12	1,139	81,613	81,540	(73)

Sale Contracts
Barclays Bank PLC Wholesale:
Japanese Yen settling 2/22/12	330,000	4,302,477	4,290,766	11,711
Citibank N.A.:
Euro settling 1/19/12	186	242,331	241,158	1,173
Goldman Sachs International:
Brazilian Real settling 1/04/12	1,241	665,286	665,411	(125)
Brazilian Real settling 1/04/12	1,241	661,669	665,412	(3,743)
HSBC BankUSA:
Canadian Dollar settling 1/05/12	520	503,726	510,719	(6,993)

14

AllianceBernstein Variable Products Series Fund

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at December 31, 2011	Unrealized Appreciation/ (Depreciation)
Sale Contracts (continued)
Mexican Nuevo Peso settling 1/20/12	32,784	$2,359,334	$2,346,335	$12,999
State Street Bank and Trust Co.:
Great British Pound settling 1/19/12	46	71,060	71,309	(249)

				$2,460

CREDIT DEFAULT SWAP CONTRACTS ON INDICES (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Deal (Pay) Receive Rate	Implied Credit Spread at December 31, 2011	Notional Amount (000)	Market Value	Upfront Premiums (Paid) Received	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Morgan Stanley Capital Services Inc.:
CDX-NAHYS17V1-5Y, 12/20/2016*	(5.00)%	6.86%	$2,264	$151,524	$(206,091)	$(54,567)
CDX-NAIGS17V1-5Y, 12/20/16*	(1.00)	1.20	2,940	26,256	(54,465)	(28,209)
ITRAXX-FINSENS16V1-5Y 12/20/16*	(1.00)	2.75	EUR 1,420	139,308	(165,481)	(26,173)

						$(108,949)

*	Termination date

(a)	Variable rate coupon, rate shown as of December 31, 2011.

(b)	Floating Rate Security. Stated interest rate was in effect at December 31, 2011.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2011, the aggregate market value of these securities amounted to $10,583,194 or 7.6% of net assets.

(d)	Illiquid security.

(e)	Security is in default and is non-income producing.

(f)	Fair valued.

(g)	Non-income producing security.

Currency Abbreviations:

CAD—Canadian Dollar

EUR—Euro

GBP—Great British Pound

JPY—Japanese Yen

MXN—Mexican Peso

Glossary:

ABS—Asset-Backed Securities

ARMs—Adjustable Rate Mortgages

CMBS—Commercial Mortgage-Backed Securities

GO—General Obligation

OJSC—Open Joint Stock Company

REIT—Real Estate Investment Trust

TIPS—Treasury Inflation Protected Security

See notes to financial statements.

15

INTERMEDIATE BOND PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2011	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $139,399,979)	$145,754,488	(a)
Cash	9,766	(b)
Foreign currencies, at value (cost $82,432)	81,644
Interest receivable	904,350
Premium paid on credit default swap contracts	426,037
Receivable for investment securities sold and foreign currency transactions	53,610
Unrealized appreciation of forward currency exchange contracts	29,625
Receivable for capital stock sold	13,112
Other assets (see Note F)	393,350

Total assets	147,665,982

LIABILITIES
Payable for investment securities purchased	5,854,839
Payable for capital stock redeemed	985,182
Collateral received from broker	520,000
Unrealized depreciation on credit default swap contracts	108,949
Advisory fee payable	54,385
Unrealized depreciation of forward currency exchange contracts	27,165
Administrative fee payable	18,377
Distribution fee payable	7,227
Payable for variation margin on futures contracts	1,328
Transfer Agent fee payable	113
Accrued expenses	86,932

Total liabilities	7,664,497

NET ASSETS	$140,001,485

COMPOSITION OF NET ASSETS
Capital stock, at par	$11,195
Additional paid-in capital	124,826,530
Undistributed net investment income	5,119,003
Accumulated net realized gain on investment and foreign currency transactions	3,473,001
Net unrealized appreciation on investments, foreign currency denominated assets and liabilities and other assets	6,571,756

	$140,001,485

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$106,027,762	8,458,010	$12.54
B	$33,973,723	2,737,327	$12.41

(a)	Includes investment of cash collateral of $520,000 received from broker for credit default swap contracts.

(b)	An amount of $8,500 has been segregated to collateralize margin requirements for open futures contracts outstanding at December 31, 2011.

See notes to financial statements.

16

INTERMEDIATE BOND PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2011	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Interest	$5,979,987
Dividends	26,035
Other income	599

6,006,621

EXPENSES
Advisory fee (see Note B)	663,933
Distribution fee—Class B	87,163
Transfer agency—Class A	2,308
Transfer agency—Class B	713
Custodian	128,470
Administrative	63,482
Audit	47,556
Legal	28,948
Printing	5,600
Directors’ fees	3,725
Miscellaneous	12,557

Total expenses	1,044,455

Net investment income	4,962,166

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	4,050,426
Futures contracts	(20,682)
Swap contracts	(32,885)
Foreign currency transactions	103,237
Net change in unrealized appreciation/depreciation of:
Investments	575,445
Futures contracts	(2,371)
Swap contracts	(148,463)
Foreign currency denominated assets and liabilities and other assets	(146,776)

Net gain on investment and foreign currency transactions	4,377,931

NET INCREASE IN NET ASSETS FROM OPERATIONS	$9,340,097

See notes to financial statements.

17

INTERMEDIATE BOND PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Year Ended December 31, 2011	Year Ended December 31, 2010
INCREASE IN NET ASSETS FROM OPERATIONS
Net investment income	$4,962,166	$6,448,632
Net realized gain on investment and foreign currency transactions	4,100,096	3,177,853
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities and other assets	277,835	5,260,540

Net increase in net assets from operations	9,340,097	14,887,025
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income
Class A	(5,325,732)	(6,728,638)
Class B	(1,547,372)	(2,087,520)
Net realized gain on investment transactions
Class A	(406,275)	–0	–
Class B	(125,758)	–0	–
CAPITAL STOCK TRANSACTIONS
Net decrease	(20,557,001)	(18,434,992)

Total decrease	(18,622,041)	(12,364,125)
NET ASSETS
Beginning of period	158,623,526	170,987,651

End of period (including undistributed net investment income of $5,119,003 and $6,574,840, respectively)	$140,001,485	$158,623,526

See notes to financial statements.

18

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2011	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Intermediate Bond Portfolio (the “Portfolio”), is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is to generate income and price appreciation without assuming what the Adviser considers undue risk. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers fourteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter market (“OTC”) put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price); open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties, which are approved by the Board of Directors.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement

19

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2011:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Governments—Treasuries	$–0	–	$37,901,795		$–0	–	$37,901,795
Mortgage Pass-Through’s	–0	–	35,419,782		–0	–	35,419,782
Corporates—Investment Grades	–0	–	30,717,445		–0	–	30,717,445
Agencies	–0	–	8,552,852		–0	–	8,552,852
Commercial Mortgage-Backed Securities	–0	–	5,068,858		1,587,514		6,656,372
Asset-Backed Securities	–0	–	4,954,745		1,028,906		5,983,651
Inflation-Linked Securities	–0	–	4,293,124		–0	–	4,293,124
Quasi-Sovereigns	–0	–	1,406,044		–0	–	1,406,044
Governments—Sovereign Agencies	–0	–	982,510		–0	–	982,510
Collateralized Mortgage Obligations	–0	–	35,424		776,784		812,208
Corporates—Non-Investment Grades	–0	–	541,544		–0	–^	541,544
Local Governments—Municipal Bonds	–0	–	498,292		–0	–	498,292
Governments—Sovereign Bonds	–0	–	370,800		–0	–	370,800
Preferred Stocks	176,313		103,463		–0	–	279,776
Common Stocks	–0	–	–0	–	2,870		2,870
Warrants	–0	–	–0	–	–0	–^	–0	–
Short-Term Investments:
Time Deposit	–0	–	7,048,612		–0	–	7,048,612
Government—Treasuries	–0	–	4,286,811		–0	–	4,286,811

Total Investments in Securities	176,313		142,182,101		3,396,074		145,754,488
Other Financial Instruments*:
Assets:
Forward Currency Exchange Contracts	–0	–	29,625		–0	–	29,625
Liabilities:
Futures Contracts	(2,371)		–0	–	–0	–	(2,371	)#
Forward Currency Exchange Contracts	–0	–	(27,165)		–0	–	(27,165)
Credit Default Swap Contracts	–0	–	(108,949)		–0	–	(108,949)

Total	$173,942		$142,075,612		$3,396,074		$145,645,628

^	The Portfolio held securities with zero market value at period end.

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

20

AllianceBernstein Variable Products Series Fund

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value. The transfers between levels of the fair value hierarchy assumes the financial instrument was transferred at the beginning of the reporting period.

	Commercial Mortgage- Backed Securities		Asset- Backed Securities		Collateralized Mortgage Obligations
Balance as of 12/31/10	$5,004,541		$1,034,307		$1,221,568
Accrued discounts/(premiums)	40,905		155		10
Realized gain (loss)	303,323		(79,293)		(713,097)
Change in unrealized appreciation/depreciation	(356,406)		51,484		597,255
Purchases	–0	–	357,008		–0	–
Sales	(3,404,849)		(334,755)		(328,952)
Transfers in to Level 3	–0	–	–0	–	–0	–
Transfers out of Level 3	–0	–	–0	–	–0	–

Balance as of 12/31/11	$1,587,514		$1,028,906		$776,784

Net change in unrealized appreciation/depreciation from Investments held as of 12/31/11*	$(86,869)		$(5,706)		$13,867

	Corporates - Non-Investment Grades^		Common Stocks		Warrants^
Balance as of 12/31/10	$–0	–	$2,870		$8,827
Accrued discounts/(premiums)	–0	–	–0	–	–0	–
Realized gain (loss)	–0	–	44,153		9,277
Change in unrealized appreciation/depreciation	–0	–	–0	–	(6,687)
Purchases	–0	–	–0	–	–0	–
Sales	–0	–	(44,153)		(11,417)
Transfers in to Level 3	–0	–	–0	–	–0	–
Transfers out of Level 3	–0	–	–0	–	–0	–

Balance as of 12/31/11	$–0	–	$2,870		$–0	–

Net change in unrealized appreciation/depreciation from Investments held as of 12/31/11*	$–0	–	$–0	–	$–0	–

	Total
Balance as of 12/31/10	$7,272,113
Accrued discounts/(premiums)	41,070
Realized gain (loss)	(435,637)
Change in unrealized appreciation/depreciation	285,646
Purchases	357,008
Sales	(4,124,126)
Transfers in to Level 3	–0	–
Transfers out of Level 3	–0	–

Balance as of 12/31/11	$3,396,074

Net change in unrealized appreciation/depreciation from Investments held as of 12/31/11*	$(78,708)

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

^	The Portfolio held a security with zero market value at period end.

21

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .45% of the first $2.5 billion, .40% of the next $2.5 billion and .35% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2011, such fee amounted to $63,482.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,310 for the year ended December 31, 2011.

22

AllianceBernstein Variable Products Series Fund

Brokerage commissions paid on investment transactions for the year ended December 31, 2011 amounted to $405, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2011 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$24,900,502	$56,481,468
U.S. government securities	127,423,969	115,295,396

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures, swap contracts and foreign currency transactions) are as follows:

Cost	$139,405,317

Gross unrealized appreciation	7,876,661
Gross unrealized depreciation	(1,527,490)

Net unrealized appreciation	$6,349,171

1. Derivative Financial Instruments

The Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures Contracts

The Portfolio may buy or sell futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market or for investment purposes. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover. The Portfolio may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into a futures contract, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value

23

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements). When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended December 31, 2011, the Portfolio held futures contracts for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Portfolio has in that particular currency contract.

During the year ended December 31, 2011, the Portfolio held forward currency exchange contracts for hedging purposes.

•	Swap Agreements

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swap agreements to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap agreement.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts.

24

AllianceBernstein Variable Products Series Fund

Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended December 31, 2011, the Portfolio held interest rate swap contracts for hedging and non-hedging purposes.

Credit Default Swaps:

The Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap agreement, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. The accrual for these interim payments is recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Upfront premiums paid or received in connection with credit default swap contracts are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap agreement, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap contract (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

During the year ended December 31, 2011, the Portfolio held credit default swap contracts for hedging purposes.

Implied credit spreads utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

25

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Documentation governing the Portfolio’s swap transactions may contain provisions for early termination of a swap in the event the net assets of the Portfolio decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate the swap and require the Portfolio to pay or receive a settlement amount in connection with the terminated swap transaction.

At December 31, 2011, the Portfolio had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$29,625	Unrealized depreciation of forward currency exchange contracts	$27,165
Credit contracts			Unrealized depreciation on credit default swap contracts	108,949
Interest rate contracts			Receivable/Payable for variation margin on futures contracts	2,371	*

Total		$29,625		$138,485

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the year ended December 31, 2011:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities and other assets	$295,732	$(214,484)
Credit contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	47,966	(108,949)
Interest rate contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	(80,851)	(39,514)
Interest rate contracts	Net realized gain (loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	(20,682)	(2,371)

Total		$242,165	$(365,318)

For the year ended December 31, 2011, the average monthly principal amount of foreign exchange contracts was $16,795,989. For seven months of the year, the average monthly original value of futures contracts was $6,762,589 and the average monthly notional amount of credit default swaps was $5,618,722. For six months of the year, the average monthly notional amount of interest rate swaps was $7,990,000.

26

AllianceBernstein Variable Products Series Fund

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Dollar Rolls

The Portfolio may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Portfolio. For the year ended December 31, 2011, the Portfolio earned drop income of $75,102 which is included in interest income in the accompanying statement of operations.

4. Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Portfolio sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Portfolio enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price. For the year ended December 31, 2011, the Portfolio had no transactions in reverse repurchase agreements.

NOTE E: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010
Class A
Shares sold	326,624	599,897	$4,048,336	$7,276,914
Shares issued in reinvestment of dividends and distributions	473,329	563,537	5,732,006	6,728,638
Shares redeemed	(1,998,010)	(2,333,787)	(24,835,417)	(28,659,381)

Net decrease	(1,198,057)	(1,170,353)	$(15,055,075)	$(14,653,829)

Class B
Shares sold	297,861	427,400	$3,645,115	$5,172,836
Shares issued in reinvestment of dividends and distributions	139,311	176,311	1,673,131	2,087,520
Shares redeemed	(882,320)	(906,628)	(10,820,172)	(11,041,519)

Net decrease	(445,148)	(302,917)	$(5,501,926)	$(3,781,163)

NOTE F: Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater

27

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Prior to September 15, 2008, the Portfolio had swap counterparty exposure to Lehman Brothers Holdings Inc. (“Lehman Brothers”), as a guarantor for Lehman Brothers Special Financing Inc. (“LBSF”), which filed for bankruptcy on September 15, 2008. As a result, on September 15, 2008, the Portfolio terminated all outstanding swap contracts with LBSF prior to their scheduled maturity dates in accordance with the terms of the swap agreements. Upon the termination of the swap contracts, Lehman Brothers’ obligations to the Portfolio amounted to $920,116. The Portfolio’s claim to these obligations is subject to the pending bankruptcy proceeding against the Lehman Brothers estate (the “Bankruptcy Claim”). As of December 31, 2011, the Bankruptcy Claim, based upon the estimated recovery value, was being valued at $393,350 (42.75% of the Bankruptcy Claim). The estimated recovery value may change over time. The Adviser has agreed to make the Portfolio whole in respect of the amount of the recovery that would be paid on the Bankruptcy Claim in the event the Bankruptcy Claim is not honored by the Lehman Brothers estate, or with respect to any diminution in value upon the sale of the Bankruptcy Claim, in either case resulting from the manner in which the Bankruptcy Claim was processed by the Adviser.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Leverage Risk—When the Portfolio borrows money or otherwise leverages its portfolio, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. The use of derivative instruments by the Portfolio, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE G: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2011.

28

AllianceBernstein Variable Products Series Fund

NOTE H: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2011 and December 31, 2010 were as follows:

	2011	2010
Distributions paid from:
Ordinary income	$6,977,197	$8,816,158
Net long-term capital gains	427,940	–0	–

Total taxable distributions paid	$7,405,137	$8,816,158

As of December 31, 2011, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$5,400,794
Undistributed capital gains	3,087,741
Accumulated capital and other losses	(52	)(a)
Unrealized appreciation/(depreciation)	6,675,277	(b)

Total accumulated earnings/(deficit)	$15,163,760

(a)	As of December 31, 2011, the cumulative deferred loss on straddles was $52.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax treatment of swaps, the realization for tax purposes of gains/losses on certain derivative instruments, and the tax treatment of Treasury inflation-protected securities.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation. As of December 31, 2011, the Portfolio did not have any capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to foreign currency reclassifications, the tax treatment of swaps, paydown reclassifications, and the tax treatment of proceeds from the sale of defaulted securities resulted in a net increase in undistributed net investment income and a net decrease in accumulated net realized gain on investment and foreign currency transactions. These reclassifications had no effect on net assets.

NOTE I: Recent Accounting Pronouncements

In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standard Update (“ASU”) related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets and, as a result, certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. At this time, management is evaluating the implications of this ASU and its impact on the financial statements has not been determined.

In May 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to develop common requirements for measuring fair value and for disclosing information about fair value measurements in U.S. GAAP and International Financial Reporting Standards (“IFRS”). The amendments are intended to improve the comparability of fair value measurements presented and disclosed in the financial statements prepared in accordance with U.S. GAAP and IFRS. The ASU is effective during interim or annual periods beginning after December 15, 2011. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

In December 2011, the FASB issued an ASU related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE J: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

29

INTERMEDIATE BOND PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Year Ended December 31,
2011	2010	2009	2008	2007
Net asset value, beginning of period	$12.39	$11.98	$10.50	$11.78	$11.78

Income From Investment Operations
Net investment income (a)	.42	.48	.52	.51	.54
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.38	.60	1.37	(1.22)	.01
Contributions from Adviser	–0	–	–0	–	–0	–	.00	(b)	–0	–

Net increase (decrease) in net asset value from operations	.80	1.08	1.89	(.71)	.55

Less: Dividends and Distributions
Dividends from net investment income	(.60)	(.67)	(.41)	(.57)	(.55)
Distributions from net realized gain on investment transactions	(.05)	–0	–	–0	–	–0	–	–0	–

Total dividends and distributions	(.65)	(.67)	(.41)	(.57)	(.55)

Net asset value, end of period	$12.54	$12.39	$11.98	$10.50	$11.78

Total Return
Total investment return based on net asset value (c)	6.64%	9.20	%*	18.51	%*	(6.38	)%*	4.85%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$106,028	$119,599	$129,647	$129,111	$66,305
Ratio to average net assets of:
Expenses	.65%	.68	%(d)	.69%	.64%	.78%
Net investment income	3.42%	3.90	%(d)	4.69%	4.72%	4.58%
Portfolio turnover rate	108%	94%	102%	106%	90%

See footnote summary on page 31.

30

AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Year Ended December 31,
2011	2010	2009	2008	2007
Net asset value, beginning of period	$12.26	$11.86	$10.40	$11.67	$11.67

Income From Investment Operations
Net investment income (a)	.39	.44	.49	.48	.50
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.37	.60	1.36	(1.21)	.02
Contributions from Adviser	–0	–	–0	–	–0	–	.00	(b)	–0	–

Net increase (decrease) in net asset value from operations	.76	1.04	1.85	(.73)	.52

Less: Dividends and Distributions
Dividends from net investment income	(.56)	(.64)	(.39)	(.54)	(.52)
Distributions from net realized gain on investment transactions	(.05)	–0	–	–0	–	–0	–	–0	–

Total dividends and distributions	(.61)	(.64)	(.39)	(.54)	(.52)

Net asset value, end of period	$12.41	$12.26	$11.86	$10.40	$11.67

Total Return
Total investment return based on net asset value (c)	6.38%	8.93	%*	18.20	%*	(6.59	)%*	4.60%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$33,973	$39,025	$41,341	$40,929	$20,289
Ratio to average net assets of:
Expenses	.90%	.93	%(d)	.94%	.89%	1.03%
Net investment income	3.17%	3.64	%(d)	4.44%	4.47%	4.32%
Portfolio turnover rate	108%	94%	102%	106%	90%

(a)	Based on average shares outstanding.

(b)	Amount is less than $.005.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	The ratio includes expenses attributable to costs of proxy solicitation.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended December 31, 2010, December 31, 2009 and December 31, 2008 by 0.04%, 0.01% and 0.09%, respectively.

See notes to financial statements.

31

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	AllianceBernstein Variable Products Series Fund

To the Board of Directors of

AllianceBernstein Variable Products Series Fund, Inc.

and Shareholders of AllianceBernstein Intermediate Bond Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein Intermediate Bond Portfolio (one of the portfolios constituting the AllianceBernstein Variable Products Series Fund, Inc.) (the “Portfolio”) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Intermediate Bond Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 14, 2012

32

INTERMEDIATE BOND PORTFOLIO	AllianceBernstein Variable Products Series Fund

BOARD OF DIRECTORS
William H. Foulk, Jr.(1), Chairman John H. Dobkin(1)	Robert M. Keith, President and Chief Executive Officer
Michael J. Downey(1)	Garry L. Moody(1)
D. James Guzy(1)	Marshall C. Turner, Jr.(1)
Nancy P. Jacklin(1)	Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and
    Independent Compliance Officer

Paul J. DeNoon(2) , Vice President

Shawn E. Keegan(2), Vice President

Alison M. Martier(2), Vice President

Douglas J. Peebles(2), Vice President

Greg J. Wilensky(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller

CUSTODIAN AND ACCOUNTING AGENT State Street Bank and Trust Company One Lincoln Street Boston, MA 02111	LEGAL COUNSEL Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

DISTRIBUTOR AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	TRANSFER AGENT AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free 1-(800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Portfolio’s portfolio are made by the Adviser’s U.S. Core Fixed Income Investment Team. Mr. Paul J. DeNoon, Mr. Shawn E. Keegan, Mr. Douglas J. Peebles, Ms. Alison M. Martier and Mr. Greg J. Wilensky are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

33

INTERMEDIATE BOND PORTFOLIO	AllianceBernstein Variable Products Series Fund

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS* AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
INTERESTED DIRECTOR

Robert M. Keith, # 1345 Avenue of the Americas New York, New York 10105 51 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	102	None

DISINTERESTED DIRECTORS

William H. Foulk, Jr., ##, ### Chairman of the Board 79 (1990)	Investment Adviser and an Independent Consultant since prior to 2007. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983 and has been Chairman of the AllianceBernstein Funds and of the Independent Directors Committee of such Funds since 2003. He is also active in a number of mutual fund related organizations and committees.	102	None

John H. Dobkin, ## 70 (1992)	Independent Consultant since prior to 2007. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002; Senior Advisor from June 1999–June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989–May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001–2008.	102	None

34

AllianceBernstein Variable Products Series Fund

NAME, ADDRESS* AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)

Michael J. Downey, ## 68 (2005)	Private Investor since prior to 2007. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director of two other registered investment companies (and Chairman of one of them).	102	Asia Pacific Fund, Inc. and The Merger Fund since prior to 2007, and Prospect Acquisition Corp. (financial services) from 2007 until 2009

D. James Guzy, ## 75 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2007. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	102	Cirrus Logic Corporation (semi-conductors) and PLX Technology (semi-conductors) since prior to 2007 and Intel Corporation (semi-conductors) since prior to 2007 until 2008

Nancy P. Jacklin, ## 63 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	102	None

Garry L. Moody, ## 59 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995–2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993–1995); and Partner, Ernst & Young LLP (1975–1993), where he served as the National Director of Mutual Fund Tax Services. He is also a member of the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committee, of most of the AllianceBernstein Funds since 2008.	102	None

35

INTERMEDIATE BOND PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AllianceBernstein Variable Products Series Fund

NAME, ADDRESS* AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)

Marshall C. Turner, Jr., ## 70 (2005)	Private Investor since prior to 2007. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003–2005, and President and CEO, 2005–2006, after the company was acquired and renamed Toppan Photomasks, Inc. He has extensive experience in venture capital investing, including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of a number of education and science-related non-profit organizations. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1992.	102	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since prior to 2007

Earl D. Weiner, ## 72 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of most of the Funds.	102	None

*	The address for the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund as defined in the “1940 Act”, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

###	Member of the Fair Value Pricing Committee.

36

AllianceBernstein Variable Products Series Fund

Officer Information

Certain information concerning the Portfolio’s Officers is listed below.

NAME, ADDRESS*, AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 51	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 66	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Paul J. DeNoon 49	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2007.

Shawn E. Keegan 40	Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2007.

Alison M. Martier 55	Vice President	Senior Vice President of the Adviser**, with which she has been associated since prior to 2007.

Douglas J. Peebles 46	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2007.

Greg J. Wilensky 44	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2007.

Emilie D. Wrapp 56	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2007.

Joseph J. Mantineo 52	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2007.

Phyllis J. Clarke 51	Controller	Vice President of ABIS**, with which she has been associated since prior to 2007.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

37

INTERMEDIATE BOND PORTFOLIO
CONTINUANCE DISCLOSURE	AllianceBernstein Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”) approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of AllianceBernstein Intermediate Bond Portfolio (the “Portfolio”) at a meeting held on November 1-3, 2011.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee in the Advisory Agreement, in which the Senior Officer concluded that the contractual fee for the Portfolio was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Portfolio’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the directors on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2009 and 2010 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Portfolio. The directors recognized that it is difficult to make comparisons of profitability between fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Portfolio before taxes and distribution expenses. The directors concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Portfolio was not unreasonable.

38

AllianceBernstein Variable Products Series Fund

Fall-Out Benefits

The directors considered the benefits to the Adviser and its affiliates from their relationships with the Portfolio other than the fees and expense reimbursements payable under the Advisory Agreement, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers that execute purchases and sales of securities on behalf of its clients (although not for the Portfolio) on an agency basis), 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Portfolio’s Class B shares, transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser, and brokerage commissions paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors also understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Portfolio at each regular Board meeting during the year. At the November 2011 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Portfolio as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Barclays Capital U.S. Government Bond Index (the “Index”), in each case for the 1-, 3-, 5- and 10-year periods ended July 31, 2011 and (in the case of comparisons with the Index) the since inception period (September 1992 inception). The directors noted that the Portfolio was in the 2nd quintile of the Performance Group and the Performance Universe for the 1- and 3-year periods, and in the 2nd quintile of the Performance Group and 3rd quintile of the Performance Universe for the 5- and 10-year periods. The Portfolio outperformed the Index in the 1-, 3- and 5-year periods and lagged the Index in the 10-year and the since inception periods. The directors also noted the changes to the Portfolio’s investment policies and the acquisition of the following portfolios of the Fund: AllianceBernstein Americas Government Income Portfolio, AllianceBernstein Global Bond Portfolio, AllianceBernstein Global Dollar Government Portfolio and AllianceBernstein High Yield Portfolio, effective April 2008. Based on their review, the directors concluded that the Fund’s performance over time was satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges other clients pursuing a substantially similar investment style. For this purpose, they reviewed the relevant fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer. The directors noted that the institutional fee schedule had breakpoints at lower asset levels than those in the fee schedule applicable to the Portfolio and that the application of the institutional fee schedule to the level of assets of the Portfolio would result in a fee rate lower than that in the Portfolio’s Advisory Agreement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also reviewed information that indicated that the Portfolio’s fee rate is higher than the sub-advisory fee rate earned by the Adviser for sub-advising another registered investment company with a similar investment style.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients and sub-advised funds. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolio, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds comparable to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the Portfolio’s investment classification/objective. The Class A expense ratio of the

39

INTERMEDIATE BOND PORTFOLIO
CONTINUANCE DISCLOSURE
(continued)	AllianceBernstein Variable Products Series Fund

Portfolio was based on the Portfolio’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others.

The directors noted that, at the Portfolio’s current size, its contractual effective advisory fee rate of 45 basis points, plus the 4 basis points impact of the administrative expense reimbursement in the latest fiscal year, was lower than the Expense Group median. The directors also noted that the Portfolio’s total expense ratio was higher than the Expense Group and the Expense Universe medians. The directors noted that the Fund’s small asset base of approximately $148 million impacted the Fund’s expense ratio. The directors also noted that the Adviser had reviewed with them steps being taken that are intended to reduce expenses of the AllianceBernstein Funds generally. The directors concluded that the Portfolio’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration presentations by an independent consultant on economies of scale in the mutual fund industry and for the AllianceBernstein Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2011 meetings. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for establishing breakpoints that give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s shareholders would benefit from a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint in the future.

40

INTERMEDIATE BOND PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”), with respect to AllianceBernstein Intermediate Bond Portfolio (the “Portfolio”),2 prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.4 Also shown are the Portfolio’s net assets on September 30, 2011.

Category	Advisory Fee Based on % of Average Daily Net Assets	September 30, 2011 Net Assets ($MM)
Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	$147.3

1	The information in the fee evaluation was completed on October 20, 2011 and discussed with the Board of Directors on November 1-3, 2011.

2	Future references to the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Portfolio.

3	Jones v. Harris at 1427.

4	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

41

INTERMEDIATE BOND PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The Portfolio’s Investment Advisory Agreement provides for the Adviser to be reimbursed for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $75,195 (0.04% of the Portfolio’s average daily net assets) for providing such services.

Set forth below are the Portfolio’s total expense ratios for the most recently completed fiscal year:

Portfolio	Total Expense Ratio	Fiscal Year
Intermediate Bond Portfolio	Class A 0.68%	December 31
Class B 0.93%

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing some of these services. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.5 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio versus the Portolio’s advisory fee based on September 30, 2011 net assets.6

Fund	Net Assets 9/30/11 ($MM)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee (%)	Fund Advisory Fee (%)
Intermediate Bond Portfolio	$147.3	U.S. Strategic Core Plus 0.50% on the first $30 million	0.261	0.450
		0.20% on the balance
		Minimum account size: $25 million

5	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

6	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

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AllianceBernstein Variable Products Series Fund

The Adviser manages Sanford C. Bernstein Fund, Inc. (“SCB Fund”), an open-end management investment company. Intermediate Duration Portfolio of SCB Fund has a similar investment style as the Portfolio. Set forth below is Intermediate Duration Portfolio’s advisory fee and what would have been the effective advisory fee of the Portfolio had the fee schedule of Intermediate Duration Portfolio been applicable to the Portfolio versus the Portfolio’s advisory fees based on September 30, 2011 net assets:

Portfolio	SCB Fund Portfolio	Fee Schedule	SCB Fund Effective Fee (%)	Portfolio Advisory Fee (%)
Intermediate Bond Portfolio	Intermediate Duration Portfolio	50 bp on 1st $1 billion 45 bp on next $2 billion 40 bp on next $2 billion 35 bp on next $2 billion 30 on the balance	0.500%	0.450%

Certain of the AllianceBernstein Mutual Funds (“ABMF”), which the Adviser manages, have a similar investment style as the Portfolio and their fee schedules are set forth below. ABMF was also affected by the Adviser’s settlement with the NYAG. As a result, the Portfolio has the same breakpoints as AllianceBernstein Bond Fund, Inc.—Intermediate Bond Portfolio. Sanford C. Bernstein Fund II, Inc. – Intermediate Duration Institutional Portfolio was not affected by the settlement since the fund has lower breakpoints than the NYAG related fee schedule. Also shown are what would have been the effective advisory fees of the Portfolio had the ABMF fee schedules been applicable to the Portfolio and the Portfolio’s advisory fee based on September 30, 2011 net assets:

Portfolio	ABMF Fund	Fee Schedule	ABMF Effective Fee (%)	Portfolio Advisory Fee (%)
Intermediate Bond Portfolio	Bond Fund, Inc.—Intermediate Bond Portfolio	0.45% on first $2.5 billion 0.40% on next $2.5 billion 0.35% on the balance	0.450%	0.450%
Intermediate Bond Portfolio	Intermediate Duration Institutional Portfolio[7]	0.50% on first $1 billion 0.45% on the balance	0.500%	0.450%

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families that have an investment style similar to that of the Portfolio. The Adviser charges the fee set forth below for the sub-advisory relationship that has a somewhat similar investment style as the Portfolio. Also shown are the Portfolio’s advisory fee and what would have been the effective advisory fee of the Portfolio had the fee schedule of the sub-advisory relationship been applicable to the Portfolio based on September 30, 2011 net assets.

Fund		Fee Schedule	Effective Sub-Adv. Fee (%)	Portfolio Advisory Fee (%)
Intermediate Bond Portfolio	Client # 1	AB Sub-Advisory Fee Schedule:	0.261%	0.450%
		0.29% on first $100 million 0.20% thereafter

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolio by the Adviser. In addition, to the extent that this is the only sub-advisory relationship and it is with an affiliate of the Adviser, the fee schedule may not reflect arm’s-length bargaining or negotiations.

While it appears that the sub-advisory relationship is paying a lower fee than the Portfolio, it is difficult to evaluate the relevance of such a lower fee due to differences in terms of the services provided, risks involved and other competitive factors between the Portfolio and the sub-advisory relationship. There could be various business reasons why an investment adviser would be willing to manage a sub-advisory relationship for a different fee than it would be willing to manage investment company assets.

7	Intermediate Duration Institutional Portfolio has an expense cap of 0.45%, which effectively reduces the advisory fee of the fund.

43

INTERMEDIATE BOND PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.8 Lipper’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at the approximate current asset level of the Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”)9 and the Portfolio’s contractual management fee ranking.10

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

The Portfolio’s original EG had an insufficient number of peers. Consequently, Lipper expanded the Portfolio’s EG to include peers that have a similar but not the same Lipper classification/objective as the Portfolio. However, because Lipper had expanded the Portfolio’s EG, under Lipper’s standard guidelines, the Portfolio’s Lipper Expense Universe (“EU”) was also expanded to include universes of those peers that had a similar but not the same Lipper investment objective/classification. A “normal” EU will include funds that have the same investment objective/classification as the subject portfolio.11

Fund	Contractual Management Fee (%)[12]	Lipper Exp. Group Median (%)	Lipper Group Rank
Intermediate Bond Portfolio	0.450	0.513	2/16

Set forth below is a comparison of the Portfolio’s total expense ratio and the medians of the Portfolio’s EG and EU. The Portfolio’s total expense ratio ranking is also shown.

Fund	Expense Ratio (%)[13]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Intermediate Bond Portfolio	0.677	0.659	11/16	0.621	26/33

Based on this analysis, the Portfolio has more favorable ranking on a management fee basis than on a total expense basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio decreased during calendar year 2010, relative to 2009.

8	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

9	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

10	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

11	Except for asset size comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

12	The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative, and other services.

13	Most recently completed fiscal year Class A share total expense ratio.

44

AllianceBernstein Variable Products Series Fund

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent and distribution services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments and front-end sales loads.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter and distributor, AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2010, ABI received $102,923 in Rule 12b-1 fees from the Portfolio.

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection with Class B shares. During the fiscal year ended December 31, 2010, the Adviser determined that it made payments in the amount of $292,991 on behalf of the Portfolio to ABI.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Adviser and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, and payments related to providing contract-holder record-keeping and/or administrative services. Payments related to providing contract-holder record keeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the firm over the year. With respect to the Fund,14 ABI paid approximately $400,000 in 2010 and expects to pay approximately $400,000 in 2011 for educational support and distribution assistance (revenue sharing payments).

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of $1,385 from the Portfolio.15

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,16 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

In February 2008, an independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli17 study on advisory fees and various fund characteristics.18 The independent consultant first reiterated the results of

14	The fee is inclusive of other Portfolios of the Fund (Equity and Blend), which are not discussed in this summary.

15	The Fund (which includes the Portfolio and other Portfolios of the Fund) paid ABIS a flat fee of $18,000 in 2010.

16	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

17	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of data used in the presentation and the changes experienced in the industry over the last four years.

18	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

45

INTERMEDIATE BOND PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.19 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $402 billion as of September 30, 2011, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance rankings20 of the Portfolio relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)21 for the periods ended July 31, 2011.22

	Fund Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Intermediate Bond Portfolio
1 year	5.88	5.68	5.42	3/10	5/18
3 year	8.66	7.52	7.52	3/10	5/18
5 year	6.57	6.01	6.07	4/10	8/17
10 year	5.28	4.83	5.16	3/9	7/16

Set forth below are the 1, 3, 5 and 10 year and since inception performance returns of the Fund (in bold)23 versus its benchmarks.24 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.25

	Periods Ending July 31, 2011 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Intermediate Bond Portfolio	5.88	8.66	6.57	5.28	5.71	4.62	0.67	10
Barclays Capital U.S. Government Bond Index	3.26	5.52	6.19	5.33	6.08	4.59	0.71	10
Inception Date: September 17, 1992

19	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

20	The performance returns and rankings of the Portfolio are for the Portfolio’s Class A shares. It should be noted that performance returns of the Portfolio were provided by Lipper.

21	The Portfolio’s PG/PU may not be identical to its respective EG/EU as the criteria for including/excluding a fund to/from PG/PU is somewhat different than that of EG/EU.

22	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the Portfolio even if a Portfolio had a different investment classification/objective at a different point in time.

23	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

24	The Adviser provided Portfolio and benchmark performance return information for periods through July 31, 2011.

25	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be regarded as better performing than a fund with a lower Sharpe Ratio.

46

AllianceBernstein Variable Products Series Fund

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 28, 2011

47

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein International Growth Portfolio

December 31, 2011

Annual Report

ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

INTERNATIONAL GROWTH
PORTFOLIO	AllianceBernstein Variable Products Series Fund

LETTER TO INVESTORS

February 10, 2012

The following is an update of AllianceBernstein Variable Products Series Fund—AllianceBernstein International Growth Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2011.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is long-term growth of capital. The Portfolio invests primarily in an international portfolio of equity securities of companies selected by AllianceBernstein L.P. (the “Adviser”) for their growth potential within various market sectors. Examples of the types of market sectors in which the Portfolio may invest include, but are not limited to, information technology, telecommunications, healthcare, financial services, infrastructure, energy and natural resources, and consumer groups.

Under normal market conditions, the Portfolio invests significantly (at least 40%—unless market conditions are not deemed favorable by the Adviser) in securities of non-U.S. companies. In addition, the Portfolio invests, under normal circumstances, in the equity securities of companies located in at least three countries (and normally substantially more) other than the United States. The Portfolio invests in securities of companies in both developed and emerging market countries. Geographic distribution of the Portfolio’s investments among countries or regions also will be a product of the stock selection process rather than a pre-determined allocation. The Portfolio may also invest in synthetic foreign equity securities, which are various types of warrants used internationally that entitle a holder to buy or sell underlying securities. The Adviser expects that normally the Portfolio’s portfolio will tend to emphasize investments in larger capitalization companies, although the Portfolio may invest in smaller or medium capitalization companies. The Portfolio normally invests in approximately 90-130 companies.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Portfolio may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

INVESTMENT RESULTS

The table on page 4 shows the Portfolio’s performance compared to its benchmarks, the Morgan Stanley Capital International (“MSCI”) All Country (“AC”) World (ex-U.S.) Index (net) and the MSCI World (ex-U.S.) Index (net), for the one-, five- and 10-year periods ended December 31, 2011.

The Portfolio declined in absolute terms and underperformed its benchmarks for the annual period, with security selection responsible for most of the deficit. Currency selection was also negative. Country positioning was positive and helped to mitigate some of the losses. Stock selection in the UK and Switzerland, as well as underweight exposure to the Japanese yen, undercut relative performance. Also detracting were the overweight exposures to German and Brazilian markets. Conversely, overweight exposure to the UK markets boosted performance, as did the underweight exposure to the markets in Japan and stock selection there. Another positive contributor was stock selection in Belgium and South Korea.

The Portfolio utilized derivatives during the annual period, including futures for hedging purposes, which detracted from performance, and currencies for hedging and non-hedging purposes, which also detracted from performance.

MARKET REVIEW AND INVESTMENT STRATEGY

The rally in the global equity markets that started in the latter half of 2010 came to an abrupt end in May 2011, as heightened risk aversion caused investors to pull back sharply. With U.S. fiscal problems mounting, the European debt crisis widening and threatening to weaken the broader economy of the euro area, plus slower growth in emerging markets, the global economic outlook grew increasingly uncertain. Consequently, business and consumer confidence eroded and the financial markets gyrated wildly on rising volatility. A rescue plan for the euro area put forth in October by European leaders offered a brief respite from the market’s slump. The market upturn proved to be short-lived, however, as investors deemed the plan to be insufficient to arrest debt pressure and, moreover, feared that the situation was escalating to dangerous new levels amid signs that the contagion was spreading from the region’s peripheral economies to its core ones. Encouraging U.S. economic data suggesting that the world’s largest economy may be gaining momentum, coupled with the preemptive, coordinated actions of the world’s leading central banks, including the U.S. Federal Reserve and the European Central Bank, to avert both a liquidity shortage in the global financial system and the undercapitalized European banking system, eased investor concerns.

1

AllianceBernstein Variable Products Series Fund

In managing the Portfolio, the International Growth Portfolio Oversight Group (the “Team”) navigated through the current market gyrations by focusing on companies with solid, durable growth, sustainable competitive advantages and high return on invested capital. In developed markets, the Team limited European sovereign debt risk by avoiding the mature, over-leveraged European financial institutions and investing instead in banks where market penetration and leverage are low. The Team continued to underweight the Japanese market due to the lack of high-return growth companies. As the greater part of world growth is coming from emerging markets, the Team found opportunities both in companies domiciled in rapidly expanding regions of the developing world, as well as in advanced-market companies with high or increasing exposure to emerging markets. The longer-term growth of these holdings is bolstered by exposure to powerful long term secular trends, such as the rising affluence and elevated spending habits of the middle class consumer in developing countries. The Team continues to engage in intense analysis of downside risks in identifying companies with high growth rates, healthy levels of profitability and valuations that, in the Team’s view, do not adequately capture their upside potential. This approach is starting to gain traction: over the 12-month period ended December 31, 3011, the Portfolio’s return on equity has increased, suggesting more certain growth ahead.

2

INTERNATIONAL GROWTH PORTFOLIO
HISTORICAL PERFORMANCE	AllianceBernstein Variable Products Series Fund

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month-end.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For a free copy of the Portfolio’s prospectus, which contains this and other information, call your financial advisor or 800.984.7654. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio’s quoted performance would be lower. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

Neither the unmanaged MSCI AC World (ex-U.S.) Index (net) nor the unmanaged MSCI World (ex-U.S.) Index (net) reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI AC World (ex-U.S.) Index (net; free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets, excluding the U.S. The MSCI World (ex-U.S.) Index (net; free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets, excluding the U.S. MSCI World makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The market values of the portfolio’s holdings rise and fall from day to day, so investments may lose value.

Foreign (Non-U.S.) Risk: Non-U.S. securities may be more volatile because of political, regulatory, market and economic uncertainties associated with such securities.

Fluctuations in currency exchange rates may negatively affect the value of the investment or reduce returns. These risks are magnified in emerging or developing markets.

Capitalization Size Risk (Small/Mid): Small- and mid-cap stocks are often more volatile than large-cap stocks—smaller companies generally face higher risks due to their limited product lines, markets and financial resources.

Derivatives Risk: Investing in derivative instruments such as options, futures, forwards or swaps can be riskier than traditional investments, and may be more volatile, especially in a down market.

Leverage Risk: Trying to enhance investment returns by borrowing money or using other leverage tools—magnify both gains and losses, resulting in greater volatility.

These risks are fully discussed in the Variable Products prospectus.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

(Historical Performance continued on next page)

3

INTERNATIONAL GROWTH PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)	AllianceBernstein Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARKS	NAV Returns
PERIODS ENDED DECEMBER 31, 2011	1 Year	5 Years*	10 Years*
AllianceBernstein International Growth Portfolio Class A	-15.85%	-4.34%	7.71%
AllianceBernstein International Growth Portfolio Class B	-16.04%	-4.57%	7.45%
MSCI AC World (ex-U.S.) Index (net)	-13.71%	-2.92%	6.31%
MSCI World (ex-U.S.) Index (net)	-12.21%	-4.09%	5.14%
* Average annual returns.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.93% and 1.18% for Class A and Class B shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH PORTFOLIO CLASS A

GROWTH OF A $10,000 INVESTMENT

12/31/01 – 12/31/11

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein International Growth Portfolio Class A shares (from 12/31/01 to 12/31/11) as compared to the performance of the Portfolio’s benchmarks, the MSCI AC World (ex-U.S.) Index (net) and the MSCI World (ex-U.S.) Index (net). The chart assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on previous page.

4

INTERNATIONAL GROWTH PORTFOLIO
FUND EXPENSES (unaudited)	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$825.90	$4.51	0.98%
Hypothetical (5% return before expenses)	$1,000	$1,020.27	$4.99	0.98%

Class B
Actual	$1,000	$824.90	$5.66	1.23%
Hypothetical (5% return before expenses)	$1,000	$1,019.00	$6.26	1.23%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

5

INTERNATIONAL GROWTH PORTFOLIO
TEN LARGEST HOLDINGS*
December 31, 2011 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
British American Tobacco PLC	$5,087,364	3.4%
Nestle SA	3,854,955	2.6
Samsung Electronics Co., Ltd.	3,697,746	2.5
Partners Group Holding AG	3,672,906	2.5
Anheuser-Busch InBev NV	3,532,727	2.4
BG Group PLC	3,221,295	2.1
Tesco PLC	3,060,050	2.0
BASF SE	2,918,403	1.9
Prudential PLC	2,823,400	1.9
Shire PLC	2,631,684	1.8

	$34,500,530	23.1%

SECTOR DIVERSIFICATION**

December 31, 2011 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Financials	$26,711,295	18.1%
Consumer Staples	20,462,556	13.9
Materials	17,892,511	12.1
Consumer Discretionary	17,257,352	11.7
Energy	17,190,041	11.6
Information Technology	16,091,993	10.9
Industrials	13,381,127	9.1
Healthcare	10,190,082	6.9
Telecommunication Services	2,530,294	1.7
Utilities	2,228,350	1.5
Short-Term Investments	3,725,553	2.5

Total Investments	$147,661,154	100.0%

*	Long-term investments.

**	The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

6

INTERNATIONAL GROWTH PORTFOLIO
COUNTRY DIVERSIFICATION*
December 31, 2011 (unaudited)	AllianceBernstein Variable Products Series Fund

COUNTRY	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
United Kingdom	$41,359,436	28.0%
Germany	12,108,277	8.2
China	10,567,908	7.2
Switzerland	10,544,152	7.1
Japan	9,459,384	6.4
France	8,440,810	5.7
Brazil	6,884,069	4.7
South Africa	5,475,844	3.7
Canada	4,674,839	3.2
South Korea	4,128,504	2.8
Sweden	3,750,086	2.5
Belgium	3,532,727	2.4
Hong Kong	3,310,437	2.2
Other	19,699,128	13.4
Short-Term Investments	3,725,553	2.5

Total Investments	$147,661,154	100.0%

*	All data are as of December 31, 2011. The Portfolio’s country breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. “Other” country weightings represent 1.9% or less in the following countries: Denmark, India, Indonesia, Israel, Italy, Malaysia, Mexico, Netherlands, Russia, Singapore Taiwan and United States.

7

INTERNATIONAL GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2011	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–95.9%
FINANCIALS–17.9%
CAPITAL MARKETS–3.7%
Azimut Holding SpA	77,625	$620,050
Man Group PLC	653,262	1,274,865
Partners Group Holding AG	21,083	3,672,906

		5,567,821

COMMERCIAL BANKS–8.0%
Bank Central Asia Tbk PT	930,500	819,520
Bank Rakyat Indonesia Persero Tbk PT	1,000,000	743,323
Chongqing Rural Commercial Bank(a)	389,000	200,906
CIMB Group Holdings Bhd	459,000	1,076,297
HDFC Bank Ltd.	80,230	644,247
HSBC Holdings PLC	136,311	1,040,604
Industrial & Commercial Bank of China–Class H	3,148,255	1,863,571
Itausa–Investimentos Itau SA (Preference Shares)	274,314	1,658,899
Standard Chartered PLC	115,957	2,536,271
United Overseas Bank Ltd.	119,000	1,400,456

		11,984,094

DIVERSIFIED FINANCIAL SERVICES–2.3%
Deutsche Boerse AG(a)	22,600	1,182,835
FirstRand Ltd.	288,750	740,955
IG Group Holdings PLC	206,938	1,531,577

		3,455,367

INSURANCE–3.7%
AIA Group Ltd.	844,400	2,628,551
Prudential PLC	285,360	2,823,400

		5,451,951

REAL ESTATE MANAGEMENT & DEVELOPMENT–0.2%
Etalon Group Ltd. (GDR)(a)(b)	53,835	252,062

		26,711,295

CONSUMER STAPLES–13.7%
BEVERAGES–3.1%
Anheuser-Busch InBev NV	57,882	3,532,727
Cia de Bebidas das Americas (Preference Shares)	32,648	1,177,971

		4,710,698

FOOD & STAPLES RETAILING–2.6%
Olam International Ltd.	492,262	806,901
Tesco PLC	489,073	3,060,050

		3,866,951

FOOD PRODUCTS–3.8%
Danone	28,886	1,812,666

Nestle SA	67,132	$3,854,955

		5,667,621

HOUSEHOLD PRODUCTS–0.8%
Reckitt Benckiser Group PLC	22,910	1,129,922

TOBACCO–3.4%
British American Tobacco PLC	107,237	5,087,364

		20,462,556

MATERIALS–12.0%
CHEMICALS–5.3%
BASF SE	41,920	2,918,403
Israel Chemicals Ltd.	172,040	1,791,692
Linde AG	14,530	2,159,338
Potash Corp. of Saskatchewan, Inc.	26,300	1,087,110

		7,956,543

CONTAINERS & PACKAGING–0.4%
Klabin SA (Preference Shares)	128,400	550,704

METALS & MINING–6.3%
African Minerals Ltd.(a)	168,200	1,149,415
African Rainbow Minerals Ltd.	54,200	1,145,601
Antofagasta PLC	72,240	1,366,243
First Quantum Minerals Ltd.	86,440	1,701,224
Goldcorp, Inc.	42,510	1,886,505
ThyssenKrupp AG	16,530	379,244
Vale SA (Sponsored ADR) (Local Preference Shares)	39,270	808,962
Xstrata PLC	62,270	948,070

		9,385,264

		17,892,511

CONSUMER DISCRETIONARY–11.5%
AUTOMOBILES–2.2%
Nissan Motor Co., Ltd.	216,700	1,940,569
Volkswagen AG (Preference Shares)	9,189	1,373,860

		3,314,429

DIVERSIFIED CONSUMER SERVICES–0.2%
Estacio Participacoes SA	28,600	275,842

HOTELS, RESTAURANTS & LEISURE–1.5%
Ajisen China Holdings Ltd.	365,500	401,965

8

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

Carnival PLC	48,895	$1,611,676
Shangri-La Asia Ltd.	162,500	279,921

		2,293,562

INTERNET & CATALOG RETAIL–0.6%
Rakuten, Inc.	808	869,287

MEDIA–1.6%
Informa PLC	129,733	727,386
Naspers Ltd.	17,840	779,278
SES SA (FDR)	38,464	921,468

		2,428,132

MULTILINE RETAIL–0.3%
Golden Eagle Retail Group Ltd.	233,000	491,168

SPECIALTY RETAIL–3.9%
Belle International Holdings Ltd.	621,000	1,082,031
Dunelm Group PLC	51,470	343,885
Fast Retailing Co., Ltd.	6,100	1,109,619
Hennes & Mauritz AB–Class B	38,640	1,239,569
Yamada Denki Co., Ltd.	11,760	801,081
Zhongsheng Group Holdings Ltd.	741,500	1,227,278

		5,803,463

TEXTILES, APPAREL & LUXURY GOODS–1.2%
Cie Financiere Richemont SA	35,415	1,781,469

		17,257,352

ENERGY–11.5%
ENERGY EQUIPMENT & SERVICES–3.1%
Saipem SpA	32,425	1,371,699
Schlumberger Ltd.	29,400	2,008,314
Technip SA	12,720	1,192,499

		4,572,512

OIL, GAS & CONSUMABLE FUELS–8.4%
Adaro Energy Tbk PT	3,815,000	742,430
Afren PLC(a)	921,263	1,225,831
Alliance Oil Co., Ltd. (GDR)(a)	112,284	1,391,196
BG Group PLC	150,784	3,221,295
China Shenhua Energy Co., Ltd.–Class H	321,500	1,392,314
Exillon Energy PLC(a)	110,300	429,434
Gulf Keystone Petroleum Ltd.(a)(c)	174,558	518,357
NovaTek OAO (Sponsored GDR)(b)	8,533	1,068,332

Tullow Oil PLC	50,908	$1,106,138
Ultrapar Participacoes SA	88,700	1,522,202

		12,617,529

		17,190,041

INFORMATION TECHNOLOGY–10.3%
COMMUNICATIONS EQUIPMENT–0.7%
ZTE Corp.–Class H	348,400	1,088,238

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–0.6%
Murata Manufacturing Co., Ltd.	17,400	891,084

INTERNET SOFTWARE & SERVICES–2.7%
Baidu, Inc./China (Sponsored ADR)(a)	14,060	1,637,568
Mail.ru Group Ltd. (GDR)(a)(b)	27,180	706,274
Tencent Holdings Ltd.	79,200	1,584,834

		3,928,676

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–4.2%
ARM Holdings PLC	149,365	1,378,709
ASML Holding NV	28,167	1,176,577
Samsung Electronics Co., Ltd.	4,020	3,697,746

		6,253,032

SOFTWARE–2.1%
SAP AG	36,507	1,930,915
Temenos Group AG(a)	75,639	1,234,822

		3,165,737

		15,326,767

INDUSTRIALS–9.0%
AEROSPACE & DEFENSE–0.9%
Safran SA	45,110	1,349,063

CONSTRUCTION & ENGINEERING–0.3%
Samsung Engineering Co., Ltd.(a)	2,460	430,758

ELECTRICAL EQUIPMENT–0.6%
Schneider Electric SA	17,480	913,878

INDUSTRIAL CONGLOMERATES–0.8%
Bidvest Group Ltd.	61,128	1,170,838

MACHINERY–3.8%
Atlas Copco AB–Class A	52,240	1,119,321
FANUC Corp.	15,500	2,364,250
Komatsu Ltd.	31,100	725,186

9

INTERNATIONAL GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

Weir Group PLC (The)	47,334	$1,494,038

		5,702,795

PROFESSIONAL SERVICES–1.1%
Experian PLC	119,778	1,628,088

ROAD & RAIL–0.6%
All America Latina Logistica SA	178,400	889,489

TRADING COMPANIES & DISTRIBUTORS–0.9%
Wolseley PLC	39,190	1,296,218

		13,381,127

HEALTH CARE–6.8%
HEALTH CARE PROVIDERS & SERVICES–0.7%
Fresenius Medical Care AG & Co. KGaA	16,165	1,097,994

PHARMACEUTICALS–6.1%
Aspen Pharmacare Holdings Ltd.(a)	67,046	802,636
Bayer AG	16,687	1,065,688
Mitsubishi Tanabe Pharma Corp.	48,000	758,308
Novo Nordisk A/S–Class B	13,811	1,586,652
Pharmstandard OJSC (GDR)(a)(b)	26,500	373,650
Sanofi	20,550	1,502,158
Shire PLC	75,723	2,631,684
Teva Pharmaceutical Industries Ltd. (Sponsored ADR)	9,200	371,312

		9,092,088

		10,190,082

TELECOMMUNICATION SERVICES–1.7%
DIVERSIFIED TELECOMMUNICATION SERVICES–0.5%
Iliad SA	6,086	749,078

WIRELESS TELECOMMUNICATION SERVICES–1.2%
America Movil SAB de CV Series L (ADR)	41,800	944,680
MTN Group Ltd.	47,083	836,536

		1,781,216

		2,530,294

UTILITIES–1.5%
MULTI-UTILITIES–1.5%
National Grid PLC	230,540	$2,228,350

Total Common Stocks (cost $140,318,072)		143,170,375

WARRANTS–0.5%
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–0.5%
Hon Hai Precision Industry Co., Ltd., JPMorgan Chase Bank NA, expiring 9/29/14(a)(b) (cost $942,268)	280,920	765,226

	Principal Amount (000)
SHORT-TERM INVESTMENTS–2.5%
TIME DEPOSIT–2.5%
State Street Time Deposit 0.01%, 1/03/12 (cost $3,725,553)	$3,726	3,725,553

Total Investments Before Security Lending Collateral for Securities Loaned–98.9% (cost $144,985,893)		147,661,154

	Shares
INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–0.4%
INVESTMENT COMPANIES–0.4%
AllianceBernstein Exchange Reserves–Class I, 0.14%(d) (cost $514,073)	514,073	514,073

TOTAL INVESTMENTS–99.3% (cost $145,499,966)		148,175,227
Other assets less liabilities–0.7%		1,058,635

NET ASSETS–100.0%		$149,233,862

10

AllianceBernstein Variable Products Series Fund

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at December 31, 2011	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Barclays Bank PLC Wholselale:
Norwegian Krone settling 2/15/12	5,675	$1,028,456	$947,513	$(80,943)
Swedish Krona settling 2/15/12	3,484	495,513	505,198	9,685
Swedish Krona settling 2/15/12	20,263	3,077,822	2,938,239	(139,583)
BNP Paribas SA:
Norwegian Krone settling 2/15/12	22,722	4,035,449	3,793,725	(241,724)
Citibank N A:
Japanese Yen settling 2/15/12	92,282	1,204,809	1,199,710	(5,099)
Credit Suisse London Branch (GFX):
Australian Dollar settling 2/15/12	1,805	1,825,397	1,837,394	11,997
Great British Pound settling 2/15/12	943	1,501,520	1,463,928	(37,592)
Goldman Sachs International:
Euro settling 2/15/12	3,123	4,058,026	4,043,137	(14,889)
Royal Bank of Canada:
Swiss Franc settling 2/15/12	356	393,979	379,295	(14,684)
Royal Bank of Scotland PLC:
Japanese Yen settling 2/15/12	928,903	11,985,227	12,076,188	90,961
UBS AG:
Australian Dollar settling 2/15/12	2,505	2,468,397	2,549,955	81,558
Canadian Dollar settling 2/15/12	3,405	3,347,885	3,339,129	(8,756)
Westpac Banking Corp.:
Australian Dollar settling 2/15/12	380	375,269	386,820	11,551
Australian Dollar settling 2/15/12	3,565	3,651,166	3,628,978	(22,188)

Sale Contracts
Barclays Bank PLC Wholselale:
Great British Pound settling 2/15/12	782	1,221,179	1,213,989	7,190
Japanese Yen settling 2/15/12	235,342	3,021,854	3,059,560	(37,706)
Citibank N A:
Euro settling 2/15/12	6,582	9,068,120	8,521,271	546,849
Euro settling 2/15/12	1,197	1,674,777	1,549,676	125,101
Credit Suisse London Branch (GFX):
Great British Pound settling 2/15/12	303	468,211	470,382	(2,171)
HSBC BankUSA:
Euro settling 2/15/12	508	689,635	657,673	31,962
Royal Bank of Canada:
Swedish Krona settling 2/15/12	2,623	392,153	380,349	11,804
Swiss Franc settling 2/15/12	1,736	1,940,554	1,849,595	90,959
Swiss Franc settling 2/15/12	665	738,996	708,514	30,482
Standard Chartered Bank:
Great British Pound settling 2/15/12	7,942	12,769,704	12,329,283	440,421
UBS AG:
Japanese Yen settling 2/15/12	196,768	2,536,324	2,558,079	(21,755)
Swiss Franc settling 2/15/12	3,174	3,342,703	3,381,690	(38,987)

				$824,443

11

INTERNATIONAL GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2011, the aggregate market value of these securities amounted to $3,165,544 or 2.1% of net assets.

(c)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR—American Depositary Receipt

FDR—Fiduciary Depositary Receipt

GDR—Global Depositary Receipt

MTN—Medium Term Note

OJSC—Open Joint Stock Company

See notes to financial statements.

12

INTERNATIONAL GROWTH PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
December 31, 2011	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $144,985,893)	$147,661,154	(a)
Affiliated issuers (cost $514,073—including investment of cash collateral for securities loaned of $514,073)	514,073
Foreign currencies, at value (cost $665,594)	662,010
Unrealized appreciation of forward currency exchange contracts	1,490,520
Dividends and interest receivable	306,600
Receivable for investment securities sold	64,147
Receivable for capital stock sold	8,653

Total assets	150,707,157

LIABILITIES
Unrealized depreciation of forward currency exchange contracts	666,077
Payable for collateral received on securities loaned	514,073
Advisory fee payable	95,046
Payable for capital stock redeemed	85,756
Administrative fee payable	17,807
Distribution fee payable	12,308
Transfer Agent fee payable	121
Accrued expenses	82,107

Total liabilities	1,473,295

NET ASSETS	$149,233,862

COMPOSITION OF NET ASSETS
Capital stock, at par	$9,934
Additional paid-in capital	201,112,214
Undistributed net investment income	1,321,302
Accumulated net realized loss on investment and foreign currency transactions	(56,713,390)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	3,503,802

	$149,233,862

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$90,912,354	6,027,654	$15.08
B	$58,321,508	3,906,152	$14.93

(a)	Includes securities on loan with a value of $492,439 (see Note E).

See notes to financial statements.

13

INTERNATIONAL GROWTH PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2011	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $303,059)	$4,426,846
Affiliated issuers	209
Interest	699
Securities lending income	1,498
Other income	3,740

	4,432,992

EXPENSES
Advisory fee (see Note B)	1,346,487
Distribution fee—Class B	169,758
Transfer agency—Class A	1,944
Transfer agency—Class B	1,190
Custodian	135,127
Administrative	60,911
Audit	45,348
Printing	43,415
Legal	34,328
Directors’ fees	3,733
Miscellaneous	17,433

Total expenses	1,859,674

Net investment income	2,573,318

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	2,864,251
Futures contracts	(48,705)
Foreign currency transactions	(1,095,668)
Net change in unrealized appreciation/depreciation of:
Investments	(34,731,060	)(a)
Foreign currency denominated assets and liabilities	781,866

Net loss on investment and foreign currency transactions	(32,229,316)

Contributions from Adviser (see Note B)	23,222

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(29,632,776)

(a)	Net of decrease in accrued foreign capital gains taxes of $23,172.

See notes to financial statements.

14

INTERNATIONAL GROWTH PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Year Ended December 31, 2011	Year Ended December 31, 2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$2,573,318	$1,851,252
Net realized gain on investment and foreign currency transactions	1,719,878	14,260,219
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(33,949,194)	5,992,202
Contributions from Adviser (see Note B)	23,222	–0	–

Net increase (decrease) in net assets from operations	(29,632,776)	22,103,673
DIVIDENDS TO SHAREHOLDERS FROM
Net investment income
Class A	(3,419,977)	(2,412,560)
Class B	(1,907,699)	(1,333,956)
CAPITAL STOCK TRANSACTIONS
Net decrease	(17,023,668)	(14,078,593)

Total increase (decrease)	(51,984,120)	4,278,564
NET ASSETS
Beginning of period	201,217,982	196,939,418

End of period (including undistributed net investment income of $1,321,302 and $3,967,732, respectively)	$149,233,862	$201,217,982

See notes to financial statements.

15

INTERNATIONAL GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2011	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein International Growth Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers fourteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter market (“OTC”) put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price); open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties, which are approved by the Board of Directors.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred between the close of the foreign markets and the time at which the Portfolio values its securities which may materially affect the value of securities trading in such markets. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement

16

AllianceBernstein Variable Products Series Fund

date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2011:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks
Financials	$1,658,899		$25,052,396		$–0	–	$26,711,295
Consumer Staples	1,177,971		19,284,585		–0	–	20,462,556
Materials	5,225,543		12,666,968		–0	–	17,892,511
Consumer Discretionary	275,842		16,981,510		–0	–	17,257,352
Energy	4,598,848		12,591,193		–0	–	17,190,041
Information Technology	2,099,848		13,226,919		–0	–	15,326,767
Industrials	889,489		12,491,638		–0	–	13,381,127
Health Care	744,962		9,445,120		–0	–	10,190,082
Telecommunication Services	944,680		1,585,614		–0	–	2,530,294
Utilities	–0	–	2,228,350		–0	–	2,228,350
Warrants	–0	–	–0	–	765,226		765,226
Short-Term Investments	–0	–	3,725,553		–0	–	3,725,553
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	514,073		–0	–	–0	–	514,073

Total Investments in Securities	18,130,155		129,279,846	+	765,226		148,175,227
Other Financial Instruments*:
Assets:
Forward Currency Exchange Contracts	–0	–	1,490,520		–0	–	1,490,520
Liabilities:
Forward Currency Exchange Contracts	–0	–	(666,077)		–0	–	(666,077)

Total	$18,130,155		$130,104,289		$765,226		$148,999,670

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

+	A significant portion of the Portfolio’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

17

INTERNATIONAL GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value. The transfers between levels of the fair value hierarchy assumes the financial instrument was transferred at the beginning of the reporting period.

	Warrants		Total
Balance as of 12/31/10	$3,964,949		$3,964,949
Accrued discounts/(premiums)	–0	–	–0	–
Realized gain (loss)	1,005,742		1,005,742
Change in unrealized appreciation/depreciation	(506,728)		(506,728)
Purchases	1,257,274		1,257,274
Sales	(4,956,011)		(4,956,011)
Transfers into Level 3	–0	–	–0	–
Transfers out of Level 3	–0	–	–0	–

Balance as of 12/31/11	$765,226		$765,226

Net change in unrealized appreciation/depreciation from Investments held as of 12/31/11*	$(204,458)		$(204,458)

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific

18

AllianceBernstein Variable Products Series Fund

expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

During the year ended December 31, 2011, the Adviser reimbursed the Portfolio $23,222 for trading losses incurred due to a trade entry error.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2011, such fee amounted to $60,911.

Brokerage commissions paid on investment transactions for the year ended December 31, 2011 amounted to $311,071, of which $0 and $227, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,310 for the year ended December 31, 2011.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2011 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$116,715,856		$138,009,866
U.S. government securities	–0	–	–0	–

19

INTERNATIONAL GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Cost	$146,417,002

Gross unrealized appreciation	$17,519,806
Gross unrealized depreciation	(15,761,581)

Net unrealized appreciation	$1,758,225

1. Derivative Financial Instruments

The Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures Contracts

The Portfolio may buy or sell futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover. The Portfolio may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into a futures contract, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements). When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the period ended December 31, 2011, the Portfolio held futures contracts for hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Portfolio has in that particular currency contract.

20

AllianceBernstein Variable Products Series Fund

During the year ended December 31, 2011, the Portfolio held forward currency exchange contracts for hedging and non-hedging purposes.

At December 31, 2011, the Portfolio had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$1,490,520	Unrealized depreciation of forward currency exchange contracts	$666,077

Total		$1,490,520		$666,077

The effect of derivative instruments on the statement of operations for the year ended December 31, 2011:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$(1,041,592)	$819,960
Equity contracts	Net realized gain (loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	(48,705)	–0	–

Total		$(1,090,297)	$819,960

For the year ended December 31, 2011, the average monthly principal amount of foreign currency exchange contracts was $149,659,693. For fifteen days of the period, the average daily cost of futures contracts was $1,765,350.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all securities loans will be collateralized continually by cash. The Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Portfolio to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not have the right to vote any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AllianceBernstein Exchange Reserves, an eligible money market vehicle, in

21

INTERNATIONAL GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

accordance with the investment restrictions of the Portfolio, and as approved by the Fund’s Board of Directors. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At December 31, 2011, the Portfolio had securities on loan with a value of $492,439 and had received cash collateral which has been invested into AllianceBernstein Exchange Reserves of $514,073. The cash collateral will be adjusted on the next business day after period end to maintain the required collateral amount. The Portfolio earned securities lending income of $1,498 and $209 from the borrowers and AllianceBernstein Exchange Reserves, respectively, for the year ended December 31, 2011; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Portfolio’s transactions in shares of AllianceBernstein Exchange Reserves for the year ended December 31, 2011 is as follows:

Market Value December 31, 2010 (000)		Purchases at Cost (000)	Sales Proceeds (000)	Market Value December 31, 2011 (000)	Dividend Income (000)
$–0	–	$6,782	$6,268	$514	$–0	–*

*	Amount is less than $500.

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010
Class A
Shares sold	280,915	489,235	$4,924,201	$8,214,244
Shares issued in reinvestment of dividends	183,771	151,829	3,419,977	2,412,560
Shares redeemed	(1,296,842)	(1,243,504)	(22,010,446)	(20,302,432)

Net decrease	(832,156)	(602,440)	$(13,666,268)	$(9,675,628)

Class B
Shares sold	598,049	704,801	$10,061,521	$11,693,125
Shares issued in reinvestment of dividends	103,398	84,588	1,907,699	1,333,956
Shares redeemed	(900,547)	(1,080,822)	(15,326,620)	(17,430,046)

Net decrease	(199,100)	(291,433)	$(3,357,400)	$(4,402,965)

NOTE G: Risks Involved in Investing in the Portfolio

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involve special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

22

AllianceBernstein Variable Products Series Fund

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2011.

NOTE I: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2011 and December 31, 2010 were as follows:

	2011	2010
Distributions paid from:
Ordinary income	$5,327,676	$3,746,516

Total taxable distributions	5,327,676	3,746,516

Total distributions paid	$5,327,676	$3,746,516

As of December 31, 2011, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$2,280,548
Accumulated capital and other losses	(55,931,156	)(a)
Unrealized appreciation/(depreciation)	1,762,323	(b)

Total accumulated earnings/(deficit)	$(51,888,285)

(a)	On December 31, 2011, the Portfolio had a net capital loss carryforward of $49,677,815. During the fiscal year, the Portfolio utilized $7,463,081 of capital loss carryforwards to offset current year net realized gains. At December 31, 2011, the Portfolio had a post-October short-term capital loss deferral of $4,868,647 and a post-October long-term capital loss deferral of $1,384,694 which are deemed to arise on January 1, 2012.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of passive foreign investment companies (PFICs), and the realization for tax purposes of gains/losses on certain derivative instruments.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of December 31, 2011, the Portfolio had a net capital loss carryforward of $49,677,815 which will expire as follows:

SHORT-TERM AMOUNT	LONG-TERM AMOUNT	EXPIRATION
$ 7,176,740	$n/a	2016
42,501,075	n/a	2017

During the current fiscal year, permanent differences primarily due to foreign currency reclassifications, the tax treatment of passive foreign investment companies (PFICs), and contributions from the Adviser resulted in a net increase in undistributed net investment income, a net increase in accumulated net realized loss on investment and foreign currency transactions, and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE J: Recent Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to develop common requirements for measuring fair value and for disclosing information about fair value measurements in U.S. GAAP and International Financial Reporting Standards (“IFRS”). The amendments are intended to improve the

23

INTERNATIONAL GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

comparability of fair value measurements presented and disclosed in the financial statements prepared in accordance with U.S. GAAP and IFRS. The ASU is effective during interim or annual periods beginning after December 15, 2011. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

In December 2011, the FASB issued an ASU related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE K: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

24

INTERNATIONAL GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Year Ended December 31,
2011	2010	2009	2008	2007
Net asset value, beginning of period	$18.42	$16.66	$12.52	$24.89	$30.37

Income From Investment Operations
Net investment income (a)	.26	.18	.22	.38	.20
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(3.08)	1.92	4.59	(12.35)	5.16
Contributions from Adviser	.00	(b)	–0	–	–0	–	.00	(b)	–0	–

Net increase (decrease) in net asset value from operations	(2.82)	2.10	4.81	(11.97)	5.36

Less: Dividends and Distributions
Dividends from net investment income	(.52)	(.34)	(.67)	–0	–	(.56)
Distributions from net realized gain on investment transactions	–0	–	–0	–	–0	–	(.40)	(10.28)

Total dividends and distributions	(.52)	(.34)	(.67)	(.40)	(10.84)

Net asset value, end of period	$15.08	$18.42	$16.66	$12.52	$24.89

Total Return
Total investment return based on net asset value (c)	(15.85)%	12.89%	39.58%	(48.85	)%*	18.13%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$90,912	$126,339	$124,335	$80,458	$165,642
Ratio to average net assets of:
Expenses	.94%	.93	%(d)	.99%	.98%	1.21	%(d)
Net investment income	1.53%	1.08	%(d)	1.55%	1.93%	.66	%(d)
Portfolio turnover rate	66%	104%	118%	90%	126%

See footnote summary on page 26.

25

INTERNATIONAL GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Year Ended December 31,
2011	2010	2009	2008	2007
Net asset value, beginning of period	$18.24	$16.51	$12.41	$24.73	$30.20

Income From Investment Operations
Net investment income (a)	.22	.14	.18	.31	.13
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(3.06)	1.89	4.55	(12.23)	5.11
Contributions from Adviser	.00	(b)	–0	–	–0	–	.00	(b)	–0	–

Net increase (decrease) in net asset value from operations	(2.84)	2.03	4.73	(11.92)	5.24

Less: Dividends and Distributions
Dividends from net investment income	(.47)	(.30)	(.63)	–0	–	(.43)
Distributions from net realized gain on investment transactions	–0	–	–0	–	–0	–	(.40)	(10.28)

Total dividends and distributions	(.47)	(.30)	(.63)	(.40)	(10.71)

Net asset value, end of period	$14.93	$18.24	$16.51	$12.41	$24.73

Total Return
Total investment return based on net asset value (c)	(16.04)%	12.61%	39.24%	(48.96	)%*	17.78%

Ratios/Supplemental Data.
Net assets, end of period (000’s omitted)	$58,322	$74,879	$72,604	$45,309	$57,633
Ratio to average net assets of:
Expenses	1.19%	1.18	%(d)	1.24%	1.23%	1.45	%(d)
Net investment income	1.27%	.83	%(d)	1.28%	1.63%	.45	%(d)
Portfolio turnover rate	66%	104%	118%	90%	126%

(a)	Based on average shares outstanding.

(b)	Amount is less than $.005.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	The ratio includes expenses attributable to costs of proxy solicitation.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the year ended December 31, 2008 by 0.01%.

See notes to financial statements.

26

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	AllianceBernstein Variable Products Series Fund

To the Board of Directors of

AllianceBernstein Variable Products Series Fund, Inc.

and Shareholders of AllianceBernstein International Growth Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein International Growth Portfolio (one of the portfolios constituting the AllianceBernstein Variable Products Series Fund, Inc.) (the “Portfolio”) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein International Growth Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 14, 2012

27

TAX INFORMATION (unaudited)	AllianceBernstein Variable Products Series Fund

For Federal income tax purposes, the following information is furnished with respect to the earnings of the Portfolio for the taxable year ended December 31, 2011.

The Portfolio intends to make an election to pass through foreign taxes to its shareholders. For the taxable year ended December 31, 2011, $303,059 of foreign taxes may be passed through and the associated foreign source income for information reporting purposes is $4,589,636.

28

INTERNATIONAL GROWTH
PORTFOLIO	AllianceBernstein Variable Products Series Fund

BOARD OF DIRECTORS
William H. Foulk, Jr.(1), Chairman	Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Marshall C. Turner, Jr.(1)
John H. Dobkin(1) Michael J. Downey(1) D. James Guzy(1)
Nancy P. Jacklin(1)	Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Robert Alster(2), Vice President

William A. Johnston(2), Vice President

Daniel C. Roarty(2), Vice President

Tassos M. Stassopoulos(2), Vice President

Christopher M. Toub(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller

CUSTODIAN AND ACCOUNTING AGENT State Street Bank and Trust Company One Lincoln Street Boston, MA 02111	LEGAL COUNSEL Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

DISTRIBUTOR AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	TRANSFER AGENT AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free 1-(800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Portfolio’s portfolio are made by the International Growth
Portfolio Oversight Group. Messrs. Robert Alster, William A. Johnston, Daniel C. Roarty, Tassos M. Stassopoulos and Christopher M. Toub are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

29

INTERNATIONAL GROWTH PORTFOLIO	AllianceBernstein Variable Products Series Fund

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS* AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
INTERESTED DIRECTOR

Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 51 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	102	None

DISINTERESTED DIRECTORS

William H. Foulk, Jr., ##, ### Chairman of the Board 79 (1990)	Investment Adviser and an Independent Consultant since prior to 2007. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983 and has been Chairman of the AllianceBernstein Funds and of the Independent Directors Committee of such Funds since 2003. He is also active in a number of mutual fund organizations and committees.	102	None

John H. Dobkin, ## 70 (1992)	Independent Consultant since prior to 2007. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002; Senior Advisor from June 1999–June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989–May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001–2008.	102	None

30

AllianceBernstein Variable Products Series Fund

NAME, ADDRESS* AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)

Michael J. Downey, ## 68 (2005)	Private Investor since prior to 2007. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director of two other registered investment companies (and Chairman of one of them).	102	Asia Pacific Fund, Inc. and The Merger Fund since prior to 2007 and Prospect Acquisition Corp. (financial services) from 2007 until 2009

D. James Guzy, ## 75 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2007. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008 and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	102	Cirrus Logic Corporation (semi-conductors) and PLX Technology (semi-conductors) since prior to 2007 and Intel Corporation (semi-conductors) since prior to 2007 until 2008

Nancy P. Jacklin, ## 63 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	102	None

Garry L. Moody, ## 59 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995–2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993–1995); and Partner, Ernst & Young LLP (1975–1993), where he served as the National Director of Mutual Fund Tax Services. He is also a member of the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committee, of most of the AllianceBernstein Funds since 2008.	102	None

31

INTERNATIONAL GROWTH PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AllianceBernstein Variable Products Series Fund

NAME, ADDRESS* AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)

Marshall C. Turner, Jr., ## 70 (2005)	Private Investor since prior to 2007. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003–2005, and President and CEO, 2005–2006, after the company was acquired and renamed Toppan Photomasks, Inc. He has extensive experience in venture capital investing, including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of a number of education and science-related non-profit organizations. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1992.	102	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since prior to 2007

Earl D. Weiner, ## 72 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of most of the Funds.	102	None

*	The address for the Portfolio’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the “1940 Act”, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

###	Member of the Fair Value Pricing Committee.

32

AllianceBernstein Variable Products Series Fund

Officer Information

Certain information concerning the Portfolio’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 51	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 66	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Robert Alster 51	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2007.

William A. Johnston 51	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2007.

Daniel C. Roarty 40	Vice President	Senior Vice President of the Adviser** and Technology Sector Head, with which he has been associated since May 2011. Prior thereto, he was in research and portfolio management at Nuveen Investments since prior to 2007.

Tassos M. Stassopoulos 43	Vice President	Senior Vice President of the Adviser**, with which he has been associated since November 2007. Prior thereto, he was a Managing Director at Credit Suisse since prior to 2007.

Christopher M. Toub 52	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2007.

Emilie D. Wrapp 56	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2007.

Joseph J. Mantineo 52	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2007.

Phyllis J. Clarke 51	Controller	Vice President of ABIS**, with which she has been associated since prior to 2007.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABIS and ABI are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

33

INTERNATIONAL GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein International Growth Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arms length bargaining.” Jones v. Harris Associates L.P., (No. 08-586), 130 U.S. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arms-length bargaining as the benchmark for reviewing challenged fees.”

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 03/31/11 ($MIL)	Portfolio
International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	$197.4	International Growth Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $70,886 (0.04% of the Portfolio’s average daily net assets) for such services.

1	It should be noted that the information in the fee summary was completed on April 21, 2011 and discussed with the Board of Directors on May 3-5, 2011.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

34

AllianceBernstein Variable Products Series Fund

Set forth below are the Portfolio’s total expense ratios for the most recently completed fiscal year:

Portfolio	Total Expense Ratio	Fiscal Year
International Growth Portfolio	Class A 0.93%	December 31
Class B 1.18%

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund, since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. In recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts that have a substantially similar investment style as the Portfolio.3 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on March 31, 2011 net assets:4

Portfolio	Net Assets 03/31/11 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
International Growth Portfolio	$197.4	International Research Growth AC Schedule 85 bp on first $25m 65 bp on next $25m 55 bp on next $50m 45 bp on the balance Minimum account size $25m	0.551%	0.750%

3	It should be noted that the Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

4	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

35

INTERNATIONAL GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The Adviser also manages AllianceBernstein International Growth Fund, Inc. (“International Growth Fund, Inc.”), a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below are the fee schedule of International Growth Fund, Inc. and what would have been the effective advisory fee of the Portfolio had the fee schedule of the retail mutual fund been applicable to the Portfolio:5

Portfolio	AllianceBernstein Mutual Fund	Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
International Growth Portfolio	International Growth Fund, Inc.	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%	0.750%

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Portfolio.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.6 Lipper’s analysis included the Portfolio’s ranking with respect to the contractual management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”) at the approximate current asset level of the Portfolio.7

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

The Portfolio’s original EG had an insufficient number of peers in Lipper’s view. Consequently, Lipper expanded the Portfolio’s EG to include peers that have similar but not the same Lipper investment classification/objective.8

Portfolio	Contractual Management Fee[9]	Lipper Exp. Group Median (%)	Rank
International Growth Portfolio	0.750	0.920	2/11

However, because Lipper had expanded the EG of the Portfolio, under Lipper’s standard guidelines, the Lipper Expense Universe (“EU”) was also expanded to include the universes of those peers that had a similar but not the same Lipper investment classification/objective.10 A “normal” EU will include funds that have the same investment classification/objective as the subject Portfolio.11

Portfolio	Expense Ratio (%)[12]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
International Growth Portfolio	0.929	1.037	2/11	0.977	12/32

5	It should be noted that the AllianceBernstein Mutual Fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the AllianceBernstein Mutual Fund.

6	It should be noted that the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arms length.” Jones v. Harris at 1429.

7	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

8	The Portfolio’s EG includes the Portfolio, eight other VIP International Growth funds (“IFGE”) and two VIP International Core funds (“IFCE”).

9	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services.

10	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

11	The Portfolio’s EU includes the Portfolio, EG and all other VIP IFGE and IFCE funds, excluding outliers.

12	Most recently completed fiscal year end Class A total expense ratio.

36

AllianceBernstein Variable Products Series Fund

Based on this analysis, the Portfolio has equally favorable rankings on a management fee basis and on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio decreased during calendar year 2010, relative to 2009.13

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2010, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, received $175,396 in Rule 12b-1 fees.

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection with Class B shares. During the fiscal year ended December 31, 2010, the Adviser determined that it made payments in the amount of $377,819 on behalf of the Portfolio to ABI.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of $1,385 from the Portfolio.14

The Portfolio did not effect brokerage transactions through and pay commissions to the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted in the future with the Portfolio would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolio. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

13	It should be noted that at the August 2, 2011 meeting, the Adviser presented to the Board revised profitability figures with the respect to the Portfolio.

14	The Fund (which includes the Portfolio and other Portfolios of the Fund) paid ABIS a flat fee of $18,000 in 2010.

37

INTERNATIONAL GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

V. POSSIBLE ECONOMIES OF SCALE

Although it is clear that economies of scale may have been shared through the existence of breakpoints in the investment advisory fee schedule, it should be noted that sufficient data does not exist to evaluate the extent to which economies of scale or scope are being shared with the AllianceBernstein Mutual Funds’ shareholders. The Adviser has indicated that economies of scale are being shared with shareholders through fee structures, subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

In February 2008, an independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli15 study on advisory fees and various fund characteristics.16 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.17 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $477 billion as of March 31, 2011, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance rankings of the Portfolio18 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)19 for the periods ended February 28, 2011.20

	Portfolio Return	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	19.71	21.01	23.89	8/11	27/30
3 year	–4.38	–2.28	–1.35	8/10	24/28
5 year	2.37	3.32	2.77	7/10	18/27
10 year	8.04	4.71	5.33	1/10	3/20

15	The Deli study was originally published in 2002 based on 1997 data.

16	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arms length. See Jones V. Harris at 1429.

17	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

18	The performance rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns of the Portfolio shown were provided by Lipper.

19	The Portfolio’s PG is identical to the Portfolio’s respective EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including/excluding a fund from a PU is somewhat different from that of an EU.

20	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

38

AllianceBernstein Variable Products Series Fund

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)21 versus its benchmarks.22 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.23

	Periods Ending February 28, 2011 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
International Growth Portfolio	19.71	–4.38	2.37	8.05	9.02	20.38	0.37	10
MSCI AC World ex US Index (Net)	21.12	–0.56	4.23	6.64	N/A	19.08	0.32	10
MSCI World ex US Index (Net)[24]	21.22	–1.41	3.04	5.43	5.47	N/A	N/A	N/A
Inception Date: September 23, 1994

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: May 24, 2011

21	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

22	The Adviser provided Portfolio and benchmark performance return information for periods through February 28, 2011.

23	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be regarded as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be regarded as better performing than a portfolio with a lower Sharpe Ratio.

24	Benchmark since inception date is the nearest month end after the Portfolio’s inception date.

39

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein International Value Portfolio

December 31, 2011

Annual Report

ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

INTERNATIONAL VALUE PORTFOLIO	AllianceBernstein Variable Products Series Fund

LETTER TO INVESTORS

February 10, 2012

The following is an update of AllianceBernstein Variable Products Series Fund—AllianceBernstein International Value Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2011.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is long-term growth of capital. The Portfolio will invest primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and more than 40 developed and emerging-market countries. These countries currently include the developed nations in Europe and the Far East, Canada, Australia and emerging market countries worldwide. Under normal market conditions, the Portfolio invests significantly (at least 40%—unless market conditions are not deemed favorable by AllianceBernstein L.P. (the “Adviser”) in securities of non-U.S. companies. In addition, the Portfolio invests, under normal circumstances, in the equity securities of companies located in at least three countries.

The Portfolio invests in companies that are determined by the Adviser’s Bernstein unit (“Bernstein”) to be undervalued, using a fundamental value approach. In selecting securities for the Portfolio, Bernstein uses its fundamental and quantitative research to identify companies whose stocks are priced low in relation to their perceived long-term earnings power.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. The Adviser evaluates currency and equity positions separately and may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Portfolio may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Portfolio may invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and “semi-governmental securities” and enter into forward commitments. The Portfolio may enter into derivatives transactions, such as options, futures, forwards and swap agreements.

INVESTMENT RESULTS

The table on page 3 shows the Portfolio’s performance compared to its benchmark, the Morgan Stanley Capital International Europe, Australasia and Far East (“MSCI EAFE”) Index (net), for the one-, five- and 10- year periods ended December 31, 2011.

The Portfolio declined and underperformed its benchmark for the annual period ended December 31, 2011. Derivatives were used to implement active currency management. Currency management was slightly negative during the period, due to an underweight in the Japanese yen. However, security selection was the main source of underperformance, particularly in the finance, industrial commodities and consumer cyclicals sectors. Sector selection was also negative, owing to an underweight in consumer staples and overweights in finance and technology.

MARKET REVIEW AND INVESTMENT STRATEGY

The rally in the global equity markets that started in the latter half of 2010 came to an abrupt end in May 2011, as heightened risk aversion caused investors to pull back sharply. Following a five-month slump, markets reversed course in October when European leaders agreed on a rescue plan for the euro area. But the relief rally was short-lived, as markets again turned negative amid fears the situation was escalating to dangerous new levels and on signs that the contagion was spreading from the region’s peripheral economies to its core ones. However, encouraging economic data and the coordinated action by leading central banks to shore up liquidity in both the financial markets and the undercapitalized European banking system, helped to offset, to some degree, fears about the escalating euro crisis at year end.

The International Value Senior Investment Management Team (the “Team”) is emphasizing companies with strong free cash flow generation that are selling at attractive valuations. The Team believes these opportunities are available across a wide range of sectors.

1

INTERNATIONAL VALUE PORTFOLIO
HISTORICAL PERFORMANCE	AllianceBernstein Variable Products Series Fund

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month-end.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For a free copy of the Portfolio’s prospectus, which contains this and other information, call your financial advisor or 800.984.7654. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio’s quoted performance would be lower. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged MSCI EAFE Index (net) does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI EAFE Index (net; free float-adjusted market capitalization weighted) represents the equity market performance of developed markets, excluding the U.S. and Canada. Net returns reflect the reinvestment of dividends after the deduction of non-U.S. withholding tax. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The market values of the portfolio’s holdings rise and fall from day to day, so investments may lose value.

Foreign (Non-U.S.) Risk: Non-U.S. securities may be more volatile because of political, regulatory, market and economic uncertainties associated with such securities. Fluctuations in currency exchange rates may negatively affect the value of the investment or reduce returns. These risks are magnified in emerging or developing markets.

Leverage Risk: Trying to enhance investment returns by borrowing money or using other leverage tools—magnify both gains and losses, resulting in greater volatility.

Derivatives Risk: Investing in derivative instruments such as options, futures, forwards or swaps can be riskier than traditional investments, and may be more volatile, especially in a down market.

These risks are fully discussed in the Variable Products prospectus.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

(Historical Performance continued on next page)

2

INTERNATIONAL VALUE PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)	AllianceBernstein Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARK	NAV Returns
PERIODS ENDED DECEMBER 31, 2011	1 Year	5 Years*	10 Years*
AllianceBernstein International Value Portfolio Class A	-19.25%	-10.83%	4.33%
AllianceBernstein International Value Portfolio Class B	-19.44%	-11.05%	4.08%
MSCI EAFE Index (net)	-12.14%	-4.72%	4.67%
* Average annual returns.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual expense ratios as 0.85% and 1.10% for Class A and Class B, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE PORTFOLIO CLASS A

GROWTH OF A $10,000 INVESTMENT

12/31/01 – 12/31/11

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein International Value Portfolio Class A shares (from 12/31/01 to 12/31/11) as compared to the performance of the Portfolio’s benchmark, the MSCI EAFE Index. The chart assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on previous page.

3

INTERNATIONAL VALUE PORTFOLIO
FUND EXPENSES (unaudited)	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$790.40	$3.61	0.80%
Hypothetical (5% return before expenses)	$1,000	$1,021.17	$4.08	0.80%

Class B
Actual	$1,000	$789.50	$4.74	1.05%
Hypothetical (5% return before expenses)	$1,000	$1,019.91	$5.35	1.05%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

4

INTERNATIONAL VALUE PORTFOLIO
TEN LARGEST HOLDINGS*
December 31, 2011 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
BP PLC	$42,692,420	3.9%
AstraZeneca PLC	33,146,456	3.0
Royal Dutch Shell PLC (Euronext Amsterdam)—Class A	33,104,196	3.0
Nippon Telegraph & Telephone Corp.	25,953,874	2.4
Vodafone Group PLC	24,148,340	2.2
Novartis AG	21,500,102	2.0
Roche Holding AG	21,224,342	1.9
Japan Tobacco, Inc.	21,109,568	1.9
Telecom Italia SpA	19,008,809	1.7
National Australia Bank Ltd.	18,152,008	1.7

	$260,040,115	23.7%

SECTOR DIVERSIFICATION**

December 31, 2011 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Financials	$239,135,711	22.0%
Energy	158,355,754	14.6
Consumer Discretionary	138,255,045	12.7
Materials	105,096,484	9.7
Healthcare	101,269,325	9.3
Telecommunication Services	88,490,638	8.2
Industrials	77,196,176	7.1
Information Technology	67,807,320	6.2
Consumer Staples	65,621,929	6.1
Utilities	38,445,605	3.5
Short-Term Investments	6,266,591	0.6

Total Investments	$1,085,940,578	100.0%

*	Long-term investments.

**	The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investments restrictions discussed in the Fund’s prospectus.

5

INTERNATIONAL VALUE PORTFOLIO
COUNTRY DIVERSIFICATION*
December 31, 2011 (unaudited)	AllianceBernstein Variable Products Series Fund

COUNTRY	U.S.$ VALUE	PERCENT OF TOTAL INVESTMENTS
United Kingdom	$262,079,694	24.1%
Japan	250,961,947	23.1
Germany	92,193,609	8.5
France	72,175,153	6.6
Netherlands	64,414,670	5.9
Switzerland	51,981,113	4.8
South Korea	38,265,282	3.5
Australia	32,239,407	3.0
Italy	32,158,736	3.0
Brazil	27,928,046	2.6
Canada	25,777,195	2.4
Taiwan	22,795,585	2.1
Other	106,703,550	9.8
Short-Term Investments	6,266,591	0.6

Total Investments	$1,085,940,578	100.0%

*	All data are as of December 31, 2011. The Portfolio’s country breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. “Other” country weightings represent 1.7% or less in the following countries: Austria, Belgium, China, Hong Kong, New Zealand, Norway, Poland, Portugal, Russia, South Africa, Spain, Thailand, and Turkey.

6

INTERNATIONAL VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2011	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–98.6%

FINANCIALS–21.8%
CAPITAL MARKETS–1.7%
Deutsche Bank AG	323,500	$12,260,942
Macquarie Group Ltd.	262,250	6,368,230

		18,629,172

COMMERCIAL BANKS–11.9%
Australia & New Zealand Banking Group Ltd.	284,200	5,952,541
Banco do Brasil SA	631,100	8,018,802
Barclays PLC	4,151,200	11,368,827
BNP Paribas SA	242,529	9,443,940
Hana Financial Group, Inc.	106,620	3,303,864
HSBC Holdings PLC	1,209,176	9,230,902
KB Financial Group, Inc.	236,461	7,450,985
KBC Groep NV	283,500	3,544,815
Lloyds Banking Group PLC(a)	20,471,800	8,223,120
Mitsubishi UFJ Financial Group, Inc.	3,510,200	14,860,360
National Australia Bank Ltd.	762,000	18,152,008
Societe Generale SA	604,384	13,342,145
Sumitomo Mitsui Financial Group, Inc.	469,400	13,017,767
Turkiye Is Bankasi– Class C	1,198,100	2,090,015
Turkiye Vakiflar Bankasi Tao–Class D	2,365,592	3,053,969

		131,054,060

DIVERSIFIED FINANCIAL SERVICES–2.1%
ING Groep NV(a)	2,172,580	15,537,416
ORIX Corp.	87,130	7,183,109

		22,720,525

INSURANCE–4.8%
Aegon NV(a)	2,017,300	8,062,537
Allianz SE	180,520	17,240,406
Aviva PLC	1,122,900	5,222,980
Legal & General Group PLC	7,277,417	11,629,842
Muenchener Rueckversicherungs AG	86,910	10,650,187

		52,805,952

REAL ESTATE INVESTMENT TRUSTS (REITs)–0.6%
British Land Co. PLC	917,130	6,582,558

REAL ESTATE MANAGEMENT & DEVELOPMENT–0.7%
Evergrande Real Estate Group Ltd.	9,557,000	$3,932,570
New World Development Co Ltd.	4,248,000	3,410,874

		7,343,444

		239,135,711

ENERGY–14.5%
ENERGY EQUIPMENT & SERVICES–0.8%
Seadrill Ltd.	242,570	8,089,476

OIL, GAS & CONSUMABLE FUELS–13.7%
BP PLC	5,993,360	42,692,420
China Petroleum & Chemical Corp.– Class H	6,882,000	7,242,153
ENI SpA	637,800	13,149,927
Gazprom OAO (Sponsored ADR)	952,200	10,170,448
JX Holdings, Inc.	1,426,000	8,605,335
LUKOIL OAO (London) (Sponsored ADR)	163,800	8,714,160
Nexen, Inc. (Toronto)	585,842	9,321,717
OMV AG	116,564	3,530,956
Petroleo Brasileiro SA (Sponsored ADR)	357,600	8,400,024
PTT PCL	529,300	5,334,942
Royal Dutch Shell PLC (Euronext Amsterdam)–Class A	908,188	33,104,196

		150,266,278

		158,355,754

CONSUMER DISCRETIONARY–12.6%
AUTO COMPONENTS–4.1%
Bridgestone Corp.(b)	590,500	13,373,752
Faurecia	183,425	3,457,036
GKN PLC	3,679,100	10,447,606
Magna International, Inc.–Class A	280,400	9,358,135
NGK Spark Plug Co., Ltd.	414,000	5,116,597
Sumitomo Rubber Industries Ltd.	229,900	2,760,709

		44,513,835

AUTOMOBILES–5.6%
Bayerische Motoren Werke AG	77,200	5,160,674
Kia Motors Corp.	80,950	4,697,344
Mazda Motor Corp.(a)	4,316,000	7,588,730
Nissan Motor Co., Ltd.	1,624,500	14,547,549

7

INTERNATIONAL VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

Renault SA	394,930	$13,638,247
Volkswagen AG (Preference Shares)	102,450	15,317,439

		60,949,983

DISTRIBUTORS–0.3%
Inchcape PLC	752,765	3,424,884

HOUSEHOLD DURABLES–1.6%
Sharp Corp./Japan	1,149,000	10,015,891
Sony Corp.	404,500	7,293,531

		17,309,422

LEISURE EQUIPMENT & PRODUCTS–0.3%
Namco Bandai Holdings, Inc.	276,300	3,921,398

MEDIA–0.2%
Informa PLC	508,000	2,848,250

TEXTILES, APPAREL & LUXURY GOODS–0.5%
Yue Yuen Industrial Holdings Ltd.	1,675,500	5,287,273

		138,255,045

MATERIALS–9.6%
CHEMICALS–2.7%
Agrium, Inc. (Toronto)	70,900	4,758,912
Air Water, Inc.	136,000	1,726,115
Koninklijke DSM NV	338,449	15,643,603
Mitsubishi Gas Chemical Co., Inc.	733,000	4,064,500
Ube Industries Ltd./Japan	1,168,000	3,192,489

		29,385,619

METALS & MINING–6.9%
Anglo American PLC	257,000	9,493,617
ArcelorMittal (Euronext Amsterdam)	314,410	5,712,969
Dowa Holdings Co., Ltd.	135,000	849,941
Exxaro Resources Ltd.	180,700	3,754,305
JFE Holdings, Inc.	247,800	4,480,215
KGHM Polska Miedz SA	142,420	4,542,947
New Gold, Inc.(a)	231,739	2,338,431
OneSteel Ltd.	2,470,880	1,766,628
Rio Tinto PLC	334,840	16,355,765
ThyssenKrupp AG	332,300	7,623,874
Vale SA (Sponsored ADR) (Local Preference Shares)	558,700	11,509,220
Xstrata PLC	478,350	7,282,953

		75,710,865

		105,096,484

HEALTH CARE–9.2%
PHARMACEUTICALS–9.2%
AstraZeneca PLC	717,580	33,146,456
GlaxoSmithKline PLC	713,810	16,264,816
Novartis AG	376,580	21,500,102

Company	Shares	U.S. $ Value

Otsuka Holdings Co., Ltd.	76,900	$2,158,261
Roche Holding AG	125,500	21,224,342
Sanofi	95,425	6,975,348

		101,269,325

TELECOMMUNICATION SERVICES–8.1%
DIVERSIFIED TELECOMMUNICATION SERVICES–5.0%
Chorus Ltd.(a)	17,644	42,950
Nippon Telegraph & Telephone Corp.	509,800	25,953,874
Telecom Italia SpA (ordinary shares)	11,258,700	12,033,966
Telecom Italia SpA (savings shares)	7,794,800	6,974,843
Vivendi SA	431,120	9,411,141

		54,416,774

WIRELESS TELECOMMUNICATION SERVICES–3.1%
NTT DoCoMo, Inc.	5,406	9,925,524
Vodafone Group PLC	8,661,205	24,148,340

		34,073,864

		88,490,638

INDUSTRIALS–7.1%
AIRLINES–0.8%
Cathay Pacific Airways Ltd.	1,427,000	2,439,894
Deutsche Lufthansa (REG)	514,000	6,113,804

		8,553,698

BUILDING PRODUCTS–1.2%
Asahi Glass Co., Ltd.(b)	1,532,000	12,807,348

CONSTRUCTION & ENGINEERING–1.4%
Bouygues SA	505,785	15,907,296

ELECTRICAL EQUIPMENT–0.9%
Sumitomo Electric Industries Ltd.	922,600	9,988,698

INDUSTRIAL CONGLOMERATES–0.7%
Bidvest Group Ltd.	172,570	3,305,384
Cookson Group PLC	581,700	4,590,980

		7,896,364

PROFESSIONAL SERVICES–0.7%
Randstad Holding NV	246,500	7,251,401

ROAD & RAIL–0.3%
East Japan Railway Co.	44,600	2,842,729

8

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

TRADING COMPANIES & DISTRIBUTORS–1.1%
Mitsubishi Corp.	398,900	$8,039,732
Mitsui & Co., Ltd.	252,200	3,908,910

		11,948,642

		77,196,176

INFORMATION TECHNOLOGY–6.2%
COMPUTERS & PERIPHERALS–1.3%
Fujitsu Ltd.	1,455,000	7,544,095
Pegatron Corp.	1,621,000	1,761,368
Wistron Corp.	3,564,560	4,509,630

		13,815,093

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–1.2%
AU Optronics Corp.	10,198,990	4,401,303
LG Display Co., Ltd.(a)	392,240	8,325,651

		12,726,954

OFFICE ELECTRONICS–0.9%
Konica Minolta Holdings, Inc.	1,368,000	10,172,157

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–2.5%
Advanced Semiconductor Engineering, Inc.	9,096,211	7,793,010
Powertech Technology, Inc.	2,048,000	4,330,274
Samsung Electronics Co., Ltd.	15,750	14,487,438
Sumco Corp.(a)	124,000	912,799

		27,523,521

SOFTWARE–0.3%
Nintendo Co., Ltd.	26,000	3,569,595

		67,807,320

CONSUMER STAPLES–6.0%
BEVERAGES–0.9%
Asahi Group Holdings Ltd.(b)	429,900	9,430,669

FOOD & STAPLES RETAILING–1.8%
Delhaize Group SA	135,534	7,597,097
Koninklijke Ahold NV	908,200	12,206,744

		19,803,841

FOOD PRODUCTS–0.8%
Nestle SA	161,200	9,256,669

TOBACCO–2.5%
Imperial Tobacco Group PLC	159,120	6,021,182

Japan Tobacco, Inc.	4,489	$21,109,568

		27,130,750

		65,621,929

UTILITIES–3.5%
ELECTRIC UTILITIES–2.4%
E.ON AG	827,200	17,826,283
EDP–Energias de Portugal SA	2,752,400	8,500,437

		26,326,720

GAS UTILITIES–1.1%
Gas Natural SDG SA	707,100	12,118,885

		38,445,605

Total Common Stocks (cost $1,221,079,534)		1,079,673,987

	Principal Amount (000)
SHORT-TERM INVESTMENTS–0.5%
TIME DEPOSIT–0.5%
State Street Time Deposit 0.01%, 1/03/12 (cost $6,266,591)	$6,267	6,266,591

Total Investments Before Security Lending Collateral for Securities Loaned–99.1% (cost $1,227,346,125)		1,085,940,578

	Shares
INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–3.2%
INVESTMENT COMPANIES–3.2%
AllianceBernstein Exchange Reserves–Class I, 0.14%(c) (cost $35,009,315)	35,009,315	35,009,315

TOTAL INVESTMENTS–102.3% (cost $1,262,355,440)		1,120,949,893
Other assets less liabilities–(2.3)%		(25,662,686)

NET ASSETS–100.0%		$1,095,287,207

9

INTERNATIONAL VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

FUTURES CONTRACTS (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at December 31, 2011	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
EURO STOXX 50 Index Futures	380	March 2012	$11,212,804	$11,351,094	$138,290

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at December 31, 2011	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Barclays Bank PLC Wholesale:
Great British Pound settling 1/13/12	6,021	$9,487,772	$9,349,890	$(137,882)
Citibank N.A:
New Zealand Dollar settling 1/13/12	5,869	4,558,335	4,565,934	7,599
Swiss Franc settling 1/13/12	6,247	6,891,964	6,651,702	(240,262)
Credit Suisse London Branch (GFX):
Australian Dollar settling 1/13/12	6,079	6,131,583	6,211,252	79,669
Deutsche Bank AG London:
Norwegian Krone settling 1/13/12	186,496	33,106,582	31,173,291	(1,933,291)
Swiss Franc settling 1/13/12	27,427	29,876,255	29,203,813	(672,442)
Goldman Sachs International:
Euro settling 1/13/12	8,428	10,946,708	10,908,540	(38,168)
Great British Pound settling 1/13/12	14,644	23,361,280	22,740,374	(620,906)
HSBC BankUSA:
Euro settling 1/13/12	6,359	8,589,864	8,230,589	(359,275)
Japanese Yen settling 1/13/12	1,521,055	19,511,962	19,763,958	251,996
Japanese Yen settling 1/13/12	1,253,302	16,291,989	16,284,887	(7,102)
Swedish Krona settling 1/13/12	250,584	37,693,141	36,394,932	(1,298,209)
Swiss Franc settling 1/13/12	9,293	10,629,683	9,895,032	(734,651)
Royal Bank of Canada:
Swedish Krona settling 1/13/12	119,617	17,627,286	17,373,226	(254,060)
Swiss Franc settling 1/13/12	6,938	7,761,746	7,387,467	(374,279)
Royal Bank of Scotland PLC:
Great British Pound settling 4/16/12	12,096	18,671,869	18,766,011	94,142
Standard Chartered Bank:
Australian Dollar settling 1/13/12	43,822	42,643,188	44,775,374	2,132,186
Westpac Banking Corp:
Australian Dollar settling 1/13/12	5,118	5,174,452	5,229,346	54,894

Sale Contracts
Barclays Bank PLC Wholesale:
Euro settling 1/13/12	9,288	12,544,344	12,021,656	522,688
Japanese Yen settling 1/13/12	3,387,941	44,208,680	44,021,503	187,177
Credit Suisse London Branch (GFX):
Euro settling 4/16/12	5,261	7,094,957	6,816,120	278,837
Deutsche Bank AG London:
Euro settling 1/13/12	47,963	65,888,212	62,079,533	3,808,679
Morgan Stanley and Co., Inc:
Australian Dollar settling 1/13/12	40,425	41,032,345	41,304,470	(272,125)

10

AllianceBernstein Variable Products Series Fund

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at December 31, 2011	Unrealized Appreciation/ (Depreciation)
Sale Contracts (continued)
Royal Bank of Canada:
Canadian Dollar settling 1/13/12	25,381	$24,621,668	$24,908,265	$(286,597)
Euro settling 1/13/12	7,958	10,958,246	10,300,209	658,037
Euro settling 1/13/12	6,612	9,011,429	8,558,053	453,376
Swiss Franc settling 1/13/12	3,439	3,765,528	3,661,790	103,738
Royal Bank of Scotland PLC:
Euro settling 1/13/12	9,886	13,448,519	12,795,661	652,858
Norwegian Krone settling 1/13/12	15,619	2,698,421	2,610,757	87,664
Norwegian Krone settling 1/13/12	148,742	24,817,012	24,862,612	(45,600)
Standard Chartered Bank:
Japanese Yen settling 1/13/12	1,697,604	21,880,993	22,057,963	(176,970)
UBS AG:
Swiss Franc settling 1/13/12	23,547	24,776,249	25,072,454	(296,205)
Westpac Banking Corp:
New Zealand Dollar settling 1/13/12	5,869	4,527,934	4,565,934	(38,000)

				$1,587,516

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR—American Depositary Receipt

REG—Registered Shares

See notes to financial statements.

11

INTERNATIONAL VALUE PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
December 31, 2011	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $1,227,346,125)	$1,085,940,578 (a)
Affiliated issuers (cost $35,009,315—including investment of cash collateral for securities loaned of $35,009,315)	35,009,315
Cash	841,638 (b)
Foreign currencies, at value (cost $6,337,963)	6,288,843
Unrealized appreciation of forward currency exchange contracts	9,373,540
Dividends and interest receivable	3,187,897
Receivable for capital stock sold	979,880
Receivable for variation margin on futures contracts	147,560
Receivable for investment securities sold and foreign currency transactions	60,825

Total assets	1,141,830,076

LIABILITIES
Payable for collateral received on securities loaned	35,009,315
Unrealized depreciation of forward currency exchange contracts	7,786,024
Payable for investment securities purchased and foreign currency transactions	2,048,676
Advisory fee payable	702,995
Payable for capital stock redeemed	284,164
Distribution fee payable	221,035
Administrative fee payable	17,833
Transfer Agent fee payable	106
Accrued expenses and other liabilities	472,721

Total liabilities	46,542,869

NET ASSETS	$1,095,287,207

COMPOSITION OF NET ASSETS
Capital stock, at par	$96,054
Additional paid-in capital	2,299,536,259
Distributions in excess of net investment income	(6,827,059)
Accumulated net realized loss on investment and foreign currency transactions	(1,057,697,929)
Net unrealized depreciation on investments and foreign currency denominated assets and liabilities	(139,820,118)

$1,095,287,207

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$62,002,506	5,391,838	$11.50
B	$1,033,284,701	90,662,571	$11.40

(a)	Includes securities on loan with a value of $33,528,382 (see Note E).

(b)	An amount of $841,638 has been segregated to collateralize margin requirements for open futures contracts outstanding at December 31, 2011.

See notes to financial statements.

12

INTERNATIONAL VALUE PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2011	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $4,084,316)	$42,778,213
Affiliated issuers	5,996
Interest	9,130
Securities lending income	31,744

	42,825,083

EXPENSES
Advisory fee (see Note B)	9,735,549
Distribution fee—Class B	3,038,287
Transfer agency—Class A	290
Transfer agency—Class B	4,135
Printing	345,594
Custodian	317,297
Administrative	61,186
Legal	54,304
Audit	49,610
Directors’ fees	3,766
Miscellaneous	54,968

Total expenses	13,664,986

Net investment income	29,160,097

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	(12,891,147)
Futures contracts	(1,635,997)
Foreign currency transactions	4,261,116
Net change in unrealized appreciation/depreciation of:
Investments	(272,552,398	)(a)
Futures contracts	414,772
Foreign currency denominated assets and liabilities	(3,956,896)

Net loss on investment and foreign currency transactions	(286,360,550)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(257,200,453)

(a)	Net of decrease in accrued foreign capital gains taxes of $174,639.

See notes to financial statements.

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INTERNATIONAL VALUE PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Year Ended December 31, 2011	Year Ended December 31, 2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$29,160,097	$26,989,334
Net realized loss on investment and foreign currency transactions	(10,266,028)	(7,716,337)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(276,094,522)	(6,382,378)

Net increase (decrease) in net assets from operations	(257,200,453)	12,890,619
DIVIDENDS TO SHAREHOLDERS FROM
Net investment income
Class A	(3,148,264)	(3,614,305)
Class B	(46,818,834)	(36,126,076)
Tax return of capital
Class A	(39,373)	–0	–
Class B	(585,535)	–0	–
CAPITAL STOCK TRANSACTIONS
Net decrease	(27,178,898)	(429,922,600)
CAPITAL CONTRIBUTIONS
Proceeds from third party regulatory settlement (see Note F)	(37,567)	–0	–

Total decrease	(335,008,924)	(456,772,362)
NET ASSETS
Beginning of period	1,430,296,131	1,887,068,493

End of period (including distributions in excess of net investment income of ($6,827,059) and undistributed net investment income of $1,237,925, respectively)	$1,095,287,207	$1,430,296,131

See notes to financial statements.

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INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2011	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein International Value Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers fourteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter market (“OTC”) put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price); open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties, which are approved by the Board of Directors.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred between the close of the foreign markets and the time at which the Portfolio values its securities which may materially affect the value of securities trading in such markets. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement

15

INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2011:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks
Financials	$15,469,787		$223,665,924		$–0	–	$239,135,711
Energy	9,321,717		149,034,037		–0	–	158,355,754
Consumer Discretionary	9,358,135		128,896,910		–0	–	138,255,045
Materials	7,097,343		97,999,141		–0	–	105,096,484
Health Care	–0	–	101,269,325		–0	–	101,269,325
Telecommunication Services	42,950		88,447,688		–0	–	88,490,638
Industrials	–0	–	77,196,176		–0	–	77,196,176
Information Technology	–0	–	67,807,320		–0	–	67,807,320
Consumer Staples	–0	–	65,621,929		–0	–	65,621,929
Utilities	–0	–	38,445,605		–0	–	38,445,605
Short-Term Investments	–0	–	6,266,591		–0	–	6,266,591
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	35,009,315				–0	–	35,009,315

Total Investments in Securities	76,299,247		1,044,650,646	+	–0	–	1,120,949,893
Other Financial Instruments*:
Assets:
Futures Contracts	138,290		–0	–	–0	–	138,290	#
Forward Currency Exchange Contracts	–0	–	9,373,540		–0	–	9,373,540
Liabilities:
Forward Currency Exchange Contracts	–0	–	(7,786,024)		–0	–	(7,786,024)

Total	$76,437,537		$1,046,238,162		$–0	–	$1,122,675,699

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

+	A significant portion of the Portfolio’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

16

AllianceBernstein Variable Products Series Fund

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion, and .60% in excess of $5 billion of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.20% and 1.45% of daily average net assets for Class A and Class B shares, respectively (the “Expense Caps”). The Expense Caps will expire on May 1, 2012 and then may be extended by the Adviser for additional one year terms. For the year ended December 31, 2011, there was no such reimbursement.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2011, such fee amounted to $61,186.

17

INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Brokerage commissions paid on investment transactions for the year ended December 31, 2011 amounted to $1,815,021, of which $0 and $7,187, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,310 for the year ended December 31, 2011.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2011 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$801,910,626		$836,198,968
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures and foreign currency transactions) are as follows:

Cost	$1,293,797,390

Gross unrealized appreciation	$69,074,981
Gross unrealized depreciation	(241,922,478)

Net unrealized depreciation	$(172,847,497)

1. Derivative Financial Instruments

The Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures Contracts

The Portfolio may buy or sell futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover. The Portfolio may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

18

AllianceBernstein Variable Products Series Fund

At the time the Portfolio enters into a futures contract, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements). When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended December 31, 2011, the Portfolio held futures contracts for non-hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Portfolio has in that particular currency contract.

During the year ended December 31, 2011, the Portfolio held forward currency exchange contracts for hedging and non-hedging purposes.

At December 31, 2011, the Portfolio had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$9,373,540		Unrealized depreciation of forward currency exchange contracts	$7,786,024
Equity contracts	Receivable/Payable for variation margin on futures contracts	138,290	*

Total		$9,511,830			$7,786,024

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

19

INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

The effect of derivative instruments on the statement of operations for the year ended December 31, 2011:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$4,352,270	$(3,506,319)
Equity contracts	Net realized gain (loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	(1,635,997)	414,772

Total		$2,716,273	$(3,091,547)

For the year ended December 31, 2011, the average monthly principal amount of foreign currency exchange contracts was $1,060,985,781 and the average monthly original value of futures contracts was $12,705,416.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all securities loans will be collateralized continually by cash. The Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Portfolio to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not have the right to vote any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AllianceBernstein Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Fund’s Board of Directors. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At December 31, 2011, the Portfolio had securities on loan with a value of $33,528,382 and had received cash collateral which has been invested into AllianceBernstein Exchange Reserves of $35,009,315. The cash collateral will be adjusted on the next business day after period end to maintain the required collateral amount. The Portfolio earned securities lending income of $31,744 and $5,996 from the borrowers and AllianceBernstein Exchange Reserves, respectively, for the year ended December 31, 2011; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of

20

AllianceBernstein Variable Products Series Fund

the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Portfolio’s transactions in shares of AllianceBernstein Exchange Reserves for the year ended December 31, 2011 is as follows:

Market Value December 31, 2010 (000)		Purchases at Cost (000)	Sales Proceeds (000)	Market Value December 31, 2011 (000)	Dividend Income (000)
$–0	–	$156,881	$121,872	$35,009	$6

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010
Class A
Shares sold	1,263,722	2,187,153	$17,627,302	$30,740,419
Shares issued in reinvestment of dividends	251,905	249,468	3,187,638	3,614,305
Shares redeemed	(3,122,480)	(7,637,394)	(44,808,960)	(107,855,111)

Net decrease	(1,606,853)	(5,200,773)	$(23,994,020)	$(73,500,387)

Class B
Shares sold	11,078,334	14,152,871	$146,348,238	$189,853,986
Shares issued in reinvestment of dividends	3,808,040	2,506,614	47,404,368	36,126,076
Shares redeemed	(14,009,848)	(44,356,705)	(196,937,484)	(582,402,275)

Net increase (decrease)	876,526	(27,697,220)	$(3,184,878)	$(356,422,213)

The Portfolio reversed a prior period accrual in the amount of $37,567 related to a third-party’s settlement of regulatory proceedings involving allegations of improper trading during the year ended December 31, 2011. This amount is presented in the Portfolio’s statement of changes in net assets. Neither the Portfolio nor its affiliates were involved in the proceedings or the calculation of the payment.

NOTE G: Risks Involved in Investing in the Portfolio

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

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INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2011.

NOTE I: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2011 and December 31, 2010 were as follows:

	2011	2010
Distributions paid from:
Ordinary income	$49,967,098	$39,740,381

Total taxable distributions	49,967,098	39,740,381
Tax return of capital	624,908	–0	–

Total distributions paid	$50,592,006	$39,740,381

As of December 31, 2011, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(1,031,483,019	)(a)
Unrealized appreciation/(depreciation)	(172,862,087	)(b)

Total accumulated earnings/(deficit)	$(1,204,345,106)

(a)	On December 31, 2011, the Portfolio had a net capital loss carryforward of $1,018,841,094. At December 31, 2011, the Portfolio had a qualified late-year loss deferral of $3,217,884, a post-October short-term capital loss deferral of $7,569,063 and a post-October long-term capital loss deferral of $1,854,978 which are deemed to arise on January 1, 2012.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of passive foreign investment companies (PFICs), and the realization for tax purposes of gains/losses on certain derivative instruments.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of December 31, 2011, the Portfolio had a net capital loss carryforward of $1,018,841,094 which will expire as follows:

SHORT-TERM AMOUNT	LONG-TERM AMOUNT	EXPIRATION
$41,335,504	n/a	2016
917,130,062	n/a	2017
50,169,345	n/a	2018
706,426	$9,499,757	No expiration

During the current fiscal year, permanent differences primarily due to foreign currency reclassifications, a dividend overdistribution, and the tax treatment of passive foreign investment companies (PFICs) resulted in a net decrease in distributions in excess of net investment income, a net increase in accumulated net realized loss on investment and foreign currency transactions, and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE J: Recent Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to develop common requirements for measuring fair value and for disclosing information about fair value measurements in U.S. GAAP and International Financial Reporting Standards (“IFRS”). The amendments are intended to improve the comparability of fair value measurements presented and disclosed in the financial statements prepared in accordance with U.S.

22

AllianceBernstein Variable Products Series Fund

GAAP and IFRS. The ASU is effective during interim or annual periods beginning after December 15, 2011. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

In December 2011, the FASB issued an ASU related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE K: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

23

INTERNATIONAL VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended December 31,
2011	2010	2009	2008	2007
Net asset value, beginning of period	$14.90	$14.70	$11.05	$25.14	$24.96

Income From Investment Operations
Net investment income (a)	.36	.27	.29	.54	.43
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(3.19)	.39	†	3.54	(13.15)	1.07

Net increase (decrease) in net asset value from operations	(2.83)	.66	3.83	(12.61)	1.50

Less: Dividends and Distributions
Dividends from net investment income	(.56)	(.46)	(.18)	(.23)	(.31)
Distributions from net realized gain on investment transactions	–0	–	–0	–	–0	–	(1.25)	(1.01)
Tax return of capital	(.01)	–0	–	–0	–	–0	–	–0	–

Total dividends and distributions	(.57)	(.46)	(.18)	(1.48)	(1.32)

Net asset value, end of period	$11.50	$14.90	$14.70	$11.05	$25.14

Total Return
Total investment return based on net asset value (b)	(19.25)%	4.59%	34.68%	(53.18)%	5.84%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$62,003	$104,274	$179,342	$155,183	$219,691
Ratio to average net assets of:
Expenses	.82%	.85	%(c)	.83%	.81%	.81%
Net investment income	2.55%	1.94	%(c)	2.40%	2.98%	1.68%
Portfolio turnover rate	62%	52%	52%	36%	23%

See footnote summary on page 25.

24

AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class B
Year Ended December 31,
2011	2010	2009	2008	2007
Net asset value, beginning of period	$14.77	$14.54	$10.93	$24.88	$24.74

Income From Investment Operations
Net investment income (a)	.31	.24	.28	.50	.36
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(3.14)	.38	†	3.47	(13.02)	1.06

Net increase (decrease) in net asset value from operations	(2.83)	.62	3.75	(12.52)	1.42

Less: Dividends and Distributions
Dividends from net investment income	(.53)	(.39)	(.14)	(.18)	(.27)
Distributions from net realized gain on investment transactions	–0	–	–0	–	–0	–	(1.25)	(1.01)
Tax return of capital	(.01)	–0	–	–0	–	–0	–	–0	–

Total dividends and distributions	(.54)	(.39)	(.14)	(1.43)	(1.28)

Net asset value, end of period	$11.40	$14.77	$14.54	$10.93	$24.88

Total Return
Total investment return based on net asset value (b)	(19.44)%	4.30%	34.36%	(53.28)%	5.58%

Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$1,033	$1,326	$1,708	$1,659	$2,818
Ratio to average net assets of:
Expenses	1.07%	1.10	%(c)	1.08%	1.06%	1.06%
Net investment income	2.23%	1.73	%(c)	2.38%	2.77%	1.41%
Portfolio turnover rate.	62%	52%	52%	36%	23%

(a)	Based on average shares outstanding.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(c)	The ratio includes expenses attributable to costs of proxy solicitation.

†	Due to the timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Portfolio’s change in net realized and unrealized gain (loss) on investment transactions for the period.

25

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	AllianceBernstein Variable Products Series Fund

To the Board of Directors of AllianceBernstein Variable Products Series Fund, Inc. and Shareholders of AllianceBernstein International Value Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein International Value Portfolio (one of the portfolios constituting the AllianceBernstein Variable Products Series Fund, Inc.) (the “Portfolio”) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein International Value Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 14, 2012

26

TAX INFORMATION (unaudited)	AllianceBernstein Variable Products Series Fund

For Federal income tax purposes, the following information is furnished with respect to the earnings of the Portfolio for the taxable year ended December 31, 2011.

The Portfolio intends to make an election to pass through foreign taxes to its shareholders. For the taxable year ended December 31, 2011, $4,075,012 of foreign taxes may be passed through and the associated foreign source income for information reporting purposes is $46,796,159.

27

INTERNATIONAL VALUE PORTFOLIO	AllianceBernstein Variable Products Series Fund

BOARD OF DIRECTORS
William H. Foulk, Jr.(1), Chairman	Robert M. Keith, President and Chief Executive Officer
John H. Dobkin(1)	Garry L. Moody(1)
Michael J. Downey(1)	Marshall C. Turner, Jr.(1)
D. James Guzy(1)	Earl D. Weiner(1)
Nancy P. Jacklin(1)

OFFICERS
Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Henry S. D’Auria(2), Vice President Sharon E. Fay(2), Vice President Eric J. Franco(2), Vice President	Kevin F. Simms(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller

CUSTODIAN AND ACCOUNTING AGENT State Street Bank and Trust Company One Lincoln Street Boston, MA 20111	LEGAL COUNSEL Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

DISTRIBUTOR AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	TRANSFER AGENT AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free 1-(800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Portfolio’s portfolio are made by the International Value Senior Investment Management Team. Ms. Sharon E. Fay, Mr. Kevin F. Simms, Mr. Henry S. D’Auria and Mr. Eric J. Franco are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

28

INTERNATIONAL VALUE PORTFOLIO	AllianceBernstein Variable Products Series Fund

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN PAST FIVE YEARS

INTERESTED DIRECTOR

Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 51 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	102	None

DISINTERESTED DIRECTORS

William H. Foulk, Jr., ##, ### Chairman of the Board 79 (1990)	Investment Adviser and an Independent Consultant since prior to 2007. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983 and has been Chairman of the AllianceBernstein Funds and of the Independent Directors Committee of such Funds since 2003. He is also active in a number of mutual fund related organizations and committees.	102	None

John H. Dobkin, ## 70 (1992)	Independent Consultant since prior to 2007. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002; Senior Advisor from June 1999–June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989–May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001–2008.	102	None

29

INTERNATIONAL VALUE PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AllianceBernstein Variable Products Series Fund

NAME, ADDRESS*, AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)

Michael J. Downey, ## 68 (2005)	Private Investor since prior to 2007. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director of two other registered investment companies (and Chairman of one of them).	102	Asia Pacific Fund, Inc. and The Merger Fund since prior to 2007, and Prospect Acquisition Corp. (financial services) from 2007 until 2009

D. James Guzy, ## 75 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2007. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	102	Cirrus Logic Corporation (semi-conductors) and PLX Technology (semi-conductors) since prior to 2007 and Intel Corporation (semi-conductors) since prior to 2007 until 2008

Nancy P. Jacklin, ## 63 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	102	None

Garry L. Moody, ## 59 (2008)

Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995–2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993–1995); and Partner, Ernst & Young LLP (1975–1993), where he served as the National Director of Mutual Fund Tax Services. He is also a member of the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committee, of most of the AllianceBernstein Funds since 2008.

		102	None

30

AllianceBernstein Variable Products Series Fund

NAME, ADDRESS*, AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)

Marshall C. Turner, Jr., ## 70 (2005)	Private Investor since prior to 2007. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003–2005, and President and CEO, 2005–2006, after the company was acquired and renamed Toppan Photomasks, Inc. He has extensive experience in venture capital investing, including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of a number of education and science-related non-profit organizations. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1992.	102	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since prior to 2007

Earl D. Weiner, ## 72 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of most of the Funds.	102	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

###	Member of the Fair Value Pricing Committee.

31

INTERNATIONAL VALUE PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AllianceBernstein Variable Products Series Fund

Officer Information

Certain information concerning the Portfolio’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 51	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 66	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Henry S. D’Auria 50	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2007.

Sharon E. Fay 51	Vice President	Senior Vice President of the Adviser**, with which she has been associated since prior to 2007.

Eric J. Franco 51	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2007.

Kevin F. Simms 45	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2007.

Emilie D. Wrapp 56	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2007.

Joseph J. Mantineo 52	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2007.

Phyllis J. Clarke 51	Controller	Vice President of ABIS**, with which she has been associated since prior to 2007.

*	The address for each of the Portfolio Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

32

INTERNATIONAL VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein International Value Portfolio (the “Portfolio”).2, The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arms length bargaining.” Jones v. Harris Associates L.P., (No. 08-586), 130 U.S. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arms-length bargaining as the benchmark for reviewing challenged fees.”

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 03/31/11 ($MIL)	Portfolio
International	75 bp on first $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	$1,414.3	International Value Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $71,951 (0.01% of the Portfolio’s average daily net assets) for such services.

1	It should be noted that the information in the fee summary was completed on April 21, 2011 and discussed with the Board of Directors on May 3-5, 2011.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

33

INTERNATIONAL VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The Adviser has agreed to waive that portion of its management fees and/or reimburse the Portfolio for that portion of its total operating expenses to the degree necessary to limit the Portfolio’s expense ratios to the amounts set forth below for the Portfolio’s fiscal year. The waiver is terminable by the Adviser on May 1st of each year upon at least 60 days written notice. It should be noted that the Portfolio was operating below its expense caps for the most recent fiscal year; accordingly the expense limitation undertaking of the Portfolio was of no effect. In addition, set forth below are the gross expense ratios of the Portfolio for the most recently completed fiscal year:

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking	Gross Expense Ratio	Fiscal Year End
International Value Portfolio	Class A 1.20% Class B 1.45%	0.85% 1.10%	December 31

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund, since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. In recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts that have a substantially similar investment style as the Portfolio.3 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory

3	It should be noted that the Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

34

AllianceBernstein Variable Products Series Fund

fee of the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on March 31, 2011 net assets:4

Portfolio	Net Assets 03/31/11 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
International Value Portfolio	$1,414.3	International Value Schedule[5]	0.414%	0.750%
		80 bp on first $25m
		60 bp on the next $25m
		50 bp on the next $50m
		40 bp on the balance
		Minimum account size $25m

The Adviser also manages AllianceBernstein International Value Fund, Inc. (“International Value Fund, Inc.”), a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below are the fee schedule of International Value Fund, Inc. and what would have been the effective advisory fee of the Portfolio had the fee schedule of the retail mutual fund been applicable to the Portfolio:6

Portfolio	AllianceBernstein Mutual Fund	Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
International Value Portfolio	International Value Fund, Inc.	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%	0.750%

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families that have an investment style similar to that of the Portfolio. The Adviser charges the fees set forth below for the sub-advisory relationships that have a somewhat similar investment style as the Portfolio. Also shown are the Portfolio’s advisory fee and what would have been the effective advisory fees of the Portfolio had the fee schedules of the sub-advisory relationships been applicable to the Portfolio based on March 31, 2011 net assets.

Portfolio		Fee Schedule	Effective Sub-Adv. Fee (%)	Portfolio Advisory Fee (%)
International Value Portfolio	Client #1	0.40% on the first $50 million	0.301	0.750
		0.31% on the next $950 million
		0.27% on the next $1 billion
		0.25% on the balance

	Client #2[7],[8]	0.60% on the first $1 billion	0.585	0.750
		0.55% on the next $500 million
		0.50% on the next $500 million
		0.45% on the next $500 million
		0.40% on the balance

	Client #3[9]	0.60% of average daily net assets	0.600	0.750

	Client #4[7]	0.50% on first $100 million	0.427	0.750
		0.46% on next $300 million
		0.41% on the balance

4	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

5	The Portfolio has a similar investment style as International Value Strategy, but the Portfolio has a higher exposure to emerging markets equity than its institutional counterpart.

6	It should be noted that the AllianceBernstein Mutual Fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the AllianceBernstein Mutual Fund.

7	Assets are aggregated with other similar accounts managed by the client for purposes of calculating the investment advisory fee.

8	The client is an affiliate of the Adviser.

9	The sub-advised fund’s sub-advisory fee shown does not include any performance fee adjustment.

35

INTERNATIONAL VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

Portfolio		Fee Schedule	Effective Sub-Adv. Fee (%)		Portfolio Advisory Fee (%)
International Value Portfolio (continued)	Client #5	0.72% on the first $25 million 0.54% on the next $25 million	0.373		0.750
		0.45% on the next $50 million
		0.36% on the balance

	Client #6	0.36% of average daily net assets	0.360		0.750

	Client #7	0.35% on the first $1 billion	0.343		0.750
		0.325 % on the balance

	Client #8	0.22% on the first $1 billion	0.208	[9]	0.750
		0.18% on the next $1.5 billion
		0.16% on the balance
		+/- Performance Fee (v. ACWI ex U.S.)

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolios by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s length bargaining or negotiations.

While it appears that the sub-advisory relationships are paying a lower fee than the Portfolios, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the services provided, risks involved and other competitive factors between the Portfolios and the sub-advisory relationships. There could be various business reasons why an investment adviser would be willing to manage a sub-advisory relationship for a different fee than it would be willing to manage investment company assets.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.10 Lipper’s analysis included the Portfolio’s ranking with respect to the contractual management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”) at the approximate current asset level of the Portfolio.11

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

The Portfolio’s original EG had an insufficient number of peers in Lipper’s view. Consequently, Lipper expanded the Portfolio’s EG to include peers that have similar but not the same Lipper investment classification/objective.12

Portfolio	Contractual Management Fee[13]	Lipper Exp. Group Median (%)	Rank
International Value Portfolio	0.750	0.800	5/12

10	It should be noted that the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arms length.” Jones v. Harris at 1429.

11	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

12	The Portfolio’s EG includes the Portfolio, four other VIP International Value funds (“IFVE”), one VIP IFGE and six VIP IFCE.

13	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services. In addition, the contractual management fee does not reflect any advisory fee waiver or expense cap that would effectively reduce the actual management fee.

36

AllianceBernstein Variable Products Series Fund

However, because Lipper had expanded the EG of the Portfolio, under Lipper’s standard guidelines, the Lipper Expense Universe (“EU”) was also expanded to include the universes of those peers that had a similar but not the same Lipper investment classification/objective.14 A “normal” EU will include funds that have the same investment classification/objective as the subject Portfolio.15

Set forth below is a comparison of the Portfolio’s total expense ratio and the medians of the Portfolio’s EG and EU. The Portfolio’s total expense ratio ranking is also shown in the table below.

Portfolio	Expense Ratio (%)[16]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
International Value Portfolio	0.847	0.854	4/12	0.990	11/50

Based on this analysis, the Portfolio has a more favorable ranking on a total expense ratio basis than on a management fee basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio increased during calendar year 2010, relative to 2009.17

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2010, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, received $3,527,324 in Rule 12b-1 fees.

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection with Class B shares. During the fiscal year ended December 31, 2010, the Adviser determined that it made payments in the amount of $2,697,792 on behalf of the Portfolio to ABI.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional

14	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

15	The Portfolio’s EU includes the Portfolio, EG and all other VIP IFVE, IFGE and IFCE funds, excluding outliers.

16	Most recently completed fiscal year end Class A total expense ratio.

17	It should be noted that at the August 2, 2011 meeting, the Adviser presented to the Board revised profitability figures with the respect to the Portfolio.

37

INTERNATIONAL VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of $1,385 from the Portfolio.18

The Portfolio effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted in the future with the Portfolio would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolio. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

Although it is clear that economies of scale may have been shared through the existence of breakpoints in the investment advisory fee schedule, it should be noted that sufficient data does not exist to evaluate the extent to which economies of scale or scope are being shared with the AllianceBernstein Mutual Funds’ shareholders. The Adviser has indicated that economies of scale are being shared with shareholders through fee structures, subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

In February 2008, an independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli19 study on advisory fees and various fund characteristics.20 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.21 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $477 billion as of March 31, 2011, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

18	The Fund (which includes the Portfolio and other Portfolios of the Fund) paid ABIS a flat fee of $18,000 in 2010.

19	The Deli study was originally published in 2002 based on 1997 data.

20	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arms length. See Jones V. Harris at 1429.

21	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

38

AllianceBernstein Variable Products Series Fund

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance rankings of the Portfolio22 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)23 for the periods ended February 28, 2011.24

	Portfolio Return	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	19.14	19.27	19.16	3/4	10/18
3 year	–7.71	–5.18	–2.44	3/4	15/16
5 year	–1.37	0.71	1.88	3/4	15/16

Set forth below are the 1, 3 and 5 year and since inception performance returns of the Portfolio (in bold)25 versus its benchmark.26 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.27

	1 Year (%)	3 Year (%)		5 Year (%)		Since Inception (%)	Annualized			Risk Period (Year)
							Volatility (%)	Sharpe (%)
International Value Portfolio	19.14	–	7.71	–	1.37	7.34	25.39	–	0.01	5
MSCI EAFE Index (Net)	20.00	–	2.10		2.43	4.99	21.25		0.11	5
Inception Date: May 10, 2001

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: May 24, 2011

22	The performance rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns of the Portfolio shown were provided by Lipper.

23	The Portfolio’s PG and PU are not identical to the Portfolio’s EG and EU as the criteria for including/excluding a fund in/from a PG/PU is somewhat different from that of an EG/EU.

24	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

25	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

26	The Adviser provided Portfolio and benchmark performance return information for periods through February 28, 2011.

27	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be regarded as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be regarded as better performing than a portfolio with a lower Sharpe Ratio.

39

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Large Cap Growth Portfolio

December 31, 2011

Annual Report

ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

LARGE CAP GROWTH PORTFOLIO	AllianceBernstein Variable Products Series Fund

LETTER TO INVESTORS

February 10, 2012

The following is an update of AllianceBernstein Variable Products Series Fund—AllianceBernstein Large Cap Growth Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2011.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is long-term growth of capital. The Portfolio invests primarily in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies. AllianceBernstein L.P. (the “Adviser”) tends to focus on those companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in common stocks of large-capitalization companies. For these purposes, “large-capitalization companies” are those that, at the time of investment, have market capitalizations within the range of market capitalizations of companies appearing in the Russell 1000 Growth Index. The Adviser expects that normally the Portfolio will tend to emphasize investments in securities issued by U.S. companies, although it may invest in foreign securities. The Portfolio is designed for those seeking to accumulate capital over time with less volatility than that associated with investment in smaller companies. Normally, the Portfolio invests in about 50-70 companies, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Portfolio’s net assets. The Portfolio is thus atypical from most equity mutual funds in its focus on a relatively small number of intensively researched companies.

INVESTMENT RESULTS

The table on page 3 shows the Portfolio’s performance compared to its benchmark, the Russell 1000 Growth Index, in addition to the broad market as measured by the Standard & Poor’s (S&P) 500 Index, for the one-, five- and 10-year periods ended December 31, 2011.

For the annual period ended December 31, 2011, the Portfolio declined in absolute terms and underperformed its benchmark, with security selection driving the deficit. Sector positioning also detracted. Stock selection in financials and technology, as well as underweight exposure to the consumer staples sector, undercut relative performance. Stock selection in industrials and overweight exposure to the technology sector bolstered performance.

Derivatives employed by the Portfolio were options (market put spreads and covered calls). These were used for hedging purposes and had a nominal impact on performance.

MARKET REVIEW AND INVESTMENT STRATEGY

The rally in the global equity markets that started in the latter half of 2010 came to an abrupt end in May 2011, as heightened risk aversion caused investors to pull back sharply. With U.S. fiscal problems mounting, the European debt crisis widening and threatening to weaken the broader economy of the euro area, plus slower growth in emerging markets, the global economic outlook grew increasingly uncertain. Consequently, business and consumer confidence eroded and the financial markets gyrated wildly on rising volatility. A rescue plan for the euro area put forth in October by European leaders offered a brief respite from the market’s slump. The market upturn proved to be short-lived, however, as investors deemed the grand plan to be insufficient to arrest debt pressure and moreover, feared that the situation was escalating to dangerous new levels amid signs that the contagion was spreading from the region’s peripheral economies to its core ones. Encouraging U.S. economic data suggesting that the world’s largest economy may be gaining momentum, coupled with the preemptive, coordinated actions of the world’s leading central banks, including the U.S. Federal Reserve and the European Central Bank, to avert both a liquidity shortage in the global financial system and the undercapitalized European banking system eased investor concerns.

In managing the Portfolio, the U.S. Large Growth Investment Team (the “Team”) has navigated through the current market environment by focusing on companies with solid, durable growth, sustainable competitive advantages and high return on invested capital. Investors shifting their equity exposure as their short-term economic outlooks change has created huge pricing anomalies. High-growth stocks are trading at their lowest valuation premiums since 1998. Stocks with robust cash flows and balance sheets are trading at sizable discounts to the market. The Team has been buying on the dips to increase the active share in the Portfolio. The Team continues to engage in intense analysis of downside risks, while focusing on those companies with longer-term growth fundamentals bolstered by exposure to powerful long-term secular trends. This approach appears to be gaining traction: the Portfolio offers about 30% higher earnings per share growth than the growth index, yet trades at a slight discount to its 2012 earnings.

1

LARGE CAP GROWTH PORTFOLIO
HISTORICAL PERFORMANCE	AllianceBernstein Variable Products Series Fund

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month-end.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For a free copy of the Portfolio’s prospectus, which contains this and other information, call your financial advisor or 800.984.7654. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio’s quoted performance would be lower. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

Neither the unmanaged Russell 1000® Growth Index nor the unmanaged S&P 500® Index reflect fees and expenses associated with the active management of a mutual fund portfolio. Russell 1000 Growth Index represents the performance of 1,000 large-cap growth companies within the U.S. The S&P 500 Index includes 500 U.S. stocks and is a common representation of the performance of the overall U.S. stock market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The market values of the portfolio’s holdings rise and fall from day to day, so investments may lose value.

Derivatives Risk: Investing in derivative instruments such as options, futures, forwards or swaps can be riskier than traditional investments, and may be more volatile, especially in a down market.

Capitalization Size Risk (Small/Mid): Small- and mid-cap stocks are often more volatile than large-cap stocks—smaller companies generally face higher risks due to their limited product lines, markets and financial resources.

These risks are fully discussed in the Variable Products prospectus.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have questions. You should read the prospectus before investing or sending money.

(Historical Performance continued on next page)

2

LARGE CAP GROWTH PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)	AllianceBernstein Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED DECEMBER 31, 2011	NAV Returns
	1 Year	5 Years*	10 Years*
AllianceBernstein Large Cap Growth Portfolio Class A**	-3.04%	0.18%	0.75%
AllianceBernstein Large Cap Growth Portfolio Class B**	-3.27%	-0.08%	0.49%
Russell 1000 Growth Index	2.64%	2.50%	2.60%
S&P 500 Index	2.11%	-0.25%	2.92%

*    Average annual returns.

**  Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the annual period ended December 31, 2011, by 0.46%.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.85% and 1.10% for Class A and Class B, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

ALLIANCEBERNSTEIN LARGE CAP GROWTH PORTFOLIO CLASS A GROWTH OF A $10,000 INVESTMENT

12/31/01 – 12/31/11

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Large Cap Growth Portfolio Class A shares (from 12/31/01 to 12/31/11) as compared to the performance of the Portfolio’s benchmark, the Russell 1000 Growth Index, and the broad market, as represented by the S&P 500 Index. The chart assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on previous page.

3

LARGE CAP GROWTH PORTFOLIO
FUND EXPENSES (unaudited)	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$930.60	$4.14	0.85%
Hypothetical (5% return before expenses)	$1,000	$1,020.92	$4.33	0.85%

Class B
Actual	$1,000	$929.20	$5.35	1.10%
Hypothetical (5% return before expenses)	$1,000	$1,019.66	$5.60	1.10%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

4

LARGE CAP GROWTH PORTFOLIO
TEN LARGEST HOLDINGS*
December 31, 2011 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Apple, Inc.	$29,676,375	8.2%
Google, Inc.—Class A	19,377,000	5.4
QUALCOMM, Inc.	13,301,946	3.7
Schlumberger, Ltd.	12,935,523	3.6
Danaher Corp.	10,947,243	3.0
United Parcel Service, Inc.—Class B	10,715,016	3.0
Oracle Corp.	9,709,807	2.7
Noble Energy, Inc.	9,508,282	2.6
JPMorgan Chase & Co.	8,959,213	2.5
Walt Disney Co. (The)	8,466,750	2.3

	$133,597,155	37.0%

SECTOR DIVERSIFICATION**

December 31, 2011 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Technology	$109,073,918	29.9%
Consumer Discretionary	59,569,096	16.3
Producer Durables	42,416,701	11.7
Energy	42,019,253	11.5
Healthcare	33,916,872	9.3
Financial Services	27,654,776	7.6
Materials & Processing	24,366,334	6.7
Consumer Staples	15,069,421	4.1
Options on Equity Indices	4,764,275	1.3
Short-Term Investments	5,857,576	1.6

Total Investments	$364,708,222	100.0%

*	Long-term investments.

**	The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

Please note: The sector breakdown is classified in the above chart and throughout this report according to the Russell sector classification scheme. The Russell Sector scheme was developed by Russell Investments. Russell classifies index members into industries that most closely describe the nature of its business and its primary economic orientation. Multiple resources are used to obtain overall information about the company. Additional Russell sector scheme information can be found within Russell Index methodology documents available on Russell.com. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

5

LARGE CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2011	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–98.0%
TECHNOLOGY–30.2%
COMMUNICATIONS TECHNOLOGY–4.2%
QUALCOMM, Inc.	243,180	$13,301,946
Riverbed Technology, Inc.(a)	70,925	1,666,738

		14,968,684

COMPUTER SERVICES, SOFTWARE & SYSTEMS–11.9%
Citrix Systems, Inc.(a)	92,210	5,598,991
Google, Inc.–Class A(a)	30,000	19,377,000
Intuit, Inc.	129,750	6,823,553
Oracle Corp.	378,550	9,709,807
Salesforce.com, Inc.(a)	15,250	1,547,265

		43,056,616

COMPUTER TECHNOLOGY–10.1%
Apple, Inc.(a)	73,275	29,676,375
EMC Corp.(a)	321,523	6,925,605

		36,601,980

SEMICONDUCTORS & COMPONENT–3.7%
Broadcom Corp.–Class A(a)	223,052	6,548,807
Marvell Technology Group Ltd.(a)	495,981	6,869,337

		13,418,144

TECHNOLOGY: MISC.–0.3%
ARM Holdings PLC (Sponsored ADR)	37,170	1,028,494

		109,073,918

CONSUMER DISCRETIONARY–16.5%
AUTO PARTS–2.5%
BorgWarner, Inc.(a)	68,396	4,359,561
Johnson Controls, Inc.	147,230	4,602,410

		8,961,971

CABLE TELEVISION SERVICES–2.2%
Comcast Corp.–Class A	334,020	7,919,614

CASINOS & GAMBLING–0.4%
Las Vegas Sands Corp.(a)	37,130	1,586,565

COSMETICS–0.5%
Estee Lauder Cos., Inc. (The)–Class A	15,350	1,724,112

DIVERSIFIED RETAIL–2.8%
Amazon.com, Inc.(a)	39,305	6,803,696
Dollar General Corp.(a)	84,052	3,457,899

		10,261,595

ENTERTAINMENT–2.3%
Walt Disney Co. (The)	225,780	8,466,750

RECREATIONAL VEHICLES & BOATS–0.8%
Harley-Davidson, Inc.	75,950	$2,952,176

RESTAURANTS–2.0%
Starbucks Corp.	153,055	7,042,060

SPECIALTY RETAIL–1.4%
Limited Brands, Inc.	123,737	4,992,788

TEXTILES, APPAREL & SHOES–1.6%
PVH Corp.	39,095	2,755,807
VF Corp.	22,881	2,905,658

		5,661,465

		59,569,096

PRODUCER DURABLES–11.7%
AEROSPACE–2.2%
Boeing Co. (The)	81,270	5,961,154
Goodrich Corp.	15,820	1,956,934

		7,918,088

BACK OFFICE SUPPORT HR & CONSULTING–0.9%
Accenture PLC	61,855	3,292,542

DIVERSIFIED MANUFACTURING OPERATIONS–3.0%
Danaher Corp.	232,722	10,947,243

SCIENTIFIC INSTRUMENTS: CONTROL & FILTER–2.6%
Flowserve Corp.	57,231	5,684,183
Rockwell Automation, Inc.	52,605	3,859,629

		9,543,812

TRANSPORTATION MISCELLANEOUS–3.0%
United Parcel Service, Inc.–Class B	146,400	10,715,016

		42,416,701

ENERGY–11.6%
OIL WELL EQUIPMENT & SERVICES–5.2%
FMC Technologies, Inc.(a)	111,695	5,833,830
Schlumberger Ltd.	189,365	12,935,523

		18,769,353

OIL: CRUDE PRODUCERS–6.4%
Anadarko Petroleum Corp.	78,170	5,966,716
EOG Resources, Inc.	78,925	7,774,902
Noble Energy, Inc.	100,734	9,508,282

		23,249,900

		42,019,253

HEALTH CARE–9.4%
BIOTECHNOLOGY–0.7%
Celgene Corp.(a)	35,579	2,405,140

6

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

HEALTH CARE SERVICES–1.5%
Express Scripts, Inc.–Class A(a)	121,390	$5,424,919

MEDICAL & DENTAL INSTRUMENTS & SUPPLIES–2.0%
Covidien PLC	158,995	7,156,365

MEDICAL EQUIPMENT–0.7%
Illumina, Inc.(a)	81,485	2,483,663

PHARMACEUTICALS–4.5%
Allergan, Inc./United States	94,005	8,247,999
Gilead Sciences, Inc.(a)	112,450	4,602,578
Perrigo Co.	36,960	3,596,208

		16,446,785

		33,916,872

FINANCIAL SERVICES–7.7%
DIVERSIFIED FINANCIAL SERVICES–5.0%
Blackstone Group LP	422,484	5,919,001
Goldman Sachs Group, Inc. (The)	34,505	3,120,287
JPMorgan Chase & Co.	269,450	8,959,213

		17,998,501

FINANCIAL DATA & SYSTEMS–0.9%
Visa, Inc.–Class A	32,100	3,259,113

INSURANCE: MULTI-LINE–0.8%
MetLife, Inc.	88,089	2,746,615

REAL ESTATE–1.0%
CBRE Group, Inc.(a)	239,852	3,650,547

		27,654,776

MATERIALS & PROCESSING–6.7%
CHEMICALS: DIVERSIFIED–2.5%
Dow Chemical Co. (The)	162,680	4,678,677
Potash Corp. of Saskatchewan, Inc.	102,420	4,227,897

		8,906,574

FERTILIZERS–2.3%
Monsanto Co.	120,094	8,414,987

METAL FABRICATING–1.9%
Precision Castparts Corp.	42,750	7,044,773

		24,366,334

CONSUMER STAPLES–4.2%
BEVERAGE: SOFT DRINKS–1.2%
Green Mountain Coffee Roasters, Inc.(a)(b)	32,630	$1,463,456
PepsiCo, Inc./NC	40,320	2,675,232

		4,138,688

FOODS–2.7%
General Mills, Inc.	189,910	7,674,263
Hershey Co. (The)	33,080	2,043,682

		9,717,945

PERSONAL CARE–0.3%
Procter & Gamble Co. (The)	18,180	1,212,788

		15,069,421

Total Common Stocks (cost $360,964,077)		354,086,371

OPTIONS PURCHASED–PUTS–1.3%
OPTIONS ON EQUITY INDICES–1.3%
S&P 500 Index Expiration: Jun 2012, Exercise Price: $1,175.00(a)(c)	116	650,180
S&P 500 Index Expiration: Jun 2012, Exercise Price: $1,200.00(a)(c)	220	1,400,300
S&P 500 Index Expiration: Sep 2012, Exercise Price: $1,100.00(a)(c)	140	815,500
S&P 500 Index Expiration: Dec 2012, Exercise Price: $1,200.00(a)(c)	179	1,898,295

Total Options Purchased–Puts (cost $7,610,095)		4,764,275

	Principal Amount (000)
SHORT-TERM INVESTMENTS–1.6%
TIME DEPOSIT–1.6%
State Street Time Deposit 0.01%, 1/03/12 (Cost $5,857,576)	$5,858	5,857,576

Total Investments Before Security Lending Collateral for Securities Loaned–100.9% (cost $374,431,748)		364,708,222

7

LARGE CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–0.4%
INVESTMENT COMPANIES–0.4%
AllianceBernstein Exchange Reserves–Class I, 0.14%(d)
(cost $1,525,453)	1,525,453	$1,525,453

TOTAL INVESTMENTS–101.3% (cost $375,957,201)		366,233,675
Other assets less liabilities–(1.3)%		(4,850,821)

NET ASSETS–100.0%		$361,382,854

PUT OPTIONS WRITTEN (see Note D)

Description	Contracts	Exercise Price	Expiration Month	U.S. $ Value
S&P 500 Index(c)	116	1,000.00	June 2012	$256,940
S&P 500 Index(c)	220	1,050.00	June 2012	639,100
S&P 500 Index(c)	179	1,000.00	December 2012	901,265

(premium received $3,042,253)				$1,797,305

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	One contract relates to 100 shares.

(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR—American Depositary Receipt

See notes to financial statements.

8

LARGE CAP GROWTH PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
December 31, 2011	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $374,431,748)	$364,708,222 (a)
Affiliated issuers (cost $1,525,453—including investment of cash collateral for securities loaned of $1,525,453)	1,525,453
Dividends and interest receivable	442,216
Receivable for capital stock sold	13,003

Total assets	366,688,894

LIABILITIES
Options written, at value (premium received $3,042,253)	1,797,305
Payable for collateral received on securities loaned	1,525,453
Payable for investment securities purchased	1,152,849
Payable for capital stock redeemed	446,115
Advisory fee payable	230,894
Distribution fee payable	41,481
Administrative fee payable	17,382
Transfer Agent fee payable	109
Accrued expenses	94,452

Total liabilities	5,306,040

NET ASSETS	$361,382,854

COMPOSITION OF NET ASSETS
Capital stock, at par	$13,644
Additional paid-in capital	453,715,960
Undistributed net investment income	370,891
Accumulated net realized loss on investment and foreign currency transactions	(84,239,063)
Net unrealized depreciation on investments	(8,478,578)

$361,382,854

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$166,653,596	6,204,036	$26.86
B	$194,729,258	7,439,907	$26.17

(a)	Includes securities on loan with a value of $1,463,456 (see Note E).

See notes to financial statements.

9

LARGE CAP GROWTH PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2011	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $3,576)	$4,585,745
Affiliated issuers	195
Interest	110,158
Securities lending income	468

4,696,566

EXPENSES
Advisory fee (see Note B)	3,016,811
Distribution fee—Class B	535,505
Transfer agency—Class A	3,725
Transfer agency—Class B	4,251
Custodian	115,273
Printing	92,605
Administrative	61,194
Audit	35,085
Legal	34,840
Directors’ fees	3,700
Miscellaneous	14,440

Total expenses	3,917,429

Net investment income	779,137

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain on:
Investment transactions	26,174,795
Options written	(345,048)
Net change in unrealized appreciation/depreciation of:
Investments	(39,364,533)
Options written	1,244,948

Net loss on investment transactions	(12,289,838)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(11,510,701)

See notes to financial statements.

10

LARGE CAP GROWTH PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Year Ended December 31, 2011	Year Ended December 31, 2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$779,137	$659,387
Net realized gain on investment and foreign currency transactions	25,829,747	105,579,900
Net change in unrealized appreciation/depreciation of investments	(38,119,585)	(68,632,277)

Net increase (decrease) in net assets from operations	(11,510,701)	37,607,010
DIVIDENDS TO SHAREHOLDERS FROM
Net investment income
Class A	(618,044)	(963,805)
Class B	(187,529)	(588,097)
CAPITAL STOCK TRANSACTIONS
Net decrease	(50,797,734)	(56,958,536)

Total decrease	(63,114,008)	(20,903,428)
NET ASSETS
Beginning of period	424,496,862	445,400,290

End of period (including undistributed net investment income of $370,891 and $397,327, respectively)	$361,382,854	$424,496,862

See notes to financial statements.

11

LARGE CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2011	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Large Cap Growth Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. Prior to February 1, 2006, the Portfolio’s investment objective was to seek growth of capital by pursuing aggressive investment policies. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers fourteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter market (“OTC”) put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price); open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties, which are approved by the Board of Directors.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement

12

AllianceBernstein Variable Products Series Fund

date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2011:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks*	$354,086,371		$–0	–	$–0	–	$354,086,371
Options Purchased—Puts	–0	–	4,764,275		–0	–	4,764,275
Short-Term Investments	–0	–	5,857,576		–0	–	5,857,576
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	1,525,453		–0	–	–0	–	1,525,453

Total Investments in Securities	355,611,824		10,621,851		–0	–	366,233,675
Other Financial Instruments**:
Assets	–0	–	–0	–	–0	–	–0	–
Liabilities:
Put Options Written	–0	–	(1,797,305)		–0	–	(1,797,305)

Total	$355,611,824		$8,824,546		$–0	–	$364,436,370

*	See Portfolio of Investments for sector classifications.

**	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in

13

LARGE CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2011, such fee amounted to $61,194.

Brokerage commissions paid on investment transactions for the year ended December 31, 2011 amounted to $512,272, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,311 for the year ended December 31, 2011.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

14

AllianceBernstein Variable Products Series Fund

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2011 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$356,499,648		$403,034,839
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding written options) are as follows:

Cost	$377,834,474

Gross unrealized appreciation	18,422,112
Gross unrealized depreciation	(30,022,911))

Net unrealized depreciation	$(11,600,799)

1. Derivative Financial Instruments

The Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets.

The principal type of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. The Portfolio may also use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

During the year ended December 31, 2011, the Portfolio held options for non-hedging purposes.

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LARGE CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

For the year ended December 31, 2011, the Portfolio had the following transactions in written options:

	Number of Contracts		Premiums Received
Options written outstanding as of 12/31/10	–0	–	$–0	–
Options written	13,977		9,098,843
Options expired	(8,629)		(1,008,557)
Options bought back	(1,580)		(4,626,927)
Options exercised	(3,253)		(421,106)

Options written outstanding as of 12/31/11	515		$3,042,253

At December 31, 2011, the Portfolio had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Investments in securities, at value	$4,764,275
Equity contracts			Options written, at value	$1,797,305

Total		$4,764,275		$1,797,305

The effect of derivative instruments on the statement of operations for the year ended December 31, 2011:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	$2,486,312	$(2,845,820)
Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	(345,048)	1,244,948

Total		$(2,141,264)	$(1,600,872)

For six months of the year ended December 31, 2011, the average monthly cost of purchased options contracts was $6,823,925.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all securities loans will be collateralized continually by cash. The Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Portfolio to receive collateral

16

AllianceBernstein Variable Products Series Fund

consisting of cash in an amount exceeding the value of the securities loaned. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not have the right to vote any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AllianceBernstein Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Fund’s Board of Directors. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At December 31, 2011, the Portfolio had securities on loan with a value of $1,463,456 and had received cash collateral which has been invested into AllianceBernstein Exchange Reserves of $1,525,453. The cash collateral will be adjusted on the next business day after period end to maintain the required collateral amount. The Portfolio earned securities lending income of $468 and $195 from the borrowers and AllianceBernstein Exchange Reserves, respectively, for the year ended December 31, 2011; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Portfolio’s transactions in shares of AllianceBernstein Exchange Reserves for the year ended December 31, 2011 is as follows:

Market Value December 31, 2010 (000)		Purchases at Cost (000)	Sales Proceeds (000)	Market Value December 31, 2011 (000)	Dividend Income (000)
$–0	–	$16,799	$15,274	$1,525	$–0–	*

*	Amount is less than $500.

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010
Class A
Shares sold	147,718	153,817	$4,187,909	$3,800,148
Shares issued in reinvestment of dividends	21,343	37,546	618,044	963,805
Shares redeemed	(1,197,862)	(1,317,159)	(33,506,926)	(32,855,265)

Net decrease	(1,028,801)	(1,125,796)	$(28,700,973)	$(28,091,312)

Class B
Shares sold	828,556	631,026	$22,736,245	$15,441,353
Shares issued in reinvestment of dividends	7,084	23,467	187,529	588,097
Shares redeemed	(1,649,135)	(1,844,345)	(45,020,535)	(44,896,674)

Net decrease	(813,495)	(1,189,852)	$(22,096,761)	$(28,867,224)

NOTE G: Risks Involved in Investing in the Portfolio

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign

17

LARGE CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Focused Portfolio Risk—Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio’s NAV.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2011.

NOTE I: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2011 and December 31, 2010 were as follows:

	2011	2010
Distributions paid from:
Ordinary income	$805,573	$1,551,902

Total taxable distributions	$805,573	$1,551,902

Total distributions paid	$805,573	$1,551,902

As of December 31, 2011, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$757,963
Accumulated capital and other losses	(84,349,734	)(a)
Unrealized appreciation/(depreciation)	(8,754,979	)(b)

Total accumulated earnings/(deficit)	$(92,346,750)

(a)	On December 31, 2011, the Portfolio had a net capital loss carryforward of $81,027,091. During the fiscal year, the Portfolio utilized $25,652,662 of capital loss carryforwards to offset current year net realized gains. The Portfolio also had $141,453,681 of capital loss carryforwards expire during the fiscal year. At December 31, 2011, the Portfolio had a post-October short-term capital loss deferral of $2,513,571 and a post-October long-term capital loss deferral of $809,072, which are deemed to arise on January 1, 2012.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of partnership investments, and the realization for tax purposes of gains/losses on certain derivative instruments.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

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AllianceBernstein Variable Products Series Fund

As of December 31, 2011, the Portfolio had a net capital loss carryforward of $81,027,091 which will expire as follows:

SHORT-TERM AMOUNT	LONG-TERM AMOUNT		EXPIRATION
$52,077,408	$	n/a	2016
28,949,683		n/a	2017

During the current fiscal year, permanent differences primarily due to the tax treatment of a partnership investment and the expiration of capital loss carryforwards resulted in a net decrease in accumulated net realized loss on investment and foreign currency transactions and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE J: Recent Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to develop common requirements for measuring fair value and for disclosing information about fair value measurements in U.S. GAAP and International Financial Reporting Standards (“IFRS”). The amendments are intended to improve the comparability of fair value measurements presented and disclosed in the financial statements prepared in accordance with U.S. GAAP and IFRS. The ASU is effective during interim or annual periods beginning after December 15, 2011. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

In December 2011, the FASB issued an ASU related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE K: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

19

LARGE CAP GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Year Ended December 31,
2011	2010	2009	2008	2007
Net asset value, beginning of period	$27.79	$25.36	$18.47	$30.61	$26.87

Income From Investment Operations
Net investment income (loss) (a)	.09	.07	.10	.04	(.01)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.93)	2.48	6.82	(12.18)	3.75

Net increase (decrease) in net asset value from operations	(.84)	2.55	6.92	(12.14)	3.74

Less: Dividends
Dividends from net investment income	(.09)	(.12)	(.03)	–0	–	–0	–

Net asset value, end of period	$26.86	$27.79	$25.36	$18.47	$30.61

Total Return
Total investment return based on net asset value (b)*	(3.04)%	10.10%	37.52%	(39.66)%	13.92%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$166,654	$200,977	$211,940	$181,452	$395,655
Ratio to average net assets of:
Expenses	.84%	.85	%(c)	.88%	.84%	.82%
Net investment income (loss)	.33%	.29	%(c)	.47%	.17%	(.03)%
Portfolio turnover rate	89%	105%	97%	89%	92%

See footnote summary on page 21.

20

AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Year Ended December 31,
2011	2010	2009	2008	2007
Net asset value, beginning of period	$27.08	$24.72	$18.03	$29.96	$26.37

Income From Investment Operations
Net investment income (loss) (a)	.02	.01	.04	(.02)	(.08)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.91)	2.42	6.65	(11.91)	3.67

Net increase (decrease) in net asset value from operations	(.89)	2.43	6.69	(11.93)	3.59

Less: Dividends
Dividends from net investment income	(.02)	(.07)	–0	–	–0	–	–0	–

Net asset value, end of period	$26.17	$27.08	$24.72	$18.03	$29.96

Total Return
Total investment return based on net asset value (b)*	(3.27)%	9.83%	37.10%	(39.82)%	13.61%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$194,729	$223,520	$233,460	$192,976	$393,537
Ratio to average net assets of:
Expenses	1.09%	1.10	%(c)	1.13%	1.09%	1.07%
Net investment income (loss)	.08%	.04	%(c)	.22%	(.08)%	(.27)%
Portfolio turnover rate	89%	105%	97%	89%	92%

(a)	Based on average shares outstanding.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(c)	The ratio includes expenses attributable to costs of proxy solicitation.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended December 31, 2011, December 31, 2010, December 31, 2009, December 31, 2008 and December 31, 2007 by 0.46%, 0.58%, 1.96%, 2.10% and 0.39%, respectively.

See notes to financial statements.

21

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	AllianceBernstein Variable Products Series Fund

To the Board of Directors of

AllianceBernstein Variable Products Series Fund, Inc.

and Shareholders of AllianceBernstein Large Cap Growth Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein Large Cap Growth Portfolio (one of the portfolios constituting the AllianceBernstein Variable Products Series Fund, Inc.) (the “Portfolio”) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Large Cap Growth Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 14, 2012

22

TAX INFORMATION (unaudited)	AllianceBernstein Variable Products Series Fund

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended December 31, 2011. For corporate shareholders, 100% of dividends paid qualify for the dividends received deduction.

23

LARGE CAP GROWTH PORTFOLIO	AllianceBernstein Variable Products Series Fund

BOARD OF DIRECTORS
William H. Foulk, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) D. James Guzy(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1)
Marshall C. Turner, Jr.(1)
Earl D. Weiner(1)

OFFICERS
Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Joseph R. Elegante(2), Vice President Jason P. Ley(2) , Vice President David F. Randell(2), Vice President	P. Scott Wallace(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller

CUSTODIAN AND ACCOUNTING AGENT State Street Bank and Trust Company One Lincoln Street Boston, MA 02111	LEGAL COUNSEL Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

DISTRIBUTOR AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	TRANSFER AGENT AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free 1-(800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Portfolio’s portfolio are made by the U.S. Large Cap Growth Investment Team. Mr. Joseph R. Elegante, Mr. Jason P. Ley, Mr. David F. Randell and Mr. P. Scott Wallace are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

24

LARGE CAP GROWTH PORTFOLIO	AllianceBernstein Variable Products Series Fund

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
INTERESTED DIRECTOR

Robert M. Keith, # 51 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments , Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	102	None

DISINTERESTED DIRECTORS

William H. Foulk, Jr., ##, ### Chairman of the Board 79 (1990)	Investment Adviser and an Independent Consultant since prior to 2007. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983 and has been Chairman of the AllianceBernstein Funds and of the Independent Directors Committee of such Funds since 2003. He is also active in a number of mutual fund related organizations and committees.	102	None

John H. Dobkin, ## 70 (1992)	Independent Consultant since prior to 2007. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002; Senior Advisor from June 1999–June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989–May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001–2008.	102	None

25

LARGE CAP GROWTH PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AllianceBernstein Variable Products Series Fund

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)

Michael J. Downey, ## 68 (2005)	Private Investor since prior to 2007. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director of two other registered investment companies (and Chairman of one of them).	102	Asia Pacific Fund, Inc. and The Merger Fund since prior to 2007, and Prospect Acquisition Corp. (financial services) from 2007 until 2009

D. James Guzy, ## 75 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2007. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	102	Cirrus Logic Corporation (semi-conductors) and PLX Technology (semi-conductors) since prior to 2007 and Intel Corporation (semi-conductors) since prior to 2007 until 2008

Nancy P. Jacklin, ## 63 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	102	None

Garry L. Moody, ## 59 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995–2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993–1995); and Partner, Ernst & Young LLP (1975–1993), where he served as the National Director of Mutual Fund Tax Services. He is also a member of the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committee, of most of the AllianceBernstein Funds since 2008.	102	None

26

AllianceBernstein Variable Products Series Fund

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)

Marshall C. Turner, Jr., ## 70 (2005)	Private Investor since prior to 2007. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003–2005, and President and CEO, 2005–2006, after the company was acquired and renamed Toppan Photomasks, Inc. He has extensive experience in venture capital investing, including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of a number of education and science-related non-profit organizations. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1992.	102	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since prior to 2007

Earl D. Weiner, ## 72 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of most of the Funds.	102	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

###	Member of the Fair Value Pricing Committee.

27

LARGE CAP GROWTH PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AllianceBernstein Variable Products Series Fund

Officer Information

Certain information concerning the Portfolio Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 51	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 66	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Joseph R. Elegante 40	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2007.

Jason P. Ley 41	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2007.

David F. Randell 48	Vice President	Senior Vice President of the Adviser** since 2007. Prior thereto, he was associated with GTCR Golder Rauner LLC, a private equity firm, since prior to 2007.

P. Scott Wallace 47	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2007.

Emilie D. Wrapp 56	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2007.

Joseph J. Mantineo 52	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2007.

Phyllis J. Clarke 51	Controller	Vice President of ABIS**, with which she has been associated since prior to 2007.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

28

LARGE CAP GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein Large Cap Growth Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arms length bargaining.” Jones v. Harris Associates L.P., (No. 08-586), 130 U.S. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arms-length bargaining as the benchmark for reviewing challenged fees.”

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 03/31/11 ($MIL)	Portfolio
Growth	75 bp on first $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	$442.6	Large Cap Growth Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $71,180 (0.02% of the Portfolio’s average daily net assets) for such services.

1	It should be noted that the information in the fee summary was completed on April 21, 2011 and discussed with the Board of Directors on May 3-5, 2011.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

29

LARGE CAP GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

Setforth below are the Portfolio’s gross expense ratios for the most recently completed fiscal year:

Portfolio	Total Expense Ratio	Fiscal Year
Large Cap Growth Portfolio	Class A 0.85%	December 31
Class B 1.10%

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund, since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. In recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts that have a substantially similar investment style as the Portfolio.3 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on March 31, 2011 net assets:4

Portfolio	Net Assets 03/31/11 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Large Cap Growth Portfolio	$442.6	U.S. Large Cap Growth Schedule 80 bp on first $25m 50 bp on the next $25m 40 bp on the next $50m 30 bp on the next $100m 25 bp on the balance Minimum account size $25m	0.323%	0.750%

3	It should be noted that the Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

4	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

30

AllianceBernstein Variable Products Series Fund

The Adviser also manages AllianceBernstein Large Cap Growth Fund, Inc., a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below are the fee schedules of Large Cap Growth Fund, Inc. and what would have been the effective advisory fee of the Portfolio had the fee schedule of the retail mutual fund been applicable to the Portfolio:5

Portfolio	AllianceBernstein Mutual Fund	Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Large Cap Growth Portfolio	Large Cap Growth Fund, Inc.	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%	0.750%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth for American Growth Portfolio, which is a Luxembourg fund that has a somewhat similar investment style as the Portfolio.

Fund	Fee[6]
Large Cap Growth Portfolio
Class A	1.50%
Class I (Institutional)	0.70%

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families that have an investment style similar to that of the Portfolio. The Adviser charges the fees set forth below for the sub-advisory relationship that has a somewhat similar investment style as the Portfolio. Also shown is the Portfolio’s advisory fee and what would have been the effective advisory fee of the Portfolio had the fee schedules of the sub-advisory relationship been applicable to the Portfolio based on March 31, 2011 net assets.

Portfolio		Fee Schedule	Effective Sub-Adv. Fee (%)	Portfolio Advisory Fee (%)
Large Cap Growth Portfolio	Client # 1	0.35% on the first $50 million 0.30% on the next $100 million 0.25% on the balance	0.273	0.750

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolio by the Adviser.

While it appears that the sub-advisory relationship is paying a lower fee than the Portfolio, it is difficult to evaluate the relevance of such a lower fee due to differences in terms of the services provided, risks involved and other competitive factors between the Portfolio and the sub-advisory relationship. There could be various business reasons why an investment adviser would be willing to manage a sub-advisory relationship for a different fee than it would be willing to manage investment company assets.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.7 Lipper’s

5	It should be noted that the AllianceBernstein Mutual Fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the AllianceBernstein Mutual Fund.

6	It should be noted that Class A shares of the fund are charged an “all-in” fee, which covers investment advisory services and distribution related services, unlike Class I shares, whose fee is for only investment advisory services.

7	It should be noted that the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arms length.” Jones v. Harris at 1429.

31

LARGE CAP GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

analysis included the Portfolio’s ranking with respect to the contractual management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”) at the approximate current asset level of the Portfolio.8

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee[9]	Lipper Exp. Group Median (%)	Rank
Large Cap Growth Portfolio	0.750	0.750	5/14

Lipper also analyzed the Portfolio’s most recently completed fiscal year total expense ratio in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU10 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.

Portfolio	Expense Ratio (%)[11]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
International Value Portfolio	0.854	0.816	11/14	0.805	58/81

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio decreased during calendar year 2010, relative to 2009.12

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

8	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

9	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services. In addition, the contractual management fee does not reflect any advisory fee waiver or expense cap that would effectively reduce the actual management fee.

10	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

11	Most recently completed fiscal year end Class A total expense ratio.

12	It should be noted that at the August 2, 2011 meeting, the Adviser presented to the Board revised profitability figures with the respect to the Portfolio.

32

AllianceBernstein Variable Products Series Fund

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2010, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, received $538,818 in Rule 12b-1 fees.

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection with Class B shares. During the fiscal year ended December 31, 2010, the Adviser determined that it made payments in the amount of $833,876 on behalf of the Portfolio to ABI.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of $1,385 from the Portfolio.13

The Portfolio effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted in the future with the Portfolio would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolio. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

Although it is clear that economies of scale may have been shared through the existence of breakpoints in the investment advisory fee schedule, it should be noted that sufficient data does not exist to evaluate the extent to which economies of scale or scope are being shared with the AllianceBernstein Mutual Funds’ shareholders. The Adviser has indicated that economies of scale are being shared with shareholders through fee structures, subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

In February 2008, an independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli14 study on advisory fees and various fund characteristics.15 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.16 The

13	The Fund (which includes the Portfolio and other Portfolios of the Fund) paid ABIS a flat fee of $18,000 in 2010.

14	The Deli study was originally published in 2002 based on 1997 data.

15	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arms length. See Jones V. Harris at 1429.

16	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

33

LARGE CAP GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $477 billion as of March 31, 2011, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance rankings of the Portfolio17 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)18 for the periods ended February 28, 2011.19

	Portfolio Return	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	21.37	21.17	23.43	7/14	55/81
3 year	4.10	4.10	4.01	7/13	38/79
5 year	2.05	3.73	3.76	13/13	67/73
10 year	0.74	1.60	1.77	9/10	44/58

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)20 versus its benchmarks.21 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.22

	Periods Ending February 28, 2011 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Large Cap Growth Portfolio	21.37	4.10	2.05	0.74	8.72	17.94	0.01	10
Russell 1000 Growth Index	24.94	4.11	4.62	1.80	7.69	17.34	0.06	10
Inception Date: June 26, 1992

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: May 24, 2011

17	The performance rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns of the Portfolio shown were provided by Lipper.

18	The Portfolio’s PG and PU are identical to the Portfolio’s respective EG and EU.

19	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

20	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

21	The Adviser provided Portfolio and benchmark performance return information for periods through February 28, 2011.

22	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be regarded as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be regarded as better performing than a portfolio with a lower Sharpe Ratio.

34

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Money Market Portfolio

December 31, 2011

Annual Report

ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

MONEY MARKET PORTFOLIO
FUND EXPENSES (unaudited)	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,000.00	$1.06	0.21%
Hypothetical (5% return before expenses)	$1,000	$1,024.15	$1.07	0.21%

Class B
Actual	$1,000	$1,000.00	$1.06	0.21%
Hypothetical (5% return before expenses)	$1,000	$1,024.15	$1.07	0.21%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

1

MONEY MARKET PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2011	AllianceBernstein Variable Products Series Fund

	Yield*	Principal Amount (000)	U.S. $ Value

SHORT-TERM INVESTMENTS–100.0%
CERTIFICATES OF DEPOSIT–43.2%
Bank of Nova Scotia Houston 3/05/12	0.260%	$700	$700,000
1/06/12(a)	0.591%	150	149,999
3/12/12(a)	0.790%	300	300,061
Barclays Bank PLC NY 1/27/12	0.200%	700	700,000
Canadian Imp Bank Comm NY 2/17/12(a)	0.385%	1,100	1,100,189
Credit Suisse NY 2/08/12	0.430%	1,000	1,000,000
Mitsubishi UFJ Trust & Bank NY 2/06/12	0.460%	1,200	1,200,000
National Australia Bank NY 6/05/12	0.490%	300	300,000
10/12/12(a)	0.497%	1,200	1,200,000
Nordea Bank Finland NY 1/31/12	0.340%	1,000	1,000,025
Norinchukin Bank NY 1/03/12	0.390%	1,200	1,200,000
Royal Bank of Canada NY 2/14/12(a)	0.328%	500	499,994
3/29/12(a)	0.344%	650	650,000
1/27/12(a)	0.394%	150	150,004
7/09/12(a)	0.401%	200	200,009
Sumitomo Mitsui Bank NY 3/06/12	0.450%	1,100	1,100,000
Sumitomo Trust & Bank NY 1/04/12	0.150%	750	750,000
Svenska Handelsbanken NY 1/24/12	0.380%	1,100	1,100,000
Toronto-Dominion Bank NY 1/12/12(a)	0.356%	800	800,000
UBS AG Stamford CT 2/03/12	0.445%	1,100	1,100,078
Westpac Banking Corp. NY 7/11/12(a)	0.366%	1,200	1,198,848
7/17/12(a)	0.385%	300	299,756

			16,698,963

MUNICIPAL OBLIGATIONS–27.6%
California Infra & Eco Dev Bk (J Paul Getty Trust) 10/01/47(b)	0.040%	1,500	1,500,000

Connecticut Hlth & Ed Fac Auth (Yale Univ) Series 2001V-1 7/01/36(b)	0.020%	$700	$700,000
Dallas Fort Worth TX Intl Arpt (United Parcel Service) 5/01/32(b)	0.030%	1,300	1,300,000
Houston TX Hgr Ed Fin Corp. (Rice University) Series 2008B 5/15/48(b)	0.020%	1,200	1,200,000
Loudoun Cnty VA IDA (Howard Hughes Med Inst) 2/15/38(b)	0.050%	1,300	1,300,000
Massachusetts Dev Fin Agy (Smith College) 7/01/24(b)	0.080%	1,171	1,171,000
Massachusetts Hlth & Ed Facs Auth (Harvard Univ) Series 1999R 11/01/49(b)	0.020%	600	600,000
Mississippi Business Fin Corp. (Chevron USA, Inc.) Series 2009E 12/01/30(b)	0.040%	1,600	1,600,000
Valdez AK Marine Terminal (Exxon Mobil Corp.) Series 1993B 12/01/33(b)	0.030%	1,300	1,300,000

			10,671,000

COMMERCIAL PAPER–12.8%
Commonwealth Bank Australia 5/14/12(c)	0.481%	1,100	1,098,035
HSBC Bank PLC 4/02/12	0.481%	1,200	1,198,528
State Street Corp. 6/06/12	0.351%	1,100	1,098,321
Straight-A Funding LLC Series 1 1/24/12	0.190%	467	466,943
Toyota Motor Credit Corp. 1/27/12	0.370%	1,100	1,099,706

			4,961,533

CORPORATES–INVESTMENT GRADES–7.4%
Australia & New Zealand Banking Group Ltd. 7/07/12(a)(c)	0.584%	250	250,098
1/30/12(a)(c)	0.628%	1,000	1,000,148

2

AllianceBernstein Variable Products Series Fund

	Yield*	Principal Amount (000)	U.S. $ Value

Coca-Cola Co. (The) 5/15/12(a)	0.507%	$600	$600,468
Wachovia Corp. Series E 3/01/12(a)	0.677%	500	500,158
Wells Fargo & Co. 1/24/12(a)	0.506%	500	500,027

			2,850,899

U.S. GOVERNMENT & GOVERNMENT SPONSORED AGENCY OBLIGATIONS–7.1%
Federal Farm Credit Bank 7/20/12(a)	0.245%	500	499,916
4/23/12(a)	0.302%	500	500,020
4/12/12(a)	0.306%	500	500,049
Federal Home Loan Bank 2/17/12(a)	0.346%	500	499,967
Federal Home Loan Bank Discount Notes 1/18/12	0.220%	250	249,974

Federal Home Loan Mortgage Corp. 2/02/12(a)	0.191%	$500	$499,965

			2,749,891

BANKERS ACCEPTANCE–1.9%
JPMorgan Chase Bank 2/28/12	0.230%	195	194,928
3/01/12	0.230%	522	521,800

			716,728

TOTAL INVESTMENTS–100.0%
(cost $38,649,014)			38,649,014
Other assets less liabilities–0.0%			5,367

NET ASSETS–100.0%			$38,654,381

3

(a)	Floating Rate Security. Stated interest rate was in effect at December 31, 2011.

(b)	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2011, the aggregate market value of these securities amounted to $2,348,281 or 6.1% of net assets.

*	Represents annualized yield from date of purchase for discount securities, and stated interest rate for interest-bearing securities.

Glossary:

IDA—Industrial Development Authority/Agency

See notes to financial statements.

MONEY MARKET PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
December 31, 2011	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $38,649,014)	$38,649,014
Cash	94,616
Receivable for capital stock sold	33,711
Receivable due from Adviser	13,449
Interest receivable	11,512

Total assets	38,802,302

LIABILITIES
Payable for capital stock redeemed	91,799
Audit fee payable	36,384
Dividends payable	304
Accrued expenses	19,434

Total liabilities	147,921

NET ASSETS	$38,654,381

COMPOSITION OF NET ASSETS
Capital stock, at par	$38,669
Additional paid-in capital	38,614,228
Undistributed net investment income	475
Accumulated net realized gain on investment transactions	1,009

$38,654,381

Net Asset Value Per Share—2 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$16,586,505	16,592,345	$1.00
B	$22,067,876	22,076,671	$1.00

See notes to financial statements.

4

MONEY MARKET PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2011	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Interest	$101,499

EXPENSES
Advisory fee (see Note B)	196,332
Distribution fee—Class B	62,782
Transfer agency—Class A	1,241
Transfer agency—Class B	1,683
Custodian	59,186
Administrative	58,302
Audit	36,495
Legal	23,428
Printing	23,391
Directors’ fees	3,713
Miscellaneous	5,152

Total expenses	471,705
Less: expenses waived and reimbursed by the Adviser (see Note B)	(311,380)
Less: expenses waived by the Distributor (see Note C)	(62,782)
Less: expenses waived by the Transfer Agent (see Note B)	(405)

Net expenses	97,138

Net investment income	4,361

REALIZED GAIN ON INVESTMENT TRANSACTIONS
Net realized gain on investment transactions	1,009

NET INCREASE IN NET ASSETS FROM OPERATIONS	$5,370

See notes to financial statements.

5

MONEY MARKET PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Year Ended December 31, 2011	Year Ended December 31, 2010
INCREASE IN NET ASSETS FROM OPERATIONS
Net investment income	$4,361	$5,489
Net realized gain on investment transactions	1,009	9

Net increase in net assets from operations	5,370	5,498
DIVIDENDS TO SHAREHOLDERS FROM
Net investment income
Class A	(1,851)	(2,188)
Class B	(2,510)	(3,301)
CAPITAL STOCK TRANSACTIONS
Net decrease	(8,828,082)	(16,941,316)

Total decrease	(8,827,073)	(16,941,307)
NET ASSETS
Beginning of period	47,481,454	64,422,761

End of period (including undistributed net investment income of $475 and $475, respectively)	$38,654,381	$47,481,454

See notes to financial statements.

6

MONEY MARKET PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2011	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Money Market Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is maximum current income to the extent consistent with safety of principal and liquidity. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers fourteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Securities in which the Portfolio invests are traded primarily in the over-the-counter market and are valued at amortized cost, which approximates market value. Under such method a portfolio instrument is valued at cost and any premium or discount is amortized or accreted, respectively, on a constant basis to maturity.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

7

MONEY MARKET PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2011:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Certificates of Deposit	$–0	–	$16,698,963		$–0	–	$16,698,963
Municipal Obligations	–0	–	10,671,000		–0	–	10,671,000
Commercial Paper	–0	–	4,961,533		–0	–	4,961,533
Corporates—Investment Grades	–0	–	2,850,899		–0	–	2,850,899
U.S. Government & Government Sponsored Agency Obligations	–0	–	2,749,891		–0	–	2,749,891
Bankers Acceptance	–0	–	716,728		–0	–	716,728

Total Investments in Securities	–0	–	38,649,014		–0	–	38,649,014
Other Financial Instruments*	–0	–	–0	–	–0	–	–0	–

Total	$–0	–	$38,649,014		$–0	–	$38,649,014

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

3. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

4. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income. It is the Portfolio’s policy to take possession of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Portfolio may be delayed or limited.

5. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

6. Dividends and Distributions

The Portfolio declares dividends daily from net investment income. The dividends are paid monthly. Net realized gains distributions, if any, will be made at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with the federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .45% of the first $2.5 billion, .40% of the next $2.5 billion and .35% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. For the year ended December 31, 2011, the Adviser voluntarily agreed

8

AllianceBernstein Variable Products Series Fund

to waive the entire amount of such fees of $196,332. To prevent the Portfolio’s total expenses from exceeding its total income on a daily basis, the Adviser voluntarily reimbursed the Portfolio an additional amount of $56,746.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2011, the Adviser voluntarily agreed to waive such fees in the amount of $58,302.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,311 for the year ended December 31, 2011.

For the year ended December 31, 2011, the Transfer Agent has voluntarily agreed to waive a portion of transfer agency fees in the amount of $178 and $227 for Class A and Class B shares, respectively.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

For the year ended December 31, 2011, the Distributor has voluntarily agreed to waive all of the distribution fees in the amount of $62,782 for Class B shares, limiting the effective annual rate to ..00%.

NOTE D: Investment Transactions, Income Taxes and Distributions to Shareholders

At December 31, 2011, the cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes. The tax character of distributions paid during the fiscal years ended December 31, 2011 and December 31, 2010 were as follows:

	2011	2010
Distributions paid from:
Ordinary income	$4,361	$5,489

Total distributions paid	$4,361	$5,489

As of December 31, 2011, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$1,476
Undistributed capital gains	8

Total accumulated earnings/(deficit)	$1,484

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character

9

MONEY MARKET PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

as either short-term or long-term capital losses rather than being considered short-term as under previous regulation. As of December 31, 2011, the Portfolio did not have any capital loss carryforwards.

NOTE E: Capital Stock

Each class consists of 1,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010
Class A
Shares sold	6,803,533	4,212,329	$6,803,533	$4,212,329
Shares issued in reinvestment of dividends	1,871	2,240	1,871	2,240
Shares redeemed	(9,488,340)	(10,263,330)	(9,488,340)	(10,263,330)

Net decrease	(2,682,936)	(6,048,761)	$(2,682,936)	$(6,048,761)

Class B
Shares sold	13,160,723	7,580,223	$13,160,723	$7,580,223
Shares issued in reinvestment of dividends	2,562	3,398	2,562	3,398
Shares redeemed	(19,308,431)	(18,476,176)	(19,308,431)	(18,476,176)

Net decrease	(6,145,146)	(10,892,555)	$(6,145,146)	$(10,892,555)

NOTE F: Risks Involved in Investing in the Portfolio

Money Market Fund Risk—Money market funds are sometimes unable to maintain a net asset value (“NAV”) at $1.00 per share and, as it is generally referred to, “break the buck.” In that event, an investor in a money market fund would, upon redemption, receive less than $1.00 per share. The Portfolio’s shareholders should not rely on or expect an affiliate of the Portfolio to purchase distressed assets from the Portfolio, make capital infusions, enter into credit support agreements or take other actions to prevent the Portfolio from breaking the buck. In addition, significant redemptions by large investors in the Portfolio could have a material adverse effect on the Portfolio’s other shareholders. The Portfolio’s NAV could be affected by forced selling during periods of high redemption pressures and/or illiquid markets.

Interest Rate Risk and Credit Risk—The Portfolio’s primary risks are interest rate risk and credit risk. Because the Portfolio invests in short-term securities, a decline in interest rates will affect the Portfolio’s yield as the securities mature or are sold and the Portfolio purchases new short-term securities with a lower yield. Generally, an increase in interest rates causes the value of a debt instrument to decrease. The change in value for shorter-term securities is usually smaller than for securities with longer maturities. In addition, if interest rates remain low for an extended period of time, the Portfolio may have difficulties in maintaining a positive yield, paying expenses out of the Portfolio’s assets, or maintaining a stable $1.00 NAV.

Credit risk is the possibility that a security’s credit rating will be downgraded or that the issuer of the security will default (fail to make scheduled interest and principal payments). Credit quality can change rapidly in certain market environments and the default of a single holding could have the potential to cause significant NAV deterioration.

Liquidity Risk—Liquidity risk exists when particular investments are difficult to purchase or sell, which may prevent the Portfolio from selling out of these securities at an advantageous time or price.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE G: Recent Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to develop common requirements for measuring fair value and for disclosing information about fair value measurements in U.S. GAAP and International Financial Reporting Standards (“IFRS”). The amendments are intended to improve the comparability of fair value measurements presented and disclosed in the financial statements prepared in accordance with U.S. GAAP and IFRS. The ASU is effective during interim or annual periods beginning after December 15, 2011. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

10

AllianceBernstein Variable Products Series Fund

In December 2011, the FASB issued an ASU related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE H: Subsequent Events

At the meeting of the Fund’s Board of Directors (the “Directors”) held on January 31—February 2, 2012, the Directors approved a Plan of Liquidation and Termination (the “Plan”) which provides for the complete liquidation of all of the assets of the Portfolio and the payment of all known obligations. The Plan also provides that, following a notice period for separate account contractowners, the Portfolio will cease its business as an investment company and will not engage in any business activities except for the purpose of winding up its business and affairs, and distributing its remaining assets to shareholders in accordance with the Plan. The liquidation is expected to be consummated in the second quarter of 2012 and the liquidating distributions will be made shortly thereafter.

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date financial statements are issued. Management has determined that there are no other material events that would require disclosure in the Portfolio’s financial statements through this date.

11

MONEY MARKET PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Year Ended December 31,
	2011		2010		2009		2008	2007
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00	$1.00

Income From Investment Operations
Net investment income	.00	(a)(b)	.00	(a)(b)	.00	(a)(b)	.02	.04

Less: Dividends
Dividends from net investment income	.00	(a)	.00	(a)	.00	(a)	(.02)	(.04)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00	$1.00

Total Return
Total investment return based on net asset value (c)	.01%		.01%		.17%		1.90%	4.35%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$16,586		$19,269		$25,318		$28,520	$23,610
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.22%		.26	%(d)	.66%		.96%	.99%
Expenses, before waivers/reimbursements	.94%		.88	%(d)	.90%		.96%	.99%
Net investment income	.01	%(b)	.01	%(b)(d)	.18	%(b)	1.85%	4.28%

See footnote summary on page 13.

12

AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Year Ended December 31,
	2011		2010		2009		2008	2007
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00	$1.00

Income From Investment Operations
Net investment income	.00	(a)(b)	.00	(a)(b)	.00	(a)(b)	.02	.04

Less: Dividends
Dividends from net investment income	.00	(a)	.00	(a)	.00	(a)	(.02)	(.04)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00	$1.00

Total Return
Total investment return based on net asset value (c)	.01%		.01%		.09%		1.64%	4.08%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$22,068		$28,212		$39,105		$36,423	$23,846
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.22%		.26	%(d)	.71%		1.20%	1.24%
Expenses, before waivers/reimbursements	1.19%		1.13	%(d)	1.15%		1.20%	1.24%
Net investment income	.01	%(b)	.01	%(b)(d)	.08	%(b)	1.57%	4.00%

(a)	Amount is less than $.01 per share.

(b)	Net of fees waived and expenses reimbursed.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	The ratio includes expenses attributable to costs of proxy solicitation.

See notes to financial statements.

13

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	AllianceBernstein Variable Products Series Fund

To the Board of Directors of

AllianceBernstein Variable Products Series Fund, Inc.

and Shareholders of AllianceBernstein Money Market Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein Money Market Portfolio (one of the portfolios constituting the AllianceBernstein Variable Products Series Fund, Inc.) (the “Portfolio”) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Money Market Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 14, 2012

14

MONEY MARKET PORTFOLIO	AllianceBernstein Variable Products Series Fund

BOARD OF DIRECTORS
William H. Foulk, Jr.(1), Chairman	Robert M. Keith, President and Chief Executive Officer
John H. Dobkin(1)	Garry L. Moody(1)
Michael J. Downey(1)	Marshall C. Turner, Jr.(1)
D. James Guzy(1)	Earl D. Weiner(1)
Nancy P. Jacklin(1)

OFFICERS
Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Raymond J. Papera, Vice President Maria R. Cona, Vice President Edward J. Dombrowski, Vice President	John Giaquinta, Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller

CUSTODIAN AND ACCOUNTING AGENT State Street Bank and Trust Company One Lincoln Street Boston, MA 02111	LEGAL COUNSEL Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

DISTRIBUTOR AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	TRANSFER AGENT AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free 1-(800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

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MONEY MARKET PORTFOLIO	AllianceBernstein Variable Products Series Fund

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTOR

Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 51 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in AllianceBernstein’s institutional investment management business, with which he had been associated since prior to 2004.	102	None
DISINTERESTED DIRECTORS

William H. Foulk, Jr., ##, ### Chairman of the Board 79 (1990)	Investment Adviser and an Independent Consultant since prior to 2007. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983 and has been Chairman of the AllianceBernstein Funds and of the Independent Directors Committee of such Funds since 2003. He is also active in a number of mutual fund related organizations and committees.	102	None

John H. Dobkin, ## 70 (1992)	Independent Consultant since prior to 2007. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002, Senior Advisor from June 1999–June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989–May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001–2008.	102	None

16

AllianceBernstein Variable Products Series Fund

NAME, ADDRESS*, AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)

Michael J. Downey, ## 68 (2005)	Private Investor since prior to 2007. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director of two other registered investment companies (and Chairman of one of them).	102	Asia Pacific Fund, Inc. and The Merger Fund since prior to 2007 and Prospect Acquisition Corp. (financial services) from 2007 until 2009

D. James Guzy, ## 75 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2007. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008 and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	102	Cirrus Logic Corporation (semi-conductors) and PLX Technology (semi-conductors) since prior to 2007 and Intel Corporation (semi-conductors) since prior to 2007 until 2008

Nancy P. Jacklin, ## 63 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	102	None

Garry L. Moody, ## 59 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995–2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993–1995); and Partner, Ernst & Young LLP (1975–1993), where he served as the National Director of Mutual Fund Tax Services. He is also a member of the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committee, of most of the AllianceBernstein Funds since 2008.	102	None

17

MONEY MARKET PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AllianceBernstein Variable Products Series Fund

NAME, ADDRESS*, AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)

Marshall C. Turner, Jr., ## 70 (2005)	Private Investor since prior to 2007. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003–2005, and President and CEO, 2005–2006, after the company was acquired and renamed Toppan Photomasks, Inc. He has extensive experience in venture capital investing including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of a number of education and science-related non-profit organizations. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1992.	102	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since prior to 2007

Earl D. Weiner, ## 72 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of most of the Funds.	102	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

###	Member of the Fair Value Pricing Committee.

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AllianceBernstein Variable Products Series Fund

Officer Information

Certain information concerning the Portfolio’s Officers is listed below.

NAME, ADDRESS*, AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 51	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 66	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Raymond J. Papera 55	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2007.

Maria R. Cona 57	Vice President	Vice President of the Adviser**, with which she has been associated since prior to 2007.

Edward J. Dombrowski 34	Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2007.

John Giaquinta 48	Vice President	Assistant Vice President of the Adviser**, with which he has been associated since prior to 2007.

Emilie D. Wrapp 56	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2007.

Joseph J. Mantineo 52	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2007.

Phyllis J. Clarke 51	Controller	Vice President of ABIS**, with which she has been associated since prior to 2007.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (SAI) has additional information about the Portfolio’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

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MONEY MARKET PORTFOLIO
CONTINUANCE DISCLOSURE	AllianceBernstein Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”) approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of AllianceBernstein Money Market Portfolio (the “Portfolio”) at a meeting held on November 1-3, 2011.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee in the Advisory Agreement, in which the Senior Officer concluded that the contractual fee for the Portfolio was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Portfolio’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the directors on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2009 and 2010 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Portfolio. The directors recognized that it is difficult to make comparisons of profitability between fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s

20

AllianceBernstein Variable Products Series Fund

relationship with the Portfolio before taxes and distribution expenses. The directors noted that the Adviser’s relationship with the Portfolio was not profitable to it in 2009 or 2010.

Fall-Out Benefits

The directors considered the benefits to the Adviser and its affiliates from their relationships with the Portfolio other than the fees and expense reimbursements payable under the Advisory Agreement, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers that execute purchases and sales of securities on behalf of its clients (although not for the Portfolio) on an agency basis), 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Portfolio’s Class B shares, transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser, and brokerage commissions paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors also understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Portfolio at each regular Board meeting during the year. At the November 2011 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Portfolio as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Lipper VA Money Market Funds Average (the “Lipper Average”) and the Barclays Capital U.S. Treasury Bill Index (the “Index”), in each case for the 1-, 3-, 5- and 10-year periods ended July 31, 2011 and the since inception period (December 1992 inception). The directors noted that on a net return basis the Portfolio was in the 3rd quintile of the Performance Group and 2nd quintile of the Performance Universe for the 1-year period, in the 3rd quintile of the Performance Group and the Performance Universe for the 3-year period, and in the 5th quintile of the Performance Group and the Performance Universe for the 5- and 10-year periods. On a gross return basis, the Portfolio was in the 3rd quintile of the Performance Group and the Performance Universe for the 1-year period, in the 2nd quintile of the Performance Group and the Performance Universe for the 3- and 5-year periods, and in the 2nd quintile of the Performance Group and 3rd quintile of the Performance Universe for the 10-year period. The Portfolio outperformed the Lipper Average in the 1-year period, almost matched the Lipper Average in the 3- year period and lagged the Lipper Average in all other periods. It also lagged the Index in all periods. Based on their review, the directors concluded that the Portfolio’s performance was satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Portfolio to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The Adviser informed the directors that there were no institutional products managed by it that have a substantially similar investment style. The directors reviewed the relevant fee information from the Adviser’s Form ADV and noted that the Adviser charged institutional clients lower fees for advising comparably sized institutional accounts using strategies that differ from those of the Portfolio but which invest in the same type of securities (i.e., fixed income taxable securities). The directors also noted that another AllianceBernstein fund advised by the Adviser has a similar investment style yet pays a significantly lower advisory fee than the Portfolio, while a portfolio of another AllianceBernstein fund advised by the Adviser that invests in different types of money market securities, pays no advisory fee but is offered only as a cash management vehicle for selected institutional clients, including most of the AllianceBernstein funds, that pay advisory fees at various rates.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolio, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

21

MONEY MARKET PORTFOLIO
CONTINUANCE DISCLOSURE
(continued)	AllianceBernstein Variable Products Series Fund

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds comparable to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the Portfolio’s investment classification/objective. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others.

The directors noted that, at the Portfolio’s current size, its contractual effective advisory fee rate of 45 basis points was the same as the Expense Group median. The directors noted that in the Portfolio’s latest fiscal year, the administrative expense reimbursement of 14 basis points had been waived by the Adviser. The directors also noted that the Portfolio’s total expense ratio was lower than the Expense Group and the Expense Universe medians. The directors took into consideration that the Adviser had waived a substantial portion of its fee and reimbursed certain expenses of the Portfolio in order to reduce the total expense ratio. The directors concluded that the Portfolio’s expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration presentations by an independent consultant on economies of scale in the mutual fund industry and for the AllianceBernstein Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2011 meetings. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for establishing breakpoints that give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s shareholders would benefit from a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint in the future.

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MONEY MARKET PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDERS REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”), with respect to AllianceBernstein Money Market Portfolio (the “Portfolio”),2 prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.4 Also shown are the Portfolio’s net assets on September 30, 2011.

Category	Advisory Fee Based on % of Average Daily Net Assets	September 30, 2011 Net Assets ($MM)
Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	$41.8

1	The information in the fee evaluation was completed on October 20, 2011 and discussed with the Board of Directors on November 1-3, 2011.

2	Future references to the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Portfolio.

3	Jones v. Harris at 1427.

4	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

23

MONEY MARKET PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The Portfolio’s Investment Advisory Agreement provides for the Adviser to be reimbursed for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser was entitled to receive $76,408 (0.14% of the Portfolio’s average daily net assets) for providing such services, but waived the reimbursement amount in its entirety.

Set forth below are the Portfolio’s total expense ratios for the most recently completed fiscal year:

Total Expense Ratio
Portfolio	Net	Gross	Fiscal Year
Money Market Portfolio	Class A 0.26% Class B 0.26%	0.88% 1.13%	December 31

In response to low interest rates in the marketplace that have depressed money market yield, the Adviser or its affiliates, is waiving advisory fees and reimbursing additional expenses on its proprietary money market products, including the Portfolio, in order for those products to achieve a target yield of 0.01%. With respect to the Portfolio, the Adviser has been waiving a portion or all of the advisory fees it receives while its affiliates have been reimbursing the Portfolio a portion or all of the 12b-1 fees and administrative fees that they receive.

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is entitled to be reimbursed for providing some of these services. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.5 However, with respect to the Portfolio, the Adviser represented that there is no institutional product in the Adviser’s Form ADV that has a substantially similar investment style as the Portfolio.

The Adviser also manages AllianceBernstein Exchange Reserves, a retail mutual fund which has a substantially similar investment style as the Portfolio. Set forth below is the fee schedule of AllianceBernstein Exchange Reserves and what

5	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

24

AllianceBernstein Variable Products Series Fund

would have been the effective advisory fee of the Portfolio had the fee schedule of AllianceBernstein Exchange Reserves been applicable to the Portfolio versus the Portfolio’s effective advisory fee based on September 30, 2011 net assets:

Portfolio	AllianceBernstein Mutual Fund	Fee Schedule	ABMF Effective Fee (%)	Portfolio Advisory Fee (%)
Money Market Portfolio	Exchange Reserves	0.25% on first $1.25 billion 0.24% on next $0.25 billion 0.23% on next $0.25 billion 0.22% on next $0.25 billion 0.21% on next $1.0 billion 0.20% on the balance	0.250	0.450

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the advisory fee set forth below for the Luxembourg fund that has a somewhat similar investment style as the Portfolio:

Portfolio	Luxembourg Fund	Luxembourg Fee[6]
Money Market Portfolio	Short Maturity Dollar Class A	1.05% on 1st $100 million 1.00% on next $100 million 0.95% on the balance

	Class I (Institutional)	0.50% on 1st $100 million 0.45% on next $100 million 0.40% on the balance

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Portfolio.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.7 Lipper’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at the approximate current asset level of the Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”)8 and the Portfolio’s contractual management fee ranking.9

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

6	Class A shares of the Luxembourg funds are charged an “all-in” fee, which covers investment advisory and distribution related services.

7	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

8	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

9	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

25

MONEY MARKET PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

Portfolio	Contractual Management Fee (%)[10]	Lipper Exp. Group Median (%)	Lipper Group Rank
Money Market Portfolio	0.450	0.450	8/16

Lipper also compared the Portfolio’s most recently completed fiscal year total expense ratio to the medians of the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.11

Set forth below is a comparison of the Portfolio’s total expense ratio and the medians of the Portfolio’s EG and EU. The Portfolio’s total expense ratio ranking is also shown.

Portfolio	Expense Ratio (%)[12]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Money Market Portfolio	0.264	0.280	8/16	0.281	21/52

Based on this analysis, the Portfolio has equally favorable rankings on a management fee and total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio was negative during calendar year 2010.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent and distribution services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments and front-end sales loads.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter and distributor, AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2010, ABI received $82,580 in Rule 12b-1 fees from the Portfolio.13

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection with Class B shares. During the fiscal year ended December 31, 2010, the Adviser determined that it made payments in the amount of $324,025 on behalf of the Portfolio to ABI.

10	The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers or expense reimbursements made by the Adviser that would effectively reduce the actual effective management fee.

11	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

12	Most recently completed fiscal year Class A share total expense ratio.

13	For the fiscal year ended December 31, 2010, ABI voluntarily agreed to waive all of the $82,580 in 12b-1 fees that ABI was entitled to receive for Class B shares, limiting the effective annual fee to 0.00%.

26

AllianceBernstein Variable Products Series Fund

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Adviser and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, and payments related to providing contract-holder record-keeping and/or administrative services. Payments related to providing contract-holder record keeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the firm over the year. With respect to the Fund,14 ABI paid approximately $400,000 in 2010 and expects to pay approximately $400,000 in 2011 for educational support and distribution assistance (revenue sharing payments).

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of $1,385 from the Portfolio.15

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,16 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

In February 2008, an independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli17 study on advisory fees and various fund characteristics.18 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.19 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $402 billion as of September 30, 2011, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

14	The fee is inclusive of other Portfolios of the Fund, which are not discussed in this summary.

15	The Fund (which includes the Portfolio and other Portfolios of the Fund) paid ABIS a flat fee of $18,000 in 2010.

16	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

17	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of data used in the presentation and the changes experienced in the industry over the last four years.

18	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

19	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

27

MONEY MARKET PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The information prepared by Lipper shows the 1, 3, 5 and 10 year net and gross performance returns and rankings20 of the Portfolio relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)21 for the periods ended July 31, 2011.22

Money Market Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
(Net)
1 year	0.01	0.01	0.01	8/16	15/52
3 year	0.26	0.27	0.29	9/16	28/51
5 year	1.66	1.84	1.87	14/16	47/51
10 year	1.62	1.82	1.87	14/15	44/45

(Gross)
1 year	0.27	0.27	0.28	8/16	29/52
3 year	0.75	0.59	0.64	5/16	16/51
5 year	2.35	2.25	2.29	6/16	19/51
10 year	2.35	2.30	2.35	6/15	21/45

Set forth below are the 1, 3, 5 and 10 year and since inception net performance returns of the Fund (in bold)23 versus its benchmarks.24 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.25

	Periods Ending July 31, 2011 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Money Market Portfolio	0.01	0.26	1.66	1.62	2.94	0.45	–2.85	10
Lipper VA Money Market Funds Average	–0.01	0.30	1.83	1.84	3.23	N/A	N/A	N/A
Barclays Capital U.S. Treasury Bill Index	0.18	0.52	2.03	2.13	3.50	0.51	0.63	N/A
Inception Date: December 30, 1992

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 28, 2011

20	The performance returns and rankings of the Portfolio are for the Portfolio’s Class A shares. It should be noted that performance returns of the Portfolio were provided by Lipper.

21	The Portfolio’s PG/PU are identical to its respective EG/EU.

22	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the Portfolio even if a Portfolio had a different investment classification/objective at a different point in time.

23	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

24	The Adviser provided Portfolio and benchmark performance return information for periods through July 31, 2011.

25	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be regarded as better performing than a fund with a lower Sharpe Ratio.

28

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Real Estate Investment Portfolio

December 31, 2011

Annual Report

ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

REAL ESTATE INVESTMENT
PORTFOLIO	AllianceBernstein Variable Products Series Fund

LETTER TO INVESTORS

February 10, 2012

The following is an update of AllianceBernstein Variable Products Series Fund—AllianceBernstein Real Estate Investment Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2011.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is total return from long-term growth of capital and income. Under normal circumstances, the Portfolio invests at least 80% of its net assets in the equity securities of real estate investment trusts (“REITs”), and other real estate industry companies, such as real estate operating companies (“REOCs”). The Portfolio invests in real estate companies that AllianceBernstein L.P. (the “Adviser”) believes have strong property fundamentals and management teams. The Portfolio seeks to invest in real estate companies whose underlying portfolios are diversified geographically and by property type.

The Portfolio may invest in mortgage-backed securities, which are securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property. These securities include mortgage pass-through certificates, real estate mortgage investment conduit certificates (“REMICs”), and collateralized mortgage obligations (“CMOs”). The Portfolio may also invest in short-term investment grade debt securities and other fixed income securities. The Portfolio invests in equity securities that include common stock, shares of beneficial interests of REITs and securities with common stock characteristics, such as preferred stock or convertible securities (“real estate equity securities”). The Portfolio may invest in foreign securities and enter into forward commitments and standby commitment agreements. The Portfolio may enter into derivatives transactions, including options, futures, forwards and swap agreements.

INVESTMENT RESULTS

The table on page 3 shows the Portfolio’s performance compared to its benchmark, the Financial Times Stock Exchange National Association of Real Estate Investment Trusts (“FTSE NAREIT”) Equity REIT Index, for the one-, five- and 10-year periods ended December 31, 2011. For a comparison to the broad U.S. equity market, returns for the Standard & Poor’s (“S&P”) 500 Index are also included.

The Portfolio outperformed its benchmark and the S&P 500 for the annual period ended December 31, 2011. Performance by subsector was highly variable, with investors showing preference for those exhibiting quality and resilient cash flows. Self storage, which has experienced resilience in occupancy and rent growth, performed best. Regional malls, particularly those catering to high-end consumers, also outperformed. Despite a robust earnings recovery, lodging stocks led underperformers, due to concerns over macroeconomic conditions. Industrials also underperformed, driven by two (later merged to one) large-cap stocks with European exposure. Although sector selection detracted from performance, strong security selection within sectors, where quality was emphasized, led the Portfolio to outperform its benchmark.

The Portfolio did not utilize derivatives during the annual period.

MARKET REVIEW AND INVESTMENT STRATEGY

Economic conditions during the reporting period were mixed. Real gross domestic product growth decelerated from 2010, but employment conditions steadily improved. Initial claims for unemployment insurance fell below the benchmark 400,000 level for the first time since 2008. A truly robust recovery was derailed by policy uncertainty in the U.S., the natural disaster in Japan, and sovereign distress in Europe. The capital markets operated in risk aversion mode. Risk assets such as equities and commodities underperformed fixed income and gold. The Portfolio was well-positioned for this environment, given its exposure to companies with strong balance sheets and cash flows, ample dividend coverage, and high-quality tenants.

Fundamentals vary by property type, but in general, the supply-demand dynamics for U.S. commercial real estate are favorable. Commercial real estate entered the downturn with robust occupancy rates and a manageable supply of new space. From the outset of the economic downturn and credit crisis in 2007, new commercial real estate construction was constrained principally due to lack of financing. Given the collapse in new construction from 2009 to 2011, supply is likely to remain very limited, facilitating a rebound in commercial real estate pricing power as demand begins to recover.

1

REAL ESTATE INVESTMENT PORTFOLIO
HISTORICAL PERFORMANCE	AllianceBernstein Variable Products Series Fund

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month-end.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For a free copy of the Portfolio’s prospectus, which contains this and other information, call your financial advisor or 800.984.7654. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio’s quoted performance would be lower. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

Neither the unmanaged FTSE® NAREIT Equity REIT Index nor the unmanaged S&P 500® Index reflect fees and expenses associated with the active management of a mutual fund portfolio. The FTSE NAREIT Equity REIT Index (market-value-weighted index based upon the last closing price of the month) represents the performance of tax-qualified REITs listed on the NYSE, AMEX and the NASDAQ. The S&P 500 Index includes 500 U.S. stocks and is a common representation of the performance of the overall U.S. stock market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The market values of the portfolio’s holdings rise and fall from day to day, so investments may lose value.

Credit Risk: A bond’s credit rating reflects the issuer’s ability to make timely payments of interest or principal—the lower the rating, the higher the risk of default. If the issuer’s financial strength deteriorates, the issuer’s rating may be lowered and the bond’s value may decline.

Foreign (Non-U.S.) Risk: Non-U.S. securities may be more volatile because of political, regulatory, market and economic uncertainties associated with such securities. Fluctuations in currency exchange rates may negatively affect the value of the investment or reduce returns. These risks are magnified in emerging or developing markets.

Interest Rate Risk: As interest rates rise, bond prices fall and vice versa—long-term securities tend to rise and fall more than short-term securities. The values of mortgage-related and asset-backed securities are particularly sensitive to changes in interest rates due to prepayment risk.

Sector/Industry Risk: Investing a substantial amount of assets in fewer economic sectors may be more volatile than more diversified strategies. Economic or market conditions affecting a particular sector could have a major impact on the portfolio’s value.

Derivatives Risk: Investing in derivative instruments such as options, futures, forwards or swaps can be riskier than traditional investments, and may be more volatile, especially in a down market.

These risks are fully discussed in the Variable Products prospectus.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

(Historical Performance continued on next page)

2

REAL ESTATE INVESTMENT PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)	AllianceBernstein Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARK	NAV Returns
PERIODS ENDED DECEMBER 31, 2011	1 Year	5 Years*	10 Years*
AllianceBernstein Real Estate Investment Portfolio Class A**	9.03%	-0.40%	11.12%
AllianceBernstein Real Estate Investment Portfolio Class B**	8.75%	-0.63%	10.85%
FTSE NAREIT Equity REIT Index	8.28%	-1.42%	10.20%
S&P 500 Index	2.11%	-0.25%	2.92%

*    Average annual returns.

**  Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the annual period ended December 31, 2011 by 0.06%.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.87% and 1.13% for Class A and Class B, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT PORTFOLIO CLASS A

GROWTH OF A $10,000 INVESTMENT

12/31/01 – 12/31/11

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Real Estate Investment Portfolio Class A shares (from 12/31/01 to 12/31/11) as compared to the performance of the Portfolio’s benchmark, the FTSE NAREIT Equity REIT Index, and the broad market as measured by the S&P 500 Index. The chart assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on previous page.

3

REAL ESTATE INVESTMENT PORTFOLIO
FUND EXPENSES (unaudited)	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$988.90	$4.61	0.92%
Hypothetical (5% return before expenses)	$1,000	$1,020.57	$4.69	0.92%

Class B
Actual	$1,000	$987.20	$5.86	1.17%
Hypothetical (5% return before expenses)	$1,000	$1,019.31	$5.96	1.17%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

4

REAL ESTATE INVESTMENT PORTFOLIO
TEN LARGEST HOLDINGS*
December 31, 2011 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Simon Property Group, Inc.	$8,381,229	10.9%
Public Storage	3,678,825	4.8
Ventas, Inc.	3,445,625	4.5
Boston Properties, Inc.	3,259,808	4.3
ProLogis, Inc.	2,612,983	3.4
Digital Realty Trust, Inc.	2,517,459	3.3
Health Care REIT, Inc.	2,334,484	3.0
General Growth Properties, Inc.	2,303,317	3.0
SL Green Realty Corp.	2,238,438	2.9
Post Properties, Inc.	2,115,611	2.8

	$32,887,779	42.9%

INDUSTRY DIVERSIFICATION**

December 31, 2011 (unaudited)

INDUSTRY	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Regional Mall	$14,520,964	18.8%
Office	11,068,025	14.3
Diversified/Specialty	10,053,854	13.0
Multi-Family	9,405,533	12.2
Self Storage	6,706,757	8.7
Healthcare	6,102,042	7.9
Lodging	5,834,933	7.6
Shopping Center/Other Retail	4,747,119	6.1
Industrial Warehouse Distribution	3,960,863	5.1
Student Housing	3,248,095	4.2
Triple Net	372,366	0.5
Short-Term Investments	1,253,902	1.6

Total Investments	$77,274,453	100.0%

*	Long-term investments.

**	The Portfolio’s industry breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

Please note: The industry classifications presented herein are based on the industry categorization methodology of the Adviser.

5

REAL ESTATE INVESTMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2011	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–99.2%

RESIDENTIAL–25.3%
MULTI-FAMILY–12.3%
Associated Estates Realty Corp.	57,780	$921,591
BRE Properties, Inc.	22,920	1,157,001
Camden Property Trust	21,945	1,365,857
Colonial Properties Trust	10,158	211,896
Equity Residential	33,210	1,893,966
Essex Property Trust, Inc.	9,480	1,332,035
Mid-America Apartment Communities, Inc.	6,516	407,576
Post Properties, Inc.	48,390	2,115,611

		9,405,533

SELF STORAGE–8.8%
CubeSmart	18,700	198,968
Extra Space Storage, Inc.	77,781	1,884,634
Public Storage	27,360	3,678,825
Sovran Self Storage, Inc.	22,131	944,330

		6,706,757

STUDENT HOUSING–4.2%
American Campus Communities, Inc.	32,430	1,360,763
Education Realty Trust, Inc.	184,490	1,887,332

		3,248,095

		19,360,385

RETAIL–25.1%
REGIONAL MALL–18.9%
General Growth Properties, Inc.	153,350	2,303,317
Glimcher Realty Trust	191,337	1,760,300
Macerich Co. (The)	41,030	2,076,118
Simon Property Group, Inc.	65,001	8,381,229

		14,520,964

SHOPPING CENTER/OTHER RETAIL–6.2%
DDR Corp.	62,160	756,487
Excel Trust, Inc.	91,060	1,092,720
Kite Realty Group Trust	141,900	639,969
Retail Opportunity Investments Corp.(a)	94,746	1,121,793
Tanger Factory Outlet Centers	38,750	1,136,150

		4,747,119

		19,268,083

EQUITY:OTHER–21.6%
DIVERSIFIED/SPECIALTY–13.1%
American Assets Trust, Inc.	47,600	976,276
American Tower Corp.–Class A	6,510	390,665
BioMed Realty Trust, Inc.	63,010	1,139,221
Coresite Realty Corp.	35,782	637,635
Digital Realty Trust, Inc.(a)	37,760	2,517,459
Forest City Enterprises, Inc.(b)	58,790	694,898
Jones Lang LaSalle, Inc.	8,300	508,458
Rayonier, Inc.	35,270	1,574,100
Weyerhaeuser Co.	86,510	1,615,142

		10,053,854

HEALTH CARE–8.0%
Health Care REIT, Inc.(a)	42,811	$2,334,484
National Health Investors, Inc.	7,320	321,933
Ventas, Inc.	62,500	3,445,625

		6,102,042

TRIPLE NET–0.5%
Entertainment Properties Trust	8,519	372,366

		16,528,262

OFFICE–14.4%
OFFICE–14.4%
Boston Properties, Inc.	32,729	3,259,808
Douglas Emmett, Inc.	99,000	1,805,760
Duke Realty Corp.	169,480	2,042,234
First Potomac Realty Trust	26,030	339,692
Kilroy Realty Corp.	36,304	1,382,093
SL Green Realty Corp.	33,590	2,238,438

		11,068,025

LODGING–7.6%
LODGING–7.6%
Ashford Hospitality Trust, Inc.	149,217	1,193,736
Host Hotels & Resorts, Inc.	78,288	1,156,314
Hyatt Hotels Corp.(b)	20,820	783,665
Intercontinental Hotels Group PLC	49,200	884,609
LaSalle Hotel Properties	37,447	906,592
Strategic Hotels & Resorts, Inc.(b)	39,390	211,524
Wyndham Worldwide Corp.	18,464	698,493

		5,834,933

INDUSTRIALS–5.2%
INDUSTRIAL WAREHOUSE DISTRIBUTION–5.2%
EastGroup Properties, Inc.	31,000	1,347,880
ProLogis, Inc.	91,395	2,612,983

		3,960,863

Total Common Stocks (cost $67,352,087)		76,020,551

	Principal Amount (000)
SHORT-TERM INVESTMENTS–1.7%
TIME DEPOSIT–1.7%
State Street Time Deposit 0.01%, 1/03/12 (Cost $1,253,902)	$1,254	1,253,902

Total Investments before Security Lending Collateral for Securities Loaned–100.9% (cost $68,605,989)		77,274,453

6

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–7.0%
INVESTMENT COMPANIES–7.0%
AllianceBernstein Exchange Reserves–Class I, 0.14%(c) (cost $5,384,876)	5,384,876	$5,384,876

TOTAL INVESTMENTS–107.9% (cost $73,990,865)		82,659,329
Other assets less liabilities–(7.9)%		(6,030,479)

NET ASSETS–100.0%		$76,628,850

(a)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(b)	Non-income producing security.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

REIT—Real Estate Investment Trust

See notes to financial statements.

7

REAL ESTATE INVESTMENT PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
December 31, 2011	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $68,605,989)	$77,274,453	(a)
Affiliated issuers (cost $5,384,876—including investment of cash collateral for securities loaned of $5,384,876)	5,384,876
Cash	13,001
Foreign currencies, at value (cost $20,305)	20,224
Receivable for investment securities sold	292,761
Dividends and interest receivable	221,282
Receivable for capital stock sold	6,225

Total assets	83,212,822

LIABILITIES
Payable for collateral received on securities loaned	5,384,876
Payable for investment securities purchased	932,041
Payable for capital stock redeemed	141,902
Advisory fee payable	34,936
Administrative fee payable	17,266
Distribution fee payable	2,844
Transfer Agent fee payable	98
Accrued expenses	70,009

Total liabilities	6,583,972

NET ASSETS	$76,628,850

COMPOSITION OF NET ASSETS
Capital stock, at par	$6,616
Additional paid-in capital	57,663,354
Undistributed net investment income	1,047,829
Accumulated net realized gain on investment and foreign currency transactions	9,242,668
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	8,668,383

	$76,628,850

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$63,092,467	5,450,107	$11.58
B	$13,536,383	1,166,350	$11.61

(a)	Includes securities on loan with a value of $5,246,164 (see Note E).

See notes to financial statements.

8

REAL ESTATE INVESTMENT PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2011	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers	$1,372,622
Affiliated issuers	880
Interest	109
Securities lending income	1,501

1,375,112

EXPENSES
Advisory fee (see Note B)	424,010
Distribution fee—Class B	35,303
Transfer agency—Class A	1,498
Transfer agency—Class B	337
Custodian	73,213
Administrative	59,827
Audit	47,809
Printing	36,545
Legal	24,603
Directors’ fees	3,744
Miscellaneous	4,852

Total expenses	711,741

Net investment income	663,371

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	10,134,545
Foreign currency transactions	(2,342)
Net change in unrealized appreciation/depreciation of:
Investments	(4,144,107)
Foreign currency denominated assets and liabilities	(163)

Net gain on investment and foreign currency transactions	5,987,933

NET INCREASE IN NET ASSETS FROM OPERATIONS	$6,651,304

See notes to financial statements.

9

REAL ESTATE INVESTMENT PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Year Ended December 31, 2011	Year Ended December 31, 2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$663,371	$1,441,621
Net realized gain on investment and foreign currency transactions	10,132,203	15,630,087
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(4,144,270)	446,692

Net increase in net assets from operations	6,651,304	17,518,400
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income
Class A	(926,394)	(763,869)
Class B	(175,422)	(167,325)
Net realized gain on investment transactions
Class A	(6,988,236)	–0	–
Class B	(1,581,076)	–0	–
CAPITAL STOCK TRANSACTIONS
Net increase (decrease)	(1,323,767)	13,551,553

Total increase (decrease)	(4,343,591)	30,138,759
NET ASSETS
Beginning of period	80,972,441	50,833,682

End of period (including undistributed net investment income of $1,047,829 and $1,488,616, respectively)	$76,628,850	$80,972,441

See notes to financial statements.

10

REAL ESTATE INVESTMENT PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2011	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Real Estate Investment Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is total return from long-term growth of capital and income. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers fourteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter market (“OTC”) put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price); open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties, which are approved by the Board of Directors.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement

11

REAL ESTATE INVESTMENT PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2011:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks
Residential	$19,360,385		$–0	–	$–0	–	$19,360,385
Retail	19,268,083		–0	–	–0	–	19,268,083
Equity: Other	16,528,262		–0	–	–0	–	16,528,262
Office	11,068,025		–0	–	–0	–	11,068,025
Lodging	4,950,324		884,609		–0	–	5,834,933
Industrials	3,960,863		–0	–	–0	–	3,960,863
Short-Term Investments	–0	–	1,253,902		–0	–	1,253,902
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	5,384,876		–0	–	–0	–	5,384,876

Total Investments in Securities	80,520,818		2,138,511		–0	–	82,659,329
Other Financial Instruments*	–0	–	–0	–	–0	–	–0	–

Total	$80,520,818		$2,138,511		$–0	–	$82,659,329

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore,

12

AllianceBernstein Variable Products Series Fund

no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2011, such fee amounted to $59,827.

Brokerage commissions paid on investment transactions for the year ended December 31, 2011 amounted to $174,018, of which $0 and $27, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,310 for the year ended December 31, 2011.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

13

REAL ESTATE INVESTMENT PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2011 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$87,543,845		$90,752,440
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$74,234,427

Gross unrealized appreciation	10,835,107
Gross unrealized depreciation	(2,410,205)

Net unrealized appreciation	$8,424,902

1. Derivative Financial Instruments

The Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets.

The Portfolio did not engage in derivatives transactions for the year ended December 31, 2011.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all securities loans will be collateralized continually by cash. The Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Portfolio to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not have the right to vote any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AllianceBernstein Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Fund’s Board of Directors. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At December 31, 2011, the Portfolio had securities on loan with a value of $5,246,164 and had received cash collateral which has been invested into AllianceBernstein Exchange Reserves of $5,384,876. The cash

14

AllianceBernstein Variable Products Series Fund

collateral will be adjusted on the next business day after period end to maintain the required collateral amount. The Portfolio earned securities lending income of $1,501 and $880 from the borrowers and AllianceBernstein Exchange Reserves, respectively, for the year ended December 31, 2011; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Portfolio’s transactions in shares of AllianceBernstein Exchange Reserves for the year ended December 31, 2011 is as follows:

Market Value December 31, 2010 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value December 31, 2011 (000)	Dividend Income (000)
$ –0–	$13,853	$8,468	$5,385	$1

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010
Class A
Shares sold	508,434	3,637,050	$5,874,945	$37,579,037
Shares issued in reinvestment of dividends and distributions	663,422	67,960	7,914,630	763,869
Shares redeemed	(1,254,474)	(2,145,189)	(14,772,917)	(23,776,629)

Net increase (decrease)	(82,618)	1,559,821	$(983,342)	$14,566,277

Class B
Shares sold	195,142	148,955	$2,318,319	$1,593,828
Shares issued in reinvestment of dividends and distributions	146,619	14,834	1,756,498	167,325
Shares redeemed	(377,447)	(255,766)	(4,415,242)	(2,775,877)

Net decrease	(35,686)	(91,977)	$(340,425)	$(1,014,724)

NOTE G: Risks Involved in Investing in the Portfolio

Concentration of Risk—Although the Portfolio does not invest directly in real estate, it invests primarily in real estate equity securities and has a policy of concentration of its investments in the real estate industry. Therefore, an investment in the Portfolio is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. To the extent that assets underlying the Portfolio’s investments are concentrated geographically, by property type or in certain other respects, the Portfolio may be subject to additional risks.

In addition, investing in Real Estate Investment Trusts (“REITs”) involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act. REITs (especially mortgage REITs) also are subject to interest rate risks.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for

15

REAL ESTATE INVESTMENT PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2011.

NOTE I: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2011 and December 31, 2010 were as follows:

	2011	2010
Distributions paid from:
Ordinary income	$1,768,593	$931,194
Net long-term capital gains	7,902,535	–0	–

Total taxable distributions paid	$9,671,128	$931,194

As of December 31, 2011 , the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$2,096,729
Undistributed capital gains	8,437,330
Unrealized appreciation/(depreciation)	8,424,821	(a)

Total accumulated earnings/(deficit)	$18,958,880

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation. As of December 31, 2011, the Portfolio did not have any capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to foreign currency reclassifications resulted in a net decrease in undistributed net investment income and a net increase in accumulated net realized gain on investment and foreign currency transactions. These reclassifications had no effect on net assets.

NOTE J: Recent Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to develop common requirements for measuring fair value and for disclosing information about fair value measurements in U.S. GAAP and International Financial Reporting Standards (“IFRS”). The amendments are intended to improve the comparability of fair value measurements presented and disclosed in the financial statements prepared in accordance with U.S. GAAP and IFRS. The ASU is effective during interim or annual periods beginning after December 15, 2011. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

In December 2011, the FASB issued an ASU related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other

16

AllianceBernstein Variable Products Series Fund

financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE K: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

17

REAL ESTATE INVESTMENT PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Year Ended December 31,
	2011	2010		2009	2008	2007
Net asset value, beginning of period	$12.02	$9.64		$7.86	$16.23	$22.83

Income From Investment Operations
Net investment income (a)	.11	.23		.19	.26	.22
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.02	2.30		1.98	(4.38)	(2.91)

Net increase (decrease) in net asset value from operations	1.13	2.53		2.17	(4.12)	(2.69)

Less: Dividends and Distributions
Dividends from net investment income	(.18)	(.15)		(.23)	(.26)	(.30)
Distributions from net realized gain on investment transactions	(1.39)	–0	–	(.16)	(3.99)	(3.61)

Total dividends and distributions	(1.57)	(.15)		(.39)	(4.25)	(3.91)

Net asset value, end of period	$11.58	$12.02		$9.64	$7.86	$16.23

Total Return
Total investment return based on net asset value (b)	9.03%*	26.34%		29.46%	(35.68)%	(14.53)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$63,093	$66,493		$38,317	$24,082	$50,015
Ratio to average net assets of:
Expenses	.88%	.87	%(c)	1.25%	1.01%	.85%
Net investment income	.91%	2.15	%(c)	2.50%	2.13%	1.09%
Portfolio turnover rate	114%	132%		94%	46%	51%

See footnote summary on page 19.

18

AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Year Ended December 31,
	2011	2010		2009	2008	2007
Net asset value, beginning of period	$12.05	$9.67		$7.86	$16.20	$22.80

Income From Investment Operations
Net investment income (a)	.08	.20		.20	.22	.16
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.02	2.31		1.97	(4.37)	(2.90)

Net increase (decrease) in net asset value from operations	1.10	2.51		2.17	(4.15)	(2.74)

Less: Dividends and Distributions
Dividends from net investment income	(.15)	(.13)		(.20)	(.20)	(.25)
Distributions from net realized gain on investment transactions	(1.39)	–0	–	(.16)	(3.99)	(3.61)

Total dividends and distributions	(1.54)	(.13)		(.36)	(4.19)	(3.86)

Net asset value, end of period	$11.61	$12.05		$9.67	$7.86	$16.20

Total Return
Total investment return based on net asset value (b)	8.75%*	26.05%		29.22%	(35.82)%	(14.76)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$13,536	$14,479		$12,517	$11,104	$22,281
Ratio to average net assets of:
Expenses	1.13%	1.13	%(c)	1.53%	1.26%	1.10%
Net investment income	.64%	1.89	%(c)	2.67%	1.83%	.80%
Portfolio turnover rate	114%	132%		94%	46%	51%

(a)	Based on average shares outstanding.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(c)	The ratio includes expenses attributable to costs of proxy solicitation.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from the class action settlements, which enhanced the Portfolio’s performance for the year ended December 31, 2011 by 0.06%.

See notes to financial statements.

19

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	AllianceBernstein Variable Products Series Fund

To the Board of Directors of

AllianceBernstein Variable Products Series Fund, Inc.

and Shareholders of AllianceBernstein Real Estate Investment Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein Real Estate Investment Portfolio (one of the portfolios constituting the AllianceBernstein Variable Products Series Fund, Inc.) (the “Portfolio”) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Real Estate Investment Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 14, 2012

20

TAX INFORMATION (unaudited)	AllianceBernstein Variable Products Series Fund

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended December 31, 2011. For corporate shareholders, 16.25% of dividends paid qualify for the dividends received deduction.

21

REAL ESTATE INVESTMENT
PORTFOLIO	AllianceBernstein Variable Products Series Fund

BOARD OF DIRECTORS
William H. Foulk, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) D. James Guzy(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Marshall C. Turner, Jr.(1) Earl D. Weiner(1)

OFFICERS
Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Teresa Marziano(2), Vice President Diane Won(2), Vice President	Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller

CUSTODIAN AND ACCOUNTING AGENT	LEGAL COUNSEL
State Street Bank and Trust Company	Seward & Kissel LLP
One Lincoln Street	One Battery Park Plaza
Boston, MA 02111	New York, NY 10004

DISTRIBUTOR	TRANSFER AGENT
AllianceBernstein Investments, Inc.	AllianceBernstein Investor Services, Inc.
1345 Avenue of the Americas	P.O. Box 786003
New York, NY 10105	San Antonio, TX 78278-6003
Toll-Free 1-(800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
5 Times Square
New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Portfolio’s portfolio are made by the Global REIT Senior Investment Management Team. Mses. Teresa Marziano and Diane Won are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

22

REAL ESTATE INVESTMENT
PORTFOLIO	AllianceBernstein Variable Products Series Fund

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS* AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
INTERESTED DIRECTOR

Robert M. Keith, # 1345 Avenue of the Americas New York, New York 10105 51 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	102	None

DISINTERESTED DIRECTORS

William H. Foulk, Jr., ##, ### Chairman of the Board 79 (1990)	Investment Adviser and an Independent Consultant since prior to 2007. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983 and has been Chairman of the AllianceBernstein Funds and of the Independent Directors Committee of such Funds since 2003. He is also active in a number of mutual fund related organizations and committees.	102	None

John H. Dobkin, ## 70 (1992)	Independent Consultant since prior to 2007. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002; Senior Advisor from June 1999–June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989–May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001–2008.	102	None

23

REAL ESTATE INVESTMENT PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AllianceBernstein Variable Products Series Fund

NAME, ADDRESS* AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)

Michael J. Downey, ## 68 (2005)	Private Investor since prior to 2007. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director of two other registered investment companies (and Chairman of one of them).	102	Asia Pacific Fund, Inc. and The Merger Fund since prior to 2007, and Prospect Acquisition Corp. (financial services) from 2007 until 2009

D. James Guzy, ## 75 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2007. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	102	Cirrus Logic Corporation (semi-conductors) and PLX Technology (semi-conductors) since prior to 2007 and Intel Corporation (semi-conductors) since prior to 2007 until 2008

Nancy P. Jacklin, ## 63 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	102	None

Garry L. Moody, ## 59 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995–2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993–1995); and Partner, Ernst & Young LLP (1975–1993), where he served as the National Director of Mutual Fund Tax Services. He is also a member of the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committee, of most of the AllianceBernstein Funds since 2008.	102	None

24

AllianceBernstein Variable Products Series Fund

NAME, ADDRESS* AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)

Marshall C. Turner, Jr., ## 70 (2005)	Private Investor since prior to 2007. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003–2005, and President and CEO, 2005–2006, after the company was acquired and renamed Toppan Photomasks, Inc. He has extensive experience in venture capital investing including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of a number of education and science-related non-profit organizations. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1992.	102	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since prior to 2007

Earl D. Weiner, ## 72 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of most of the Funds.	102	None

*	The address for the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund as defined in the “1940 Act”, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

###	Member of the Fair Value Pricing Committee.

25

REAL ESTATE INVESTMENT PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AllianceBernstein Variable Products Series Fund

Officer Information

Certain information concerning the Portfolio’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 51	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 66	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Teresa Marziano 57	Vice President	Senior Vice President of the Adviser**, with which she has been associated since prior to 2007.

Diane Won 40	Vice President	Senior Vice President of the Adviser**, with which she has been associated since prior to 2007.

Emilie D. Wrapp 56	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2007.

Joseph J. Mantineo 52	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2007.

Phyllis J. Clarke 51	Controller	Vice President of ABIS**, with which she has been associated since prior to 2007.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

26

REAL ESTATE INVESTMENT PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein Real Estate Investment Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arms length bargaining.” Jones v. Harris Associates L.P., (No. 08-586), 130 U.S. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arms-length bargaining as the benchmark for reviewing challenged fees.”

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 03/31/11 ($MIL)	Portfolio
Value	55 bp on first $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	$79.0	Real Estate Investment Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $73,999 (0.11% of the Portfolio’s average daily net assets) for such services.

1	It should be noted that the information in the fee summary was completed on April 21, 2011 and discussed with the Board of Directors on May 3-5, 2011.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

27

REAL ESTATE INVESTMENT PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

Set forth below are the Portfolio’s total expense ratios for the most recently completed fiscal year:

Portfolio	Total Expense Ratio	Fiscal Year
Real Estate Investment Portfolio	Class A 0.87%	December 31
Class B 1.13%

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund, since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. In recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts that have a substantially similar investment style as the Portfolio.3 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on March 31, 2011 net assets:4

Portfolio	Net Assets 03/31/11 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Real Estate Investment Portfolio	$79.0	U.S. REIT Strategy Schedule 70 bp on first $25m 60 bp on next $25m 50 on the balance Minimum account size $25m	0.595%	0.550%

The Adviser also manages AllianceBernstein Global Real Estate Investment Fund, Inc. (“Global Real Estate Investment Fund, Inc.), a retail mutual fund, which has a substantially somewhat investment style as the Portfolio. Set forth below are

3	It should be noted that the Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

4	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

28

AllianceBernstein Variable Products Series Fund

the fee schedule of Global Real Estate Investment Fund, Inc.5 and what would have been the effective advisory fee of the Portfolio had the fee schedule of the retail mutual fund been applicable to the Portfolio:6

Portfolio	AllianceBernstein Mutual Fund	Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Real Estate Investment Portfolio	Global Real Estate Investment Fund, Inc.	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	0.550%	0.550%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following fees for the Luxembourg fund that has a somewhat similar investment style as the Portfolio.7

Fund	Fee[8]
Global Real Estate Securities Portfolio
Class A	1.75%
Class I (Institutional)	0.95%

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Portfolio.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.9 Lipper’s analysis included the Portfolio’s ranking with respect to the contractual management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”) at the approximate current asset level of the Portfolio.10

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee[11]	Lipper Exp. Group Median (%)	Rank
Real Estate Investment Portfolio	0.550	0.800	1/13

5	It should be noted that the Portfolio’s investment guidelines are more restrictive than that of AllianceBernstein Global Real Estate Investment Fund, Inc. The Portfolio primarily invests in equity securities of U.S. real estate investment trusts (“REITS”) and other U.S. real estate industry companies, in contrast to the AllianceBernstein Global Real Estate Investment Fund, Inc., which may invest in equities of non-U.S. REITS and other non-U.S. real estate industry companies.

6	It should be noted that the AllianceBernstein Mutual Fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the AllianceBernstein Mutual Fund.

7	It should be noted that the Portfolio’s investment guidelines are more restrictive than that of the Luxembourg fund. The Portfolio primarily invests in equity securities of U.S. real estate investment trusts (“REITS”) and other U.S. real estate industry companies, in contrast to the Luxembourg fund, which may invest in equities of non-U.S. REITS and other non-U.S. real estate industry companies.

8	It should be noted that Class A shares of the funds are charged an “all-in” fee, which covers investment advisory services and distribution related services, unlike Class I shares, whose fee is for only investment advisory services.

9	It should be noted that the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arms length.” Jones v. Harris at 1429.

10	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

11	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services.

29

REAL ESTATE INVESTMENT PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

Lipper also analyzed the Portfolio’s most recently completed fiscal year total expense ratio in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU12 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.

Portfolio	Expense Ratio (%)[13]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Real Estate Investment Portfolio	0.871	0.888	5/13	0.888	9/21

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio increased during calendar year 2010, relative to 2009.14

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2010, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, received $34,124 in Rule 12b-1 fees.

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection with Class B shares. During the fiscal year ended December 31, 2010, the Adviser determined that it made payments in the amount of $52,496 on behalf of the Portfolio to ABI.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year.

12	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

13	Most recently completed fiscal year end Class A total expense ratio.

14	It should be noted that at the August 2, 2011 meeting, the Adviser presented to the Board revised profitability figures with the respect to the Portfolio.

30

AllianceBernstein Variable Products Series Fund

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of $1,385 from the Portfolio.15

The Portfolio effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted in the future with the Portfolio would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolio. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

Although it is clear that economies of scale may have been shared through the existence of breakpoints in the investment advisory fee schedule, it should be noted that sufficient data does not exist to evaluate the extent to which economies of scale or scope are being shared with the AllianceBernstein Mutual Funds’ shareholders. The Adviser has indicated that economies of scale are being shared with shareholders through fee structures, subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

In February 2008, an independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli16 study on advisory fees and various fund characteristics.17 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.18 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $477 billion as of March 31, 2011, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

15	The Fund (which includes the Portfolio and other Portfolios of the Fund) paid ABIS a flat fee of $18,000 in 2010.

16	The Deli study was originally published in 2002 based on 1997 data.

17	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arms length. See Jones V. Harris at 1429.

18	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

31

REAL ESTATE INVESTMENT PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance rankings of the Portfolio19 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)20 for the periods ended February 28, 2011.21

	Portfolio Return	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	35.10	36.67	35.10	8/13	11/21
3 year	6.09	5.17	3.19	3/12	4/20
5 year	3.55	2.79	2.78	4/11	5/19
10 year	12.23	10.76	11.09	1/7	1/11

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)22 versus its benchmarks.23 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.24

	Periods Ending February 28, 2011 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Real Estate Investment Portfolio	35.10	6.09	3.55	12.23	9.83	24.12	0.51	10
FTSE NAREIT Equity REIT Index[25]	39.54	3.80	2.97	11.78	9.48	24.94	0.49	10
S&P 500 Stock Index	22.58	1.05	2.87	2.62	5.90	16.04	0.10	10
Inception Date: January 9, 1997

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: May 24, 2011

19	The performance rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns of the Portfolio shown were provided by Lipper.

20	The Portfolio’s PG and PU are identical to the Portfolio’s respective EG and EU.

21	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

22	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

23	The Adviser provided Portfolio and benchmark performance return information for periods through February 28, 2011.

24	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be regarded as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be regarded as better performing than a portfolio with a lower Sharpe Ratio.

25	Benchmark since inception date is the nearest month end after the Portfolio’s inception date.

32

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Small Cap Growth Portfolio

December 31, 2011

Annual Report

ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

SMALL CAP GROWTH PORTFOLIO	AllianceBernstein Variable Products Series Fund

LETTER TO INVESTORS

February 10, 2012

The following is an update of AllianceBernstein Variable Products Series Fund—AllianceBernstein Small Cap Growth Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2011.

INVESTMENT OBJECTIVES AND POLICIES

The Portfolio’s investment objective is long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities with relatively smaller capitalizations as compared to the overall U.S. market. Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of smaller companies. For these purposes, “smaller companies” are those that, at the time of investment, fall within the lowest 20% of the total U.S. equity market. Because the Portfolio’s definition of smaller companies is dynamic, the limits on market capitalization will change with the markets.

The Portfolio may invest in any company and industry and in any type of equity security with potential for capital appreciation. It invests in well-known and established companies and in new and less-seasoned companies. The Portfolio’s investment policies emphasize investments in companies that are demonstrating improving financial results and a favorable earnings outlook. The Portfolio may invest in foreign securities. Normally, the Portfolio invests in about 95-125 companies.

The Portfolio invests primarily in equity securities but may also invest in other types of securities, such as preferred stocks. The Portfolio may also invest in reverse repurchase agreements and up to 20% of its total assets in rights or warrants.

INVESTMENT RESULTS

The table on page 3 shows the Portfolio’s performance compared to its benchmark, the Russell 2000 Growth Index, for the one-, five- and 10-year periods ended December 31, 2011.

The Portfolio gained in absolute returns and was ahead of its benchmark for the annual period ended December 31, 2011. The outperformance was driven by the Portfolio’s preference for companies with superior earnings growth, favorable earnings revisions and positive earnings surprise, which were rewarded in 2011. Stock selection was strong and contributed positively to performance in every sector except for financials, where the Portfolio was underweight.

The Portfolio did not utilize leverage or derivatives during the annual period.

MARKET REVIEW AND INVESTMENT STRATEGY

Macro-driven volatility again drove equity returns in 2011. U.S. small-cap growth stocks began the year with continued momentum from the fourth quarter of 2010. The first-half gains in 2011 were followed by a plunge in equity prices in the third quarter, as the U.S. budget ceiling debate loomed large and fears grew that the worsening European sovereign debt crisis would spread beyond the periphery. Buoyed by better-than-expected U.S. economic data and tentative hopes that the euro-area crisis could be contained, small cap growth stocks rebounded strongly during the fourth quarter. However, the year-end rally was not enough to offset losses in the third quarter and small-cap growth stocks ended the year modestly down. Reflecting heightened risk aversion during 2011, within the small-cap growth universe, cyclical sectors such as industrials and energy were the worst performers, while more defensive sectors such as healthcare and consumer/commercial services outperformed. Unlike their larger-cap counterparts, financials within the small-cap growth universe also outperformed.

The Small Cap Growth Investment Team (the “Team”) continues to build the Portfolio from the bottom up with company-focused fundamental research. As such, sector allocations which result from stock selection decisions remain muted compared to the benchmark. At the end of 2011, the largest overweights were in the consumer/commercial services and industrial sectors, while the largest underweights were in the financial and technology sectors. Consistent with the Team’s disciplined investment approach, the Portfolio continues to emphasize the growth attributes it seeks to deliver strong returns. The Portfolio offers more prospective superior earnings revisions and positive earnings surprise compared to the benchmark. Importantly, given the market backdrop of the past several years—one defined by high stock return correlations and limited fundamental differentiation—these growth attributes continue to trade at historically attractive relative valuations. This attractive combination should prove favorable for the Team’s approach as investors ultimately reward the strongest fundamental performers the premium they have historically commanded.

1

SMALL CAP GROWTH PORTFOLIO
HISTORICAL PERFORMANCE	AllianceBernstein Variable Products Series Fund

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month-end.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For a free copy of the Portfolio’s prospectus, which contains this and other information, call your financial advisor or 800.984.7654. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio’s quoted performance would be lower. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Russell 2000® Growth Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 2000 Growth Index represents the performance of 2,000 small-cap growth companies within the U.S. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The market values of the portfolio’s holdings rise and fall from day to day, so investments may lose value.

Capitalization Size Risk (Small/Mid): Small- and mid-cap stocks are often more volatile than large-cap stocks—smaller companies generally face higher risks due to their limited product lines, markets and financial resources.

Foreign (Non-U.S.) Risk: Non-U.S. securities may be more volatile because of political, regulatory, market and economic uncertainties associated with such securities. Fluctuations in currency exchange rates may negatively affect the value of the investment or reduce returns. These risks are magnified in emerging or developing markets.

These risks are fully discussed in the Variable Products prospectus.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

(Historical Performance continued on next page)

2

SMALL CAP GROWTH PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)	AllianceBernstein Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARK	NAV Returns
PERIODS ENDED DECEMBER 31, 2011	1 Year	5 Years*	10 Years*
AllianceBernstein Small Cap Growth Portfolio Class A**	4.46%	4.72%	5.49%
AllianceBernstein Small Cap Growth Portfolio Class B**	4.20%	4.45%	5.23%
Russell 2000 Growth Index	-2.91%	2.09%	4.48%

*    Average annual returns.

**Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the annual period ended December 31, 2011 by 0.09%.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.37% and 1.62% for Class A and Class B, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO CLASS A

GROWTH OF A $10,000 INVESTMENT

12/31/01 – 12/31/11

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Small Cap Growth Portfolio Class A shares (from 12/31/01 to 12/31/11) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on previous page.

3

SMALL CAP GROWTH PORTFOLIO
FUND EXPENSES (unaudited)	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$921.30	$5.81	1.20%
Hypothetical (5% return before expenses)	$1,000	$1,019.16	$6.11	1.20%

Class B
Actual	$1,000	$920.20	$7.02	1.45%
Hypothetical (5% return before expenses)	$1,000	$1,017.90	$7.38	1.45%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

4

SMALL CAP GROWTH PORTFOLIO
TEN LARGEST HOLDINGS*
December 31, 2011 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
CoStar Group, Inc.	$1,070,749	1.8%
Select Comfort Corp.	1,043,289	1.8
Kirby Corp.	1,013,475	1.7
Life Time Fitness, Inc.	1,006,528	1.7
DealerTrack Holdings, Inc.	976,480	1.7
HMS Holdings Corp.	962,598	1.6
Hibbett Sports, Inc.	928,449	1.6
Centene Corp.	916,905	1.6
United Rentals, Inc.	911,618	1.5
Aspen Technology, Inc.	902,269	1.5

	$9,732,360	16.5%

SECTOR DIVERSIFICATION**

December 31, 2011 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Industrials	$14,664,328	24.3%
Information Technology	12,364,441	20.5
Healthcare	12,060,615	20.0
Consumer Discretionary	10,095,319	16.7
Energy	4,705,710	7.8
Financials	2,643,148	4.4
Materials	1,027,904	1.7
Consumer Staples	522,441	0.9
Short-Term Investments	2,214,368	3.7

Total Investments	$60,298,274	100.0%

*	Long-term investments.

**	The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

5

SMALL CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2011	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–98.4%

INDUSTRIALS–24.8%
AEROSPACE & DEFENSE–2.0%
Hexcel Corp.(a)	35,380	$856,550
Keyw Holding Corp. (The)(a)	45,783	338,794

		1,195,344

AIR FREIGHT & LOGISTICS–0.6%
Atlas Air Worldwide Holdings, Inc.(a)	9,037	347,292

BUILDING PRODUCTS–1.1%
Simpson Manufacturing Co., Inc.	19,990	672,863

COMMERCIAL SERVICES & SUPPLIES–0.9%
Interface, Inc.	46,220	533,379

CONSTRUCTION & ENGINEERING–1.1%
Dycom Industries, Inc.(a)	32,160	672,787

ELECTRICAL EQUIPMENT–2.0%
AMETEK, Inc.	15,890	668,969
Thermon Group Holdings, Inc.(a)	27,568	485,748

		1,154,717

MACHINERY–8.5%
Actuant Corp.–Class A	27,960	634,412
Chart Industries, Inc.(a)	2,050	110,843
Gardner Denver, Inc.	2,600	200,356
IDEX Corp.	19,905	738,675
Lincoln Electric Holdings, Inc.	20,170	789,050
Middleby Corp.(a)	7,940	746,678
RBC Bearings, Inc.(a)	16,690	695,973
Robbins & Myers, Inc.	9,749	473,314
Valmont Industries, Inc.	7,191	652,871

		5,042,172

MARINE–1.7%
Kirby Corp.(a)	15,393	1,013,475

PROFESSIONAL SERVICES–4.1%
CoStar Group, Inc.(a)	16,046	1,070,749
RPX Corp.(a)	37,929	479,802
TrueBlue, Inc.(a)	60,878	844,987

		2,395,538

ROAD & RAIL–1.2%
Genesee & Wyoming, Inc.–Class A(a)	11,970	725,143

TRADING COMPANIES & DISTRIBUTORS–1.6%
United Rentals, Inc.(a)(b)	30,850	911,618

		14,664,328

INFORMATION TECHNOLOGY–21.0%
COMMUNICATIONS EQUIPMENT–1.9%
ADTRAN, Inc.	19,525	$588,874
Netgear, Inc.(a)	15,975	536,281

		1,125,155

INTERNET SOFTWARE & SERVICES–1.7%
DealerTrack Holdings, Inc.(a)	35,821	976,480

IT SERVICES–1.7%
ServiceSource International, Inc.(a)(b)	54,709	858,384
VeriFone Systems, Inc.(a)	4,499	159,805

		1,018,189

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–6.5%
Entegris, Inc.(a)	62,507	545,373
Fairchild Semiconductor International, Inc.(a)	50,548	608,598
Hittite Microwave Corp.(a)	10,360	511,577
International Rectifier Corp.(a)	20,423	396,615
Magnachip Semiconductor Corp.(a)	34,784	260,184
Mellanox Technologies Ltd.(a)	24,770	804,777
Teradyne, Inc.(a)	49,490	674,549

		3,801,673

SOFTWARE–9.2%
Aspen Technology, Inc.(a)	52,004	902,269
Cadence Design Systems, Inc.(a)	83,890	872,456
Fortinet, Inc.(a)	21,373	466,145
Informatica Corp.(a)	5,270	194,621
Jive Software, Inc.(a)	25,125	402,000
MICROS Systems, Inc.(a)	12,950	603,211
QLIK Technologies, Inc.(a)	18,784	454,573
SolarWinds, Inc.(a)	22,720	635,024
Taleo Corp.(a)	13,089	506,414
TIBCO Software, Inc.(a)	16,990	406,231

		5,442,944

		12,364,441

HEALTH CARE–20.4%
BIOTECHNOLOGY–5.1%
Achillion Pharmaceuticals, Inc.(a)(b)	28,830	219,685
Amarin Corp. PLC (ADR)(a)	53,590	401,389
Ardea Biosciences, Inc.(a)	6,720	112,963
Ariad Pharmaceuticals, Inc.(a)	37,260	456,435
Arqule, Inc.(a)	41,877	236,186
AVEO Pharmaceuticals, Inc.(a)	18,890	324,908
Cepheid, Inc.(a)	18,002	619,449
InterMune, Inc.(a)	10,345	130,347
Ironwood Pharmaceuticals, Inc.(a)	20,127	240,920
Pharmacyclics, Inc.(a)	17,320	256,682

		2,998,964

6

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

HEALTH CARE EQUIPMENT & SUPPLIES–3.6%
NxStage Medical, Inc.(a)	30,582	$543,748
Sirona Dental Systems, Inc.(a)	10,035	441,941
Volcano Corp.(a)	19,300	459,147
Zoll Medical Corp.(a)	11,115	702,246

		2,147,082

HEALTH CARE PROVIDERS & SERVICES–9.4%
AMERIGROUP Corp.(a)	13,230	781,628
Catalyst Health Solutions, Inc.(a)	15,210	790,920
Centene Corp.(a)	23,160	916,905
Healthspring, Inc.(a)	12,378	675,096
HMS Holdings Corp.(a)	30,100	962,598
IPC The Hospitalist Co., Inc.(a)	13,810	631,393
Mednax, Inc.(a)	10,997	791,894

		5,550,434

HEALTH CARE TECHNOLOGY–1.0%
SXC Health Solutions Corp.(a)	10,321	582,930

PHARMACEUTICALS–1.3%
Akorn, Inc.(a)	30,406	338,115
MAP Pharmaceuticals, Inc.(a)	20,060	264,190
Optimer Pharmaceuticals, Inc.(a)(b)	14,616	178,900

		781,205

		12,060,615

CONSUMER DISCRETIONARY–17.1%
DISTRIBUTORS–1.0%
LKQ Corp.(a)	20,000	601,600

DIVERSIFIED CONSUMER SERVICES–0.5%
K12, Inc.(a)	16,350	293,319

HOTELS, RESTAURANTS & LEISURE–4.8%
BJ’s Restaurants, Inc.(a)	13,820	626,322
Life Time Fitness, Inc.(a)	21,530	1,006,528
Orient-Express Hotels Ltd.–Class A(a)	69,340	517,970
Panera Bread Co.–Class A(a)	4,680	661,986

		2,812,806

HOUSEHOLD DURABLES–1.4%
Skullcandy, Inc.(a)(b)	27,646	346,128
Tempur-Pedic International, Inc.(a)	9,220	484,326

		830,454

INTERNET & CATALOG RETAIL–0.3%
HomeAway, Inc.(a)(b)	7,473	173,747

MEDIA–1.6%
National CineMedia, Inc.	43,520	539,648
Pandora Media, Inc.(a)(b)	38,663	387,017

		926,665

SPECIALTY RETAIL–7.5%
Dick’s Sporting Goods, Inc.	21,690	$799,927
Hibbett Sports, Inc.(a)	20,550	928,449
Select Comfort Corp.(a)	48,100	1,043,289
Tractor Supply Co.	7,945	557,342
Ulta Salon Cosmetics & Fragrance, Inc.(a)	7,690	499,235
Zumiez, Inc.(a)(b)	22,640	628,486

		4,456,728

		10,095,319

ENERGY–8.0%
ENERGY EQUIPMENT & SERVICES–4.5%
Complete Production Services, Inc.(a)	23,105	775,404
Dril-Quip, Inc.(a)	8,930	587,773
Oceaneering International, Inc.	15,545	717,091
Oil States International, Inc.(a)	7,731	590,416

		2,670,684

OIL, GAS & CONSUMABLE FUELS–3.5%
Cabot Oil & Gas Corp.	4,790	363,561
Oasis Petroleum, Inc.(a)(b)	19,635	571,182
Resolute Energy Corp.(a)(b)	43,750	472,500
SM Energy Co.	8,588	627,783

		2,035,026

		4,705,710

FINANCIALS–4.5%
CAPITAL MARKETS–2.2%
Affiliated Managers Group, Inc.(a)	7,360	706,192
Stifel Financial Corp.(a)	19,106	612,347

		1,318,539

COMMERCIAL BANKS–2.3%
Iberiabank Corp.	12,259	604,369
Signature Bank/New York NY(a)	12,006	720,240

		1,324,609

		2,643,148

MATERIALS–1.7%
CHEMICALS–1.7%
PolyOne Corp.	29,870	344,998
Solutia, Inc.(a)	39,520	682,906

		1,027,904

CONSUMER STAPLES–0.9%
FOOD & STAPLES RETAILING–0.9%
Chefs’ Warehouse, Inc. (The)(a)	29,252	522,441

Total Common Stocks (cost $50,065,562)		$58,083,906

7

SMALL CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Principal Amount (000)	U.S. $ Value

SHORT-TERM INVESTMENTS–3.7%
TIME DEPOSIT–3.7%
State Street Time Deposit 0.01%, 1/03/12 (cost $2,214,368)	$2,214	$2,214,368

Total Investments Before Security Lending Collateral for Securities Loaned–102.1% (cost $52,279,930)		60,298,274

	Shares
INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–5.3%
INVESTMENT COMPANIES–5.3%
AllianceBernstein Exchange Reserves–Class I, 0.14%(c) (cost $3,131,540)	3,131,540	3,131,540

TOTAL INVESTMENTS–107.4% (cost $55,411,470)		63,429,814
Other assets less liabilities–(7.4)%		(4,395,782)

NET ASSETS–100.0%		$59,034,032

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR—American Depositary Receipt

See notes to financial statements.

8

SMALL CAP GROWTH PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
December 31, 2011	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $52,279,930)	$60,298,274	(a)
Affiliated issuers (cost $3,131,540—including investment of cash collateral for securities loaned of $3,131,540)	3,131,540
Receivable for investment securities sold	179,884
Receivable for capital stock sold	100,480
Interest and dividends receivable	25,438
Other assets	11,069

Total assets	63,746,685

LIABILITIES
Payable for collateral received on securities loaned	2,813,221
Payable for investment securities purchased	1,320,336
Collateral due to Securities Lending Agent	318,319
Payable for capital stock redeemed	123,265
Advisory fee payable	36,290
Administrative fee payable	17,203
Distribution fee payable	5,985
Transfer Agent fee payable	211
Accrued expenses	77,823

Total liabilities	4,712,653

NET ASSETS	$59,034,032

COMPOSITION OF NET ASSETS
Capital stock, at par	$3,505
Additional paid-in capital	50,084,651
Accumulated net investment loss	(39,499)
Accumulated net realized gain on investment transactions	967,031
Net unrealized appreciation on investments	8,018,344

	$59,034,032

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$29,368,962	1,718,964	$17.09
B	$29,665,070	1,786,337	$16.61

(a)	Includes securities on loan with a value of $2,725,066 (see Note E).

See notes to financial statements.

9

SMALL CAP GROWTH PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2011	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers	$152,281
Affiliated issuers	823
Interest	128
Securities lending income	40,034

193,266

EXPENSES
Advisory fee (see Note B)	450,810
Distribution fee—Class B	76,454
Transfer agency—Class A	1,340
Transfer agency—Class B	1,386
Custodian	87,844
Administrative	60,013
Printing	36,716
Audit	35,018
Legal	26,830
Directors’ fees	3,817
Miscellaneous	4,245

Total expenses	784,473

Net investment loss	(591,207)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain on investment transactions	10,043,475
Net change in unrealized appreciation/depreciation of investments	(7,045,161)

Net gain on investment transactions	2,998,314

NET INCREASE IN NET ASSETS FROM OPERATIONS	$2,407,107

See notes to financial statements.

10

SMALL CAP GROWTH PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Year Ended December 31, 2011	Year Ended December 31, 2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment loss	$(591,207)	$(460,286)
Net realized gain on investment transactions	10,043,475	6,528,737
Net change in unrealized appreciation/depreciation of investments	(7,045,161)	7,834,069

Net increase in net assets from operations	2,407,107	13,902,520
CAPITAL STOCK TRANSACTIONS
Net increase (decrease)	(1,519,142)	6,571,097

Total increase	887,965	20,473,617
NET ASSETS
Beginning of period	58,146,067	37,672,450

End of period (including accumulated net investment income/(loss) of ($39,499) and $0, respectively)	$59,034,032	$58,146,067

See notes to financial statements.

11

SMALL CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2011	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Small Cap Growth Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers fourteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter market (“OTC”) put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price); open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties, which are approved by the Board of Directors.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement

12

AllianceBernstein Variable Products Series Fund

date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2011:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks*	$58,083,906		$–0	–	$–0	–	$58,083,906
Short-Term Investments	–0	–	2,214,368		–0	–	2,214,368
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	3,131,540		–0	–	–0	–	3,131,540

Total Investments in Securities	61,215,446		2,214,368		–0	–	63,429,814
Other Financial Instruments**	–0	–	–0	–	–0	–	–0	–

Total	$61,215,446		$2,214,368		$–0	–	$63,429,814

*	See Portfolio of Investments for sector classifications.

**	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value. The transfers between levels of the fair value hierarchy assumes the financial instrument was transferred at the beginning of the reporting period.

	Warrants^		Total
Balance as of 12/31/10	$–0	–	$–0	–
Accrued discounts/(premiums)	–0	–	–0	–
Realized gain (loss)	–0	–	–0	–
Change in unrealized appreciation/depreciation	–0	–	–0	–
Purchases	–0	–	–0	–
Sales	–0	–	–0	–
Net transfers in to Level 3	–0	–	–0	–
Net transfers out of Level 3	–0	–	–0	–

Balance as of 12/31/11	$–0	–	$–0	–

Net change in unrealized appreciation/depreciation from Investments held as of 12/31/11*	$–0	–	$–0	–

^	The Portfolio held a warrant with zero market value at the beginning of the period, which expired during the period.

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar.

13

SMALL CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2011, such fee amounted to $60,013.

Brokerage commissions paid on investment transactions for the year ended December 31, 2011 amounted to $119,513, of which $523 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,310 for the year ended December 31, 2011.

14

AllianceBernstein Variable Products Series Fund

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2011 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$54,972,376		$57,753,347
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$56,634,173

Gross unrealized appreciation	10,647,495
Gross unrealized depreciation	(3,851,854)

Net unrealized appreciation	$6,795,641

1. Derivative Financial Instruments

The Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets.

The Portfolio did not engage in derivatives transactions for the year ended December 31, 2011.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all securities loans will be collateralized continually by cash. The Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments for fees of the

15

SMALL CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

securities lending agent and for certain other administrative expenses. It is the policy of the Portfolio to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not have the right to vote any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AllianceBernstein Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Fund’s Board of Directors. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At December 31, 2011, the Portfolio had securities on loan with a value of $2,725,066 and had received cash collateral which has been invested into AllianceBernstein Exchange Reserves of $3,131,540. The cash collateral will be adjusted on the next business day after period end to maintain the required collateral amount. The Portfolio earned securities lending income of $40,034 and $823 from the borrowers and AllianceBernstein Exchange Reserves, respectively, for the year ended December 31, 2011; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Portfolio’s transactions in shares of AllianceBernstein Exchange Reserves for the year ended December 31, 2011 is as follows:

Market Value December 31, 2010 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value December 31, 2011 (000)	Dividend Income (000)
$–0–	$8,571	$5,439	$3,132	$1

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010
Class A
Shares sold	410,931	229,854	$7,025,095	$3,198,966
Shares redeemed	(466,036)	(370,220)	(7,929,210)	(4,881,213)

Net decrease	(55,105)	(140,366)	$(904,115)	$(1,682,247)

Class B
Shares sold	714,890	1,171,263	$12,042,216	$16,036,702
Shares redeemed	(756,058)	(611,325)	(12,657,243)	(7,783,358)

Net increase (decrease)	(41,168)	559,938	$(615,027)	$8,253,344

NOTE G: Risks Involved in Investing in the Portfolio

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involve special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

16

AllianceBernstein Variable Products Series Fund

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2011.

NOTE I: Components of Accumulated Earnings/(Deficit)

As of December 31, 2011, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed capital gains	$2,186,574
Accumulated capital and other losses	(36,340	)(a)
Unrealized appreciation/(depreciation)	6,795,641	(b)

Total accumulated earnings/(deficit)	$8,945,875

(a)	During the fiscal year, the Portfolio utilized $7,770,663 of capital loss carryforwards to offset current year net realized gains. At December 31, 2011, the Portfolio had a qualified late-year loss deferral of $36,340, which is deemed to arise on January 1, 2012.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the tax treatment of passive foreign investment companies (PFICs).

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation. As of December 31, 2011, the Portfolio did not have any capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to the disallowance of a net operating loss and the tax treatment of passive foreign investment companies (PFICs) resulted in a net decrease in accumulated net investment loss, a net decrease in accumulated net realized gain on investment transactions, and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE J: Recent Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to develop common requirements for measuring fair value and for disclosing information about fair value measurements in U.S. GAAP and International Financial Reporting Standards (“IFRS”). The amendments are intended to improve the comparability of fair value measurements presented and disclosed in the financial statements prepared in accordance with U.S. GAAP and IFRS. The ASU is effective during interim or annual periods beginning after December 15, 2011. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

In December 2011, the FASB issued an ASU related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE K: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

17

SMALL CAP GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Year Ended December 31,
	2011		2010		2009		2008	2007
Net asset value, beginning of period	$16.36		$11.95		$8.43		$15.48	$13.57

Income From Investment Operations
Net investment loss (a)	(.15)		(.13)		(.13)		(.13)	(.12)
Net realized and unrealized gain (loss) on investment transactions	.88		4.54		3.65		(6.92)	2.03
Contributions from Adviser	–0	–	–0	–	–0	–	.00 (b)	–0	–

Net increase (decrease) in net asset value from operations	.73		4.41		3.52		(7.05)	1.91

Net asset value, end of period	$17.09		$16.36		$11.95		$8.43	$15.48

Total Return
Total investment return based on net asset value (c)	4.46	%*	36.90	%*	41.76	%*	(45.54)%*	14.08%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$29,369		$29,018		$22,876		$18,003	$39,867
Ratio to average net assets of:
Expenses	1.18%		1.37	%(d)	1.62%		1.32%	1.20%
Net investment loss	(.85)%		(1.00	)%(d)	(1.33)%		(1.02)%	(.81)%
Portfolio turnover rate	92%		95%		106%		129%	88%

See footnote summary on page 19.

18

AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Year Ended December 31,
	2011		2010		2009		2008	2007
Net asset value, beginning of period	$15.94		$11.67		$8.26		$15.19	$13.36

Income From Investment Operations
Net investment loss (a)	(.19)		(.16)		(.15)		(.15)	(.15)
Net realized and unrealized gain (loss) on investment transactions	.86		4.43		3.56		(6.78)	1.98
Contributions from Adviser	–0	–	–0	–	–0	–	.00 (b)	–0	–

Net increase (decrease) in net asset value from operations	.67		4.27		3.41		(6.93)	1.83

Net asset value, end of period	$16.61		$15.94		$11.67		$8.26	$15.19

Total Return
Total investment return based on net asset value (c)	4.20	%*	36.59	%*	41.28	%*	(45.62)%*	13.70%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$29,665		$29,128		$14,796		$11,111	$24,937
Ratio to average net assets of:
Expenses	1.43%		1.62	%(d)	1.87%		1.60%	1.44%
Net investment loss	(1.11)%		(1.23	)%(d)	(1.58)%		(1.29)%	(1.05)%
Portfolio turnover rate	92%		95%		106%		129%	88%

(a)	Based on average shares outstanding.

(b)	Amount is less than $.005.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	The ratio includes expenses attributable to costs of proxy solicitation.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended December 31, 2011, December 31, 2010, December 31, 2009 and December 31, 2008 by 0.09%, 0.05%, 0.28% and 0.40%, respectively.

See notes to financial statements.

19

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	AllianceBernstein Variable Products Series Fund

To the Board of Directors of AllianceBernstein Variable Products Series Fund, Inc. and Shareholders of AllianceBernstein Small Cap Growth Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the AllianceBernstein Small Cap Growth Portfolio (one of the portfolios constituting the AllianceBernstein Variable Products Series Fund, Inc.) (the “Portfolio”) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Small Cap Growth Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 14, 2012

20

SMALL CAP GROWTH PORTFOLIO	AllianceBernstein Variable Products Series Fund

BOARD OF DIRECTORS
William H. Foulk, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) D. James Guzy(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Marshall C. Turner, Jr.(1) Earl D. Weiner(1)

OFFICERS
Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Bruce K. Aronow(2), Vice President N. Kumar Kirpalani(2), Vice President Samantha S. Lau(2), Vice President	Wen-Tse Tseng(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller

CUSTODIAN AND ACCOUNTING AGENT	LEGAL COUNSEL
State Street Bank and Trust Company One Lincoln Street Boston, MA 02111	Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

DISTRIBUTOR	TRANSFER AGENT
AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free 1-(800) 221-5672

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The management of, and investment decisions for, the Portfolio’s portfolio are made by the Adviser’s Small Cap Growth Investment Team. Mr. Bruce K. Aronow, Mr. N. Kumar Kirpalani, Ms. Samantha S. Lau and Mr. Wen-Tse Tseng, members of the Adviser’s Small Cap Growth Investment Team, are primarily responsible for the day-to-day management of the Portfolio’s portfolio.

21

SMALL CAP GROWTH PORTFOLIO	AllianceBernstein Variable Products Series Fund

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS

INTERESTED DIRECTOR

Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 51 (2010)	Senior Vice President of Alliance Bernstein L.P. (the “Adviser”) and head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	102	None

DISINTERESTED DIRECTORS

William H. Foulk, Jr., ##, ### Chairman of the Board 79 (1990)	Investment Adviser and an Independent Consultant since prior to 2007. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983 and has been Chairman of the AllianceBernstein Funds and of the Independent Directors Committee of such Funds
	since 2003. He is also active in a number of mutual fund related organizations and committees.	102	None

John H. Dobkin, ## 70 (1992)	Independent Consultant since prior to 2007. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002, Senior Advisor from June 1999–June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989–May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001–2008.	102	None

22

AllianceBernstein Variable Products Series Fund

NAME, ADDRESS*, AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)

Michael J. Downey, ## 68 (2005)	Private Investor since prior to 2007. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director of two other registered investment companies (and Chairman of one of them).	102	Asia Pacific Fund, Inc. and The Merger Fund since prior to 2007 and Prospect Acquisition Corp. (financial services) from 2007 until 2009

D. James Guzy, ## 75 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2007. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008 and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	102	Cirrus Logic Corporation (semi-conductors) and PLX Technology (semi-conductors) since prior to 2007 and Intel Corporation (semi-conductors) since prior to 2007 until 2008

Nancy P. Jacklin, ## 63 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002–
	May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	102	None

Garry L. Moody, ## 59 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP, (1995–2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993–1995); and Partner, Ernst & Young LLP (1975–1993), where he served as the National Director of Mutual Fund Tax Services. He is also a member of the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committee, of most of the AllianceBernstein Funds since 2008.	102	None

23

SMALL CAP GROWTH PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AllianceBernstein Variable Products Series Fund

NAME, ADDRESS*, AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)

Marshall C. Turner, Jr.,## 70 (2005)	Private Investor since prior to 2007. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003–2005, and President and CEO, 2005–2006, after the company was acquired and renamed Toppan Photomasks, Inc. He has extensive experience in venture capital investing including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of a number of education and science-related non-profit organizations. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1992.	102	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since prior to 2007

Earl D. Weiner, ## 72 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of most of the Funds.	102	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

###	Member of the Fair Value Pricing Committee.

24

AllianceBernstein Variable Products Series Fund

Officer Information

Certain information concerning the Portfolio’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 51	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 66	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Bruce K. Aronow 45	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2007.

N. Kumar Kirpalani 58	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2007.

Samantha S. Lau 39	Vice President	Senior Vice President of the Adviser**, with which she has been associated since prior to 2007.

Wen-Tse Tseng 46	Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2007.

Emilie D. Wrapp 56	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2007.

Joseph J. Mantineo 52	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2007.

Phyllis J. Clarke 51	Controller	Vice President of ABIS**, with which she has been associated since prior to 2007.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (SAI) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618, or visit www. alliancebernstein.com, for a free prospectus or SAI.

25

SMALL CAP GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein Small Cap Growth Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arms length bargaining.” Jones v. Harris Associates L.P., (No. 08-586), 130 U.S. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arms-length bargaining as the benchmark for reviewing challenged fees.”

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 03/31/11 ($MIL)	Portfolio
Growth	75 bp on first $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	$67.3	Small Cap Growth Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $70,968 (0.17% of the Portfolio’s average daily net assets) for such services.

1	It should be noted that the information in the fee summary was completed on April 21, 2011 and discussed with the Board of Directors on May 3-5, 2011.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

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AllianceBernstein Variable Products Series Fund

Set forth below are the Portfolio’s total expense ratios for the most recently completed fiscal year:

Portfolio	Total Expense Ratio	Fiscal Year
Small Cap Growth Portfolio	Class A 1.37%	December 31
Class B 1.62%

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund, since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. In recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts that have a substantially similar investment style as the Portfolio.3 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on March 31, 2011 net assets:4

Portfolio	Net Assets 03/31/11 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Small Cap Growth Portfolio	$67.3	Small Cap Growth Schedule	0.961%	0.750%
		100 bp on first $50m
		85 bp on the next $50m
		75 bp on the balance
		Minimum account size $25m

The Adviser also manages AllianceBernstein Cap Fund, Inc.–Small Cap Growth Portfolio (“Cap Fund, Inc.–Small Cap Growth Portfolio”), a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below

3	It should be noted that the Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

4	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

27

SMALL CAP GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

are the fee schedules of Cap Fund, Inc.—Small Cap Growth Portfolio and what would have been the effective advisory fee of the Portfolio had the fee schedule of the retail mutual fund been applicable to the Portfolio:5

Portfolio	AllianceBernstein Mutual Fund	Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Small-Cap Growth Portfolio[6]	Cap Fund, Inc.—Small Cap Growth Portfolio	0.75% on first $2.5 billion	0.750%	0.750%
		0.65% on next $2.5 billion
		0.60% on the balance

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families that have an investment style similar to that of the Portfolio. The Adviser charges the fees set forth below for the sub-advisory relationships that have a somewhat similar investment style as the Portfolio. Also shown are the Portfolio’s advisory fee and what would have been the effective advisory fee of the Portfolio had the fee schedules of the sub-advisory relationships been applicable to the Portfolio based on March 31, 2011 net assets.

Fund	Sub-advised Fund	Sub-advised Fund Fee Schedule	Sub-advised Fund Eff. Mgmt. Fee (%)	Portfolio Adv. Fee (%)
Small Cap Growth Portfolio	Client #1[7],8	0.60% on first $1 billion	0.600%	0.750%
		0.55% on next $500 million
		0.50% on next $500 million
		0.45% on next $500 million
		0.40% on the balance

Small Cap Growth Portfolio	Client #2	0.65% on 1st $25 million	0.619%	0.750%
		0.60% on next $75 million
		0.55% on the balance

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolio by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s length bargaining or negotiations.

While it appears that the sub-advisory relationships are paying a lower fee than the Portfolio, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the services provided, risks involved and other competitive factors between the Portfolio and the sub-advisory relationships. There could be various business reasons why an investment adviser would be willing to manage a sub-advisory relationship for a different fee than it would be willing to manage investment company assets.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.9 Lipper’s

5	It should be noted that the AllianceBernstein Mutual Fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the AllianceBernstein Mutual Fund.

6	The advisory fee of AllianceBernstein Cap Fund, Inc.–Small Cap Growth Portfolio is based on the mutual fund’s net assets at the end of each quarter and is paid to the Adviser quarterly, in contrast to the Portfolio, whose advisory fee is based on the Portfolio’s average daily net assets and is paid on a monthly basis.

7	The client is an affiliate of the Adviser.

8	Assets are aggregated with other similar managed accounts of the client for purposes of calculating the investment advisory fee.

9	It should be noted that the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arms length.” Jones v. Harris at 1429.

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AllianceBernstein Variable Products Series Fund

analysis included the Portfolio’s ranking with respect to the contractual management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”) at the approximate current asset level of the Portfolio.10

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee[11]	Lipper Exp. Group Median (%)	Rank
Small Cap Growth Portfolio	0.750	0.900	3/12

Lipper also analyzed the Portfolio’s most recently completed fiscal year total expense ratio in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU12 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.

Portfolio	Expense Ratio (%)[13]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Small Cap Growth Portfolio	1.370	1.030	12/12	0.964	37/37

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio decreased during calendar year 2010, relative to 2009.14

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

10	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

11	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services.

12	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

13	Most recently completed fiscal year end Class A total expense ratio.

14	It should be noted that at the August 2, 2011 meeting, the Adviser presented to the Board revised profitability figures with the respect to the Portfolio. The Portfolio’s 2010 profitability changed from a decrease to an increase relative to 2009’s profitability.

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SMALL CAP GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2010, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, received $44,470 in Rule 12b-1 fees.

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection with Class B shares. During the fiscal year ended December 31, 2010, the Adviser determined that it made payments in the amount of $389,165 on behalf of the Portfolio to ABI.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of $1,385 from the Portfolio.15

The Portfolio effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted in the future with the Portfolio would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolio. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

Although it is clear that economies of scale may have been shared through the existence of breakpoints in the investment advisory fee schedule, it should be noted that sufficient data does not exist to evaluate the extent to which economies of scale or scope are being shared with the AllianceBernstein Mutual Funds’ shareholders. The Adviser has indicated that economies of scale are being shared with shareholders through fee structures, subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

In February 2008, an independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli16 study on advisory fees and various fund characteristics.17 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.18 The

15	The Fund (which includes the Portfolio and other Portfolios of the Fund) paid ABIS a flat fee of $18,000 in 2010.

16	The Deli study was originally published in 2002 based on 1997 data.

17	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arms length. See Jones V. Harris at 1429.

18	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

30

AllianceBernstein Variable Products Series Fund

independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $477 billion as of March 31, 2011, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance rankings of the Portfolio19 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)20 for the periods ended February 28, 2011.21

	Portfolio Return	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	46.51	37.06	35.89	1/12	1/37
3 year	10.82	7.67	8.27	4/11	9/35
5 year	5.44	2.97	4.93	3/11	13/34
10 year	5.95	3.12	5.35	1/9	8/26

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)22 versus its benchmarks.23 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.24

	Periods Ending February 28, 2011 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Small Cap Growth Portfolio	46.51	10.82	5.44	5.95	4.99	22.81	0.27	10
Russell 2000 Growth Index	36.33	7.13	4.56	5.04	5.25	22.66	0.23	10
Inception Date: August 5, 1996

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: May 24, 2011

19	The performance rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns of the Portfolio shown were provided by Lipper.

20	The Portfolio’s PG and PU are identical to the Portfolio’s respective EG and EU.

21	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

22	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

23	The Adviser provided Portfolio and benchmark performance return information for periods through February 28, 2011.

24	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be regarded as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be regarded as better performing than a portfolio with a lower Sharpe Ratio.

31

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Small/Mid Cap Value Portfolio

December 31, 2011

Annual Report

ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

SMALL/MID CAP VALUE PORTFOLIO	AllianceBernstein Variable Products Series Fund

LETTER TO INVESTORS

February 10, 2012

The following is an update of AllianceBernstein Variable Products Series Fund—AllianceBernstein Small/Mid Cap Value Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2011.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities of small- to mid-capitalization U.S. companies, generally representing 60 to 125 companies. Under normal circumstances, the Portfolio invests at least 80% of its net assets in securities of small- to mid-capitalization companies. The Portfolio invests in companies that are determined by AllianceBernstein L.P. (the “Adviser”) to be undervalued, using the Adviser’s Bernstein unit’s fundamental value approach. In selecting securities for the Portfolio’s portfolio, Bernstein uses its fundamental and quantitative research to identify companies whose long-term earnings power is not reflected in the current market price of their securities. The Portfolio may invest in securities issued by non-U.S. companies and enter into forward commitments. The Portfolio may enter into derivatives transactions, such as options, futures, forwards and swap agreements.

INVESTMENT RESULTS

The table on page 3 shows the Portfolio’s performance compared to its benchmark, the Russell 2500 Value Index, in addition to the broad small/mid-cap universe, as measured by the Russell 2500 Index, for the one-, five- and 10-year periods ended December 31, 2011.

The Portfolio declined and underperformed its benchmark and the Russell 2500 Index for the annual period ended December 31, 2011. Stock selection in financials, industrial resource and consumer cyclicals detracted, but was partially offset by positive sector selection in consumer growth, consumer staples and capital equipment.

The Portfolio did not utilize derivatives during the annual period.

MARKET REVIEW AND INVESTMENT STRATEGY

The U.S. equity markets began 2011 amid strong corporate earnings, encouraging economic data and an uptick in mergers. By midyear, investor anxiety started to build on concerns of the European sovereign-debt crisis and the end of the Federal Reserve’s asset-purchasing program, Quantitative Easing 2. The third quarter was plagued by a series of unfavorable events: Standard & Poor’s lowered its credit rating on U.S. government debt, slowing global growth, and continued fears of a European financial meltdown. Most recently, markets reacted more positively to favorable post-Thanksgiving retail sales in the U.S., and the coordinated action of the Federal Reserve, the European Central Bank, and several other central banks to lower the cost of dollar swaps and help ease strains in the financial markets.

The current economic climate has allowed the Small/Mid Cap Value Senior Investment Management Team (the “Team”) to invest in quality companies without sacrificing the Portfolio’s deep-value discipline. As the economy remains unsettled, the Portfolio’s emphasis continues to be at the stock-specific level where the trend is focused on attractively valued companies with solid balance sheets and strong free cash flow.

1

SMALL/MID CAP VALUE PORTFOLIO
HISTORICAL PERFORMANCE	AllianceBernstein Variable Products Series Fund

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month-end.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For a free copy of the Portfolio’s prospectus, which contains this and other information, call your financial advisor or 800.984.7654. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio’s quoted performance would be lower. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

Neither the unmanaged Russell 2500™ Value Index nor the Russell 2500™ Index reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 2500 Value Index represents the performance of 2,500 small- to mid-cap value companies within the U.S. The Russell 2500 Index represents the performance of 2,500 small- to mid-cap cap companies within the U.S. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The market values of the portfolio’s holdings rise and fall from day to day, so investments may lose value.

Foreign (Non-U.S.) Risk: Non-U.S. securities may be more volatile because of political, regulatory, market and economic uncertainties associated with such securities. Fluctuations in currency exchange rates may negatively affect the value of the investment or reduce returns. These risks are magnified in emerging or developing markets.

Derivatives Risk: Investing in derivative instruments such as options, futures, forwards or swaps can be riskier than traditional investments, and may be more volatile, especially in a down market.

Capitalization Size Risk (Small/Mid): Small- and mid-cap stocks are often more volatile than large-cap stocks—smaller companies generally face higher risks due to their limited product lines, markets and financial resources.

These risks are fully discussed in the Variable Products prospectus.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

(Historical Performance continued on next page)

2

SMALL/MID CAP VALUE PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)	AllianceBernstein Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARK	NAV Returns
PERIODS ENDED DECEMBER 31, 2010	1 Year	5 Years*	10 Years*
AllianceBernstein Small/Mid Cap Value Portfolio Class A	-8.39%	1.71%	7.72%
AllianceBernstein Small/Mid Cap Value Portfolio Class B	-8.62%	1.49%	7.49%
Russell 2500 Value Index	-3.36%	-0.58%	7.16%
Russell 2500 Index	-2.51%	1.24%	6.57%
* Average annual returns.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.84% and 1.09% for Class A and Class B, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE PORTFOLIO CLASS A

GROWTH OF A $10,000 INVESTMENT

12/31/01 – 12/31/11

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Small/Mid Cap Value Portfolio Class A shares (from 12/31/01 to 12/31/11) as compared to the performance of the Portfolio’s benchmark and the Russell 2500 Index. The chart assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on previous page.

3

SMALL/MID CAP VALUE PORTFOLIO
FUND EXPENSES (unaudited)	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$881.90	$4.03	0.85%
Hypothetical (5% return before expenses)	$1,000	$1,020.92	$4.33	0.85%

Class B
Actual	$1,000	$880.90	$5.21	1.10%
Hypothetical (5% return before expenses)	$1,000	$1,019.66	$5.60	1.10%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

4

SMALL/MID CAP VALUE PORTFOLIO
TEN LARGEST HOLDINGS*
December 31, 2011 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Constellation Brands, Inc.—Class A	$6,934,475	1.5%
Dean Foods Co.	6,844,096	1.4
Health Net, Inc.	6,444,477	1.4
Aircastle Ltd.	6,397,524	1.3
Tyson Foods, Inc.—Class A	6,299,947	1.3
CMS Energy Corp.	6,195,206	1.3
Avnet, Inc.	6,182,868	1.3
UGI Corp.	6,178,116	1.3
Reliance Steel & Aluminum Co.	6,176,083	1.3
EnerSys	6,170,991	1.3

	$63,823,783	13.4%

SECTOR DIVERSIFICATION**

December 31, 2011 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Financials	$124,784,962	26.3%
Information Technology	79,938,175	16.8
Consumer Discretionary	72,513,341	15.3
Industrials	48,706,346	10.3
Utilities	48,071,842	10.1
Consumer Staples	29,036,890	6.1
Materials	27,866,271	5.9
Energy	22,296,240	4.7
Healthcare	16,940,101	3.6
Short-Term Investments	4,061,647	0.9

Total Investments	$474,215,815	100.0%

*	Long-term investments.

**	The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

5

SMALL/MID CAP VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2011 (unaudited)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–98.8%

FINANCIALS–26.2%
CAPITAL MARKETS–0.5%
Legg Mason, Inc.	104,440	$2,511,782

COMMERCIAL BANKS–8.6%
Associated Banc-Corp	377,690	4,218,797
CapitalSource, Inc.	915,830	6,136,061
Comerica, Inc.	214,220	5,526,876
Hancock Holding Co.	89,550	2,862,914
Huntington Bancshares, Inc./OH	1,069,700	5,872,653
Popular, Inc.(a)	2,493,347	3,465,752
Susquehanna Bancshares, Inc.	639,164	5,356,194
Webster Financial Corp.	153,730	3,134,555
Zions Bancorporation	273,570	4,453,720

		41,027,522

INSURANCE–7.3%
Amtrust Financial Services, Inc.	153,720	3,650,850
Aspen Insurance Holdings Ltd.	198,380	5,257,070
Endurance Specialty Holdings Ltd.	154,300	5,901,975
Platinum Underwriters Holdings Ltd.	173,220	5,908,534
Reinsurance Group of America, Inc.–Class A	105,900	5,533,275
Torchmark Corp.	103,310	4,482,621
Unum Group	190,100	4,005,407

		34,739,732

REAL ESTATE INVESTMENT TRUSTS (REITs)–7.7%
BioMed Realty Trust, Inc.	302,420	5,467,754
BRE Properties, Inc.	82,150	4,146,932
Camden Property Trust	70,920	4,414,061
DiamondRock Hospitality Co.	541,600	5,221,024
Entertainment Properties Trust	131,650	5,754,421
Glimcher Realty Trust	554,660	5,102,872
Home Properties, Inc.	61,700	3,552,069
Mid-America Apartment Communities, Inc.	46,240	2,892,312

		36,551,445

THRIFTS & MORTGAGE FINANCE–2.1%
First Niagara Financial Group, Inc.	475,860	4,106,672
People’s United Financial, Inc.	219,800	2,824,430
Washington Federal, Inc.	216,110	3,023,379

		9,954,481

		124,784,962

INFORMATION TECHNOLOGY–16.8%
COMMUNICATIONS EQUIPMENT–0.5%
Arris Group, Inc.(a)	239,700	2,593,554

Company	Shares	U.S. $ Value

COMPUTERS & PERIPHERALS–0.5%
NCR Corp.(a)	147,500	$2,427,850

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–8.8%
Anixter International, Inc.(a)	54,510	3,250,977
Arrow Electronics, Inc.(a)	164,800	6,165,168
AU Optronics Corp. (Sponsored ADR)	1,142,882	4,937,250
Avnet, Inc.(a)	198,870	6,182,868
Celestica, Inc.(a)	552,780	4,051,878
Flextronics International Ltd.(a)	840,430	4,756,834
Ingram Micro, Inc.–Class A(a)	152,690	2,777,431
Insight Enterprises, Inc.(a)	263,770	4,033,043
TTM Technologies, Inc.(a)	520,242	5,701,852

		41,857,301

IT SERVICES–2.1%
Amdocs Ltd.(a)	149,170	4,255,820
Convergys Corp.(a)	435,540	5,561,846

		9,817,666

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–4.9%
Amkor Technology, Inc.(a)(b)	840,100	3,662,836
Entegris, Inc.(a)	668,730	5,834,669
Lam Research Corp.(a)	131,700	4,875,534
Micron Technology, Inc.(a)	766,620	4,822,040
MKS Instruments, Inc.	145,461	4,046,725

		23,241,804

		79,938,175

CONSUMER DISCRETIONARY–15.2%
AUTO COMPONENTS–4.2%
Cooper Tire & Rubber Co.	375,800	5,264,958
Dana Holding Corp.(a)	365,060	4,435,479
Lear Corp.	150,450	5,987,910
TRW Automotive Holdings Corp.(a)	128,500	4,189,100

		19,877,447

HOTELS, RESTAURANTS & LEISURE–1.1%
MGM Resorts International(a)	6,300	65,709
Royal Caribbean Cruises Ltd.	209,470	5,188,572

		5,254,281

HOUSEHOLD DURABLES–1.7%
Newell Rubbermaid, Inc.	314,900	5,085,635
NVR, Inc.(a)	4,635	3,179,610

		8,265,245

MEDIA–1.0%
Gannett Co., Inc.	359,440	4,805,713

6

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

MULTILINE RETAIL–1.4%
Big Lots, Inc.(a)	101,820	$3,844,723
Saks, Inc.(a)(b)	283,100	2,760,225

		6,604,948

SPECIALTY RETAIL–4.6%
ANN, Inc.(a)	182,701	4,527,331
Childrens Place Retail Stores, Inc. (The)(a)	80,140	4,257,037
GameStop Corp.–Class A(a)	221,000	5,332,730
Office Depot, Inc.(a)	908,300	1,952,845
Signet Jewelers Ltd.	133,350	5,862,066

		21,932,009

TEXTILES, APPAREL & LUXURY GOODS–1.2%
Jones Group, Inc. (The)	547,270	5,773,698

		72,513,341

INDUSTRIALS–10.2%
AIR FREIGHT & LOGISTICS–0.5%
Atlas Air Worldwide Holdings, Inc.(a)	59,843	2,299,767

AIRLINES–0.7%
Alaska Air Group, Inc.(a)	45,240	3,397,072

COMMERCIAL SERVICES & SUPPLIES–1.0%
Avery Dennison Corp.	160,830	4,612,604

CONSTRUCTION & ENGINEERING–0.8%
Tutor Perini Corp.(a)	292,950	3,615,003

ELECTRICAL EQUIPMENT–3.1%
EnerSys(a)	237,620	6,170,991
General Cable Corp.(a)	211,250	5,283,363
Thomas & Betts Corp.(a)	61,620	3,364,452

		14,818,806

MACHINERY–1.2%
Timken Co.	150,240	5,815,790

ROAD & RAIL–0.6%
Con-way, Inc.	102,320	2,983,651

TRADING COMPANIES & DISTRIBUTORS–2.3%
Aircastle Ltd.	502,950	6,397,524
WESCO International, Inc.(a)	89,910	4,766,129

		11,163,653

		48,706,346

UTILITIES–10.1%
ELECTRIC UTILITIES–5.1%
Great Plains Energy, Inc.	201,540	4,389,541
NV Energy, Inc.	371,450	6,073,208
PNM Resources, Inc.	308,420	5,622,497
Portland General Electric Co.	227,060	5,742,347
Unisource Energy Corp.	64,160	2,368,787

		24,196,380

Company	Shares	U.S. $ Value

GAS UTILITIES–2.4%
Atmos Energy Corp.	164,000	$5,469,400
UGI Corp.	210,140	6,178,116

		11,647,516

MULTI-UTILITIES–2.6%
CMS Energy Corp.	280,580	6,195,206
NiSource, Inc.	253,370	6,032,740

		12,227,946

		48,071,842

CONSUMER STAPLES–6.1%
BEVERAGES–1.5%
Constellation Brands, Inc.–Class A(a)	335,485	6,934,475

FOOD PRODUCTS–4.6%
Dean Foods Co.(a)	611,080	6,844,096
Dole Food Co., Inc.(a)(b)	432,720	3,743,028
Smithfield Foods, Inc.(a)	214,800	5,215,344
Tyson Foods, Inc.–Class A	305,230	6,299,947

		22,102,415

		29,036,890

MATERIALS–5.9%
CHEMICALS–3.0%
Ferro Corp.(a)	511,540	2,501,431
Huntsman Corp.	257,500	2,575,000
PolyOne Corp.	412,750	4,767,262
Westlake Chemical Corp.	104,400	4,201,056

		14,044,749

METALS & MINING–2.9%
Commercial Metals Co.	357,800	4,948,374
Reliance Steel & Aluminum Co.	126,845	6,176,083
Steel Dynamics, Inc.	205,100	2,697,065

		13,821,522

		27,866,271

ENERGY–4.7%
ENERGY EQUIPMENT & SERVICES–1.3%
Bristow Group, Inc.	130,200	6,170,178

OIL, GAS & CONSUMABLE FUELS–3.4%
Plains Exploration & Production Co.(a)	132,530	4,866,502
Stone Energy Corp.(a)	156,700	4,133,746
Teekay Corp.	171,030	4,571,632
Tesoro Corp.(a)	109,340	2,554,182

		16,126,062

		22,296,240

HEALTH CARE–3.6%
HEALTH CARE PROVIDERS & SERVICES–3.6%
Health Net, Inc.(a)	211,850	6,444,477
LifePoint Hospitals, Inc.(a)	153,585	5,705,683

7

SMALL/MID CAP VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

Molina Healthcare, Inc.(a)	214,507	$4,789,941

		16,940,101

Total Common Stocks (cost $463,560,917)		470,154,168

	Principal Amount (000)
SHORT-TERM INVESTMENTS–0.9%
TIME DEPOSIT–0.9%
State Street Time Deposit 0.01%, 1/03/12 (cost $4,061,647)	$4,062	4,061,647

Total Investments before Security Lending Collateral for Securities Loaned–99.7% (cost $467,622,564)		474,215,815

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–1.3%
INVESTMENT COMPANIES–1.3%
AllianceBernstein Exchange Reserves–Class I, 0.14%(c) (cost $6,295,784)	6,295,784	6,295,784

TOTAL INVESTMENTS–101.0% (cost $473,918,348)		480,511,599
Other assets less liabilities–(1.0)%		(4,612,986)

NET ASSETS–100.0%		$475,898,613

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR—American Depositary Receipt

See notes to financial statements.

8

SMALL/MID CAP VALUE PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
December 31, 2011	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $467,622,564)	$474,215,815	(a)
Affiliated issuers (cost $6,295,784—including investment of cash collateral for securities loaned of $6,295,784)	6,295,784
Receivable for investment securities sold	3,613,049
Dividends and interest receivable	600,797
Receivable for capital stock sold	112,029

Total assets	484,837,474

LIABILITIES
Payable for collateral received on securities loaned	6,295,784
Payable for investment securities purchased	1,574,931
Payable for capital stock redeemed	575,334
Advisory fee payable	300,057
Distribution fee payable	68,037
Administrative fee payable	17,266
Transfer Agent fee payable	218
Accrued expenses	107,234

Total liabilities	8,938,861

NET ASSETS	$475,898,613

COMPOSITION OF NET ASSETS
Capital stock, at par	$30,897
Additional paid-in capital	454,277,312
Undistributed net investment income	2,119,795
Accumulated net realized gain on investment transactions	12,877,358
Net unrealized appreciation on investments	6,593,251

	$475,898,613

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$151,753,397	9,816,449	$15.46
B	$324,145,216	21,081,028	$15.38

(a)	Includes securities on loan with a value of $6,115,419 (see Note E).

See notes to financial statements.

9

SMALL/MID CAP VALUE PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2011	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $21,553)	$7,108,379
Affiliated issuers	2,040
Interest	830
Securities lending income	6,331

7,117,580

EXPENSES
Advisory fee (see Note B)	3,851,236
Distribution fee—Class B	866,747
Transfer agency—Class A	1,174
Transfer agency—Class B	2,446
Custodian	117,205
Printing	114,435
Administrative	60,494
Legal	53,001
Audit	44,152
Directors’ fees	3,755
Miscellaneous	13,931

Total expenses	5,128,576

Net investment income	1,989,004

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain on investment transactions	46,512,102
Net change in unrealized appreciation/depreciation of investments	(91,150,959)

Net loss on investment transactions	(44,638,857)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(42,649,853)

See notes to financial statements.

10

SMALL/MID CAP VALUE PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Year Ended December 31, 2011	Year Ended December 31, 2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$1,989,004	$1,839,633
Net realized gain on investment transactions	46,512,102	35,733,642
Net change in unrealized appreciation/depreciation of investments	(91,150,959)	70,526,935

Net increase (decrease) in net assets from operations	(42,649,853)	108,100,210
DIVIDENDS TO SHAREHOLDERS FROM
Net investment income
Class A	(823,225)	(697,881)
Class B	(889,880)	(881,228)
CAPITAL STOCK TRANSACTIONS
Net increase (decrease)	(32,242,359)	47,057,185

Total increase (decrease)	(76,605,317)	153,578,286
NET ASSETS
Beginning of period	552,503,930	398,925,644

End of period (including undistributed net investment income of $2,119,795 and $1,843,896, respectively)	$475,898,613	$552,503,930

See notes to financial statements.

11

SMALL/MID CAP VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2011	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Small/Mid Cap Value Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers fourteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter market (“OTC”) put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price); open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties, which are approved by the Board of Directors.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement

12

AllianceBernstein Variable Products Series Fund

date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2011:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks*	$470,154,168		$–0	–	$–0	–	$470,154,168
Short-Term Investments	–0	–	4,061,647		–0	–	4,061,647
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	6,295,784		–0	–	–0	–	6,295,784

Total Investments in Securities	476,449,952		4,061,647		–0	–	480,511,599
Other Financial Instruments**	–0	–	–0	–	–0	–	–0	–

Total	$476,449,952		$4,061,647		$–0	–	$480,511,599

*	See Portfolio of Investments for sector classifications.

**	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

13

SMALL/MID CAP VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.20% and 1.45% of daily average net assets for Class A and Class B shares, respectively (the “Expense Caps”). The Expense Caps will expire on May 1, 2012 and may be extended by the Adviser for additional one-year terms. For the year ended December 31, 2011, there were no expenses waived by the Adviser.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2011, such fee amounted to $60,494.

Brokerage commissions paid on investment transactions for the year ended December 31, 2011 amounted to $1,185,566, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,310 for the year ended December 31, 2011.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

14

AllianceBernstein Variable Products Series Fund

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2011 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$360,131,987		$387,390,522
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$476,727,656

Gross unrealized appreciation	43,884,153
Gross unrealized depreciation	(40,100,210)

Net unrealized appreciation	$3,783,943

1. Derivative Financial Instruments

The Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets.

The Portfolio did not engage in derivatives transactions for the year ended December 31, 2011.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all securities loans will be collateralized continually by cash. The Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Portfolio to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not have the right to vote any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AllianceBernstein Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Fund’s Board of Directors. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At December 31, 2011, the Portfolio had securities on loan with a value of $6,115,419 and had

15

SMALL/MID CAP VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

received cash collateral which has been invested into AllianceBernstein Exchange Reserves of $6,295,784. The cash collateral will be adjusted on the next business day after period end to maintain the required collateral amount. The Portfolio earned securities lending income of $6,331 and $2,040 from the borrowers and AllianceBernstein Exchange Reserves, respectively, for the year ended December 31, 2011; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Portfolio’s transactions in shares of AllianceBernstein Exchange Reserves for the year ended December 31, 2011 is as follows:

Market Value December 31, 2010 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value December 31, 2011 (000)	Dividend Income (000)
$–0–	$23,102	$16,806	$6,296	$2

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010
Class A
Shares sold	1,808,898	2,995,169	$28,932,137	$45,129,753
Shares issued in reinvestment of dividends	45,183	44,622	823,225	697,881
Shares redeemed	(2,306,794)	(2,785,219)	(37,671,553)	(40,334,023)

Net increase (decrease)	(452,713)	254,572	$(7,916,191)	$5,493,611

Class B
Shares sold	3,680,845	7,472,466	$58,747,359	$110,787,329
Shares issued in reinvestment of dividends	49,029	56,525	889,880	881,228
Shares redeemed	(5,085,538)	(4,905,646)	(83,963,407)	(70,104,983)

Net increase (decrease)	(1,355,664)	2,623,345	$(24,326,168)	$41,563,574

NOTE G: Risks Involved in Investing in the Portfolio

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not

16

AllianceBernstein Variable Products Series Fund

had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2011.

NOTE I: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2011 and December 31, 2010 were as follows:

	2011	2010
Distributions paid from:
Ordinary income	$1,713,105	$1,579,109

Total taxable distributions	1,713,105	1,579,109

Total distributions paid	$1,713,105	$1,579,109

As of December 31, 2011, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$2,119,796
Undistributed capital gains	15,686,666	(a)
Unrealized appreciation/(depreciation)	3,783,943	(b)

Total accumulated earnings/(deficit)	$21,590,405

(a)	During the fiscal year, the Portfolio utilized $31,292,682 of capital loss carryforwards to offset current year net realized gains.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation. As of December 31, 2011, the Portfolio did not have any capital loss carryforwards.

During the current fiscal year there were no permanent differences that resulted in adjustments to undistributed net investment income, accumulated net realized gain on investment transactions, or additional paid-in capital.

NOTE J: Recent Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to develop common requirements for measuring fair value and for disclosing information about fair value measurements in U.S. GAAP and International Financial Reporting Standards (“IFRS”). The amendments are intended to improve the comparability of fair value measurements presented and disclosed in the financial statements prepared in accordance with U.S. GAAP and IFRS. The ASU is effective during interim or annual periods beginning after December 15, 2011. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

In December 2011, the FASB issued an ASU related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE K: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

17

SMALL/MID CAP VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Year Ended December 31,
	2011		2010		2009	2008	2007
Net asset value, beginning of period	$16.95		$13.41		$9.92	$17.11	$18.08

Income From Investment Operations
Net investment income (a)	.09		.08		.08	.13	.11
Net realized and unrealized gain (loss) on investment transactions	(1.50)		3.52		4.01	(5.63)	.36

Net increase (decrease) in net asset value from operations	(1.41)		3.60		4.09	(5.50)	.47

Less: Dividends and Distributions
Dividends from net investment income	(.08)		(.06)		(.12)	(.11)	(.17)
Distributions from net realized gain on investment transactions	–0	–	–0	–	(.48)	(1.58)	(1.27)

Total dividends and distributions	(.08)		(.06)		(.60)	(1.69)	(1.44)

Net asset value, end of period	$15.46		$16.95		$13.41	$9.92	$17.11

Total Return
Total investment return based on net asset value (b)	(8.39)%		26.91%		42.86%	(35.58)%	1.71%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$151,754		$174,068		$134,291	$99,957	$146,350
Ratio to average net assets of:
Expenses	.83%		.84	%(c)	.87%	.86%	.83%
Net investment income	.56%		.56	%(c)	.70%	.95%	.59%
Portfolio turnover rate	70%		54%		58%	49%	32%

See footnote summary on page 19.

18

AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Year Ended December 31,
2011	2010	2009	2008	2007
Net asset value, beginning of period	$16.87	$13.36	$9.87	$17.03	$18.00

Income From Investment Operations
Net investment income (a)	.05	.05	.05	.10	.07
Net realized and unrealized gain (loss) on investment transactions	(1.50)	3.50	4.01	(5.61)	.37

Net increase (decrease) in net asset value from operations	(1.45)	3.55	4.06	(5.51)	.44

Less: Dividends and Distributions
Dividends from net investment income	(.04)	(.04)	(.09)	(.07)	(.14)
Distributions from net realized gain on investment transactions	–0	–	–0	–	(.48)	(1.58)	(1.27)

Total dividends and distributions	(.04)	(.04)	(.57)	(1.65)	(1.41)

Net asset value, end of period	$15.38	$16.87	$13.36	$9.87	$17.03

Total Return
Total investment return based on net asset value (b)	(8.62)%	26.59%	42.66%	(35.75)%	1.53%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$324,145	$378,436	$264,635	$202,997	$294,664
Ratio to average net assets of:
Expenses	1.08%	1.09	%(c)	1.12%	1.11%	1.08%
Net investment income	.31%	.31	%(c)	.42%	.72%	.35%
Portfolio turnover rate	70%	54%	58%	49%	32%

(a)	Based on average shares outstanding.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(c)	The ratio includes expenses attributable to costs of proxy solicitation.

See notes to financial statements.

19

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	AllianceBernstein Variable Products Series Fund

To the Board of Directors of

AllianceBernstein Variable Products Series Fund, Inc.

and Shareholders of AllianceBernstein Small/Mid Cap Value Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein Small/Mid Cap Value Portfolio (one of the portfolios constituting the AllianceBernstein Variable Products Series Fund, Inc.) (the “Portfolio”) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Small/Mid Cap Value Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 14, 2012

20

TAX INFORMATION (unaudited)	AllianceBernstein Variable Products Series Fund

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended December 31, 2011. For corporate shareholders, 100% of dividends paid qualify for the dividends received deduction.

21

SMALL/MID CAP VALUE PORTFOLIO	AllianceBernstein Variable Products Series Fund

BOARD OF DIRECTORS
William H. Foulk, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) D. James Guzy(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Marshall C. Turner, Jr.(1) Earl D. Weiner(1)

OFFICERS
Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Joseph G. Paul(2), Vice President James W. MacGregor(2), Vice President Andrew J. Weiner(2), Vice President	Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller

CUSTODIAN AND ACCOUNTING AGENT State Street Bank and Trust Company One Lincoln Street Boston, MA 02111	LEGAL COUNSEL Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

DISTRIBUTOR AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	TRANSFER AGENT AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free 1-(800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Portfolio’s portfolio are made by the Small/Mid-Cap Value Senior Investment Management Team. Mr. Joseph G. Paul, Mr. James W. MacGregor and Mr. Andrew J. Weiner are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

22

SMALL/MID CAP VALUE PORTFOLIO	AllianceBernstein Variable Products Series Fund

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS,* AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN PAST FIVE YEARS

INTERESTED DIRECTOR

Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 51 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	102	None

DISINTERESTED DIRECTORS

William H. Foulk, Jr., ##, ### Chairman of the Board 79 (1990)	Investment Adviser and an Independent Consultant since prior to 2007. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983 and has been Chairman of the AllianceBernstein Funds and of the Independent Directors Committee of such Funds since 2003. He is also active in a number of mutual fund related organizations and committees.	102	None

John H. Dobkin, ## 70 (1992)	Independent Consultant since prior to 2007. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002; Senior Advisor from June 1999–June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989–May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001–2008.	102	None

23

SMALL/MID CAP VALUE PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AllianceBernstein Variable Products Series Fund

NAME, ADDRESS,* AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)

Michael J. Downey, ## 68 (2005)	Private Investor since prior to 2007. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director of two other registered investment companies (and Chairman of one of them).	102	Asia Pacific Fund, Inc. and The Merger Fund since prior to 2007, and Prospect Acquisition Corp. (financial services) from 2007 until 2009

D. James Guzy, ## 75 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2007. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	102	Cirrus Logic Corporation (semi-conductors), and PLX Technology (semi-conductors) since prior to 2007 and Intel Corporation (semi-conductors) since prior to 2007 until 2008

Nancy P. Jacklin, ## 63 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	102	None

24

AllianceBernstein Variable Products Series Fund

NAME, ADDRESS,* AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)

Garry L. Moody, ## 59 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995–2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993–1995); and Partner, Ernst & Young LLP (1975–1993), where he served as the National Director of Mutual Fund Tax Services. He is also a member of the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committee, of most of the AllianceBernstein Funds since 2008.	102	None

Marshall C. Turner, Jr., ## 70 (2005)	Private Investor since prior to 2007. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003–2005, and President and CEO, 2005–2006, after the company was acquired and renamed Toppan Photomasks, Inc. He has extensive experience in venture capital investing, including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of a number of education and science-related non-profit organizations. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1992.	102	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since prior to 2007

25

SMALL/MID CAP VALUE PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AllianceBernstein Variable Products Series Fund

NAME, ADDRESS,* AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)

Earl D. Weiner, ## 72 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of most of the Funds.	102	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

###	Member of the Fair Value Pricing Committee.

26

AllianceBernstein Variable Products Series Fund

Officer Information

Certain information concerning the Portfolio’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 51	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 66	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Joseph G. Paul 52	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2007.

James W. MacGregor 44	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2007.

Andrew J. Weiner 43	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2007.

Emilie D. Wrapp 56	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI **, with which she has been associated since prior to 2007.

Joseph J. Mantineo 52	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2007.

Phyllis J. Clarke 51	Controller	Vice President of ABIS**, with which she has been associated since prior to 2007.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABIS and ABI are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618 or visit www.alliancebernstein.com for a free prospectus or SAI.

27

SMALL/MID CAP VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein Small/Mid Cap Value Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arms length bargaining.” Jones v. Harris Associates L.P., (No. 08-586), 130 U.S. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arms-length bargaining as the benchmark for reviewing challenged fees.”

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 03/31/11 ($MIL)	Portfolio
Specialty	75 bp on first $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	$571.7	Small/Mid Cap Value Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $69,371 (0.01% of the Portfolio’s average daily net assets) for such services.

1	It should be noted that the information in the fee summary was completed on April 21, 2011 and discussed with the Board of Directors on May 3-5, 2011.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

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AllianceBernstein Variable Products Series Fund

The Adviser has agreed to waive that portion of its management fees and/or reimburse the Portfolio for that portion of its total operating expenses to the degree necessary to limit the Portfolio’s expense ratios to the amounts set forth below for the Portfolio’s fiscal year. The waiver is terminable by the Adviser on May 1st of each year upon at least 60 days written notice. It should be noted that the Portfolio was operating below its expense caps for the most recent fiscal year; accordingly the expense limitation undertaking of the Portfolio was of no effect. In addition, set forth below are the gross expense ratios of the Portfolio for the most recently completed fiscal year:

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking	Gross Expense Ratio	Fiscal Year End
Small/Mid Cap Value Portfolio	Class A 1.20% Class B 1.45%	0.84% 1.09%	December 31

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund, since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. In recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts that have a substantially similar investment style as the Portfolio.3 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory

3	It should be noted that the Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

29

SMALL/MID CAP VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

fee of the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on March 31, 2011 net assets:4

Portfolio	Net Assets 03/31/11 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Small/Mid Cap Value Portfolio	$571.7	Small & Mid Cap Value Schedule 95 bp on first $25m 75 bp on the next $25m 65 bp on the next $50m 55 bp on the balance Minimum account size $25m	0.585%	0.750%

The Adviser also manages AllianceBernstein Small/Mid Cap Value Fund, Inc. (“Small/Mid Cap Value Fund, Inc.”), a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below are the fee schedules of Small/Mid Cap Value Fund, Inc., and what would have been the effective advisory fee of the Portfolio had the fee schedule of the retail mutual fund been applicable to the Portfolio:5

Portfolio	AllianceBernstein Mutual Fund	Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Small/Mid Cap Value Portfolio	Small/Mid Cap Value Fund, Inc.	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%	0.750%

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families that have an investment style similar to that of the Portfolio. The Adviser charges the fees set forth below for the sub-advisory relationships that have a somewhat similar investment style as the Portfolio. Also shown are the Portfolio’s advisory fee and what would have been the effective advisory fee of the Portfolio had the fee schedules of the sub-advisory relationships been applicable to the Portfolio based on March 31, 2011 net assets.

Portfolio		Fee Schedule	Effective Sub-Adv. Fee (%)	Portfolio Advisory Fee (%)
Small/Mid Cap Value Portfolio	Client #1	0.50% on the first $250 million 0.40% on the balance	0.472	0.750

	Client #2	0.95% on the first $25 million 0.75% on the next $25 million 0.65% on the next $50 million 0.55% on the balance	0.585	0.750

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolio by the Adviser.

While it appears that the sub-advisory relationships are paying a lower fee than the Portfolio, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the services provided, risks involved and other competitive factors between the Portfolio and the sub-advisory relationships. There could be various business reasons why an investment adviser would be willing to manage a sub-advisory relationship for a different fee than it would be willing to manage investment company assets.

4	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

5	It should be noted that the AllianceBernstein Mutual Fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the AllianceBernstein Mutual Fund.

30

AllianceBernstein Variable Products Series Fund

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.6 Lipper’s analysis included the Portfolio’s ranking with respect to the contractual management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”) at the approximate current asset level of the Portfolio.7

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

The Portfolio’s original EG had an insufficient number of peers in Lipper’s view. Consequently, Lipper expanded the Portfolio’s EG to include peers that have similar but not the same Lipper investment classification/objective.8

Portfolio	Contractual Management Fee[9]	Lipper Exp. Group Median (%)	Rank
Small/Mid Cap Value Portfolio	0.750	0.758	7/14

However, because Lipper had expanded the EG of the Portfolio, under Lipper’s standard guidelines, the Lipper Expense Universe (“EU”) was also expanded to include the universes of those peers that had a similar but not the same Lipper investment classification/objective.10 A “normal” EU will include funds that have the same investment classification/objective as the subject Portfolio.11

Set forth below is a comparison of the Portfolio’s total expense ratio and the medians of the Portfolio’s EG and EU. The Portfolio’s total expense ratio ranking is also shown in the table below.

Portfolio	Expense Ratio (%)[12]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Small/Mid Cap Value Portfolio	0.842	0.821	10/14	0.887	22/53

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems.

6	It should be noted that the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arms length.” Jones v. Harris at 1429.

7	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

8	The Portfolio’s EG includes the Portfolio, three other VIP Mid-Cap Value funds (“MCVE”) and ten VIP Mid-Cap Growth funds (“MCGE”).

9	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services. In addition, the contractual management fee does not reflect any advisory fee waiver or expense cap that would effectively reduce the actual management fee.

10	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

11	The Portfolio’s EU includes the Portfolio, EG and all other VIP MCVE and VIP MCGE funds, excluding outliers.
12	Most recently completed fiscal year end Class A total expense ratio.

31

SMALL/MID CAP VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio increased slightly during calendar year 2010, relative to 2009.13

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2010, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, received $802,011 in Rule 12b-1 fees.

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection with Class B shares. During the fiscal year ended December 31, 2010, the Adviser determined that it made payments in the amount of $928,345 on behalf of the Portfolio to ABI.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of $1,385 from the Portfolio.14

The Portfolio did not effect brokerage transactions and pay commissions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted in the future with the Portfolio would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolio. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

Although it is clear that economies of scale may have been shared through the existence of breakpoints in the investment advisory fee schedule, it should be noted that sufficient data does not exist to evaluate the extent to which economies of scale or scope are being shared with the AllianceBernstein Mutual Funds’ shareholders. The Adviser has indicated that economies of scale are being shared with shareholders through fee structures, subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the

13	It should be noted that at the August 2, 2011 meeting, the Adviser presented to the Board revised profitability figures with the respect to the Portfolio.

14	The Fund (which includes the Portfolio and other Portfolios of the Fund) paid ABIS a flat fee of $18,000 in 2010.

32

AllianceBernstein Variable Products Series Fund

costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

In February 2008, an independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli15 study on advisory fees and various fund characteristics.16 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.17 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $477 billion as of March 31, 2011, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3 and 5 year performance rankings of the Portfolio18 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)19 for the periods ended February 28, 2011.20

	Portfolio Return	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	29.00	25.54	28.94	1/4	6/13
3 year	9.12	7.42	5.44	2/4	2/13
5 year	6.47	4.76	3.79	1/3	1/11

15	The Deli study was originally published in 2002 based on 1997 data.

16	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arms length. See Jones V. Harris at 1429.

17	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

18	The performance rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns of the Portfolio shown were provided by Lipper.

19	The Portfolio’s PG and PU are not identical to the Portfolio’s respective EG and EU as the criteria for including/excluding a fund in/from a PG/PU is somewhat different from that of an EG/EU.

20	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

33

SMALL/MID CAP VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)21 versus its benchmarks.22 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.23

	1 Year (%)	3 Year (%)	5 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
					Volatility (%)	Sharpe (%)
Small/Mid Cap Value Portfolio	29.00	9.12	6.47	10.69	24.14	0.29	5
Russell 2500 Value Index	29.55	5.82	3.70	8.86	21.89	0.17	5
Russell 2500 Index	32.74	6.62	4.72	7.69	N/A	N/A	N/A
Inception Date: May 2, 2001

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: May 24, 2011

21	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

22	The Adviser provided Portfolio and benchmark performance return information for periods through February 28, 2011.

23	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be regarded as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be regarded as better performing than a portfolio with a lower Sharpe Ratio.

34

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Value Portfolio

December 31, 2011

Annual Report

ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

VALUE PORTFOLIO	AllianceBernstein Variable Products Series Fund

LETTER TO INVESTORS

February 10, 2012

The following is an update of AllianceBernstein Variable Products Series Fund—AllianceBernstein Value Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2011.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities of U.S. companies, generally representing approximately 95-150 companies, with relatively large market capitalizations that AllianceBernstein L.P. (the “Adviser”) believes are undervalued. The Portfolio invests in companies that are determined by the Adviser to be undervalued using the fundamental value approach of the Adviser’s Bernstein unit. The fundamental value approach seeks to identify a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power and dividend-paying capability.

The Portfolio may invest in securities of non-U.S. issuers and enter into forward commitments. The Portfolio may enter into derivatives transactions, such as options, futures, forwards and swap agreements.

INVESTMENT RESULTS

The table on page 3 shows the Portfolio’s performance compared to its benchmark, the Russell 1000 Value Index, and the broad U.S. market, as represented by the Standard and Poor’s (“S&P”) 500 Index, for the one- and five-year periods ended December 31, 2011, and since the Portfolio’s Class A shares’ inception on July 22, 2002.

The Portfolio declined and underperformed its benchmark, the Russell 1000 Value Index, and the S&P 500 Index for the annual period ended December 31, 2011. Stock selection detracted, while sector selection helped offset some of the underperformance. Security selection in energy, capital equipment and consumer cyclicals were the main drivers of relative performance. An underweight in the financial sector and an overweight in consumer growth benefitted performance.

The Portfolio did not utilize derivatives during the reporting period.

MARKET REVIEW AND INVESTMENT STRATEGY

U.S. equity markets began the year amid strong corporate earnings, encouraging economic data and an uptick in mergers. By midyear, investor anxiety started to build on concerns of the European sovereign-debt crisis and the end of Quantitative Easing 2, the Federal Reserve’s asset-purchasing program. Third-quarter results were plagued by three things: Standard & Poor’s downgrade of its U.S. government debt rating, slowing global growth and continuing fears of a European financial meltdown.

Most recently, markets reacted more positively to favorable U.S. post-Thanksgiving retail sales and the coordinated action of the Federal Reserve, the European Central Bank, and several other central banks to lower the cost of dollar swaps and help ease strains in the financial markets. Positive performance also followed better-than-expected U.S. housing data, consumer confidence and durable goods orders. Congress’s extension of the payroll tax cut and unemployment benefits also helped market performance.

The Portfolio retains a procyclical tilt, as the U.S. Value Investment Policy Group (the “Team”) took advantage of the indiscriminate sell-off among economically-sensitive stocks to add to energy, technology and consumer names where the Team’s research insights give it a high degree of conviction in their upside potential. The Team continues to emphasize companies with resilient characteristics, such as strong profitability and healthy balance sheets. These attributes give the Team greater confidence in a company’s ability to prosper even if conditions weaken more than the Team expects. Notably, the Team is finding stocks with similar or greater profitability, greater cash-return potential and deeper discount than those in early 2009, despite the vast improvement in fundamentals since then. The Team’s research suggests that when markets stop acting purely on macro concerns and gain confidence to reward cheap stocks with strong cash flows and earnings, the Portfolio should achieve the performance that it has delivered over the long term.

1

VALUE PORTFOLIO
HISTORICAL PERFORMANCE	AllianceBernstein Variable Products Series Fund

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month-end.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For a free copy of the Portfolio’s prospectus, which contains this and other information, call your financial advisor or 800.984.7654. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio’s quoted performance would be lower. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

Neither the unmanaged Russell 1000® Value Index nor the unmanaged S&P 500® Index reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 1000 Value Index represents the performance of 1,000 large-cap companies within the U.S. The S&P 500 Index includes 500 U.S. stocks and is a common representation of the performance of the overall U.S. stock market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The market values of the portfolio’s holdings rise and fall from day to day, so investments may lose value.

Foreign (Non-U.S.) Risk: Non-U.S. securities may be more volatile because of political, regulatory, market and economic uncertainties associated with such securities. Fluctuations in currency exchange rates may negatively affect the value of the investment or reduce returns. These risks are magnified in emerging or developing markets.

Derivatives Risk: Investing in derivative instruments such as options, futures, forwards or swaps can be riskier than traditional investments, and may be more volatile, especially in a down market.

These risks are fully discussed in the Variable Products prospectus.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

(Historical Performance continued on next page)

2

VALUE PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)	AllianceBernstein Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARK	NAV Returns
PERIODS ENDED DECEMBER 31, 2011	1 Year	5 Years*	Since Inception†
AllianceBernstein Value Portfolio Class A	-3.50%	-5.78%	4.51%
AllianceBernstein Value Portfolio Class B	-3.78%	-6.01%	1.73%
Russell 1000 Value Index	0.39%	-2.64%	6.87%
S&P 500 Index	2.11%	-0.25%	6.72%

*    Average annual returns.

†  Since inception of the Portfolio’s Class A shares on 7/22/02; average annual 10 Year returns for Class B shares. Since inception returns for the Russell 1000 Value Index and the S&P 500 Index are as of the Portfolio’s Class A share inception date and are annualized.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual expense ratios as 0.71% and 0.96% for Class A and Class B, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

ALLIANCEBERNSTEIN VALUE PORTFOLIO CLASS A

GROWTH OF A $10,000 INVESTMENT

7/22/02* – 12/31/11

*	Since inception of the Portfolio’s Class A shares on 7/22/02.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Value Portfolio Class A shares (from 7/22/02* to 12/31/11) as compared to the performance of the Portfolio’s benchmark, the Russell 1000 Value Index, and the S&P 500 Index. The chart assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on previous page.

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VALUE PORTFOLIO
FUND EXPENSES (unaudited)	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each classes’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$919.50	$3.48	0.72%
Hypothetical (5% return before expenses)	$1,000	$1,021.58	$3.67	0.72%

Class B
Actual	$1,000	$917.90	$4.69	0.97%
Hypothetical (5% return before expenses)	$1,000	$1,020.32	$4.94	0.97%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

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VALUE PORTFOLIO
TEN LARGEST HOLDINGS*
December 31, 2011 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Pfizer, Inc.	$7,718,988	4.4%
JPMorgan Chase & Co.	5,562,725	3.1
Johnson & Johnson	5,489,046	3.1
General Electric Co.	5,467,923	3.1
Chevron Corp.	4,692,240	2.7
Citigroup, Inc.	4,512,165	2.5
Hewlett-Packard Co.	4,057,200	2.3
Procter & Gamble Co. (The)	3,629,024	2.1
Merck & Co., Inc.	3,585,270	2.0
Wells Fargo & Co.	3,577,288	2.0

	$48,291,869	27.3%

SECTOR DIVERSIFICATION**

December 31, 2011 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Healthcare	$29,755,088	16.8%
Financials	28,865,510	16.3
Consumer Discretionary	25,911,856	14.6
Energy	21,294,812	12.0
Information Technology	19,699,780	11.1
Consumer Staples	15,531,577	8.7
Utilities	13,119,220	7.4
Industrials	12,272,004	6.9
Telecommunication Services	6,297,192	3.5
Materials	2,795,258	1.6
Short-Term Investments	1,963,012	1.1

Total Investments	$177,505,309	100.0%

*	Long-term investments.

**	The Portfolio’s sector breakdown is expressed as a percentage of total investments and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

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VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2011	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–99.4%

HEALTH CARE–16.8%
BIOTECHNOLOGY–1.0%
Gilead Sciences, Inc.(a)	41,700	$1,706,781

HEALTH CARE PROVIDERS & SERVICES–4.5%
Aetna, Inc.	12,200	514,718
Health Net, Inc.(a)	28,800	876,096
UnitedHealth Group, Inc.	67,300	3,410,764
WellPoint, Inc.	48,500	3,213,125

		8,014,703

PHARMACEUTICALS–11.3%
AstraZeneca PLC (Sponsored ADR)	70,000	3,240,300
Johnson & Johnson	83,700	5,489,046
Merck & Co., Inc.	95,100	3,585,270
Pfizer, Inc.	356,700	7,718,988

		20,033,604

		29,755,088

FINANCIALS–16.3%
CAPITAL MARKETS–2.1%
Goldman Sachs Group, Inc. (The)	14,300	1,293,149
Legg Mason, Inc.	35,500	853,775
Morgan Stanley	103,100	1,559,903

		3,706,827

COMMERCIAL BANKS–3.9%
BB&T Corp.	34,100	858,297
CIT Group, Inc.(a)	42,600	1,485,462
PNC Financial Services Group, Inc.	15,200	876,584
Regions Financial Corp.	36,700	157,810
Wells Fargo & Co.	129,800	3,577,288

		6,955,441

DIVERSIFIED FINANCIAL SERVICES–6.8%
Bank of America Corp.	132,800	738,368
Citigroup, Inc.	171,500	4,512,165
JPMorgan Chase & Co.	167,300	5,562,725
Moody’s Corp.	37,500	1,263,000

		12,076,258

INSURANCE–3.5%
ACE Ltd.	19,800	1,388,376
Berkshire Hathaway, Inc.(a)	11,900	907,970
Chubb Corp. (The)	15,500	1,072,910
Travelers Cos., Inc. (The)	43,700	2,585,729
XL Group PLC	8,700	171,999

		6,126,984

		28,865,510

CONSUMER DISCRETIONARY–14.7%
AUTO COMPONENTS–1.7%
Goodyear Tire & Rubber Co. (The)(a)	29,400	416,598
Lear Corp.	32,600	1,297,480
Company	Shares	U.S. $ Value

TRW Automotive Holdings Corp.(a)	38,300	$1,248,580

		2,962,658

AUTOMOBILES–2.0%
Ford Motor Co.(a)	121,900	1,311,644
General Motors Co.(a)	109,400	2,217,538

		3,529,182

DIVERSIFIED CONSUMER SERVICES–0.8%
Apollo Group, Inc.–Class A(a)	26,400	1,422,168

HOTELS, RESTAURANTS & LEISURE–0.4%
MGM Resorts International(a)	57,310	597,743

HOUSEHOLD DURABLES–0.7%
Newell Rubbermaid, Inc.	37,400	604,010
NVR, Inc.(a)	850	583,100

		1,187,110

MEDIA–5.4%
CBS Corp.–Class B	49,000	1,329,860
DIRECTV(a)	30,100	1,287,076
Gannett Co., Inc.	85,200	1,139,124
McGraw-Hill Cos., Inc. (The)	20,300	912,891
News Corp.–Class A	64,400	1,148,896
Time Warner Cable, Inc.–Class A	29,000	1,843,530
Viacom, Inc.–Class B	42,800	1,943,548

		9,604,925

MULTILINE RETAIL–1.4%
Big Lots, Inc.(a)	23,100	872,256
Macy’s, Inc.	41,900	1,348,342
Target Corp.	6,000	307,320

		2,527,918

SPECIALTY RETAIL–2.3%
GameStop Corp.–Class A(a)	24,700	596,011
Home Depot, Inc. (The)	17,800	748,312
Limited Brands, Inc.	26,100	1,053,135
Lowe’s Cos., Inc.	66,300	1,682,694

		4,080,152

		25,911,856

ENERGY–12.1%
ENERGY EQUIPMENT & SERVICES–0.8%
Transocean Ltd./Switzerland	35,800	1,374,362

OIL, GAS & CONSUMABLE FUELS–11.3%
Anadarko Petroleum Corp.	11,700	893,061
BP PLC (Sponsored ADR)	65,400	2,795,196
Chevron Corp.	44,100	4,692,240
ConocoPhillips	26,800	1,952,916
Devon Energy Corp.	30,600	1,897,200
Exxon Mobil Corp.	24,400	2,068,144
Marathon Oil Corp.	89,600	2,622,592
Marathon Petroleum Corp.	56,600	1,884,214
Royal Dutch Shell PLC (ADR)	10,300	752,827

6

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

Valero Energy Corp.	17,200	$362,060

		19,920,450

		21,294,812

INFORMATION TECHNOLOGY–11.2%
COMMUNICATIONS EQUIPMENT–1.6%
Cisco Systems, Inc.	158,700	2,869,296

COMPUTERS & PERIPHERALS–2.8%
Dell, Inc.(a)	41,000	599,830
Hewlett-Packard Co.	157,500	4,057,200
Seagate Technology PLC	19,495	319,718

		4,976,748

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–1.1%
Corning, Inc.	146,000	1,895,080

IT SERVICES–0.6%
Visa, Inc.–Class A	9,900	1,005,147

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–5.1%
Advanced Semiconductor Engineering, Inc. (ADR)	95,435	414,188
Applied Materials, Inc.	205,900	2,205,189
Intel Corp.	135,300	3,281,025
Lam Research Corp.(a)	35,900	1,329,018
Micron Technology, Inc.(a)	274,100	1,724,089

		8,953,509

		19,699,780

CONSUMER STAPLES–8.8%
BEVERAGES–0.9%
Constellation Brands, Inc.–Class A(a)	74,900	1,548,183

FOOD & STAPLES RETAILING–1.2%
Kroger Co. (The)	78,300	1,896,426
Safeway, Inc.	12,200	256,688

		2,153,114

FOOD PRODUCTS–1.5%
ConAgra Foods, Inc.	34,400	908,160
Tyson Foods, Inc.–Class A	86,100	1,777,104

		2,685,264

HOUSEHOLD PRODUCTS–2.1%
Procter & Gamble Co. (The)	54,400	3,629,024

TOBACCO–3.1%
Altria Group, Inc.	87,200	2,585,480
Lorillard, Inc.	20,000	2,280,000
Philip Morris International, Inc.	4,700	368,856
Reynolds American, Inc.	6,800	281,656

		5,515,992

		15,531,577

Company	Shares	U.S. $ Value

UTILITIES–7.4%
ELECTRIC UTILITIES–3.0%
American Electric Power Co., Inc.	35,400	$1,462,374
Edison International	31,100	1,287,540
Great Plains Energy, Inc.	47,600	1,036,728
NV Energy, Inc.	89,400	1,461,690

		5,248,332

GAS UTILITIES–0.8%
Atmos Energy Corp.	32,000	1,067,200
UGI Corp.	12,800	376,320

		1,443,520

MULTI-UTILITIES–3.6%
CenterPoint Energy, Inc.	55,600	1,117,004
CMS Energy Corp.	72,300	1,596,384
DTE Energy Co.	38,900	2,118,105
NiSource, Inc.	47,200	1,123,832
Public Service Enterprise Group, Inc.	14,300	472,043

		6,427,368

		13,119,220

INDUSTRIALS–6.9%
AEROSPACE & DEFENSE–1.4%
General Dynamics Corp.	9,600	637,536
Northrop Grumman Corp.	31,700	1,853,816

		2,491,352

AIRLINES–0.7%
Delta Air Lines, Inc.(a)	148,300	1,199,747

INDUSTRIAL CONGLOMERATES–3.9%
General Electric Co.	305,300	5,467,923
Tyco International Ltd.	33,200	1,550,772

		7,018,695

MACHINERY–0.9%
Ingersoll-Rand PLC	30,500	929,335
Parker Hannifin Corp.	8,300	632,875

		1,562,210

		12,272,004

TELECOMMUNICATION SERVICES–3.6%
DIVERSIFIED TELECOMMUNICATION SERVICES–3.6%
AT&T, Inc.	103,800	3,138,912
CenturyLink, Inc.	84,900	3,158,280

		6,297,192

MATERIALS–1.6%
CHEMICALS–1.6%
Dow Chemical Co. (The)	32,800	943,328
LyondellBasell Industries NV	57,000	1,851,930

		2,795,258

Total Common Stocks (cost $170,765,510)		175,542,297

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VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Principal Amount (000)	U.S. $ Value

SHORT-TERM INVESTMENTS–1.1%
TIME DEPOSIT–1.1%
State Street Time Deposit 0.01%, 1/03/12 (cost $1,963,012)	$1,963	$1,963,012

TOTAL INVESTMENTS–100.5% (cost $172,728,522)		177,505,309
Other assets less liabilities–(0.5)%		(805,542)

NET ASSETS–100.0%		$176,699,767

(a)	Non-income producing security.

Glossary:

ADR—American Depositary Receipt

See notes to financial statements.

8

VALUE PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
December 31, 2011	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $172,728,522)	$177,505,309
Dividends and interest receivable	232,153
Receivable for capital stock sold	10

Total assets	177,737,472

LIABILITIES
Payable for investment securities purchased	670,852
Payable for capital stock redeemed	159,784
Advisory fee payable	81,997
Distribution fee payable	36,951
Administrative fee payable	17,166
Transfer Agent fee payable	124
Accrued expenses	70,831

Total liabilities	1,037,705

NET ASSETS	$176,699,767

COMPOSITION OF NET ASSETS
Capital stock, at par	$19,031
Additional paid-in capital	249,831,725
Undistributed net investment income	2,842,249
Accumulated net realized loss on investment and foreign currency transactions	(80,770,025)
Net unrealized appreciation on investments	4,776,787

$176,699,767

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$1,516,979	161,910	$9.37
B	$175,182,788	18,868,989	$9.28

See notes to financial statements.

9

VALUE PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2011	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $50,587)	$4,782,331
Affiliated issuers	49
Interest	275
Securities lending income	4,727

4,787,382

EXPENSES
Advisory fee (see Note B)	1,066,870
Distribution fee—Class B	481,003
Transfer agency—Class A	26
Transfer agency—Class B	3,138
Printing	85,076
Custodian	81,671
Administrative	60,578
Audit	34,716
Legal	27,672
Directors’ fees	3,790
Miscellaneous	6,794

Total expenses	1,851,334

Net investment income	2,936,048

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	14,523,634
Foreign currency transactions	(74)
Net change in unrealized appreciation/depreciation of:
Investments	(23,741,845)
Foreign currency denominated assets and liabilities	(50)

Net loss on investment and foreign currency transactions	(9,218,335)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(6,282,287)

See notes to financial statements.

10

VALUE PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Year Ended December 31, 2011	Year Ended December 31, 2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$2,936,048	$2,309,084
Net realized gain on investment and foreign currency transactions	14,523,560	1,628,615
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(23,741,895)	19,775,497

Net increase (decrease) in net assets from operations	(6,282,287)	23,713,196
DIVIDENDS TO SHAREHOLDERS FROM
Net investment income
Class A	(22,448)	(31,891)
Class B	(2,297,210)	(3,592,985)
CAPITAL STOCK TRANSACTIONS
Net decrease	(28,927,020)	(21,280,738)

Total decrease	(37,528,965)	(1,192,418)
NET ASSETS
Beginning of period	214,228,732	215,421,150

End of period (including undistributed net investment income of $2,842,249 and $2,237,193, respectively)	$176,699,767	$214,228,732

See notes to financial statements.

11

VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2011	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Value Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers fourteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter market (“OTC”) put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price); open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties, which are approved by the Board of Directors.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement

12

AllianceBernstein Variable Products Series Fund

date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2011:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks*	$175,542,297		$–0	–	$–0	–	$175,542,297
Short-Term Investments	–0	–	1,963,012		–0	–	1,963,012

Total Investments in Securities	175,542,297		1,963,012		–0	–	177,505,309
Other Financial Instruments**	–0	–	–0	–	–0	–	–0	–

Total	$175,542,297		$1,963,012		$–0	–	$177,505,309

*	See Portfolio of Investments for sector classifications.

**	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

13

VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.20% and 1.45% of daily average net assets for Class A and Class B shares, respectively (the “Expense Caps”). The Expense Caps will expire on May 1, 2012 and then may be extended by the Adviser for additional one year terms. For the year ended December 31, 2011, there was no such reimbursement.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2011, such fee amounted to $60,578.

Brokerage commissions paid on investment transactions for the year ended December 31, 2011 amounted to $259,034, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,310 for the year ended December 31, 2011.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

14

AllianceBernstein Variable Products Series Fund

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2011 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$118,761,428		$146,325,861
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$172,960,912

Gross unrealized appreciation	16,526,492
Gross unrealized depreciation	(11,982,095)

Net unrealized appreciation	$4,544,397

1. Derivative Financial Instruments

The Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets.

The Portfolio did not engage in derivatives transactions for the year ended December 31, 2011.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all securities loans will be collateralized continually by cash. The Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Portfolio to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not have the right to vote any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AllianceBernstein Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Fund’s Board of Directors. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. As of December 31, 2011, the Portfolio had no securities out on loan. The Portfolio earned securities lending income of $4,727 and $49 from the borrowers and AllianceBernstein Exchange Reserves, respectively, for the year

15

VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

ended December 31, 2011; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Portfolio’s transactions in shares of AllianceBernstein Exchange Reserves for the year ended December 31, 2011 is as follows:

Market Value December 31, 2010 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value December 31, 2011 (000)		Dividend Income (000)
$–0–	$2,350	$2,350	$–0	–	$–0	–*

*	Amount is less than $500.

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010
Class A
Shares sold	13,481	36,873	$124,573	$329,740
Shares issued in reinvestment of dividends	2,126	3,375	22,448	31,891
Shares redeemed	(27,172)	(44,449)	(267,901)	(394,896)

Net decrease	(11,565)	(4,201)	$(120,880)	$(33,265)

Class B
Shares sold	1,007,484	1,427,671	$9,274,516	$11,929,808
Shares issued in reinvestment of dividends	219,199	383,047	2,297,210	3,592,985
Shares redeemed	(4,153,579)	(4,052,496)	(40,377,866)	(36,770,266)

Net decrease	(2,926,896)	(2,241,778)	$(28,806,140)	$(21,247,473)

NOTE G: Risks Involved in Investing in the Portfolio

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

16

AllianceBernstein Variable Products Series Fund

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2011.

NOTE I: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2011 and December 31, 2010 were as follows:

	2011	2010
Distributions paid from:
Ordinary income	$2,319,658	$3,624,876

Total taxable distributions	2,319,658	3,624,876

Total distributions paid	$2,319,658	$3,624,876

As of December 31, 2011, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$2,817,577
Accumulated capital and other losses	(80,512,963	)(a)
Unrealized appreciation/(depreciation)	4,544,397	(b)

Total accumulated earnings/(deficit)	$(73,150,989)

(a)	On December 31, 2011, the Portfolio had a net capital loss carryforward of $79,970,146. During the fiscal year, the Portfolio utilized $14,964,977 of capital loss carryforwards to offset current year net realized gains. At December 31, 2011, the Portfolio had a post-October short-term capital loss deferral of $542,817, which is deemed to arise on January 1, 2012.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and return of capital distributions received from underlying securities.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of December 31, 2011, the Portfolio had a net capital loss carryforward of $79,970,146 which will expire as follows:

SHORT-TERM AMOUNT	LONG-TERM AMOUNT	EXPIRATION
$79,970,146	n/a	2017

During the current fiscal year, permanent differences primarily due to foreign currency reclassifications and return of capital distributions received from underlying securities resulted in a net decrease in undistributed net investment income and a net decrease in accumulated net realized loss on investment and foreign currency transactions. These reclassifications had no effect on net assets.

NOTE J: Recent Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to develop common requirements for measuring fair value and for disclosing information about fair value measurements in U.S. GAAP and International Financial Reporting Standards (“IFRS”). The amendments are intended to improve the comparability of fair value measurements presented and disclosed in the financial statements prepared in accordance with U.S. GAAP and IFRS. The ASU is effective during interim or annual periods beginning after December 15, 2011. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

17

VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

In December 2011, the FASB issued an ASU related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE K: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

18

VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended December 31,
2011	2010	2009	2008	2007
Net asset value, beginning of period	$9.84	$8.97	$7.67	$13.92	$15.08

Income From Investment Operations
Net investment income (a)	.17	.12	.16	.27	.32
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.50)	.93	1.41	(5.62)	(.85)

Net increase (decrease) in net asset value from operations	(.33)	1.05	1.57	(5.35)	(.53)

Less: Dividends and Distributions
Dividends from net investment income	(.14)	(.18)	(.27)	(.28)	(.21)
Distributions from net realized gain on investment transactions	–0	–	–0	–	–0	–	(.62)	(.42)

Total dividends and distributions	(.14)	(.18)	(.27)	(.90)	(.63)

Net asset value, end of period	$9.37	$9.84	$8.97	$7.67	$13.92

Total Return
Total investment return based on net asset value (b)	(3.50)%	11.81	%*	21.12	%*	(40.83	)%*	(3.95)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,517	$1,707	$1,594	$1,490	$3,305,460
Ratio to average net assets of:
Expenses	.71%	.71	%(c)	.70%	.67%	.65%
Net investment income	1.78%	1.37	%(c)	2.09%	2.46%	2.17%
Portfolio turnover rate	62%	73%	64%	33%	20%

See footnote summary on page 20.

19

VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class B
Year Ended December 31,
2011	2010	2009	2008	2007
Net asset value, beginning of period	$9.75	$8.90	$7.59	$13.79	$14.95

Income From Investment Operations
Net investment income (a)	.15	.10	.14	.24	.27
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.50)	.91	1.41	(5.58)	(.83)

Net increase (decrease) in net asset value from operations	(.35)	1.01	1.55	(5.34)	(.56)

Less: Dividends and Distributions
Dividends from net investment income	(.12)	(.16)	(.24)	(.24)	(.18)
Distributions from net realized gain on investment transactions	–0	–	–0	–	–0	–	(.62)	(.42)

Total dividends and distributions	(.12)	(.16)	(.24)	(.86)	(.60)

Net asset value, end of period	$9.28	$9.75	$8.90	$7.59	$13.79

Total Return
Total investment return based on net asset value (b)	(3.78)%	11.42	%*	21.04	%*	(41.01	)%*	(4.16)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$175,183	$212,522	$213,827	$197,080	$329,217
Ratio to average net assets of:
Expenses	.96%	.96	%(c)	.95%	.92%	.90%
Net investment income	1.51%	1.12	%(c)	1.84%	2.24%	1.82%
Portfolio turnover rate	62%	73%	64%	33%	20%

(a)	Based on average shares outstanding.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(c)	The ratio includes expenses attributable to costs of proxy solicitation.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended December 31, 2010, December 31, 2009 and December 31, 2008 by 0.01%, 0.02% and 0.02%, respectively.

See notes to financial statements.

20

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	AllianceBernstein Variable Products Series Fund

To the Board of Directors of

AllianceBernstein Variable Products Series Fund, Inc.

and Shareholders of AllianceBernstein Value Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein Value Portfolio (one of the portfolios constituting the AllianceBernstein Variable Products Series Fund, Inc.) (the “Portfolio”) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Value Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 14, 2012

21

TAX INFORMATION (unaudited)	AllianceBernstein Variable Products Series Fund

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended December 31, 2011. For corporate shareholders, 100% of dividends paid qualify for the dividends received deduction.

22

VALUE PORTFOLIO	AllianceBernstein Variable Products Series Fund

BOARD OF DIRECTORS
William H. Foulk, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) D. James Guzy(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Marshall C. Turner, Jr.(1) Earl D. Weiner(1)

OFFICERS
Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Christopher W. Marx(2), Vice President Joseph G. Paul(2), Vice President John D. Phillips(2), Vice President	Greg L. Powell(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller

CUSTODIAN AND ACCOUNTING AGENT	LEGAL COUNSEL
State Street Bank and Trust Company	Seward & Kissel LLP
One Lincoln Street	One Battery Park Plaza
Boston, MA 02111	New York, NY 10004

DISTRIBUTOR	TRANSFER AGENT
AllianceBernstein Investments, Inc.	AllianceBernstein Investor Services, Inc.
1345 Avenue of the Americas	P.O. Box 786003
New York, NY 10105	San Antonio, TX 78278-6003
Toll-free 1-(800) 221-5672

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
Ernst & Young LLP
5 Times Square
New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Portfolio’s portfolio are made by the U.S. Value Senior Investment Management Team. Mr. Joseph G. Paul, Mr. Christopher W. Marx, John D. Phillips and Mr. Greg L. Powell are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

23

VALUE PORTFOLIO	AllianceBernstein Variable Products Series Fund

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS,* AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN PAST FIVE YEARS
INTERESTED DIRECTOR

Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 51 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	102	None

DISINTERESTED DIRECTORS

William H. Foulk, Jr., ##, ### Chairman of the Board 79 (1990)	Investment Adviser and an Independent Consultant since prior to 2007. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983 and has been Chairman of the AllianceBernstein Funds and of the Independent Directors Committee of such Funds since 2003. He is also active in a number of mutual fund related organizations and committees.	102	None

John H. Dobkin, ## 70 (1992)	Independent Consultant since prior to 2007. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002; Senior Advisor from June 1999–June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989–May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001–2008.	102	None

24

AllianceBernstein Variable Products Series Fund

NAME, ADDRESS,* AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)

Michael J. Downey, ## 68 (2005)	Private Investor since prior to 2007. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director of two other registered investment companies (and Chairman of one of them).	102	Asia Pacific Fund, Inc. and The Merger Fund since prior to 2007, and Prospect Acquisition Corp. (financial services) from 2007 until 2009

D. James Guzy, ## 75 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2007. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	102	Cirrus Logic Corporation (semi-conductors), and PLX Technology (semi-conductors) since prior to 2007 and Intel Corporation (semi-conductors) since prior to 2007 until 2008

Nancy P. Jacklin, ## 63 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	102	None

Garry L. Moody, ## 59 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995–2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993–1995); and Partner, Ernst & Young LLP (1975–1993), where he served as the National Director of Mutual Fund Tax Services. He is also a member of the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committee, of most of the AllianceBernstein Funds since 2008.	102	None

25

VALUE PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AllianceBernstein Variable Products Series Fund

NAME, ADDRESS,* AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)

Marshall C. Turner, Jr., ## 70 (2005)	Private Investor since prior to 2007. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003–2005, and President and CEO, 2005–2006, after the company was acquired and renamed Toppan Photomasks, Inc. He has extensive experience in venture capital investing, including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of a number of education and science-related non-profit organizations. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1992.	102	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since prior to 2007

Earl D. Weiner, ## 72 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of most of the Funds.	102	None

*	The address for each of the Portfolio’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

###	Member of the Fair Value Pricing Committee.

26

AllianceBernstein Variable Products Series Fund

Officer Information

Certain information concerning the Portfolio’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 51	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 66	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Christopher W. Marx 44	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2007.

Joseph G. Paul 52	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2007.

John D. Phillips 64	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2007.

Greg L. Powell 53	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2007.

Emilie D. Wrapp 56	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2007.

Joseph J. Mantineo 52	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2007.

Phyllis J. Clarke 51	Controller	Vice President of ABIS**, with which she has been associated since prior to 2007.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABIS and ABI are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

27

VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein Value Portfolio (the “Portfolio”).2, The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arms length bargaining.” Jones v. Harris Associates L.P., (No. 08-586), 130 U.S. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arms-length bargaining as the benchmark for reviewing challenged fees.”

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 03/31/11 ($MIL)	Portfolio
Value	55 bp on first $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	$215.0	Value Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $71,710 (0.03% of the Portfolio’s average daily net assets) for such services.

1	It should be noted that the information in the fee summary was completed on April 21, 2011 and discussed with the Board of Directors on May 3-5, 2011.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

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AllianceBernstein Variable Products Series Fund

The Adviser has agreed to waive that portion of its management fees and/or reimburse the Portfolio for that portion of its total operating expenses to the degree necessary to limit the Portfolio’s expense ratios to the amounts set forth below for the Portfolio’s fiscal year. The waiver is terminable by the Adviser on May 1st of each year upon at least 60 days written notice. It should be noted that the Portfolio was operating below its expense caps for the most recent fiscal year; accordingly the expense limitation undertaking of the Portfolio was of no effect. In addition, set forth below are the gross expense ratios of the Portfolio for the most recently completed fiscal year:

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking	Gross Expense Ratio	Fiscal Year End
Value Portfolio	Class A 1.20%	0.71%	December 31
	Class B 1.45%	0.96%

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS.

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund, since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. In recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts that have a substantially similar investment style as the Portfolio.3 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory

3	It should be noted that the Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

29

VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

fee of the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on March 31, 2011 net assets:4

Portfolio	Net Assets 03/31/11 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Value Portfolio	$215.0	Diversified Value Schedule 65 bp on first $25m 50 bp on the next $25m 40 bp on the next $50m 30 bp on the next $100m 25 bp on the balance Minimum account size $25m	0.384%	0.550%

The Adviser also manages AllianceBernstein Value Fund, Inc. (“Value Fund, Inc.”), a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below are the fee schedule of Value Fund, Inc. and what would have been the effective advisory fee of the Portfolio had the fee schedule of the retail mutual fund been applicable to the Portfolio:5

Portfolio	AllianceBernstein Mutual Fund	Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Value Portfolio	Value Fund, Inc.	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	0.550%	0.550%

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families that have an investment style similar to that of the Portfolio. The Adviser charges the fees set forth below for the sub-advisory relationships that have a somewhat similar investment style as the Portfolio. Also shown are the Portfolio’s advisory fee and what would have been the effective advisory fee of the Portfolio had the fee schedules of the sub-advisory relationships been applicable to the Portfolio based on March 31, 2011 net assets.

Portfolio		Fee Schedule	Effective Sub-Adv. Fee(%)		Portfolio Advisory Fee(%)
Value Portfolio	Client # 1[6]	0.49% on the first $100 million 0.30% on the next $100 million 0.25% on the balance	0.385		0.550

	Client #2[6]	0.30% of the average daily net assets	0.300		0.550

	Client #3	0.25% on the first $500 million 0.20% on the balance	0.250		0.550

	Client #4	0.15% on the first $1 billion 0.14% on the next $2 billion 0.12% on the next $2 billion 0.10% on the balance +/- Performance Fee (v. R`000V)	0.150	[7]	0.550

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the

4	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

5	It should be noted that the AllianceBernstein Mutual Fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the AllianceBernstein Mutual Fund.

6	The client is an affiliate of the Adviser.

7	The sub-advised fund’s sub-advisory fee shown does not include any performance fee adjustment.

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AllianceBernstein Variable Products Series Fund

Portfolio by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s length bargaining or negotiations.

While it appears that the sub-advisory relationships are paying a lower fee than the Portfolios, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the services provided, risks involved and other competitive factors between the Portfolio and the sub-advisory relationship. There could be various business reasons why an investment adviser would be willing to manage a sub-advisory relationship for a different fee than it would be willing to manage investment company assets.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.8 Lipper’s analysis included the Portfolio’s ranking with respect to the contractual management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”) at the approximate current asset level of the Portfolio.9

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee[10]	Lipper Exp. Group Median (%)	Rank
Value Portfolio	0.550	0.750	1/15

Lipper also analyzed the Portfolio’s most recently completed fiscal year total expense ratio in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU11 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.

Portfolio	Expense Ratio (%)[12]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Value Portfolio	0.709	0.745	4/15	0.782	10/36

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems.

8	It should be noted that the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arms length.” Jones v. Harris at 1429.

9	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

10	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services. In addition, the contractual management fee does not reflect any advisory fee waiver or expense cap that would effectively reduce the actual management fee.

11	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

12	Most recently completed fiscal year end Class A total expense ratio.

31

VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio decreased during calendar year 2010, relative to 2009.13

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2010, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, received $512,092 in Rule 12b-1 fees.

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection with Class B shares. During the fiscal year ended December 31, 2010, the Adviser determined that it made payments in the amount of $747,191 on behalf of the Portfolio to ABI.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of $1,385 from the Portfolio.14

The Portfolio did not effect brokerage transactions and pay commissions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB”, during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted in the future with the Portfolio would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolio. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE.

Although it is clear that economies of scale may have been shared through the existence of breakpoints in the investment advisory fee schedule, it should be noted that sufficient data does not exist to evaluate the extent to which economies of scale or scope are being shared with the AllianceBernstein Mutual Funds’ shareholders. The Adviser has indicated that economies of scale are being shared with shareholders through fee structures, subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread

13	It should be noted that at the August 2, 2011 meeting, the Adviser presented to the Board revised profitability figures with the respect to the Portfolio.

14	The Fund (which includes the Portfolio and other Portfolios of the Fund) paid ABIS a flat fee of $18,000 in 2010.

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AllianceBernstein Variable Products Series Fund

across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

In February 2008, an independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli15 study on advisory fees and various fund characteristics.16 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.17 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of approximately $477 billion as of March 31, 2011, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3 and 5 year performance rankings of the Portfolio18 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)19 for the periods ended February 28, 2011.20

	Portfolio Return	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	18.56	20.05	20.01	12/15	27/36
3 year	–2.15	1.21	0.88	13/13	30/33
5 year	–0.90	2.39	2.07	12/12	28/31

Set forth below are the 1, 3 and 5year and since inception performance returns of the Portfolio (in bold)21 versus its benchmarks.22 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.23

	1 Year (%)	3 Year (%)	5 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
					Volatility (%)	Sharpe (%)
Value Portfolio	18.56	–2.15	–0.90	6.17	19.75	–0.06	5
Russell 1000 Value Index	22.16	–1.17	1.57	8.25	18.83	0.06	5
Inception Date: July 22, 2002

15	The Deli study was originally published in 2002 based on 1997 data.

16	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arms length. See Jones V. Harris at 1429.

17	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

18	The performance rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns of the Portfolio shown were provided by Lipper.

19	The Portfolio’s PG and PU are identical to the Portfolio’s respective EG and EU.

20	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

21	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

22	The Adviser provided Portfolio and benchmark performance return information for periods through February 28, 2011.

23	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be regarded as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be regarded as better performing than a portfolio with a lower Sharpe Ratio.

33

VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: May 24, 2011

34

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors William H. Foulk, Jr and Gary L. Moody. qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include multi-class distribution testing, advice and education on accounting and auditing issues, and consent letters; and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit - Related Fees	Tax Fees
AB Balanced Wealth Strategy Portfolio	2010	45,500	—	8,620
	2011	45,500	128	15,717
AB Global Thematic Growth Portfolio	2010	27,500	—	7,942
	2011	27,500	128	10,273
AB Growth Portfolio	2010	26,000	—	7,357
	2011	26,000	128	9,688
AB Growth & Income Portfolio	2010	26,000	—	7,942
	2011	26,000	128	10,273
AB Intermediate Bond Portfolio	2010	40,000	—	8,356
	2011	40,000	128	8,356
AB International Growth Portfolio	2010	27,500	—	8,974
	2011	27,500	128	11,305
AB International Value Portfolio	2010	27,500	—	8,974
	2011	27,500	128	11,305
AB Large Cap Growth Portfolio	2010	26,000	—	7,357
	2011	26,000	128	9,688
AB Money Market Portfolio	2010	31,400	—	4,847
	2011	31,400	128	4,847
AB Real Estate Investment Portfolio	2010	27,500	—	8,974
	2011	27,500	128	16,070
AB Small Cap Growth Portfolio	2010	26,000	—	7,273
	2011	26,000	128	9,604
AB Small/Mid Cap Value Portfolio	2010	26,000	—	7,273
	2011	26,000	128	14,369
AB Value Portfolio	2010	26,000	—	7,273
	2011	26,000	128	9,604
AB Dynamic Asset	2010	—	—	—
	2011	34,125	128	8,077

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund, which include preparing an annual internal control report pursuant to Statement on Auditing Standards No. 70 (“Service Affiliates”):

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Balanced Wealth Strategy Portfolio	2010	$646,760	136,335
			(127,715)
			(8,620)
	2011	$696,681	15,845
			(128)
			(15,717)
AB Global Thematic Growth Portfolio	2010	$646,082	135,657
			(127,715)
			(7,942)
	2011	$691,237	10,401
			(128)
			(10,273)
AB Growth Portfolio	2010	$645,497	135,072
			(127,715)
			(7,357)
	2011	$690,652	9,816
			(128)
			(9,688)
AB Growth & Income Portfolio	2010	$646,082	135,657
			(127,715)
			(7,942)
	2011	$691,237	10,401
			(128)
			(10,273)
AB Intermediate Bond Portfolio	2010	$646,496	136,071
			(127,715)
			(8,356)
	2011	$689,320	8,484
			(128)
			(8,356)
AB International Growth Portfolio	2010	$647,114	136,689
			(127,715)
			(8,974)
	2011	$692,269	11,433
			(128)
			(11,305)
AB International Value Portfolio	2010	$647,114	136,689
			(127,715)
			(8,974)
	2011	$692,269	11,433
			(128)
			(11,305)

AB Large Cap Growth Portfolio	2010	$645,497	135,072
			(127,715)
			(7,357)
	2011	$690,652	9,816
			(128)
			(9,688)
AB Money Market Portfolio	2010	$642,987	132,562
			(127,715)
			(4,847)
	2011	$685,811	4,975
			(128)
			(4,847)
AB Real Estate Investment Portfolio	2010	$647,114	136,689
			(127,715)
			(8,974)
	2011	$697,034	16,198
			(128)
			(16,070)
AB Small Cap Growth Portfolio	2010	$645,413	134,988
			(127,715)
			(7,273)
	2011	$690,568	9,732
			(128)
			(9,604)
AB Small Cap Value Portfolio	2010	$645,413	134,988
			(127,715)
			(7,273)
	2011	$695,333	14,497
			(128)
			(14,369)
AB Value Portfolio	2010	$645,413	134,988
			(127,715)
			(7,273)
	2011	$690,568	9,732
			(128)
			(9,604)
AB Dynamic Asset	2010	$—	—
			—
			—
	2011	$680,964	8,205
			(128)
			(8,077)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal controls over financial reporting that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Variable Products Series Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: February 13, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: February 13, 2012

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: February 13, 2012